UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6243
                                   --------

                           FRANKLIN STRATEGIC SERIES
                           -------------------------
              (Exact name of registrant as specified in charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
             (Address of principal executive offices) (Zip code)

       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (650) 312-2000
                                                          --------------

Date of fiscal year end:  4/30
                          ----

Date of reporting period: 10/31/03
                          --------

ITEM 1. REPORTS TO STOCKHOLDERS.


                                OCTOBER 31, 2003





Franklin Aggressive
Growth Fund

Franklin Flex Cap
Growth Fund

Franklin Small Cap
Growth Fund II

Franklin Small-Mid Cap
Growth Fund



[GRAPHIC OMITTED]

                    SEMIANNUAL REPORT AND SHAREHOLDER LETTER

                                     GROWTH



                            Franklin Strategic Series

Want to receive
this document
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Eligible shareholders can
sign up for eDelivery at
franklintempleton.com.
See inside for details.

[GRAPHIC OMITTED]

                                 [LOGO OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                   INVESTMENTS
                      Franklin o Templeton o Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE


Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a leader in tax-free investing and a driving force in fixed income investing around the globe. They also bring expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Established in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.









MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

[GRAPHIC OMITTED]

Not part of the semiannual report

                     Contents

SHAREHOLDER LETTER ................ 1

SEMIANNUAL REPORT

Franklin Aggressive Growth Fund.... 3
Franklin Flex Cap Growth Fund ..... 9
Franklin Small Cap
Growth Fund II .................... 14
Franklin Small-Mid Cap
Growth Fund ....................... 20
Financial Highlights and
Statements of Investments ......... 26
Financial Statements .............. 65
Notes to
Financial Statements .............. 73
Proxy Voting Policies
and Procedures .................... 84

Semiannual Report

Franklin Aggressive Growth Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Aggressive Growth Fund seeks capital appreciation by investing primarily in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential, when compared with the overall economy.



We are pleased to bring you Franklin Aggressive Growth Fund's semiannual report for the period ended October 31, 2003.


PERFORMANCE OVERVIEW

For the six months under review, Franklin Aggressive Growth Fund - Class A delivered a +27.26% cumulative total return, as shown in the Performance Summary beginning on page 6. The Fund's benchmarks, the Standard & Poor's 500 Composite Index (S&P 500) and the Russell 3000 (R) Growth Index, returned 15.62% and 18.06% for the same period. 1


ECONOMIC AND MARKET OVERVIEW

During the six months ended October 31, 2003, the U.S. economy surged to its strongest pace since first quarter 1984. Gross domestic product (GDP) growth rose from an annualized 3.3% in second quarter 2003 to an annualized 8.2% in third quarter 2003. Robust consumer spending, especially for autos and homes, and strong business spending, particularly for equipment and software, contributed to the accelerated economic activity. Also supporting the economy were federal spending primarily due to the Iraq conflict, and state and local spending mainly due to budget improvements.

The federal funds target rate fell from 1.25% at the beginning of the period to 1.00% in June 2003, the lowest level in 45 years. On October 28, the Federal Reserve Board reiterated that monetary policy would remain accommodative due to substantial excess capacity in the economy and possibly lower inflation. They observed, however, that the labor market seemed to be stabilizing.





1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell 3000 Growth Index is market capitalization-weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 31.


                                                           Semiannual Report | 3

[GRAPHIC OMITTED]
EDGAR REPRRESENTATION OF DATA POINTS USED IN PRINTED GRAPHICS:

Portfolio Breakdown
Franklin Aggressive Growth Fund
Based on Total Net Assets as of 10/31/03

Electronic Technology*     25.9
Technology Services*       17.4
Health Technology*         11.1
Retail Trade                8.7
Consumer Services           7.5
Finance                     5.9
Health Services             5.6
Industrial Services         2.7
Communications              1.5
Consumer Durables           1.4
Distribution Services       1.3
Transportation              1.3
Process Industries          1.3
Energy Minerals             1.3
Producer Manufacturing      1.2
Consumer Non-Durables       0.2
Short-Term Investments &
Other Net Assets            5.7


*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.




Lower interest rates helped reduce financing costs for businesses and consumers. Consumer spending, which normally accounts for two-thirds of GDP, also benefited from additional tax cuts and lower retail prices. Although consumer confidence rose in October, consumers remained anxious about soft labor markets, high debt levels and steep energy prices. Despite solid gains in corporate profits, businesses also continued to harbor concerns about the economy. Aided by greater productivity, businesses seemed to postpone hiring until a sustained economic rebound looked more assured. Encouragingly, August, September and October employment reports showed improving job growth.

Overall, increasing signs of an economic recovery contributed to a general improvement in U.S. equity market performance. For the six-month reporting period, the S&P 500, a broad measure of the stock market, posted a 15.62% gain. 1 In particular, technology stocks rallied strongly, and returned 32.30% as measured by the Nasdaq Composite Index. 2


INVESTMENT STRATEGY

We seek to invest in stocks that present the best trade-off among growth opportunity, business and financial risk, and valuation. We focus on innovative, rapidly growing companies in a variety of industries and across all market capitalization sizes. Companies with identifiable growth drivers, such as new product development, leverage to a change in the economy, or secular industry growth, also appeal to us. We search for companies with strong balance sheets and the ability to invest in future growth and gain market share. We also look for companies with strong operating leverage, or the ability to increase profit margins as sales grow.


MANAGER'S DISCUSSION

The Fund's overweighted position relative to the Russell 3000 Growth Index in electronic technology, particularly in semiconductors and electronic production equipment, helped relative performance during the six-month period. Additionally, specific stock selection in technology services contributed to the Fund. The strongest contributors to return in this sector were Yahoo! and Ask Jeeves. Specific stocks also boosted our retail trade allocation as our investments in Cost Plus, Tuesday Morning and Hot Topic appreciated during the period. In health technology, some particular holdings that performed well, and an underweighted position in this sector, benefited Fund performance. Within the sector, our Boston Scientific holding increased in value, and we sold it by period-end.

2. Source: Standard & Poor's Micropal. The Nasdaq Composite Index measures all domestic and international common stocks listed on The Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies.





4 | Semiannual Report

Conversely, our overweighted position in industrial services, combined with stock selection, detracted from Fund performance. In particular, Weatherford International declined in value during the reporting period. Stock selection in consumer services also hampered the Fund as our Viacom holding weakened. Our commercial services holdings, which we sold during the period, also negatively impacted the Fund.

Thank you for your continued participation in Franklin Aggressive Growth Fund. We look forward to serving your future investment needs.



[PHOTO OMITTED]



/S/ MICHAEL MCCARTHY
Michael McCarthy, CFA


[PHOTO OMITTED]


/S/ JOHN P. SCANDALIOS
John P. Scandalios

Portfolio Management Team
Franklin Aggressive Growth Fund


THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2003, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



TOP 10 HOLDINGS
Franklin Aggressive Growth Fund
10/31/03

  COMPANY                  % OF TOTAL
  SECTOR/INDUSTRY          NET ASSETS
--------------------------------------------
  Microsoft Corp.                       2.5%
   TECHNOLOGY SERVICES
--------------------------------------------
  Cost Plus Inc.                        2.0%
   RETAIL TRADE
--------------------------------------------
  InterMune Inc.                        1.9%
   HEALTH TECHNOLOGY
--------------------------------------------
  Tektronix Inc.                        1.9%
   ELECTRONIC TECHNOLOGY
--------------------------------------------
  Varian Semiconductor Equipment
  Associates Inc.                       1.8%
   ELECTRONIC TECHNOLOGY
--------------------------------------------
  Forest Laboratories Inc.              1.8%
   HEALTH TECHNOLOGY
--------------------------------------------
  Lam Research Corp.                    1.8%
   ELECTRONIC TECHNOLOGY
--------------------------------------------
  Accredo Health Inc.                   1.7%
   HEALTH SERVICES
--------------------------------------------
  Investors Financial Services Corp.    1.7%
   FINANCE
--------------------------------------------
  Cognos Inc. (Canada)                  1.7%
   TECHNOLOGY SERVICES
--------------------------------------------


                                                           Semiannual Report | 5

Performance Summary as of 10/31/03

FRANKLIN AGGRESSIVE GROWTH FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE INFORMATION

-------------------------------------------------------------------------------
  CLASS A                            CHANGE          10/31/03          4/30/03
-------------------------------------------------------------------------------
  Net Asset Value (NAV)              +$2.59            $12.09            $9.50
-------------------------------------------------------------------------------
  CLASS B                            CHANGE          10/31/03          4/30/03
-------------------------------------------------------------------------------
  Net Asset Value (NAV)              +$2.49            $11.79            $9.30
-------------------------------------------------------------------------------
  CLASS C                            CHANGE          10/31/03          4/30/03
-------------------------------------------------------------------------------
  Net Asset Value (NAV)              +$2.49            $11.77            $9.28
-------------------------------------------------------------------------------
  CLASS R                            CHANGE          10/31/03          4/30/03
-------------------------------------------------------------------------------
  Net Asset Value (NAV)              +$2.57            $12.04            $9.47
-------------------------------------------------------------------------------
  ADVISOR CLASS                      CHANGE          10/31/03          4/30/03
-------------------------------------------------------------------------------
  Net Asset Value (NAV)              +$2.64            $12.26            $9.62
-------------------------------------------------------------------------------



6 | Past performance does not guarantee future results. | Semiannual Report

PERFORMANCE

-----------------------------------------------------------------------------------------------------
  CLASS A                               6-MONTH         1-YEAR            3-YEAR  INCEPTION (6/23/99)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1             +27.26%        +36.76%           -51.17%          +23.79%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2         +19.94%        +28.89%           -22.79%           +3.60%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3         $11,994        $12,889            $4,602          $11,668
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 4                   +29.52%           -28.09%           +1.62%
-----------------------------------------------------------------------------------------------------
  CLASS B                               6-MONTH         1-YEAR            3-YEAR  INCEPTION (6/23/99)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1             +26.77%        +35.83%           -52.15%          +20.64%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2         +22.77%        +31.83%           -22.58%           +4.00%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3         $12,277        $13,183            $4,641          $11,864
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 4                   +32.57%           -27.88%           +2.00%
-----------------------------------------------------------------------------------------------------
  CLASS C                               6-MONTH         1-YEAR            3-YEAR  INCEPTION (6/23/99)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1             +26.83%        +35.76%           -52.14%          +20.42%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2         +24.62%        +33.37%           -22.04%           +4.12%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3         $12,462        $13,337            $4,738          $11,922
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 4                   +34.13%           -27.38%           +2.15%
-----------------------------------------------------------------------------------------------------
  CLASS R                                              6-MONTH            1-YEAR   INCEPTION (1/1/02)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                            +27.14%           +36.51%          -12.44%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                        +26.14%           +35.51%           -7.01%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $12,614           $13,551           $8,756
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 4                                     +36.10%          -11.79%
-----------------------------------------------------------------------------------------------------
  ADVISOR CLASS                         6-MONTH         1-YEAR            3-YEAR  INCEPTION (6/23/99)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1             +27.44%        +37.14%           -50.75%          +25.59%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2         +27.44%        +37.14%           -21.03%           +5.37%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3         $12,744        $13,714            $4,925          $12,559
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 4                   +37.87%           -26.45%           +3.38%
-----------------------------------------------------------------------------------------------------


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


     Semiannual Report | Past performance does not guarantee future results. | 7

ENDNOTES


THE MANAGER OF THE FUND USES AN AGGRESSIVE GROWTH STRATEGY SO AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK AND VOLATILITY THAN A MORE CONSERVATIVE EQUITY FUND. SMALLER-COMPANY STOCKS HISTORICALLY HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND'S PORTFOLIO INCLUDES INVESTMENTS IN TECHNOLOGY, WHICH HAS BEEN AMONG THE MARKET'S MOST VOLATILE SECTORS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


CLASS A: Subject to the maximum 5.75% initial sales charge.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees; are available to a limited class of investors.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable maximum sales charge(s). Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any applicable maximum sales charge(s).
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.



8 | Past performance does not guarantee future results. | Semiannual Report

Franklin Flex Cap Growth Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Flex Cap Growth Fund seeks capital appreciation. The Fund normally invests a majority of its assets in securities of companies either headquartered or conducting most of their operations in the state of California. The Fund may also invest in companies located, headquartered or operating in other states and outside the U.S.



We are pleased to bring you Franklin Flex Cap Growth Fund's semiannual report for the six months ended October 31, 2003.


PERFORMANCE OVERVIEW

For the six months under review, Franklin Flex Cap Growth Fund - Class A delivered a +24.57% cumulative total return, as shown in the Performance Summary beginning on page 12. The Fund outperformed its benchmarks, the Standard & Poor's 500 Composite Index (S&P 500) and the Russell 3000 (R) Growth Index, which returned 15.62% and 18.06% for the same period. 1 The Fund also fared well compared with its peers in the Lipper Multi-Cap Growth Funds Average, which returned 22.32%. 2 Longer term, the Fund's Class A shares' 10-year average annual total return was +14.69%.


ECONOMIC AND MARKET OVERVIEW

During the six months ended October 31, 2003, the U.S. economy surged to its strongest pace since first quarter 1984. Gross domestic product (GDP) growth rose from an annualized 3.3% in second quarter 2003 to an annualized 8.2% in third quarter 2003. Robust consumer spending, especially for autos and homes, and strong business spending, particularly for equipment and software, contributed to the accelerated economic activity. Also supporting the economy were federal spending primarily due to the Iraq conflict, and state and local spending mainly due to budget improvements.





1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell 3000 Growth Index is market capitalization-weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
2. Source: Lipper Inc. The Lipper Multi-Cap Growth Funds Average is an equally weighted average calculation of performance figures for all funds within the Lipper Multi-Cap Growth Funds classification in the Lipper Open-end underlying funds universe. Lipper Multi-Cap Growth Funds are defined as funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. As of 10/31/03, there were 416 funds in this category. Lipper calculations do not include sales charges. The Fund's performance relative to the average might have differed if such charges had been considered. Past performance does not guarantee future results.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 38.


                                                           Semiannual Report | 9

The federal funds target rate fell from 1.25% at the beginning of the period to 1.00% in June 2003, the lowest level in 45 years. On October 28, the Federal Reserve Board reiterated that monetary policy would remain accommodative due to substantial excess capacity in the economy and possibly lower inflation. They observed, however, that the labor market seemed to be stabilizing.

Lower interest rates helped reduce financing costs for businesses and consumers. Consumer spending, which normally accounts for two-thirds of GDP, also benefited from additional tax cuts and lower retail prices. Although consumer confidence rose in October, consumers remained anxious about soft labor markets, high debt levels and steep energy prices. Despite solid gains in corporate profits, businesses also continued to harbor concerns about the economy. Aided by greater productivity, businesses seemed to postpone hiring until a sustained economic rebound looked more assured. Encouragingly, August, September and October employment reports showed improving job growth.

Overall, increasing signs of an economic recovery contributed to a general improvement in U.S. equity market performance. For the six-month reporting period, the S&P 500, a broad measure of the stock market, posted a 15.62% gain. 1 In particular, technology stocks rallied strongly, and returned 32.30% as measured by the Nasdaq Composite Index. 3


INVESTMENT STRATEGY

We employ bottom-up, fundamental research and take advantage of Franklin Templeton's large analyst team. We look for companies of any size with identifiable earnings growth drivers that we believe will yield above-average risk-adjusted returns over the long term. Growth drivers could be internal to a company such as company-specific strengths. Examples include brand equity, technology patents, product superiority, proprietary intellectual property, new products, an under-penetrated market or internal efficiency initiatives. Growth could also result from exposure to external factors, such as secular industry growth, economic conditions, an increase in corporate capital spending, or currency appreciation or depreciation. We construct our portfolio to take into account the trade-off among each stock's growth opportunity, business and financial risk, and valuation.


3. Source: Standard & Poor's Micropal. The Nasdaq Composite Index measures all domestic and international common stocks listed on The Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies.




[GRAPHIC OMITTED]
EDGAR REPRRESENTATION OF DATA POINTS USED IN PRINTED GRAPHICS:

Portfolio Breakdown
Franklin Flex Cap Growth Fund
Based on Total Net Assets as of 10/31/03

Electronic Technology*      21.3
Technology Services*        13.6
Finance                     13.2
Health Technology*          12.9
Consumer Services            7.4
Retail Trade                 5.2
Real Estate                  3.5
Consumer Non-Durables        3.3
Health Services              3.0
Industrial Services          2.2
Commercial Services          1.9
Transportation               1.8
Process Industries           1.8
Consumer Durables            1.4
Communications               1.2
Distribution Services        0.9
Producer Manufacturing       0.9
Utilities                    0.5
Short-Term Investments &
Other Net Assets             4.0




*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.



10 | Semiannual Report

MANAGER'S DISCUSSION

During the six-month period, the Fund outperformed its benchmark primarily due to strong, bottom-up, fundamental sector and stock selection. Sectors that benefited the portfolio include finance, electronic technology, health technology, technology services and retail trade. Health technology contributed the most to Fund performance in terms of allocation and selection. Within health technology, Genentech, Varian Medical Systems, and new position Cooper performed well. Our electronic technology allocation boosted the Fund's return as strength resonated across the sector. In particular, our semiconductor and electronic production equipment holdings appreciated in value.

Other individual companies contributing to Fund performance ranged across a variety of sectors. Examples include VCA Antech in health services, Hot Topic in retail trade, Countrywide Financial and E*TRADE Financial in finance, and Ask Jeeves and Cognizant Technology Solutions in technology services.

Specific stocks that hindered performance during the reporting period include Mattel, BioMarin Pharmaceutical, First Data, AT&T Wireless Services and new position Weatherford International. We evaluated the merit of holding each position, and we reduced our weightings in all of them except for First Data.

Thank you for your continued participation in Franklin Flex Cap Growth Fund. We look forward to serving your future investment needs.



[PHOTO OMITTED]


/S/ CONRAD B. HERRMANN

Conrad B. Herrmann, CFA
Portfolio Manager
Franklin Flex Cap Growth Fund



THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2003, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.








TOP 10 HOLDINGS
Franklin Flex Cap Growth Fund
10/31/03

-----------------------------------------
  COMPANY                      % OF TOTAL
  SECTOR/INDUSTRY              NET ASSETS
-----------------------------------------
  Amgen Inc.                         2.1%
   HEALTH TECHNOLOGY
-----------------------------------------
  Varian Inc.                        2.1%
   ELECTRONIC TECHNOLOGY
-----------------------------------------
  The PMI Group Inc.                 2.0%
   FINANCE
-----------------------------------------
  Countrywide Financial Corp.        2.0%
   FINANCE
-----------------------------------------
  Univision Communications Inc., A   2.0%
   CONSUMER SERVICES
-----------------------------------------
  eBay Inc.                          1.9%
   CONSUMER SERVICES
-----------------------------------------
  VCA Antech Inc.                    1.9%
   HEALTH SERVICES
-----------------------------------------
  Expeditors International of
  Washington Inc.                    1.8%
   TRANSPORTATION
-----------------------------------------
  Wells Fargo & Co.                  1.8%
   FINANCE
-----------------------------------------
  Lam Research Corp.                 1.7%
   ELECTRONIC TECHNOLOGY
-----------------------------------------


                                                          Semiannual Report | 11

Performance Summary as of 10/31/03

FRANKLIN FLEX CAP GROWTH FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE INFORMATION

-------------------------------------------------------------------------------
  CLASS A                           CHANGE          10/31/03          4/30/03
-------------------------------------------------------------------------------
  Net Asset Value (NAV)             +$6.28            $31.84           $25.56
-------------------------------------------------------------------------------
  CLASS B                           CHANGE          10/31/03          4/30/03
-------------------------------------------------------------------------------
  Net Asset Value (NAV)             +$5.95            $30.67           $24.72
-------------------------------------------------------------------------------
  CLASS C                           CHANGE          10/31/03          4/30/03
-------------------------------------------------------------------------------
  Net Asset Value (NAV)             +$5.96            $30.73           $24.77
-------------------------------------------------------------------------------
  CLASS R                           CHANGE          10/31/03          4/30/03
-------------------------------------------------------------------------------
  Net Asset Value (NAV)             +$6.21            $31.70           $25.49
-------------------------------------------------------------------------------


12 | Past performance does not guarantee future results. | Semiannual Report

PERFORMANCE

-----------------------------------------------------------------------------------------------------
  CLASS A                               6-MONTH         1-YEAR            5-YEAR          10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1             +24.57%        +32.67%           +61.37%         +317.66%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2         +17.40%        +25.06%            +8.75%          +14.69%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3         $11,740        $12,506           $15,209          $39,362
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 4                   +21.28%            +8.11%          +13.89%
-----------------------------------------------------------------------------------------------------
  CLASS B                               6-MONTH         1-YEAR            3-YEAR   INCEPTION (1/1/99)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1             +24.07%        +31.69%           -37.74%          +34.57%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2         +20.07%        +27.69%           -15.42%           +6.01%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3         $12,007        $12,769            $6,050          $13,257
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 4                   +23.68%           -20.21%           +4.25%
-----------------------------------------------------------------------------------------------------
  CLASS C                               6-MONTH         1-YEAR            5-YEAR   INCEPTION (9/3/96)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1             +24.06%        +31.66%           +55.38%          +96.50%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2         +21.83%        +29.33%            +8.99%           +9.74%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3         $12,183        $12,933           $15,381          $19,456
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 4                   +25.42%            +8.36%           +8.59%
-----------------------------------------------------------------------------------------------------
  CLASS R                                              6-MONTH            1-YEAR   INCEPTION (1/1/02)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                            +24.36%           +32.30%           -0.44%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                        +23.36%           +31.30%           -0.24%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $12,336           $13,130           $9,956
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 4                                     +27.38%           -4.88%
-----------------------------------------------------------------------------------------------------


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



ENDNOTES


INVESTING IN A NON-DIVERSIFIED FUND CONCENTRATING IN SECURITIES LINKED TO THE STATE OF CALIFORNIA INVOLVES SPECIAL RISKS SUCH AS INCREASED SUSCEPTIBILITY TO ECONOMIC OR REGULATORY DEVELOPMENTS IN THE STATE. SMALLER OR RELATIVELY NEW COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS, AND THEIR PROSPECTS FOR GROWTH ARE LESS CERTAIN THAN THOSE OF LARGER, MORE ESTABLISHED COMPANIES. THE FUND'S PORTFOLIO INCLUDES INVESTMENTS IN TECHNOLOGY, WHICH HAS BEEN AMONG THE MARKET'S MOST VOLATILE SECTORS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

    Semiannual Report | Past performance does not guarantee future results. | 13

Franklin Small Cap Growth Fund II

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Small Cap Growth Fund II seeks capital appreciation by investing at least 80% of its total assets in equity securities of small-capitalization companies with market capitalizations not exceeding that of the highest market capitalization in the Russell 2000 (R) Index or $1.5 billion, whichever is greater, at the time of purchase. 1



We are pleased to bring you Franklin Small Cap Growth Fund II's semiannual report for the period ended October 31, 2003.


PERFORMANCE OVERVIEW

For the six months under review, Franklin Small Cap Growth Fund II - Class A delivered a +36.46% cumulative total return, as shown in the Performance Summary beginning on page 17. The Fund's benchmarks, the Standard & Poor's 500 Composite Index (S&P 500) and the Russell 2000 (R) Growth Index, returned 15.62% and 36.11% for the same period. 2


ECONOMIC AND MARKET OVERVIEW

During the six months ended October 31, 2003, the U.S. economy surged to its strongest pace since first quarter 1984. Gross domestic product (GDP) growth rose from an annualized 3.3% in second quarter 2003 to an annualized 8.2% in third quarter 2003. Robust consumer spending, especially for autos and homes, and strong business spending, particularly for equipment and software, contributed to the accelerated economic activity. Also supporting the economy were federal spending primarily due to the Iraq conflict, and state and local spending mainly due to budget improvements.

The federal funds target rate fell from 1.25% at the beginning of the period to 1.00% in June 2003, the lowest level in 45 years. On October 28, the Federal Reserve Board reiterated that monetary policy would remain accommodative due to substantial excess capacity in the economy and possibly lower inflation. They observed, however, that the labor market seemed to be stabilizing.





1. The Russell 2000 Index is market capitalization-weighted and measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of total market capitalization of the Russell 3000 Index.

2. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell 2000 Growth Index is market capitalization-weighted and measures performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 48.



14 | Semiannual Report

[GRAPHIC OMITTED]
EDGAR REPRRESENTATION OF DATA POINTS USED IN PRINTED GRAPHICS:

Portfolio Breakdown
Franklin Small Cap Growth Fund II
Based on Total Net Assets as of 10/31/03

Electronic Technology*      35.7
Producer Manufacturing      10.8
Technology Services*        10.6
Retail Trade                 5.5
Health Technology*           5.4
Finance                      4.8
Transportation               4.3
Consumer Services            4.3
Process Industries           3.5
Commercial Services          3.4
Energy Minerals              3.4
Industrial Services          2.7
Health Services              1.4
Non-Energy Minerals          1.3
Communications               0.9
Consumer Durables            0.7
Short-Term Investments &
Other Net Assets             1.3


*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.


Lower interest rates helped reduce financing costs for businesses and consumers. Consumer spending, which normally accounts for two-thirds of GDP, also benefited from additional tax cuts and lower retail prices. Although consumer confidence rose in October, consumers remained anxious about soft labor markets, high debt levels and steep energy prices. Despite solid gains in corporate profits, businesses also continued to harbor concerns about the economy. Aided by greater productivity, businesses seemed to postpone hiring until a sustained economic rebound looked more assured. Encouragingly, August, September and October employment reports showed improving job growth.

Overall, increasing signs of an economic recovery contributed to a general improvement in U.S. equity market performance. For the six-month reporting period, the S&P 500, a broad measure of the stock market, posted a 15.62% gain. 2 In particular, technology stocks rallied strongly, and returned 32.30% as measured by the Nasdaq Composite Index. 3


INVESTMENT STRATEGY

We seek long-term capital appreciation by investing primarily in common stocks of rapidly growing small-capitalization companies. Small-capitalization companies are defined as those companies with market capitalizations less than $1.5 billion, or the largest stock in the Russell 2000 Growth Index, whichever is greater. We use a fundamental, research-driven approach, focusing primarily on individual securities. Searching in fast-growing industries, we target companies with distinct, sustainable, competitive advantages; innovative, proprietary technology; and strong management teams -- factors we believe can produce growth in earnings or share price.


MANAGER'S DISCUSSION

The electronic technology sector provided the greatest positive return contri-bution during the six-month period as the Fund's semiconductor and electronic production equipment holdings had strong returns during the period. We had few investments in telecommunications equipment and did not benefit much from a rally in that industry.

The Fund also derived positive returns from our producer manufacturing sector positions. In particular, our industrial machinery and miscellaneous manufacturing holdings appreciated. Consumer services also contributed to Fund performance as it benefited from stock selection in broadcasting, casinos and gaming, and hotels and resorts.



3. Source: Standard & Poor's Micropal. The Nasdaq Composite Index measures all domestic and international common stocks listed on The Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies.

                                                           Semiannual Report |15

TOP 10 HOLDINGS
Franklin Small Cap Growth Fund II
10/31/03

--------------------------------------------
  COMPANY                         % OF TOTAL
  SECTOR/INDUSTRY                 NET ASSETS
--------------------------------------------
  Varian Semiconductor Equipment
  Associates Inc.                       4.2%
   ELECTRONIC TECHNOLOGY
--------------------------------------------
  Semtech Corp.                         2.3%
   ELECTRONIC TECHNOLOGY
--------------------------------------------
  Integrated Circuit Systems Inc.       2.2%
   ELECTRONIC TECHNOLOGY
--------------------------------------------
  National Instruments Corp.            2.2%
   ELECTRONIC TECHNOLOGY
--------------------------------------------
  Forward Air Corp.                     2.0%
   TRANSPORTATION
--------------------------------------------
  Lam Research Corp.                    2.0%
   ELECTRONIC TECHNOLOGY
--------------------------------------------
  Advanced Fibre Communications Inc.    1.7%
   ELECTRONIC TECHNOLOGY
--------------------------------------------
  Electro Scientific Industries Inc.    1.6%
   ELECTRONIC TECHNOLOGY
--------------------------------------------
  Landstar System Inc.                  1.6%
   TRANSPORTATION
--------------------------------------------
  Minerals Technologies Inc.            1.6%
   PROCESS INDUSTRIES
--------------------------------------------


Conversely, health technology represented a significant drag on the Fund during the period. Our stock selection and relatively small weighting in biotechnology, medical specialties and pharmaceutical industries led to weak returns for the sector. The Fund's performance also suffered from its selection and very low weighting in the health services sector. Specifically, our lack of ownership in the managed health care, hospital and nursing management, and medical and nursing services industries negatively impacted the Fund.

Our technology services investments also performed poorly relative to the index. Although the Fund's software holdings generally increased in price, their returns trailed those of the benchmark.

Thank you for your continued participation in Franklin Small Cap Growth Fund II. We look forward to serving your future investment needs.








[PHOTO OMITTED]


/S/ AIDAN O'CONNELL

Aidan O'Connell, CFA
Portfolio Manager




[PHOTO OMITTED]

/S/ EDWARD B. JAMIESON

Edward B. Jamieson
Portfolio Manager

Franklin Small Cap Growth Fund II






THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2003, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



16 | Semiannual Report

Performance Summary as of 10/31/03

FRANKLIN SMALL CAP GROWTH FUND II


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE INFORMATION

----------------------------------------------------------------------------
  CLASS A                         CHANGE          10/31/03          4/30/03
----------------------------------------------------------------------------
  Net Asset Value (NAV)           +$2.72            $10.18            $7.46
----------------------------------------------------------------------------
  CLASS B                         CHANGE          10/31/03          4/30/03
----------------------------------------------------------------------------
  Net Asset Value (NAV)           +$2.62             $9.95            $7.33
----------------------------------------------------------------------------
  CLASS C                         CHANGE          10/31/03          4/30/03
----------------------------------------------------------------------------
  Net Asset Value (NAV)           +$2.63             $9.96            $7.33
----------------------------------------------------------------------------
  CLASS R                         CHANGE          10/31/03          4/30/03
----------------------------------------------------------------------------
  Net Asset Value (NAV)           +$2.69            $10.14            $7.45
----------------------------------------------------------------------------
  ADVISOR CLASS                   CHANGE          10/31/03          4/30/03
----------------------------------------------------------------------------
  Net Asset Value (NAV)           +$2.76            $10.31            $7.55
----------------------------------------------------------------------------

    Semiannual Report | Past performance does not guarantee future results. | 17

PERFORMANCE

-----------------------------------------------------------------------------------------------------
  CLASS A                               6-MONTH         1-YEAR            3-YEAR   INCEPTION (5/1/00)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1             +36.46%        +45.85%           -12.84%           +1.80%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2         +28.54%        +37.38%            -6.34%           -1.17%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3         $12,854        $13,738            $8,216           $9,595
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 4                   +34.42%           -11.70%           -4.39%
-----------------------------------------------------------------------------------------------------
  CLASS B                               6-MONTH         1-YEAR            3-YEAR   INCEPTION (5/1/00)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1             +35.74%        +44.83%           -14.52%           -0.50%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2         +31.74%        +40.83%            -6.05%           -1.01%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3         $13,174        $14,083            $8,292           $9,651
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 4                   +37.72%           -11.44%           -4.21%
-----------------------------------------------------------------------------------------------------
  CLASS C                               6-MONTH         1-YEAR            3-YEAR   INCEPTION (5/1/00)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1             +35.88%        +44.98%           -14.51%           -0.40%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2         +33.60%        +42.53%            -5.41%           -0.40%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3         $13,360        $14,253            $8,462           $9,861
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 4                   +39.55%           -10.81%           -3.60%
-----------------------------------------------------------------------------------------------------
  CLASS R                                              6-MONTH            1-YEAR   INCEPTION (1/1/02)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                            +36.11%           +45.69%           +2.63%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                        +35.11%           +44.69%           +1.43%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $13,511           $14,469          $10,263
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 4                                     +41.39%           -4.79%
-----------------------------------------------------------------------------------------------------
  ADVISOR CLASS                         6-MONTH         1-YEAR            3-YEAR   INCEPTION (5/1/00)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1             +36.56%        +46.45%           -11.96%           +3.10%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2         +36.56%        +46.45%            -4.16%           +0.88%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3         $13,656        $14,645            $8,804          $10,310
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 4                   +43.39%            -9.62%           -2.35%
-----------------------------------------------------------------------------------------------------


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



18 | Past performance does not guarantee future results. | Semiannual Report

ENDNOTES


SMALLER OR RELATIVELY NEW COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS AND THEIR GROWTH PROSPECTS ARE LESS CERTAIN THAN THOSE OF LARGER, ESTABLISHED COMPANIES. THE FUND'S PORTFOLIO INCLUDES INVESTMENTS IN TECHNOLOGY, WHICH HAS BEEN AMONG THE MARKET'S MOST VOLATILE SECTORS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


CLASS A: Subject to the maximum 5.75% initial sales charge.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees; are available to a limited class of investors.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable maximum sales charge(s). Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any applicable maximum sales charge(s).
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.



    Semiannual Report | Past performance does not guarantee future results. | 19

Franklin Small-Mid Cap Growth Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Small-Mid Cap Growth Fund seeks capital appreciation by investing at least 80% of its total assets in equity securities of small and mid-sized companies. The Fund defines small-cap companies as those having market values less than $1.5 billion or those with the highest market cap value in the Russell 2000 (R) Index, whichever is greater, at the time of purchase. 1 Mid-cap companies are those with market cap values greater than small-cap companies but not exceeding $8.5 billion.



This semiannual report for Franklin Small-Mid Cap Growth Fund covers the six months ended October 31, 2003.


PERFORMANCE OVERVIEW

For the six months under review, Franklin Small-Mid Cap Growth Fund - Class A delivered a +23.98% cumulative total return, as shown in the Performance Summary beginning on page 23. The Fund's benchmarks, the Standard & Poor's 500 Composite Index (S&P 500) and the Russell 2500 TM Growth Index, returned 15.62% and 34.33% for the same period. 2


ECONOMIC AND MARKET OVERVIEW

During the six months ended October 31, 2003, the U.S. economy surged to its strongest pace since first quarter 1984. Gross domestic product (GDP) growth rose from an annualized 3.3% in second quarter 2003 to an annualized 8.2% in third quarter 2003. Robust consumer spending, especially for autos and homes, and strong business spending, particularly for equipment and software, contributed to the accelerated economic activity. Also supporting the economy were federal spending primarily due to the Iraq conflict, and state and local spending mainly due to budget improvements.





1. The Russell 2000 Index is market capitalization-weighted and measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of total market capitalization of the Russell 3000 Index. 2. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell 2500 Growth Index is market capitalization-weighted and measures performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 58.



20 | Semiannual Report

The federal funds target rate fell from 1.25% at the beginning of the period to 1.00% in June 2003, the lowest level in 45 years. On October 28, the Federal Reserve Board reiterated that monetary policy would remain accommodative due to substantial excess capacity in the economy and possibly lower inflation. They observed, however, that the labor market seemed to be stabilizing.

Lower interest rates helped reduce financing costs for businesses and consumers. Consumer spending, which normally accounts for two-thirds of GDP, also benefited from additional tax cuts and lower retail prices. Although consumer confidence rose in October, consumers remained anxious about soft labor markets, high debt levels and steep energy prices. Despite solid gains in corporate profits, businesses also continued to harbor concerns about the economy. Aided by greater productivity, businesses seemed to postpone hiring until a sustained economic rebound looked more assured. Encouragingly, August, September and October employment reports showed improving job growth.

Overall, increasing signs of an economic recovery contributed to a general improvement in U.S. equity market performance. For the six-month reporting period, the S&P 500, a broad measure of the stock market, posted a 15.62% gain. 2 In particular, technology stocks rallied strongly, and returned 32.30% as measured by the Nasdaq Composite Index. 3


INVESTMENT STRATEGY

We seek to invest in stocks that present the best trade-off among growth opportunity, business and financial risk, and valuation. We focus on innovative, rapidly growing companies with identifiable growth drivers, such as new product development, leverage to a change in the economy, or secular industry growth. We search for companies with sustainable competitive advantages such as strong management and balance sheets, and the ability to invest in future growth and market share gains. We also look for companies with strong operating leverage, whose profit margins may increase as sales grow.


3. Source: Standard & Poor's Micropal. The Nasdaq Composite Index measures all domestic and international common stocks listed on The Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies.


[GRAPHIC OMITTED]
EDGAR REPRRESENTATION OF DATA POINTS USED IN PRINTED GRAPHICS:

Portfolio Breakdown
Franklin Small-Mid Cap Growth Fund
Based on Total Net Assets as of 10/31/03

Electronic Technology*    25.2
Finance                   10.7
Technology Services*       8.0
Health Technology*         7.1
Industrial Services        5.4
Retail Trade               5.4
Health Services            5.2
Consumer Services          4.6
Producer Manufacturing     4.1
Commercial Services        3.5
Process Industries         3.1
Consumer Non-Durables      3.0
Transportation             2.1
Communications             2.0
Distribution Services      1.6
Consumer Durables          1.5
Energy Minerals            1.0
Real Estate                0.7
Short-Term Investments &
Other Net Assets           5.8


*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

                                                          Semiannual Report | 21

TOP 10 EQUITY HOLDINGS
Franklin Small-Mid Cap Growth Fund
10/31/03

-------------------------------------------------
  COMPANY                              % OF TOTAL
  SECTOR/INDUSTRY                      NET ASSETS
-------------------------------------------------
  Tektronix Inc.                             1.6%
   ELECTRONIC TECHNOLOGY
-------------------------------------------------
  Lam Research Corp.                         1.6%
   ELECTRONIC TECHNOLOGY
-------------------------------------------------
  Countrywide Financial Corp.                1.5%
   FINANCE
-------------------------------------------------
  Synopsys Inc.                              1.4%
   ELECTRONIC TECHNOLOGY
-------------------------------------------------
  Univision Communications Inc., A           1.4%
   CONSUMER SERVICES
-------------------------------------------------
  Mettler-Toledo International Inc.
  (Switzerland)                              1.3%
   PRODUCER MANUFACTURING
-------------------------------------------------
  Coventry Health Care Inc.                  1.3%
   HEALTH SERVICES
-------------------------------------------------
  Moody's Corp.                              1.3%
   COMMERCIAL SERVICES
-------------------------------------------------
  MBIA Inc.                                  1.3%
   FINANCE
-------------------------------------------------
  Affiliated Computer Services Inc., A       1.3%
   TECHNOLOGY SERVICES
-------------------------------------------------


MANAGER'S DISCUSSION

On an absolute basis, the electronic technology sector provided the greatest contribution to the Fund's return during the reporting period as our semiconductor and electronic production equipment holdings appreciated. Finance, technology services and health technology companies were also significant contributors to positive return during the six months under review. Additionally, our overweighted position in electronic technology, particularly in semiconductors, helped performance relative to the Russell 2500 Growth Index.

Although the Fund performed well during the period, it underperformed the index primarily due to our overweighted position in industrial services, and our security selection in electronic technology, technology services and consumer services.

Thank you for your continued participation in Franklin Small-Mid Cap Growth Fund. We look forward to serving your future investment needs.






[PHOTO OMITTED]


/S/ EDWARD B. JAMIESON

Edward B. Jamieson
Portfolio Manager
Franklin Small-Mid Cap Growth Fund





THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2003, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



22 | Semiannual Report

Performance Summary as of 10/31/03

FRANKLIN SMALL-MID CAP GROWTH FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE INFORMATION

-----------------------------------------------------------------------------
  CLASS A                          CHANGE          10/31/03          4/30/03
-----------------------------------------------------------------------------
  Net Asset Value (NAV)            +$5.55            $28.69           $23.14
-----------------------------------------------------------------------------
  CLASS B                          CHANGE          10/31/03          4/30/03
-----------------------------------------------------------------------------
  Net Asset Value (NAV)            +$5.40            $28.40           $23.00
-----------------------------------------------------------------------------
  CLASS C                          CHANGE          10/31/03          4/30/03
-----------------------------------------------------------------------------
  Net Asset Value (NAV)            +$5.26            $27.63           $22.37
-----------------------------------------------------------------------------
  CLASS R                          CHANGE          10/31/03          4/30/03
-----------------------------------------------------------------------------
  Net Asset Value (NAV)            +$5.49            $28.55           $23.06
-----------------------------------------------------------------------------
  ADVISOR CLASS                    CHANGE          10/31/03          4/30/03
-----------------------------------------------------------------------------
  Net Asset Value (NAV)            +$5.63            $28.95           $23.32
-----------------------------------------------------------------------------

    Semiannual Report | Past performance does not guarantee future results. | 23

PERFORMANCE

-----------------------------------------------------------------------------------------------------
  CLASS A                               6-MONTH         1-YEAR            5-YEAR          10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1             +23.98%        +31.91%           +50.87%         +212.17%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2         +16.86%        +24.31%            +7.29%          +11.39%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3         $11,686        $12,431           $14,216          $29,415
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 4                   +25.15%            +6.96%          +10.75%
-----------------------------------------------------------------------------------------------------
  CLASS B                                              6-MONTH            1-YEAR   INCEPTION (7/1/02)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                            +23.48%           +30.94%          +16.73%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                        +19.48%           +26.94%           +9.40%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $11,948           $12,694          $11,273
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 4                                     +27.75%           +3.30%
-----------------------------------------------------------------------------------------------------
  CLASS C                               6-MONTH         1-YEAR            5-YEAR  INCEPTION (10/2/95)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1             +23.51%        +30.95%           +45.33%          +83.17%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2         +21.27%        +28.67%            +7.54%           +7.64%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3         $12,127        $12,867           $14,385          $18,133
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 4                   +29.42%            +7.21%           +6.70%
-----------------------------------------------------------------------------------------------------
  CLASS R                                              6-MONTH            1-YEAR   INCEPTION (1/1/02)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                            +23.81%           +31.57%           -8.38%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                        +22.81%           +30.57%           -4.67%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $12,281           $13,057           $9,162
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 4                                     +31.33%           -9.00%
-----------------------------------------------------------------------------------------------------
  ADVISOR CLASS5                        6-MONTH         1-YEAR            5-YEAR          10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1             +24.14%        +32.31%           +52.72%         +221.66%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2         +24.14%        +32.31%            +8.84%          +12.39%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3         $12,414        $13,231           $15,272          $32,166
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 4                   +33.07%            +8.50%          +11.73%
-----------------------------------------------------------------------------------------------------


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



24 | Past performance does not guarantee future results. | Semiannual Report

ENDNOTES


SMALL AND MID-SIZE COMPANY STOCKS CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM. SMALLER OR RELATIVELY NEW COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS AND THEIR GROWTH PROSPECTS ARE LESS CERTAIN THAN THOSE OF LARGER, MORE ESTABLISHED COMPANIES. THE FUND'S PORTFOLIO INCLUDES INVESTMENTS IN TECHNOLOGY, WHICH HAS BEEN AMONG THE MARKET'S MOST VOLATILE SECTORS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees; are available to a limited class of investors.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +55.11% and +6.63%.

    Semiannual Report | Past performance does not guarantee future results. | 25

Franklin Strategic Series

FINANCIAL HIGHLIGHTS


FRANKLIN AGGRESSIVE GROWTH FUND

                                                              -------------------------------------------------------------
                                                              SIX MONTHS ENDED
                                                              OCTOBER 31, 2003            YEAR ENDED APRIL 30,
CLASS A                                                          (UNAUDITED)      2003        2002        2001         2000D
                                                              -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................         $ 9.50      $12.39      $15.30      $25.22       $10.00
                                                              -------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ...........................           (.06)       (.13)       (.15)       (.17)        (.15)
 Net realized and unrealized gains (losses) ...............           2.65       (2.76)      (2.76)      (9.74)       15.86
                                                              -------------------------------------------------------------
Total from investment operations ..........................           2.59       (2.89)      (2.91)      (9.91)       15.71
                                                              -------------------------------------------------------------
Less distributions from:
 Net investment income ....................................             --          --          --          --         (.02)
 Net realized gains .......................................             --          --          --        (.01)        (.47)
                                                              -------------------------------------------------------------
Total distributions .......................................             --          --          --        (.01)        (.49)
                                                              -------------------------------------------------------------
Net asset value, end of period ............................         $12.09      $ 9.50      $12.39      $15.30       $25.22
                                                              -------------------------------------------------------------

Total return b ............................................         27.26%    (23.33)%    (19.02)%    (39.31)%      158.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........................        $87,202     $67,934    $100,240    $127,678     $171,976
Ratios to average net assets:
 Expenses .................................................          1.54% c     1.80%       1.50%       1.25%        1.24% c
 Expenses excluding waiver and payments by affiliate ......          1.54% c     1.80%       1.57%       1.35%        1.28% c
 Net investment income (loss) .............................        (1.14)% c   (1.35)%     (1.12)%      (.77)%       (.68)% c
Portfolio turnover rate ...................................         40.91%      93.49%     120.87%     157.74%      148.67%




aBased on average shares outstanding.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized.
dFor the period June 23, 1999 (effective date) to April 30, 2000.









26 | Semiannual Report

Franklin Strategic Series

FRANKLIN AGGRESSIVE GROWTH FUND (CONTINUED)

                                                              -------------------------------------------------------------
                                                              SIX MONTHS ENDED
                                                              OCTOBER 31, 2003            YEAR ENDED APRIL 30,
CLASS B                                                          (UNAUDITED)      2003        2002        2001        2000D
                                                              -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................         $ 9.30      $12.20      $15.17      $25.18      $10.00
                                                              -------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ...........................           (.10)       (.19)    (.23)       (.31)       (.30)
 Net realized and unrealized gains (losses) ...............           2.59       (2.71)      (2.74)      (9.69)      15.95
                                                              -------------------------------------------------------------
Total from investment operations ..........................           2.49       (2.90)      (2.97)     (10.00)      15.65
                                                              -------------------------------------------------------------
Less distributions from:
 Net investment income ....................................             --          --          --          --        -- e
 Net realized gains .......................................             --          --          --        (.01)       (.47)
                                                              -------------------------------------------------------------
Total distributions .......................................             --          --          --        (.01)       (.47)
                                                              -------------------------------------------------------------
Net asset value, end of period ............................         $11.79      $ 9.30      $12.20      $15.17      $25.18
                                                              -------------------------------------------------------------


Total return b ............................................         26.77%     (23.77)%    (19.58)%    (39.73)%    157.55%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .........................        $18,140     $13,100     $20,259     $27,587     $33,613
Ratios to average net assets:
 Expenses .................................................          2.22% c     2.47%       2.17%       1.90%       1.86% c
 Expenses excluding waiver and payments by affiliate ......          2.22% c     2.47%       2.24%       2.00%       1.90% c
 Net investment income (loss) .............................        (1.82)% c   (2.02)%     (1.78)%     (1.42)%     (1.31)% c
Portfolio turnover rate ...................................         40.91%      93.49%     120.87%     157.74%     148.67%




aBased on average shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized.
dFor the period June 23, 1999 (effective date) to April 30, 2000.
eIncludes distributions of net investment income in the amount of $.003.

                                                          Semiannual Report | 27

Franklin Strategic Series

FINANCIAL HIGHLIGHTS (CONTINUED)


FRANKLIN AGGRESSIVE GROWTH FUND (CONTINUED)

                                                              -------------------------------------------------------------
                                                              SIX MONTHS ENDED
                                                              OCTOBER 31, 2003            YEAR ENDED APRIL 30,
                                                              -------------------------------------------------------------
CLASS C                                                          (UNAUDITED)      2003        2002        2001        2000D
                                                              -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................         $ 9.28      $12.18      $15.14      $25.12      $10.00
                                                              -------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ...........................           (.10)       (.19)       (.23)       (.31)       (.30)
 Net realized and unrealized gains (losses) ...............           2.59       (2.71)      (2.73)      (9.66)      15.89
                                                              -------------------------------------------------------------
Total from investment operations ..........................           2.49       (2.90)      (2.96)      (9.97)      15.59
                                                              -------------------------------------------------------------
Less distributions from net realized gains ................             --          --          --        (.01)       (.47)
                                                              -------------------------------------------------------------
Net asset value, end of period ............................         $11.77      $ 9.28      $12.18      $15.14      $25.12
                                                              -------------------------------------------------------------

Total return b ............................................         26.83%    (23.81)%    (19.55)%    (39.71)%     156.90%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .........................        $32,120     $25,660     $40,877     $60,294     $80,473
Ratios to average net assets:
 Expenses .................................................          2.23% c     2.48%       2.17%       1.89%       1.88% c
 Expenses excluding waiver and payments by affiliate ......          2.23% c     2.48%       2.24%       1.99%       1.92% c
 Net investment income (loss) .............................        (1.83)% c   (2.03)%     (1.77)%     (1.41)%     (1.34)% c
Portfolio turnover rate ...................................         40.91%      93.49%     120.87%     157.74%     148.67%




aBased on average shares outstanding.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized.
dFor the period June 23, 1999 (effective date) to April 30, 2000.



28 | Semiannual Report

Franklin Strategic Series

FRANKLIN AGGRESSIVE GROWTH FUND (CONTINUED)

                                                                                      -------------------------------------
                                                                                      SIX MONTHS ENDED      YEAR ENDED
                                                                                      OCTOBER 31, 2003       APRIL 30,
CLASS R                                                                                (UNAUDITED)        2003        2002D
                                                                                      -------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................................................      $ 9.47      $12.38      $13.75
                                                                                      -------------------------------------
Income from investment operations:
 Net investment income (loss) a ......................................................        (.07)       (.14)       (.06)
 Net realized and unrealized gains (losses) ..........................................        2.64       (2.77)      (1.31)
                                                                                      -------------------------------------
Total from investment operations .....................................................        2.57       (2.91)      (1.37)
                                                                                      -------------------------------------
Net asset value, end of period .......................................................      $12.04      $ 9.47      $12.38
                                                                                      -------------------------------------

Total return b .......................................................................      27.14%     (23.51)%     (9.96)%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ....................................................      $1,362        $608         $53
Ratios to average net assets:
 Expenses ............................................................................       1.73% c     1.98%       1.75% c
 Net investment income (loss) ........................................................     (1.33)% c   (1.53)%     (1.48)% c
Portfolio turnover rate ..............................................................      40.91%      93.49%     120.87%




aBased on average shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized.
dFor the period January 1, 2002 (effective date) to April 30, 2002.

                                                          Semiannual Report | 29

Franklin Strategic Series

FINANCIAL HIGHLIGHTS (CONTINUED)


FRANKLIN AGGRESSIVE GROWTH FUND (CONTINUED)

                                                              -------------------------------------------------------------
                                                              SIX MONTHS ENDED
                                                              OCTOBER 31, 2003            YEAR ENDED APRIL 30,
ADVISOR CLASS                                                    (UNAUDITED)      2003        2002        2001        2000D
                                                              -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................         $ 9.62      $12.51      $15.40      $25.31      $10.00
                                                              -------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ...........................           (.05)       (.10)       (.10)       (.09)       (.05)
 Net realized and unrealized gains (losses) ...............           2.69       (2.79)      (2.79)      (9.81)      15.86
                                                              -------------------------------------------------------------
Total from investment operations ..........................           2.64       (2.89)      (2.89)      (9.90)      15.81
                                                              -------------------------------------------------------------
Less distributions from:
 Net investment income ....................................             --          --          --          --        (.03)
 Net realized gains .......................................             --          --          --        (.01)       (.47)
                                                              -------------------------------------------------------------

Total distributions .......................................             --          --          --        (.01)       (.50)
                                                              -------------------------------------------------------------
Net asset value, end of period ............................         $12.26      $ 9.62      $12.51      $15.40      $25.31
                                                              -------------------------------------------------------------

Total return b ............................................         27.44%    (23.10)%    (18.77)%    (39.13)%     159.18%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........................        $22,253     $17,369     $10,839     $22,276     $46,726
Ratios to average net assets:
 Expenses .................................................          1.23% c     1.48%       1.18%        .90%        .90% c
 Expenses excluding waiver and payments by affiliate ......          1.23% c     1.48%       1.25%       1.00%        .94% c
 Net investment income (loss) .............................         (.83)% c   (1.03)%      (.77)%      (.42)%      (.25)% c
Portfolio turnover rate ...................................         40.91%      93.49%     120.87%     157.74%     148.67%




aBased on average shares outstanding.
bTotal return is not annualized for periods less than one year.
cAnnualized.
dFor the period June 23, 1999 (effective date) to April 30, 2000.



30 | See notes to financial statements. | Semiannual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2003 (UNAUDITED)


---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN AGGRESSIVE GROWTH FUND                                                          SHARES/WARRANTS       VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS 94.3%
  COMMUNICATIONS 1.5%
a Nextel Communications Inc., A ......................................................            99,400    $    2,405,480
                                                                                                            ---------------
  CONSUMER DURABLES 1.4%
  Polaris Industries Inc. ............................................................            25,700         2,199,920
                                                                                                            ---------------
  CONSUMER NON-DURABLES .2%
a Carter Holdings Inc. ...............................................................            11,700           327,600
                                                                                                            ---------------
  CONSUMER SERVICES 7.5%
a Citadel Broadcasting Corp. .........................................................            93,000         1,832,100
  Clear Channel Communications Inc. ..................................................            48,300         1,971,606
a Entercom Communications Corp. ......................................................            48,400         2,217,204
a Entravision Communications Corp. ...................................................           192,700         1,844,139
a Univision Communications Inc., A ...................................................            56,000         1,901,200
  Viacom Inc., B .....................................................................            57,300         2,284,551
                                                                                                            ---------------
                                                                                                                12,050,800
                                                                                                            ---------------
  DISTRIBUTION SERVICES 1.3%
a United Natural Foods Inc. ..........................................................            55,800         2,158,344
                                                                                                            ---------------
  ELECTRONIC TECHNOLOGY 25.9%
  Advanced Semiconductor Engineering Inc., ADR (Taiwan) ..............................           323,100         1,512,108
a Applied Materials Inc. .............................................................           100,000         2,337,000
a Avaya Inc. .........................................................................           158,300         2,048,402
a Avocent Corp. ......................................................................            67,000         2,532,600
a Dell Inc. ..........................................................................            60,500         2,185,260
a F5 Networks Inc. ...................................................................            95,000         2,375,950
a Integrated Circuit Systems Inc. ....................................................            66,500         2,232,405
  Intersil Corp. .....................................................................            80,500         2,076,095
a L-3 Communications Holdings Inc. ...................................................            52,100         2,435,154
a Lam Research Corp. .................................................................           100,000         2,874,000
  Microchip Technology Inc. ..........................................................            51,400         1,681,294
  National Instruments Corp. .........................................................            63,900         2,720,862
  Rockwell Automation Inc. ...........................................................            75,400         2,341,170
a Semtech Corp. ......................................................................           100,000         2,220,000
  Tektronix Inc. .....................................................................           118,500         3,041,895
a Varian Semiconductor Equipment Associates Inc. .....................................            61,000         2,949,350
a Vitesse Semiconductor Corp. ........................................................           305,100         2,147,904
a Xicor Inc. .........................................................................           169,689         1,920,879
a Xicor Inc., wts., 144A, Private Placement, 11/19/06 ................................            40,107           120,321
                                                                                                            ---------------
                                                                                                                41,752,649
                                                                                                            ---------------

  ENERGY MINERALS 1.3%
a Premcor Inc. .......................................................................            88,100         2,079,160
                                                                                                            ---------------

                                                          Semiannual Report | 31

Franklin Strategic Series

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN AGGRESSIVE GROWTH FUND                                                          SHARES/WARRANTS       VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS (CONT.)
  FINANCE 5.9%
  AMBAC Financial Group Inc. .........................................................            32,000    $    2,263,680
  Investors Financial Services Corp. .................................................            77,800         2,748,674
a Montpelier Re Holdings Ltd. (Bermuda) ..............................................            72,800         2,411,136
a Texas Capital Bancshares Inc. ......................................................           152,500         2,074,000
                                                                                                            ---------------
                                                                                                                 9,497,490
                                                                                                            ---------------
  HEALTH SERVICES 5.6%
a Accredo Health Inc. ................................................................            86,600         2,767,736
a Anthem Inc. ........................................................................            33,600         2,299,248
a Caremark RX Inc. ...................................................................            83,800         2,099,190
a Select Medical Corp. ...............................................................            53,200         1,785,924
                                                                                                            ---------------
                                                                                                                 8,952,098
                                                                                                            ---------------
  HEALTH TECHNOLOGY 11.1%
a Abgenix Inc. .......................................................................           130,400         1,597,400
a Angiotech Pharmaceuticals Inc. (Canada) ............................................            43,700         1,998,401
a Forest Laboratories Inc. ...........................................................            58,800         2,940,588
a Gilead Sciences Inc. ...............................................................            46,900         2,559,802
a IDEC Pharmaceuticals Corp. .........................................................            73,500         2,582,055
a InterMune Inc. .....................................................................           152,700         3,054,000
a Myogen Inc .........................................................................            34,500           552,000
  Pfizer Inc. ........................................................................            82,200         2,597,520
                                                                                                            ---------------
                                                                                                                17,881,766
                                                                                                            ---------------
  INDUSTRIAL SERVICES 2.7%
  Carbo Ceramics Inc. ................................................................            63,300         2,658,600
a Weatherford International Ltd. .....................................................            48,800         1,695,800
                                                                                                            ---------------
                                                                                                                 4,354,400
                                                                                                            ---------------
  PROCESS INDUSTRIES 1.3%
  Cabot Corp. ........................................................................            75,000         2,092,500
                                                                                                            ---------------
  PRODUCER MANUFACTURING 1.2%
  Borg Warner Inc. ...................................................................            25,000         1,989,750
                                                                                                            ---------------
  RETAIL TRADE 8.7%
a Cost Plus Inc. .....................................................................            68,700         3,151,269
a Gymboree Corp. .....................................................................           159,800         2,636,700
a Hot Topic Inc. .....................................................................            75,000         2,153,250
  Ross Stores Inc. ...................................................................            44,600         2,230,446
a Tuesday Morning Corp. ..............................................................            61,900         1,973,991
a Williams-Sonoma Inc. ...............................................................            54,100         1,911,353
                                                                                                            ---------------
                                                                                                                14,057,009
                                                                                                            ---------------

32 | Semiannual Report

Franklin Strategic Series

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN AGGRESSIVE GROWTH FUND                                                          SHARES/WARRANTS       VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS (CONT.)

  TECHNOLOGY SERVICES 17.4%
a Accenture Ltd., A (Bermuda) ........................................................           103,900    $    2,431,260
a Affiliated Computer Services Inc., A ...............................................            51,580         2,523,810
a Ask Jeeves Inc. ....................................................................            85,000         1,628,600
a Cognos Inc. (Canada) ...............................................................            79,500         2,740,365
  Computer Associates International Inc. .............................................            91,300         2,147,376
a Hewitt Associates Inc. .............................................................            71,100         1,827,270
a Intuit Inc. ........................................................................            47,300         2,364,054
  Microsoft Corp. ....................................................................           151,300         3,956,495
a Network Associates Inc. ............................................................           106,900         1,489,117
  Paychex Inc. .......................................................................            58,500         2,276,820
a Verity Inc. ........................................................................           192,300         2,701,815
a Yahoo! Inc. ........................................................................            45,000         1,966,500
                                                                                                            ---------------
                                                                                                                28,053,482
                                                                                                            ---------------
  TRANSPORTATION 1.3%
a Forward Air Corp. ..................................................................            61,000         1,773,880
a Overnite Corp ......................................................................            18,900           340,200
                                                                                                            ---------------
                                                                                                                 2,114,080
                                                                                                            ---------------
  TOTAL COMMON STOCKS AND WARRANTS (COST $125,013,628)                                                         151,966,528
                                                                                                            ---------------
  SHORT TERM INVESTMENT (COST $19,151,325) 11.9%
b Franklin Institutional Fiduciary Trust Money Market Portfolio ......................        19,151,325        19,151,325
                                                                                                            ---------------
  TOTAL INVESTMENTS (COST $144,164,953) 106.2%                                                                 171,117,853
  OTHER ASSETS, LESS LIABILITIES (6.2)%                                                                        (10,041,947)
                                                                                                            ---------------
  NET ASSETS 100.0%                                                                                         $  161,075,906
                                                                                                            ---------------




aNon-income producing.
bSee Note 6 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.


                     Semiannual Report | See notes to financial statements. | 33

Franklin Strategic Series

FINANCIAL HIGHLIGHTS


FRANKLIN FLEX CAP GROWTH FUND

                                         ----------------------------------------------------------------------------------
                                         SIX MONTHS ENDED
                                         OCTOBER 31, 2003                        YEAR ENDED APRIL 30,
CLASS A                                     (UNAUDITED)        2003          2002          2001         2000          1999
                                         ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)
Net asset value, beginning of period ....      $25.56        $30.71        $34.05        $50.15       $25.82        $24.97
                                         ----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a .........        (.02)         (.08)         (.09)           --          .05           .10
 Net realized and unrealized gains
 (losses) ...............................        6.30         (5.07)        (3.25)       (13.47)       24.36          1.42
                                         ----------------------------------------------------------------------------------
Total from investment operations ........        6.28         (5.15)        (3.34)       (13.47)       24.41          1.52
                                         ----------------------------------------------------------------------------------
Less distributions from:
 Net investment income ..................          --            --            --          (.19)        (.08)         (.14)
 Net realized gains .....................          --            --            --         (2.44)          --          (.53)
                                         ----------------------------------------------------------------------------------
Total distributions .....................          --            --            --         (2.63)        (.08)         (.67)
                                         ----------------------------------------------------------------------------------
Net asset value, end of period ..........      $31.84        $25.56        $30.71        $34.05       $50.15        $25.82
                                         ----------------------------------------------------------------------------------

Total return b ..........................      24.57%      (16.77)%       (9.81)%      (27.84)%       94.90%         6.39%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......  $1,306,140    $1,025,348    $1,398,753    $1,680,032   $2,025,864      $780,598
Ratios to average net assets:
 Expenses ...............................       1.03% c       1.07%         1.00%          .88%         .88%         1.00%
 Net investment income (loss) ...........      (.12)% c      (.31)%        (.29)%            --         .11%          .41%
Portfolio turnover rate .................      20.48%        32.93%        48.55%        35.47%       61.04%        52.76%




aBased on average shares outstanding beginning with year ended April 30, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized.


34 | Semiannual Report

Franklin Strategic Series

Franklin Strategic Series

FINANCIAL HIGHLIGHTS (CONTINUED)


FRANKLIN FLEX CAP GROWTH FUND (CONTINUED)

                                         ----------------------------------------------------------------------------------
                                           SIX MONTHS ENDED
                                           OCTOBER 31, 2003               YEAR ENDED APRIL 30,
CLASS B                                      (UNAUDITED)       2003          2002          2001         2000         1999D
                                         ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)
Net asset value, beginning of period ....      $24.72        $29.92        $33.43        $49.64       $25.75        $24.31
                                         ----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a .........        (.12)         (.26)         (.32)         (.33)        (.28)         (.01)
 Net realized and unrealized gains
(losses) ................................        6.07         (4.94)        (3.19)       (13.25)       24.24          1.45
                                         ----------------------------------------------------------------------------------
Total from investment operations ........        5.95         (5.20)        (3.51)       (13.58)       23.96          1.44
                                         ----------------------------------------------------------------------------------
Less distributions from:
 Net investment income ..................          --            --            --          (.19)        (.07)           --
 Net realized gains .....................          --            --            --         (2.44)          --            --
                                         ----------------------------------------------------------------------------------
Total distributions .....................          --            --            --         (2.63)        (.07)           --
                                         ----------------------------------------------------------------------------------
Net asset value, end of period ..........      $30.67        $24.72        $29.92        $33.43       $49.64        $25.75
                                         ----------------------------------------------------------------------------------

Total return b ..........................      24.07%      (17.38)%      (10.50)%      (28.36)%       93.35%         5.88%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......    $121,847       $92,632      $116,075      $119,847      $63,960        $2,657
Ratios to average net assets:
 Expenses ...............................       1.78% c       1.82%         1.75%         1.63%        1.63%         1.75% c
 Net investment income (loss) ...........      (.87)% c     (1.06)%       (1.05)%        (.76)%       (.61)%        (.33)% c
Portfolio turnover rate .................      20.48%        32.93%        48.55%        35.47%       61.04%        52.76%




aBased on average shares outstanding beginning with year ended April 30, 2000. bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized.
dFor the period January 1, 1999 (effective date) to April 30, 1999.





                                                          Semiannual Report | 35

Franklin Strategic Series

FINANCIAL HIGHLIGHTS (CONTINUED)


FRANKLIN FLEX CAP GROWTH FUND (CONTINUED)

                                         ----------------------------------------------------------------------------------
                                            SIX MONTHS ENDED
                                            OCTOBER 31, 2003               YEAR ENDED APRIL 30,
CLASS C                                        (UNAUDITED)     2003          2002          2001         2000          1999
                                         ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
the period)
Net asset value, beginning of period ....      $24.77        $29.98        $33.50        $49.55       $25.63        $24.81
                                         ----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a .........        (.12)         (.26)         (.32)         (.34)        (.25)         (.07)
 Net realized and unrealized gains
 (losses) ...............................        6.08         (4.95)        (3.20)       (13.27)       24.19          1.42
                                         ----------------------------------------------------------------------------------
Total from investment operations ........        5.96         (5.21)        (3.52)       (13.61)       23.94          1.35
                                         ----------------------------------------------------------------------------------
Less distributions from:
 Net investment income ..................          --            --            --            --         (.02)           --
 Net realized gains .....................          --            --            --         (2.44)          --          (.53)
                                         ----------------------------------------------------------------------------------
Total distributions .....................          --            --            --         (2.44)        (.02)         (.53)
                                         ----------------------------------------------------------------------------------
Net asset value, end of period ..........      $30.73        $24.77        $29.98        $33.50       $49.55        $25.63
                                         ----------------------------------------------------------------------------------

Total return b ..........................      24.06%      (17.38)%      (10.51)%      (28.39)%       93.46%         5.67%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......    $280,250      $219,023      $299,840      $370,165     $428,192      $159,310
Ratios to average net assets:
 Expenses ...............................       1.78% c       1.82%         1.74%         1.63%        1.63%         1.75%
 Net investment income (loss) ...........      (.87)% c     (1.06)%       (1.04)%        (.74)%       (.64)%        (.33)%
Portfolio turnover rate .................      20.48%        32.93%        48.55%        35.47%       61.04%        52.76%




aBased on average shares outstanding beginning with year ended April 30, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized.








36 | Semiannual Report

Franklin Strategic Series

Franklin Strategic Series

FINANCIAL HIGHLIGHTS (CONTINUED)


FRANKLIN FLEX CAP GROWTH FUND (CONTINUED)

                                                                                 ------------------------------------------
                                                                                      SIX MONTHS ENDED      YEAR ENDED
                                                                                      OCTOBER 31, 2003       APRIL 30,
CLASS R                                                                                (UNAUDITED)        2003        2002D
                                                                                 ------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............................................        $25.49         $30.68      $31.84
                                                                                 ------------------------------------------
Income from investment operations:
 Net investment income (loss) a .................................................          (.05)          (.16)       (.12)
 Net realized and unrealized gains (losses) .....................................          6.27          (5.03)      (1.04)
                                                                                 ------------------------------------------
Total from investment operations ................................................          6.22          (5.19)      (1.16)
                                                                                 ------------------------------------------
Net asset value, end of period ..................................................        $31.71         $25.49      $30.68
                                                                                 ------------------------------------------
Total return b ..................................................................        24.40%       (16.92)%     (3.64)%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............................................       $27,304        $15,123        $443
Ratios to average net assets:
 Expenses .......................................................................         1.28% c        1.32%       1.24% c
 Net investment income (loss) ...................................................        (.37)% c       (.56)%     (1.21)% c
Portfolio turnover rate .........................................................        20.48%         32.93%      48.55%




aBased on average shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized.
dFor the period January 1, 2002 (effective date) to April 30, 2002.


                     Semiannual Report | See notes to financial statements. | 37

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2003 (UNAUDITED)


---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLEX CAP GROWTH FUND                                                          SHARES/WARRANTS        VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS 95.3%
  COMMERCIAL SERVICES 1.9%
  Moody's Corp. .........................................................................     400,000      $    23,132,000
a Robert Half International Inc. ........................................................     400,000            9,444,000
                                                                                                           ----------------
                                                                                                                32,576,000
                                                                                                           ----------------
  COMMUNICATIONS 1.2%
a AT&T Wireless Services Inc. ...........................................................   1,300,000            9,425,000
  Vodafone Group PLC, ADR (United Kingdom) ..............................................     540,500           11,431,575
                                                                                                           ----------------
                                                                                                                20,856,575
                                                                                                           ----------------
  CONSUMER DURABLES 1.4%
  Mattel Inc. ...........................................................................   1,250,000           24,200,000
                                                                                                           ----------------
  CONSUMER NON-DURABLES 3.3%
  Clorox Co. ............................................................................     400,000           18,120,000
  Liz Claiborne Inc. ....................................................................     600,000           22,134,000
a Quiksilver Inc. .......................................................................   1,000,000           17,170,000
                                                                                                           ----------------
                                                                                                                57,424,000
                                                                                                           ----------------
  CONSUMER SERVICES 7.4%
  Clear Channel Communications Inc. .....................................................     325,000           13,266,500
a eBay Inc. .............................................................................     585,400           32,747,276
a Entravision Communications Corp. ......................................................   1,250,000           11,962,500
a Fox Entertainment Group Inc., A .......................................................     300,000            8,310,000
  McClatchy Co., A ......................................................................     184,800           11,956,560
a Univision Communications Inc., A ......................................................   1,000,000           33,950,000
  The Walt Disney Co. ...................................................................     750,000           16,980,000
                                                                                                           ----------------
                                                                                                               129,172,836
                                                                                                           ----------------
  DISTRIBUTION SERVICES .9%
  McKesson Corp. ........................................................................     500,000           15,135,000
                                                                                                           ----------------
  ELECTRONIC TECHNOLOGY 21.3%
a Altera Corp. ..........................................................................     750,000           15,172,500
a Applied Materials Inc. ................................................................     750,000           17,527,500
a Cisco Systems Inc. ....................................................................   1,250,000           26,225,000
a Coherent Inc. .........................................................................     500,000           11,500,000
a Dell Inc. .............................................................................     466,000           16,831,920
  Intel Corp. ...........................................................................     600,000           19,830,000
  Intersil Corp. ........................................................................     500,000           12,895,000
a KLA-Tencor Corp. ......................................................................     325,000           18,632,250
a L-3 Communications Holdings Inc. ......................................................     350,000           16,359,000
a Lam Research Corp. ....................................................................   1,000,000           28,740,000
  Linear Technology Corp. ...............................................................     550,000           23,435,500
  Maxim Integrated Products Inc. ........................................................     250,000           12,427,500
  Microchip Technology Inc. .............................................................     407,700           13,335,867
a NetScreen Technologies Inc. ...........................................................     180,600            4,807,572
a Network Appliance Inc. ................................................................     800,000           19,744,000
a Novellus Systems Inc. .................................................................     300,000           12,387,000



38 | Semiannual Report

Franklin Strategic Series

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLEX CAP GROWTH FUND                                                          SHARES/WARRANTS        VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS (CONT.)
  ELECTRONIC TECHNOLOGY (CONT.)
  QUALCOMM Inc. .........................................................................     200,000      $     9,500,000
a Semtech Corp. .........................................................................     750,000           16,650,000
a Varian Inc. ...........................................................................   1,000,000           35,810,000
a ViaSat Inc. ...........................................................................     579,500           11,375,585
a Xicor Inc. ............................................................................     668,448            7,566,832
a Xicor Inc., wts., 144A, Private Placement, 11/19/06 ...................................     200,535              601,604
a Xilinx Inc. ...........................................................................     600,000           19,020,000
                                                                                                           ----------------
                                                                                                               370,374,630
                                                                                                           ----------------
  FINANCE 13.2%
  CapitalSource Inc. ....................................................................     175,000            3,806,250
  Charles Schwab Corp. ..................................................................   1,200,000           16,272,000
  City National Corp. ...................................................................     450,000           27,094,500
  Countrywide Financial Corp. ...........................................................     325,000           34,164,000
a E*TRADE Financial Corp. ...............................................................   2,700,000           27,810,000
  MBIA Inc. .............................................................................     350,000           20,863,500
  The PMI Group Inc. ....................................................................     900,000           34,407,000
a Silicon Valley Bancshares .............................................................     500,000           17,550,000
  UCBH Holdings Inc. ....................................................................     450,000           16,069,500
  Wells Fargo & Co. .....................................................................     550,000           30,976,000
                                                                                                           ----------------
                                                                                                               229,012,750
                                                                                                           ----------------
  HEALTH SERVICES 3.0%
a Caremark RX Inc. ......................................................................     500,000           12,525,000
a Quest Diagnostics Inc. ................................................................     100,000            6,765,000
a VCA Antech Inc. .......................................................................   1,142,000           32,250,080
                                                                                                           ----------------
                                                                                                                51,540,080
                                                                                                           ----------------
  HEALTH TECHNOLOGY 12.2%
  Abbott Laboratories ...................................................................     200,000            8,524,000
a Amgen Inc. ............................................................................     600,000           37,056,000
a BioMarin Pharmaceutical Inc. ..........................................................     512,300            3,586,100
a,b BioMarin Pharmaceutical Inc., wts., 5/16/04 .........................................     142,857                   --
  Cooper Cos. Inc. ......................................................................     350,000           15,207,500
a Genentech Inc. ........................................................................     300,000           24,591,000
a Gilead Sciences Inc. ..................................................................     350,000           19,103,000
a IDEC Pharmaceuticals Corp. ............................................................     650,000           22,834,500
a InterMune Inc. ........................................................................     128,900            2,578,000
  Medtronic Inc. ........................................................................     300,000           13,671,000
a Nuvelo Inc. ...........................................................................     996,800            3,299,408
  Pfizer Inc. ...........................................................................     750,000           23,700,000
a SICOR Inc. ............................................................................     300,000            8,040,000
a Varian Medical Systems Inc. ...........................................................     350,000           22,379,000
a Watson Pharmaceuticals Inc. ...........................................................     186,200            7,312,074
                                                                                                           ----------------
                                                                                                               211,881,582
                                                                                                           ----------------

                                                          Semiannual Report | 39

Franklin Strategic Series

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLEX CAP GROWTH FUND                                                          SHARES/WARRANTS        VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS (CONT.)
  INDUSTRIAL SERVICES 2.2%
a Jacobs Engineering Group Inc. .........................................................     471,800      $    21,853,775
a Smith International Inc. ..............................................................     246,500            9,177,195
a Weatherford International Ltd. ........................................................     225,000            7,818,750
                                                                                                           ----------------
                                                                                                                38,849,720
                                                                                                           ----------------
  PROCESS INDUSTRIES 1.8%
  Bunge Ltd. ............................................................................     600,000           16,260,000
  Valspar Corp. .........................................................................     300,000           14,310,000
                                                                                                           ----------------
                                                                                                                30,570,000
                                                                                                           ----------------
  PRODUCER MANUFACTURING .9%
  Superior Industries International Inc. ................................................     350,000           14,875,000
                                                                                                           ----------------
  REAL ESTATE 3.5%
  Alexandria Real Estate Equities Inc. ..................................................     300,000           15,300,000
  AMB Property Corp. ....................................................................     450,000           13,495,500
  Catellus Development Corp. ............................................................     625,600           13,932,112
  Essex Property Trust Inc. .............................................................     289,500           17,335,260
  Health Care Property Investors Inc. ...................................................      20,400              951,252
                                                                                                           ----------------
                                                                                                                61,014,124
                                                                                                           ----------------
  RETAIL TRADE 5.2%
a Big 5 Sporting Goods Corp. ............................................................     575,000           10,735,250
a Gymboree Corp. ........................................................................     439,700            7,255,050
  The Home Depot Inc. ...................................................................     500,000           18,535,000
a Hot Topic Inc. ........................................................................     600,000           17,226,000
  Ross Stores Inc. ......................................................................     400,000           20,004,000
a Tuesday Morning Corp. .................................................................     510,000           16,263,900
                                                                                                           ----------------
                                                                                                                90,019,200
                                                                                                           ----------------
  TECHNOLOGY SERVICES 13.6%
  Adobe Systems Inc. ....................................................................     300,000           13,152,000
a Affiliated Computer Services Inc., A ..................................................     339,700           16,621,521
a Ask Jeeves Inc. .......................................................................     800,000           15,328,000
a Cognizant Technology Solutions Corp., A ...............................................     315,300           14,311,467
a Cognos Inc. (Canada) ..................................................................     517,000           17,820,990
  First Data Corp. ......................................................................     350,000           12,495,000
a Hewitt Associates Inc. ................................................................     385,200            9,899,640
a Intuit Inc. ...........................................................................     400,000           19,992,000
a Mercury Interactive Corp. .............................................................     250,000           11,610,000
  Microsoft Corp. .......................................................................     700,000           18,305,000
a Oracle Corp. ..........................................................................   1,000,000           11,960,000



40 | Semiannual Report

Franklin Strategic Series

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLEX CAP GROWTH FUND                                                          SHARES/WARRANTS        VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS (CONT.)
  TECHNOLOGY SERVICES (CONT.)
  Paychex Inc. ..........................................................................     500,000      $    19,460,000
a Peoplesoft Inc. .......................................................................     650,000           13,494,000
a Symantec Corp. ........................................................................     300,000           19,995,000
a Yahoo! Inc. ...........................................................................     500,000           21,850,000
                                                                                                           ----------------
                                                                                                               236,294,618
                                                                                                           ----------------
  TRANSPORTATION 1.8%
  Expeditors International of Washington Inc. ...........................................     850,000           31,909,000
                                                                                                           ----------------
  UTILITIES .5%
  American States Water Co. .............................................................     247,500            6,063,750
  California Water Service Group ........................................................     100,000            2,735,000
                                                                                                           ----------------
 ........................................................................................                        8,798,750
                                                                                                           ----------------
  TOTAL COMMON STOCKS AND WARRANTS (COST $1,226,523,381) ................................                    1,654,503,865
                                                                                                           ----------------
  CONVERTIBLE PREFERRED STOCKS .7%
  ELECTRONIC TECHNOLOGY
a,b Anda Networks Inc., cvt. pfd., D ....................................................     145,772                   --
a,b Kestrel Solutions Inc., cvt. pfd., D ................................................     124,712                   --
                                                                                                           ----------------
                                                                                                                         --
                                                                                                           ----------------
  HEALTH TECHNOLOGY .7%
a,b Fibrogen Inc., cvt. pfd., E .........................................................   2,227,171            7,706,012
a,b Masimo Corp., cvt. pfd., F ..........................................................     772,727            4,249,998
                                                                                                           ----------------
                                                                                                                11,956,010
                                                                                                           ----------------
  TOTAL CONVERTIBLE PREFERRED STOCKS (COST $22,124,992) .................................                       11,956,010
                                                                                                           ----------------
  TOTAL LONG TERM INVESTMENTS (COST $1,248,648,373) .....................................                    1,666,459,875
                                                                                                           ----------------
  SHORT TERM INVESTMENT (COST $71,888,391) 4.1%
c Franklin Institutional Fiduciary Trust Money Market Portfolio .........................  71,888,391           71,888,391
                                                                                                           ----------------
  TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $1,320,536,764) ..................                    1,738,348,266
                                                                                                           ----------------

                                                          Semiannual Report | 41

Franklin Strategic Series

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLEX CAP GROWTH FUND                                                         PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
  REPURCHASE AGREEMENT 2.5%

d Barclays Capital Inc., 1.06%, 11/03/03, (Maturity Value $7,000,824) .................. $  7,000,206      $     7,000,206
    Collateralized by U.S. Government Agency Securities
d Bear, Stearns & Co., 1.06%, 11/03/03, (Maturity Value $7,762,915) ....................    7,762,229            7,762,229
    Collateralized by U.S. Government Agency Securities
d Citigroup Global Markets Inc., 1.07%, 11/03/03, (Maturity Value $4,320,513) ..........    4,320,128            4,320,128
    Collateralized by U.S. Government Agency Securities
d Goldman, Sachs & Co., 1.07%,  11/03/03, (Maturity Value $7,500,892) ..................    7,500,223            7,500,223
    Collateralized by U.S. Government Agency Securities
d Merrill Lynch Government Securities Inc., 1.07%, 11/03/03, (Maturity Value $3,193,380)    3,193,095            3,193,095
    Collateralized by U.S. Government Agency Securities
d Morgan Stanley & Co. Inc., 1.07% 11/03/03, (Maturity Value $5,783,688) ...............    5,783,172            5,783,172
    Collateralized by U.S. Government Agency Securities
d UBS Securities LLC., 1.06%, 11/03/03, (Maturity Value $7,275,857) ....................    7,275,214            7,275,214
    Collateralized by U.S. Government Agency Securities
                                                                                                           ----------------
  TOTAL REPURCHASE AGREEMENT (COST $42,834,267)                                                                 42,834,267
                                                                                                           ----------------
  TOTAL INVESTMENTS (COST $1,363,371,031) 102.6%                                                             1,781,182,533
  OTHER ASSETS, LESS LIABILITIES 2.6%                                                                          (45,641,790)
                                                                                                           ----------------
  NET ASSETS 100.0%                                                                                        $ 1,735,540,743
                                                                                                           ----------------




aNon-income producing.
bSee Note 7 regarding restricted securities.
cSee Note 6 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.
dCollateral for loaned securities. See Note 1(d).



42 | See notes to financial statements. | Semiannual Report

Franklin Strategic Series

FINANCIAL HIGHLIGHTS


FRANKLIN SMALL CAP GROWTH FUND II

                                                                    -------------------------------------------------------
                                                                    SIX MONTHS ENDED
                                                                    OCTOBER 31, 2003          YEAR ENDED APRIL 30,
CLASS A                                                               (UNAUDITED)          2003         2002          2001
                                                                    -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............................       $ 7.46         $9.79       $10.27        $10.00
                                                                    -------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ....................................         (.03)         (.06)        (.06)         (.04)
 Net realized and unrealized gains (losses) ........................         2.75         (2.27)        (.42)          .31
                                                                    -------------------------------------------------------
Total from investment operations ...................................         2.72         (2.33)        (.48)          .27
                                                                    -------------------------------------------------------
Net asset value, end of period .....................................       $10.18         $7.46       $ 9.79        $10.27
                                                                    -------------------------------------------------------
Total return b .....................................................       36.46%      (23.80)%      (4.67)%         2.70%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..................................     $929,468      $696,642   $1,076,341      $456,452
Ratios to average net assets:
 Expenses ..........................................................        1.30% c       1.32%        1.21%         1.32%
 Net investment income (loss) ......................................       (.77)% c      (.76)%       (.63)%        (.36)%
Portfolio turnover rate ............................................       26.31%        34.99%       41.31%        74.97%




aBased on average shares outstanding.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized.




                                                          Semiannual Report | 43

Franklin Strategic Series

FINANCIAL HIGHLIGHTS (CONTINUED)


FRANKLIN SMALL CAP GROWTH FUND II (CONTINUED)

                                                                    -------------------------------------------------------
                                                                    SIX MONTHS ENDED
                                                                    OCTOBER 31, 2003          YEAR ENDED APRIL 30,
CLASS B                                                               (UNAUDITED)          2003         2002          2001
                                                                    -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...............................        $7.33         $9.66       $10.20        $10.00
                                                                    -------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ....................................         (.06)         (.10)        (.12)         (.11)
 Net realized and unrealized gains (losses) ........................         2.68         (2.23)        (.42)          .31
                                                                    -------------------------------------------------------
Total from investment operations ...................................         2.62         (2.33)        (.54)          .20
                                                                    -------------------------------------------------------
Net asset value, end of period .....................................        $9.95         $7.33       $ 9.66        $10.20
                                                                    -------------------------------------------------------
Total return b .....................................................       35.74%      (24.12)%      (5.29)%         2.00%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................................     $125,038       $96,077     $145,217      $104,640
Ratios to average net assets:
 Expenses ..........................................................        1.95% c       1.97%        1.86%         1.97%
 Net investment income (loss) ......................................      (1.42)% c     (1.41)%      (1.26)%       (1.03)%
Portfolio turnover rate ............................................       26.31%        34.99%       41.31%        74.97%




aBased on average shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized.




44 | Semiannual Report

Franklin Strategic Series

FRANKLIN SMALL CAP GROWTH FUND II (CONTINUED)

                                                                    -------------------------------------------------------
                                                                    SIX MONTHS ENDED
                                                                    OCTOBER 31, 2003          YEAR ENDED APRIL 30,
CLASS C                                                               (UNAUDITED)          2003         2002          2001
                                                                    -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..............................         $7.33         $9.67       $10.21        $10.00
                                                                    -------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ...................................          (.06)         (.10)        (.12)         (.11)
 Net realized and unrealized gains (losses) .......................          2.69         (2.24)        (.42)          .32
                                                                    -------------------------------------------------------
Total from investment operations ..................................          2.63         (2.34)        (.54)          .21
                                                                    -------------------------------------------------------
Net asset value, end of period ....................................         $9.96         $7.33       $ 9.67        $10.21
                                                                    -------------------------------------------------------

Total return b ....................................................        35.88%      (24.20)%      (5.29)%         2.10%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................................      $210,708      $163,466     $249,188      $158,053
Ratios to average net assets:
 Expenses .........................................................         1.95% c       1.97%        1.86%         1.97%
 Net investment income (loss) .....................................       (1.42)% c     (1.41)%      (1.26)%       (1.03)%
Portfolio turnover rate ...........................................        26.31%        34.99%       41.31%        74.97%




aBased on average shares outstanding.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized.


                                                          Semiannual Report | 45

Franklin Strategic Series

FINANCIAL HIGHLIGHTS (CONTINUED)


FRANKLIN SMALL CAP GROWTH FUND II (CONTINUED)

                                                                                      -------------------------------------
                                                                                      SIX MONTHS ENDED      YEAR ENDED
                                                                                      OCTOBER 31, 2003       APRIL 30,
CLASS R                                                                                (UNAUDITED)        2003        2002D
                                                                                      -------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............................................           $ 7.45       $9.79       $9.88
                                                                                      -------------------------------------
Income from investment operations:
 Net investment income (loss) a .................................................             (.04)       (.07)       (.03)
 Net realized and unrealized gains (losses) .....................................             2.73       (2.27)       (.06)
                                                                                      -------------------------------------
Total from investment operations ................................................             2.69       (2.34)       (.09)
                                                                                      -------------------------------------
Net asset value, end of period ..................................................           $10.14       $7.45       $9.79
                                                                                      -------------------------------------

Total return b ..................................................................           36.11%    (23.90)%      (.91)%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............................................           $5,609      $2,562        $492
Ratios to average net assets:
 Expenses .......................................................................            1.45% c     1.47%       1.36% c
 Net investment income (loss) ...................................................           (.92)% c    (.91)%     (1.05)% c
Portfolio turnover rate .........................................................           26.31%      34.99%      41.31%




aBased on average shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized. dFor the period January 1, 2002 (effective date) to April 30, 2002.


46 | Semiannual Report

Franklin Strategic Series

FRANKLIN SMALL CAP GROWTH FUND II (CONTINUED)

                                                                          -------------------------------------------------
                                                                          SIX MONTHS ENDED
                                                                          OCTOBER 31, 2003     YEAR ENDED APRIL 30,
ADVISOR CLASS                                                                (UNAUDITED)      2003        2002        2001
                                                                          -------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................................      $ 7.55       $9.86      $10.31      $10.00
                                                                          -------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ..........................................        (.02)       (.03)       (.03)       (.01)
 Net realized and unrealized gains (losses) ..............................        2.78       (2.28)       (.42)        .32
                                                                          -------------------------------------------------
Total from investment operations .........................................        2.76       (2.31)       (.45)        .31
                                                                          -------------------------------------------------
Net asset value, end of period ...........................................      $10.31       $7.55      $ 9.86      $10.31
                                                                          -------------------------------------------------

Total return b ...........................................................      36.56%    (23.43)%     (4.36)%       3.10%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........................................    $184,626    $135,529    $157,653     $55,606
Ratios to average net assets:
 Expenses ................................................................        .95% c      .97%        .86%        .97%
 Net investment income (loss) ............................................      (.42)% c    (.41)%      (.28)%      (.05)%
Portfolio turnover rate ..................................................      26.31%      34.99%      41.31%      74.97%




aBased on average shares outstanding.
bTotal return is not annualized for periods less than one year.
cAnnualized.

                     Semiannual Report | See notes to financial statements. | 47

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2003 (UNAUDITED)


---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN SMALL CAP GROWTH FUND II                                                      SHARES/WARRANTS        VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS 98.0%
  COMMERCIAL SERVICES 3.4%
a Aquantive Inc. .....................................................................         364,100     $     3,823,050
  CDI Corp. ..........................................................................         388,600          12,726,650
a Kroll Inc. .........................................................................         166,800           3,879,768
a Maximus Inc. .......................................................................         315,100          11,000,141
a PRG-Schultz International Inc. .....................................................       1,106,000           5,253,500
a Resources Connection Inc. ..........................................................         535,300          13,237,969
                                                                                                           ----------------
                                                                                                                49,921,078
                                                                                                           ----------------
  COMMUNICATIONS .9%
a NII Holdings Inc., B ...............................................................         163,300          12,588,797
                                                                                                           ----------------
  CONSUMER SERVICES 4.3%
a Acme Communications Inc. ...........................................................         546,000           4,548,180
a Argosy Gaming Co. ..................................................................         619,400          14,741,720
a Chicago Pizza & Brewery Inc. .......................................................          54,100             695,185
a Entravision Communications Corp. ...................................................         939,800           8,993,886
  Four Seasons Hotels Inc. (Canada) ..................................................         409,500          22,575,735
a Penn National Gaming Inc. ..........................................................         191,600           4,539,004
  Station Casinos Inc. ...............................................................         194,000           5,771,500
                                                                                                           ----------------
                                                                                                                61,865,210
                                                                                                           ----------------
  ELECTRONIC TECHNOLOGY 35.7%
a Actel Corp. ........................................................................         213,800           5,768,324
a Adaptec Inc. .......................................................................       1,395,200          11,873,152
a Advanced Energy Industries Inc. ....................................................         698,000          15,935,340
a Advanced Fibre Communications Inc. .................................................       1,040,500          25,044,835
a Anaren Inc. ........................................................................         108,200           1,531,030
a ARM Holdings PLC, ADR (United Kingdom) .............................................       1,645,900           9,529,761
a ASE Test Ltd. (Taiwan) .............................................................         326,500           4,071,455
a Atmel Corp. ........................................................................       1,516,700           8,554,188
a Avocent Corp. ......................................................................         218,499           8,259,262
a Catapult Communications Corp. ......................................................         619,800           8,447,874
a Coherent Inc. ......................................................................         278,600           6,407,800
a Cymer Inc. .........................................................................         402,900          18,396,414
a Digital Theater Systems Inc. .......................................................         137,600           4,403,200
a Drexler Technology Corp. ...........................................................         190,000           2,857,600
a Electro Scientific Industries Inc. .................................................         962,000          23,626,720
a Exar Corp. .........................................................................         434,000           6,983,060
a F5 Networks Inc. ...................................................................         295,500           7,390,455
a FLIR Systems Inc. ..................................................................         414,700          12,963,522
a Integrated Circuit Systems Inc. ....................................................         965,700          32,418,549
a Integrated Device Technology Inc. ..................................................         795,700          12,492,490
a Integrated Silicon Solution Inc. ...................................................         724,200          10,225,704
  Intersil Corp. .....................................................................         192,800           4,972,312
a Intervoice Inc. ....................................................................         110,700           1,152,387
a Kemet Corp. ........................................................................         525,100           6,957,575
a Lam Research Corp. .................................................................       1,035,800          29,768,892



48 | Semiannual Report

Franklin Strategic Series

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN SMALL CAP GROWTH FUND II                                                      SHARES/WARRANTS        VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS (CONT.)
  ELECTRONIC TECHNOLOGY (CONT.)
a Lattice Semiconductor Corp. ........................................................         698,600     $     5,449,080
a Logitech International SA, ADR (Switzerland) .......................................         167,300           6,661,886
a LTX Corp. ..........................................................................         787,100          11,247,659
a Merix Corp. ........................................................................         684,500          12,177,255
a Micrel Inc. ........................................................................       1,209,800          19,961,700
a Microtune Inc. .....................................................................         641,800           1,572,410
  National Instruments Corp. .........................................................         748,535          31,872,620
a Overland Storage Inc. ..............................................................         211,400           4,164,580
  Park Electrochemical Corp. .........................................................         260,000           6,370,000
a Pericom Semiconductor Corp. ........................................................         445,904           5,078,847
a Seachange International Inc. .......................................................         198,500           3,056,900
a Semtech Corp. ......................................................................       1,498,000          33,255,600
  Tektronix Inc. .....................................................................         595,000          15,273,650
a Trimble Navigation Ltd. ............................................................         212,600           5,878,390
a Varian Semiconductor Equipment Associates Inc. .....................................       1,275,000          61,646,250
a,b Xicor Inc. .......................................................................       1,292,334          14,629,221
a Xicor Inc., wts., 144A, Private Placement, 11/19/06 ................................         387,700           1,163,100
                                                                                                           ----------------
                                                                                                               519,491,049
                                                                                                           ----------------
  ENERGY MINERALS 3.4%
  Chesapeake Energy Corp. ............................................................         600,800           7,167,544
a Petroquest Energy Inc. .............................................................       1,125,800           2,499,276
a Premcor Inc. .......................................................................         658,200          15,533,520
a Spinnaker Exploration Co. ..........................................................         308,400           7,891,956
a Swift Energy Co. ...................................................................         349,400           4,856,660
a Tom Brown Inc. .....................................................................         434,900          11,750,998
                                                                                                           ----------------
                                                                                                                49,699,954
                                                                                                           ----------------
  FINANCE 4.8%
  CVB Financial Corp. ................................................................          39,010             778,250
a Financial Federal Corp. ............................................................         335,100          11,242,605
  First State Bancorp. ...............................................................          94,500           2,968,245
  Greater Bay Bancorp Inc. ...........................................................         392,021          10,568,886
  IPC Holdings Ltd. (Bermuda) ........................................................         209,900           7,860,755
  Jefferies Group Inc. ...............................................................         278,600           8,636,600
a Jones Lang Lasalle Inc. ............................................................         559,000          10,648,950
a NCO Group Inc. .....................................................................         393,800           9,372,440
  Umpqua Holdings Corp. ..............................................................         230,700           4,717,815
  Waddell & Reed Financial Inc., A ...................................................         150,700           3,342,526
                                                                                                           ----------------
                                                                                                                70,137,072
                                                                                                           ----------------
  HEALTH SERVICES 1.4%
a Centene Corp. ......................................................................         159,900           4,894,539
a PAREXEL International Corp. ........................................................         302,800           5,062,816
a Rehabcare Group Inc. ...............................................................         161,400           2,521,068
a Sierra Health Services Inc. ........................................................         337,200           7,853,388
                                                                                                           ----------------
                                                                                                                20,331,811
                                                                                                           ----------------

                                                          Semiannual Report | 49

Franklin Strategic Series

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN SMALL CAP GROWTH FUND II                                                      SHARES/WARRANTS        VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS (CONT.)
  HEALTH TECHNOLOGY 5.4%
  Alpharma Inc., A ...................................................................         511,000     $     9,300,200
a American Medical Systems Holdings Ltd. .............................................         516,600          10,332,000
a Conceptus Inc. .....................................................................         415,300           5,087,425
a Connetics Corp. ....................................................................         150,500           2,695,455
a CTI Molecular Imaging Inc. .........................................................         257,300           4,101,362
a InterMune Inc. .....................................................................         377,200           7,544,000
a Medicines Co. ......................................................................         160,900           4,287,985
  Medicis Pharmaceutical Corp., A ....................................................         144,000           9,122,400
a Merit Medical Systems Inc. .........................................................         195,500           5,120,145
a Steris Corp. .......................................................................         355,100           7,393,182
a Trimeris Inc. ......................................................................         185,635           4,752,256
a Varian Medical Systems Inc. ........................................................         140,600           8,989,964
                                                                                                           ----------------
                                                                                                                78,726,374
                                                                                                           ----------------
  INDUSTRIAL SERVICES 2.7%
a Cal Dive International Inc. ........................................................         580,300          12,029,619
a FMC Technologies Inc. ..............................................................         436,116           8,757,209
a Patterson UTI Energy Inc. ..........................................................         469,500          13,423,005
a Superior Energy Services Inc. ......................................................         600,000           5,364,000
                                                                                                           ----------------
                                                                                                                39,573,833
                                                                                                           ----------------
  NON-ENERGY MINERALS 1.3%
a Cleveland Cliffs Inc. ..............................................................         210,400           6,312,000
  Olin Corp. .........................................................................         278,900           4,855,649
  Reliance Steel & Aluminum Co. ......................................................         257,400           7,387,380
                                                                                                           ----------------
                                                                                                                18,555,029
                                                                                                           ----------------
  PROCESS INDUSTRIES 3.5%
  Cabot Corp. ........................................................................         465,900          12,998,610
a FMC Corp. ..........................................................................         280,200           7,848,402
  Minerals Technologies Inc. .........................................................         418,800          22,950,240
  Nova Chemicals Corp. (Canada) ......................................................         328,400           7,027,760
                                                                                                           ----------------
                                                                                                                50,825,012
                                                                                                           ----------------
  PRODUCER MANUFACTURING 10.8%
  AMETEK Inc. ........................................................................         179,800           8,459,590
  C&D Technologies Inc. ..............................................................         448,700           8,942,591
  CNH Global NV (Netherlands) ........................................................         528,780           7,064,501
  Crane Co. ..........................................................................         338,000           9,497,800
a CUNO Inc. ..........................................................................         165,100           6,587,490
a Flowserve Corp. ....................................................................         688,300          14,082,618
  Gentex Corp. .......................................................................         296,300          11,570,515
a Mettler-Toledo International Inc. (Switzerland) ....................................         407,800          15,635,052
  Oshkosh Truck Corp. ................................................................         299,600          13,730,668
  Pentair Inc. .......................................................................         264,200          10,832,200
  Roper Industries Inc. ..............................................................         130,500           6,449,310
  Superior Industries International Inc. .............................................         262,300          11,147,750



50 | Semiannual Report

Franklin Strategic Series

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN SMALL CAP GROWTH FUND II                                                      SHARES/WARRANTS        VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS (CONT.)
  PRODUCER MANUFACTURING (CONT.)
a Varian Inc. ........................................................................         593,800     $    21,263,978
a Wilson Greatbatch Technologies Inc. ................................................         307,200          11,581,440
                                                                                                           ----------------
                                                                                                               156,845,503
                                                                                                           ----------------
  RETAIL TRADE 5.5%
a Casual Male Retail Group Inc. ......................................................         299,500           2,665,550
a Charming Shoppes Inc. ..............................................................         917,100           6,007,005
a Cost Plus Inc. .....................................................................         142,800           6,550,236
  Fred's Inc. ........................................................................         345,450          13,016,556
a Guitar Center Inc. .................................................................         220,600           7,180,530
a J. Jill Group Inc. .................................................................         436,400           5,310,988
  Regis Corp. ........................................................................         199,600           7,588,792
a Tractor Supply Co. .................................................................          84,100           3,524,631
a Tuesday Morning Corp. ..............................................................         516,100          16,458,429
a Urban Outfitters Inc. ..............................................................         343,100          11,445,816
                                                                                                           ----------------
                                                                                                                79,748,533
                                                                                                           ----------------
  TECHNOLOGY SERVICES 10.6%
a Ascential Software Corp. ...........................................................         394,575           8,755,619
a Aspen Technology Inc. ..............................................................       1,202,612           9,620,896
a Bearingpoint Inc. ..................................................................         821,100           7,718,340
a Borland Software Corp. .............................................................         704,900           6,259,512
a Business Objects SA, ADR (France) ..................................................         216,500           7,114,190
a Cognizant Technology Solutions Corp., A ............................................         228,000          10,348,920
a Entrust Inc. .......................................................................       1,562,400           7,358,904
a Filenet Corp. ......................................................................         318,900           8,521,008
  Global Payments Inc. ...............................................................         378,500          15,764,525
a Hyperion Solutions Corp. ...........................................................         229,600           7,689,304
a Informatica Corp. ..................................................................       1,000,000          10,900,000
  Jack Henry & Associates Inc. .......................................................         485,100           9,692,298
a Lawson Software Inc. ...............................................................       1,072,600           8,945,484
a NetIQ Corp. ........................................................................         754,300           9,157,202
a Pegasus Solutions Inc. .............................................................         658,800           7,194,096
a Quest Software Inc. ................................................................         332,700           4,957,230
a Tumbleweed Communications Corp. ....................................................         730,600           4,632,004
a Verity Inc. ........................................................................         372,400           5,232,220
a webMethods Inc. ....................................................................         580,000           5,034,400
                                                                                                           ----------------
                                                                                                               154,896,152
                                                                                                           ----------------
  TRANSPORTATION 4.3%
a Forward Air Corp. ..................................................................       1,024,600          29,795,368
a Knight Transportation Inc. .........................................................         399,300          10,050,381
a Landstar System Inc. ...............................................................         317,900          23,219,416
                                                                                                           ----------------
                                                                                                                63,065,165
                                                                                                           ----------------
  TOTAL COMMON STOCKS AND WARRANTS (COST $1,142,304,336)                                                     1,426,270,572
                                                                                                           ----------------



                                                          Semiannual Report | 51

Franklin Strategic Series

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN SMALL CAP GROWTH FUND II                                                     PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
  CONVERTIBLE BONDS (COST $7,000,000) .7%
  CONSUMER DURABLES
  K2 Inc., cvt., 144A, 5.00%, 6/15/10 ................................................    $  7,000,000     $    10,080,140
                                                                                                           ----------------
  TOTAL LONG TERM INVESTMENTS (COST $1,149,304,336)                                                          1,436,350,712
                                                                                                           ----------------

                                                                                            ----------
                                                                                             SHARES
                                                                                            ----------
  SHORT TERM INVESTMENT (COST $29,833,256) 2.0%
c Franklin Institutional Fiduciary Trust Money Market Portfolio ......................      29,833,256          29,833,256
                                                                                                           ----------------
  TOTAL INVESTMENTS (COST $1,179,137,592) 100.7% .....................................                       1,466,183,968
  OTHER ASSETS, LESS LIABILITIES (.7)% ...............................................                         (10,735,483)
                                                                                                           ----------------
  NET ASSETS 100.0% ..................................................................                     $ 1,455,448,485
                                                                                                           ----------------




aNon-income producing.
bSee Note 8 regarding holdings of 5% voting securities.
cSee Note 6 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.


52 | See notes to financial statements. | Semiannual Report

Franklin Strategic Series

FINANCIAL HIGHLIGHTS


FRANKLIN SMALL-MID CAP GROWTH FUND

                                         ----------------------------------------------------------------------------------
                                         SIX MONTHS ENDED
                                         OCTOBER 31, 2003                        YEAR ENDED APRIL 30,
CLASS A                                     (UNAUDITED)        2003          2002          2001         2000          1999
                                         ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)
Net asset value, beginning of period ....       23.14        $28.85        $34.15        $45.48       $24.65        $25.93
                                         ----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a .........        (.07)         (.09)         (.06)          .12          .09           .06
 Net realized and unrealized gains
 (losses) ...............................        5.62         (5.62)        (5.16)       (10.98)       21.04         (1.02)
                                         ----------------------------------------------------------------------------------
Total from investment operations ........        5.55         (5.71)        (5.22)       (10.86)       21.13          (.96)
                                         ----------------------------------------------------------------------------------
Less distributions from:
 Net investment income ..................          --            --          (.08)         (.24)        (.04)         (.14)
 Net realized gains .....................          --            --            --          (.23)        (.26)         (.18)
                                         ----------------------------------------------------------------------------------
Total distributions .....................          --            --          (.08)         (.47)        (.30)         (.32)
                                         ----------------------------------------------------------------------------------
Net asset value, end of period ..........      $28.69        $23.14        $28.85        $34.15       $45.48        $24.65
                                         ----------------------------------------------------------------------------------

Total return b ..........................      23.98%      (19.79)%      (15.28)%      (24.00)%       85.97%       (3.44)%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......  $7,373,245    $5,791,141    $7,784,125    $9,606,125  $11,199,559    $4,251,284
Ratios to average net assets:
 Expenses ...............................        .97% c       1.02%          .89%          .86%         .85%          .94%
 Net investment income (loss) ...........      (.54)% c      (.41)%        (.18)%          .29%         .24%          .30%
Portfolio turnover rate .................      26.24%        36.47%        47.38%        27.23%       24.67%        46.73%




aBased on average shares outstanding beginning with year ended April 30, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized.


                                                          Semiannual Report | 53

Franklin Strategic Series

FRANKLIN SMALL-MID CAP GROWTH FUND (CONTINUED)

                                                                                                 --------------------------
                                                                                                  SIX MONTHS
                                                                                                     ENDED         YEAR
                                                                                                  OCTOBER 31,      ENDED
                                                                                                     2003        APRIL 30,
CLASS B                                                                                           (UNAUDITED)      2003D
                                                                                                 --------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........................................................       $23.00        $24.33
                                                                                                 --------------------------
Income from investment operations:
 Net investment income (loss) a ...............................................................         (.17)         (.23)
 Net realized and unrealized gains (losses) ...................................................         5.57         (1.10)
                                                                                                 --------------------------
Total from investment operations ..............................................................         5.40         (1.33)
                                                                                                 --------------------------
Net asset value, end of period ................................................................       $28.40        $23.00
                                                                                                 --------------------------
Total return b ................................................................................       23.48%       (5.47)%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............................................................      $18,396        $7,601
Ratios to average net assets:
 Expenses .....................................................................................        1.72% c       1.77% c
 Net investment income (loss) .................................................................      (1.29)% c     (1.16)% c
Portfolio turnover rate .......................................................................       26.24%        36.47%




aBased on average shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized.
dFor the period July 1, 2002 (effective date) to April 30, 2003.


54 | Semiannual Report

Franklin Strategic Series

FRANKLIN SMALL-MID CAP GROWTH FUND (CONTINUED)

                                         ----------------------------------------------------------------------------------
                                         SIX MONTHS ENDED
                                         OCTOBER 31, 2003                        YEAR ENDED APRIL 30,
CLASS C                                     (UNAUDITED)        2003          2002          2001         2000          1999
                                         ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)
Net asset value, beginning of period ....      $22.37        $28.09        $33.41        $44.58       $24.32        $25.59
                                         ----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a .........        (.16)         (.26)         (.27)         (.19)        (.19)         (.09)
 Net realized and unrealized gains
 (losses) ...............................        5.42         (5.46)        (5.05)       (10.75)       20.71         (1.00)
                                         ----------------------------------------------------------------------------------
Total from investment operations ........        5.26         (5.72)        (5.32)       (10.94)       20.52         (1.09)
Less distributions from net realized
 gains ..................................          --            --            --          (.23)        (.26)         (.18)
Net asset value, end of period ..........      $27.63        $22.37        $28.09        $33.41       $44.58        $24.32
                                         ----------------------------------------------------------------------------------
Total return b ..........................      23.51%      (20.36)%      (15.92)%      (24.61)%       84.58%       (4.08)%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......    $779,403      $639,524      $948,940    $1,263,169   $1,667,870      $764,715
Ratios to average net assets:
 Expenses ...............................       1.72% c       1.77%         1.64%         1.61%        1.60%         1.69%
 Net investment income (loss) ...........     (1.29)% c     (1.16)%        (.92)%        (.45)%       (.52)%        (.44)%
Portfolio turnover rate .................      26.24%        36.47%        47.38%        27.23%       24.67%        46.73%




aBased on average shares outstanding beginning with year ended April 30, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized.


                                                          Semiannual Report | 55

Franklin Strategic Series

FINANCIAL HIGHLIGHTS (CONTINUED)


FRANKLIN SMALL-MID CAP GROWTH FUND (CONTINUED)

                                                                                      -------------------------------------
                                                                                      SIX MONTHS ENDED      YEAR ENDED
                                                                                      OCTOBER 31, 2003       APRIL 30,
CLASS R                                                                                (UNAUDITED)        2003        2002D
                                                                                      -------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............................................        $23.06       $28.81        $31.16
                                                                                      -------------------------------------
Income from investment operations:
 Net investment income (loss) a .................................................          (.10)        (.17)         (.12)
 Net realized and unrealized gains (losses) .....................................          5.59        (5.58)        (2.23)
                                                                                      -------------------------------------
Total from investment operations ................................................          5.49        (5.75)        (2.35)
                                                                                      -------------------------------------
Net asset value, end of period ..................................................        $28.55       $23.06        $28.81
                                                                                      -------------------------------------
Total return b ..................................................................        23.81%     (19.96)%       (7.54)%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............................................       $27,536      $15,309        $1,253
Ratios to average net assets:
 Expenses .......................................................................         1.22% c      1.27%         1.14% c
 Net investment income (loss) ...................................................        (.79)% c     (.66)%       (1.26)% c
Portfolio turnover rate .........................................................        26.24%       36.47%        47.38%




aBased on average shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized.
dFor the period January 1, 2002 (effective date) to April 30, 2002.


56 | Semiannual Report

Franklin Strategic Series

FRANKLIN SMALL-MID CAP GROWTH FUND (CONTINUED)

                                         ----------------------------------------------------------------------------------
                                         SIX MONTHS ENDED
                                         OCTOBER 31, 2003                        YEAR ENDED APRIL 30,
ADVISOR CLASS                               (UNAUDITED)        2003          2002          2001         2000          1999
                                         ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
the period)
Net asset value, beginning of period ....      $23.32        $29.00        $34.37        $45.74       $24.73        $26.01
                                         ----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a .........        (.04)         (.04)          .02           .23          .18           .10
 Net realized and unrealized gains
(losses) ................................        5.67         (5.64)        (5.20)       (11.06)       21.15         (1.00)
                                         ----------------------------------------------------------------------------------
Total from investment operations ........        5.63         (5.68)        (5.18)       (10.83)       21.33          (.90)
Less distributions from:
 Net investment income ..................          --            --          (.19)         (.31)        (.06)         (.20)
 Net realized gains .....................          --            --            --          (.23)        (.26)         (.18)
                                         ----------------------------------------------------------------------------------
Total distributions .....................          --            --          (.19)         (.54)        (.32)         (.38)
Net asset value, end of period ..........      $28.95        $23.32        $29.00        $34.37       $45.74        $24.73
                                         ----------------------------------------------------------------------------------
Total return b ..........................      24.14%      (19.59)%      (15.10)%      (23.83)%       86.43%       (3.12)%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......    $288,995      $266,723      $321,921      $357,832     $436,864      $168,055
Ratios to average net assets:
 Expenses ...............................        .72% c        .77%          .64%          .61%         .60%          .69%
 Net investment income (loss) ...........      (.29)% c      (.16)%          .05%          .54%         .49%          .56%
Portfolio turnover rate .................      26.24%        36.47%        47.38%        27.23%       24.67%        46.73%




aBased on average shares outstanding beginning with year ended April 30, 2000. bTotal return is not annualized for periods less than one year.
cAnnualized.

                     Semiannual Report | See notes to financial statements. | 57

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2003 (UNAUDITED)


---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN SMALL-MID CAP GROWTH FUND                                                         SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 94.2%
  COMMERCIAL SERVICES 3.5%
a Corporate Executive Board Co. .................................................               559,800    $    28,555,398
a DoubleClick Inc. ..............................................................             3,464,900         28,862,617
a eSPEED Inc., A ................................................................             1,052,200         28,672,450
a Iron Mountain Inc. ............................................................             1,213,100         46,388,944
  Moody's Corp. .................................................................             1,915,000        110,744,450
a Robert Half International Inc. ................................................             2,269,400         53,580,534
                                                                                                           ----------------
                                                                                                               296,804,393
                                                                                                           ----------------
  COMMUNICATIONS 2.0%
a,b Alaska Communications Systems Holdings Inc. .................................             2,389,200         11,647,350
a Allstream Inc., Class B (Canada) ..............................................               926,700         46,566,675
  CenturyTel Inc. ...............................................................             1,400,000         50,050,000
a Millicom International Cellular SA (Luxembourg) ...............................               387,600         23,864,532
  Telecom Corp. of New Zealand Ltd. (New Zealand) ...............................            11,148,000         33,153,496
                                                                                                           ----------------
                                                                                                               165,282,053
                                                                                                           ----------------
  CONSUMER DURABLES 1.5%
  D.R. Horton Inc. ..............................................................             1,000,000         39,800,000
a Leapfrog Enterprises Inc. .....................................................               164,100          5,672,937
a Meritage Corp. ................................................................               252,900         14,946,390
a NVR Inc. ......................................................................               134,200         65,677,480
                                                                                                           ----------------
                                                                                                               126,096,807
                                                                                                           ----------------
  CONSUMER NON-DURABLES 3.0%
  Adolph Coors Co., B ...........................................................             1,000,000         56,050,000
a Dean Foods Inc. ...............................................................             1,916,200         57,965,050
  Liz Claiborne Inc. ............................................................             1,119,400         41,294,666
  Polo Ralph Lauren Corp., A ....................................................             2,151,500         65,405,600
  Reebok International Ltd. .....................................................               550,600         21,445,870
a Timberland Co., A .............................................................               276,700         14,374,565
                                                                                                           ----------------
                                                                                                               256,535,751
                                                                                                           ----------------
  CONSUMER SERVICES 4.6%
a Entercom Communications Corp. .................................................               683,000         31,288,230
a Entravision Communications Corp. ..............................................             2,801,300         26,808,441
  Fairmont Hotels & Resorts Inc. (Canada) .......................................             1,517,000         39,047,580
a,c Foveon Inc., 144A ...........................................................             1,792,573          6,722,149
  Hilton Hotels Corp. ...........................................................             2,735,000         43,322,400
a Insight Communications Co. Inc., A ............................................                    49                475
  Mandalay Resort Group .........................................................               541,900         21,269,575
  The New York Times Co., A .....................................................               507,200         24,107,216
a Six Flags Inc. ................................................................               633,700          3,751,504
a Sotheby's Holdings., A ........................................................                39,921            425,158
  Starwood Hotels & Resorts Worldwide Inc. ......................................             1,391,100         46,921,803
a University of Phonenix Online. ................................................               374,100         25,723,116
a Univision Communications Inc., A ..............................................             3,419,805        116,102,380
                                                                                                           ----------------
                                                                                                               385,490,027
                                                                                                           ----------------




58 | Semiannual Report

Franklin Strategic Series

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN SMALL-MID CAP GROWTH FUND                                                         SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  DISTRIBUTION SERVICES 1.6%
  AmerisourceBergen Corp. .......................................................             1,665,000    $    94,522,050
a Fisher Scientific International Inc. ..........................................               929,100         37,396,275
                                                                                                           ----------------
                                                                                                               131,918,325
                                                                                                           ----------------
  ELECTRONIC TECHNOLOGY 25.2%
a,c 3Ware Inc. ..................................................................                 8,555                 --
a Advanced Energy Industries Inc. ...............................................             1,298,600         29,647,038
a Agere Systems Inc., B .........................................................            16,845,500         57,106,245
a Agilent Technologies Inc. .....................................................               250,000          6,230,000
a Altera Corp. ..................................................................             1,819,200         36,802,416
  ASML Holding NV, N.Y. shs. ....................................................             1,793,000         31,467,150
a Avaya Inc. ....................................................................             3,523,300         45,591,502
a Avocent Corp. .................................................................             1,242,236         46,956,521
a Celestica Inc. (Canada) .......................................................               954,500         13,553,900
a CIENA Corp. ...................................................................             5,804,845         37,209,057
a Coherent Inc. .................................................................             1,250,000         28,750,000
a Credence Systems Corp. ........................................................               557,000          9,084,670
  Diebold Inc. ..................................................................             1,200,000         68,472,000
  Embraer-Empresa Brasileira de Aeronautica SA, ADR (Brazil) ....................             2,978,000         77,279,100
a EMCORE Corp. ..................................................................             1,579,500          7,202,520
a Emulex Corp. ..................................................................               815,300         23,089,296
a Extreme Networks Inc. .........................................................             1,525,800         13,121,880
a F5 Networks Inc. ..............................................................               525,300         13,137,753
a Fairchild Semiconductor Corp., A ..............................................               613,100         13,856,060
a Integrated Circuit Systems Inc. ...............................................             1,474,600         49,502,322
a Integrated Device Technology Inc. .............................................             2,150,000         33,755,000
  Intersil Corp. ................................................................             3,616,700         93,274,693
a Jabil Circuit Inc. ............................................................             3,215,700         89,557,245
a L-3 Communications Holdings Inc. ..............................................             1,759,000         82,215,660
a Lam Research Corp. ............................................................             4,766,800        136,997,832
a Lexmark International Inc. ....................................................               468,500         34,486,285
a Logitech International SA (Switzerland) .......................................               894,891         35,853,273
a McDATA Corp., A ...............................................................             1,748,700         18,064,071
a,b Micrel Inc. .................................................................             5,010,000         82,665,000
  Microchip Technology Inc. .....................................................             2,265,700         74,111,047
a NetScreen Technologies Inc. ...................................................               927,400         24,687,388
a Network Appliance Inc. ........................................................             2,900,000         71,572,000
a Novellus Systems Inc. .........................................................               496,600         20,504,614
a QLogic Corp. ..................................................................             1,731,700         97,061,785
  Rockwell Collins Inc. .........................................................             1,974,800         54,208,260
a Semtech Corp. .................................................................             2,481,200         55,082,640
a Synopsys Inc. .................................................................             3,836,600        121,696,952
b Tektronix Inc. ................................................................             5,438,200        139,598,594
a Thermo Electron Corp. .........................................................             4,200,000         92,316,000
a Trimble Navigation Ltd. .......................................................               346,600          9,583,490


                                                          Semiannual Report | 59

Franklin Strategic Series

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN SMALL-MID CAP GROWTH FUND                                                         SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  ELECTRONIC TECHNOLOGY (CONT.)
a Varian Semiconductor Equipment Associates Inc. ................................               782,000    $    37,809,700
a Vitesse Semiconductor Corp. ...................................................             6,523,900         45,928,256
a Waters Corp. ..................................................................             2,508,900         78,854,727
                                                                                                           ----------------
                                                                                                             2,137,943,942
                                                                                                           ----------------
  ENERGY MINERALS 1.0%
a Newfield Exploration Co. ......................................................             1,048,500         41,656,905
a Premcor Inc. ..................................................................             1,950,000         46,020,000
                                                                                                           ----------------
                                                                                                                87,676,905
                                                                                                           ----------------
  FINANCE 10.7%
a Ameritrade Holding Corp. ......................................................             2,509,000         34,222,760
  Arthur J. Gallagher & Co. .....................................................             1,419,900         41,446,881
  Boston Private Financial Holdings Inc. ........................................               322,000          8,201,340
a CapitalSource Inc. ............................................................                74,500          1,620,375
  City National Corp. ...........................................................               657,800         39,606,138
  Commerce Bancorp Inc. .........................................................               848,300         41,006,822
  Countrywide Financial Corp. ...................................................             1,202,600        126,417,312
  Cullen/Frost Bankers Inc. .....................................................               680,100         26,360,676
a E*TRADE Financial Corp. .......................................................             5,833,100         60,080,930
  Federated Investors Inc., B ...................................................             3,383,400         93,551,010
  Investors Financial Services Corp. ............................................               800,000         28,264,000
  MBIA Inc. .....................................................................             1,850,000        110,278,500
  Mercantile Bankshares Corp. ...................................................               405,750         17,191,627
a Montpelier Re Holdings Ltd. (Bermuda) .........................................             1,406,000         46,566,720
  National Commerce Financial Corp. .............................................             2,556,300         70,221,561
  The PMI Group Inc. ............................................................               919,600         35,156,308
a Providian Financial Corp. .....................................................               597,100          6,633,781
  Radian Group Inc. .............................................................             1,899,594        100,488,523
  Texas Regional Bancshares Inc., A .............................................               523,548         18,978,615
                                                                                                           ----------------
                                                                                                               906,293,879
                                                                                                           ----------------
  HEALTH SERVICES 5.2%
  Aetna Inc. ....................................................................             1,278,500         73,398,685
a Alliance Imaging Inc. .........................................................               514,200          2,406,456
a Caremark RX Inc. ..............................................................             2,924,375         73,255,594
a Coventry Health Care Inc. .....................................................             2,027,900        111,027,525
a Express Scripts Inc. ..........................................................               292,800         16,080,576
  Health Management Associates Inc., A ..........................................             1,646,300         36,465,545
a Health Net Inc., A ............................................................             1,374,500         43,420,455
a Molina Healthcare Inc. ........................................................               395,700         11,040,030
a Pharmaceutical Product Development Inc. .......................................             1,304,200         39,217,294
a Universal Health Services Inc., B .............................................               814,400         38,317,520
                                                                                                           ----------------
                                                                                                               444,629,680
                                                                                                           ----------------


60 | Semiannual Report

Franklin Strategic Series

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN SMALL-MID CAP GROWTH FUND                                                         SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  HEALTH TECHNOLOGY 7.1%
a Abgenix Inc. ..................................................................               702,300    $     8,603,175
a Adolor Corp. ..................................................................               300,000          5,481,000
a American Medical Systems Holdings Ltd. ........................................               454,700          9,094,000
a Angiotech Pharmaceuticals Inc. (Canada) .......................................               669,300         30,607,089
a Bio-Rad Laboratories Inc., A ..................................................               474,600         24,797,850
  C.R. Bard Inc. ................................................................               535,200         42,842,760
a CTI Molecular Imaging Inc. ....................................................               569,000          9,069,860
a IDEC Pharmaceuticals Corp. ....................................................             1,150,000         40,399,500
a InterMune Inc. ................................................................             1,015,300         20,306,000
a Ivax Corp. ....................................................................             2,502,000         48,188,520
a Medicines Co. .................................................................               300,000          7,995,000
a MGI Pharma Inc. ...............................................................               200,000          7,512,000
a Millennium Pharmaceuticals Inc. ...............................................             1,637,697         26,072,136
a NPS Pharmaceuticals Inc. ......................................................               740,300         19,492,099
a OSI Pharmaceuticals Inc. ......................................................               831,700         23,287,600
  Pall Corp. ....................................................................             3,739,500         87,504,300
a Shire Pharmaceuticals Group PLC, ADR (United Kingdom) .........................             1,433,200         32,820,280
a Tanox Inc. ....................................................................               400,000          7,180,000
a Trimeris Inc. .................................................................               106,700          2,731,520
a United Therapeutics Corp. .....................................................               250,000          5,032,500
a Varian Medical Systems Inc. ...................................................             1,593,600        101,894,784
a Vicuron Pharmaceuticals Inc. ..................................................               200,000          3,670,000
a Watson Pharmaceuticals Inc. ...................................................               950,000         37,306,500
                                                                                                           ----------------
                                                                                                               601,888,473
                                                                                                           ----------------
  INDUSTRIAL SERVICES 5.4%
a Allied Waste Industries Inc. ..................................................             6,932,100         78,194,088
a,b Core Laboratories NV (Netherlands) ..........................................             1,900,000         29,089,000
  GlobalSantaFe Corp. ...........................................................             1,303,800         29,348,538
a,b Grey Wolf Inc. ..............................................................            10,345,600         33,209,376
a Hydril ........................................................................               334,000          7,832,300
a Oil States International Inc. .................................................             1,969,700         24,128,825
a Pride International Inc. ......................................................             2,840,600         46,529,028
a Rowan Cos. Inc. ...............................................................             1,506,700         36,085,465
a Superior Energy Services Inc. .................................................             1,365,300         12,205,782
a Varco International Inc. ......................................................             4,678,281         82,290,963
a Waste Connections Inc. ........................................................             1,233,900         42,791,652
a Weatherford International Ltd. ................................................             1,087,000         37,773,250
                                                                                                           ----------------
                                                                                                               459,478,267
                                                                                                           ----------------
  PROCESS INDUSTRIES 3.1%
  Bunge Ltd. ....................................................................             3,354,800         90,915,080
  Cabot Corp. ...................................................................             2,707,600         75,542,040
  Monsanto Co. ..................................................................             2,549,400         63,862,470
  Valspar Corp. .................................................................               752,600         35,899,020
                                                                                                           ----------------
                                                                                                               266,218,610
                                                                                                           ----------------



                                                          Semiannual Report | 61

Franklin Strategic Series

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN SMALL-MID CAP GROWTH FUND                                                         SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  PRODUCER MANUFACTURING 4.1%
  Borg Warner Inc. ..............................................................               800,000    $    63,672,000
a Flowserve Corp. ...............................................................             1,128,000         23,078,880
  Gentex Corp. ..................................................................             1,300,000         50,765,000
b Gibraltar Steel Corp. .........................................................               968,100         23,253,762
  Kennametal Inc. ...............................................................               748,600         27,608,368
a,b Mettler-Toledo International Inc. (Switzerland) .............................             2,931,600        112,397,544
a,c Mirapoint Inc., 144A ........................................................               682,128                 --
  Oshkosh Truck Corp. ...........................................................                83,700          3,835,971
a Varian Inc. ...................................................................             1,302,300         46,635,363
                                                                                                           ----------------
                                                                                                               351,246,888
                                                                                                           ----------------
  REAL ESTATE .7%
a Host Marriott Corp. ...........................................................             4,673,300         48,835,985
  MeriStar Hospitality Corp. ....................................................             1,000,000          6,830,000
                                                                                                           ----------------
                                                                                                                55,665,985
                                                                                                           ----------------
  RETAIL TRADE 5.4%
a Advance Auto Parts ............................................................               497,800         38,937,916
a AutoZone Inc. .................................................................               932,600         89,622,860
a Dollar Tree Stores Inc. .......................................................             1,018,900         38,901,602
  Foot Locker Inc. ..............................................................             1,438,900         25,756,310
a,b Gymboree Corp. ..............................................................             2,611,300         43,086,450
  Michaels Stores Inc. ..........................................................                 8,200            389,254
a Neiman Marcus Group Inc., A ...................................................               394,500         18,758,475
a Neiman Marcus Group Inc., B ...................................................                 6,000            261,600
  Pier 1 Imports Inc. ...........................................................             1,956,400         45,192,840
  Ross Stores Inc. ..............................................................             1,275,000         63,762,750
  Tiffany & Co. .................................................................               914,900         43,412,005
a Tuesday Morning Corp. .........................................................             1,582,200         50,456,358
                                                                                                           ----------------
                                                                                                               458,538,420
                                                                                                           ----------------
  TECHNOLOGY SERVICES 8.0%
a Actuate Corp. .................................................................             2,605,800          9,276,648
  Adobe Systems Inc. ............................................................             1,125,000         49,320,000
a Affiliated Computer Services Inc., A ..........................................             2,218,517        108,552,037
a Amdocs Ltd. ...................................................................             1,881,300         40,372,698
a Anteon International Corp. ....................................................               241,000          8,227,740
a Ask Jeeves Inc. ...............................................................             1,621,600         31,069,856
a Cognos Inc. (Canada) ..........................................................               600,000         20,682,000
a Digital Insight Corp. .........................................................               822,400         17,253,952
a,b Hewitt Associates Inc. ......................................................             1,592,400         40,924,680
a Hyperion Solutions Corp. ......................................................             1,633,500         54,705,915
a i2 Technologies Inc. ..........................................................             7,608,600         13,467,222
a InfoSpace Inc. ................................................................               367,000          9,571,360
a Intuit Inc. ...................................................................               799,100         39,939,018
a Mercury Interactive Corp. .....................................................             1,752,100         81,367,524
a NetIQ Corp. ...................................................................             1,256,300         15,251,482



62 | Semiannual Report

Franklin Strategic Series

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN SMALL-MID CAP GROWTH FUND                                                         SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  TECHNOLOGY SERVICES (CONT.)
a Nuance Communications Inc. ....................................................             1,348,700    $     9,737,614
  Peoplesoft Inc. ...............................................................               300,000          6,228,000
a Quest Software Inc. ...........................................................             1,728,000         25,747,200
a Retek Inc. ....................................................................             1,804,300         18,097,129
a RSA Security Inc. .............................................................             2,418,600         31,369,242
a Sapient Corp. .................................................................             2,472,600         13,549,848
a Serena Software Inc. ..........................................................               770,400         13,289,400
a Verity Inc. ...................................................................             1,541,200         21,653,860
a Yahoo! Inc. ...................................................................                    19                830
                                                                                                           ----------------
                                                                                                               679,655,255
                                                                                                           ----------------
  TRANSPORTATION 2.1%
a Alaska Air Group Inc. .........................................................               692,600         19,939,954
  C.H. Robinson Worldwide Inc. ..................................................             2,751,200        107,792,016
  Expeditors International of Washington Inc. ...................................             1,085,700         40,757,178
  SkyWest Inc. ..................................................................               645,100         11,927,899
                                                                                                           ----------------
                                                                                                               180,417,047
                                                                                                           ----------------
  TOTAL COMMON STOCKS (COST $6,818,669,987) .....................................                            7,991,780,707
                                                                                                           ----------------
  CONVERTIBLE PREFERRED STOCKS
  ELECTRONIC TECHNOLOGY
a,c 3ware Inc., cvt. pfd., A-1 ..................................................               107,456          1,010,086
a,c Anda Networks, cvt. pfd., D .................................................               364,431                 --
a,c Kestrel Solutions, cvt. pfd., D .............................................               239,831                 --
                                                                                                           ----------------
  TOTAL CONVERTIBLE PREFERRED STOCKS (COST $9,135,085) ..........................                                1,010,086
                                                                                                           ----------------
  TOTAL LONG TERM INVESTMENTS (COST $6,827,805,072) .............................                            7,992,790,793
                                                                                                           ----------------
  SHORT TERM INVESTMENT (COST $148,758,184) 1.7%
d Franklin Institutional Fiduciary Trust Money Market Portfolio .................           148,758,184        148,758,184
                                                                                                           ----------------
  TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $6,976,563,256) ..........                            8,141,548,977
                                                                                                           ----------------


                                                          Semiannual Report | 63

Franklin Strategic Series


---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN SMALL-MID CAP GROWTH FUND                                                    PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
  REPURCHASE AGREEMENTS 8.2%
e Joint Repurchase Agreement, 1.004%, 11/03/03, (Maturity Value $348,323,369) ...        $  348,294,227    $   348,294,227
    ABN AMRO Bank, N.V., New York Branch (Maturity Value $33,452,977)
    Banc of America Securities LLC (Maturity Value $32,453,289)
    Barclays Capital Inc. (Maturity Value $33,452,977)
    Bear, Stearns & Co. Inc. (Maturity Value $19,972,859)
    BNP Paribas Securities Corp. (Maturity Value $32,453,289)
    Deutsche Bank Securities Inc. (Maturity Value $33,452,977)
    Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $32,453,289)
    Goldman, Sachs & Co. (Maturity Value $32,453,289)
    Lehman Brothers Inc. (Maturity Value $33,313,644)
    Morgan Stanley & Co. Inc. (Maturity Value $32,456,772)
    UBS Securities LLC (Maturity Value $32,408,007)
     Collateralized by U.S. Treasury Bills, Notes, and Bonds, and
      U.S. Government Agency Securities
f Barclays Capital Inc., 1.06%, 11/03/03, (Maturity Value $62,013,478) ..........            62,008,000         62,008,000
    Collateralized by U.S. Government Agency Securities
f Citigroup Global Markets Inc., 1.07%, 11/03/03, (Maturity Value $45,865,089) ..            45,861,000         45,861,000
    Collateralized by U.S. Government Agency Securities
f Credit Suisse First Boston LLC, 1.06%, 11/03/03, (Maturity Value $60,001,301) .            59,996,000         59,996,000
    Collateralized by U.S. Government Agency Securities
f Deutshe Bank Securities Inc., 1.07%, 11/03/03, (Maturity Value $23,710,115) ...            23,708,000         23,708,000
    Collateralized by U.S. Government Agency Securities
f Goldman, Sachs & Co., 1.07%, 11/03/03, (Maturity Value $33,918,024) ...........            33,915,000         33,915,000
    Collateralized by U.S. Government Agency Securities
f Merrill Lynch Government Securities Inc., 1.08%, 11/03/03,
    (Maturity Value $59,901,391) ................................................            59,896,000         59,896,000
     Collateralized by U.S. Treasury Bills, Notes, and Bonds
f UBS Warburg LLC, 1.06%, 11/03/03, (Maturity Value $58,899,202) ................            58,894,000         58,894,000
    Collateralized by U.S. Government Agency Securities
                                                                                                           ----------------
  TOTAL REPURCHASE AGREEMENTS (COST $692,572,227) ...............................                              692,572,227
                                                                                                           ----------------
  TOTAL INVESTMENTS (COST $7,669,135,483) 104.1% ................................                            8,834,121,204
  OTHER ASSETS, LESS LIABILITIES (4.1)% .........................................                             (346,545,751)
                                                                                                           ----------------
  NET ASSETS 100.0% .............................................................                          $ 8,487,575,453
                                                                                                           ----------------




aNon-income producing.
bSee Note 8 regarding holdings of 5% voting securities.
cSee Note 7 regarding restricted securities.
dSee Note 6 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.
eSee Note 1(c) regarding repurchase agreements.
fCollateral for loaned securities. See Note 1(d).



64 | See notes to financial statements. | Semiannual Report

Franklin Strategic Series

FINANCIAL STATEMENTS


STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2003 (unaudited)

                                                                       ----------------------------------------------------
                                                                          FRANKLIN          FRANKLIN          FRANKLIN
                                                                         AGGRESSIVE         FLEX CAP          SMALL CAP
                                                                         GROWTH FUND       GROWTH FUND     GROWTH FUND II
                                                                       ----------------------------------------------------
Assets:
 Investments in securities:
  Cost ...........................................................     $  144,164,953   $  1,320,536,764   $ 1,179,137,592
                                                                       ----------------------------------------------------
  Valuea .........................................................        171,117,853      1,738,348,266     1,466,183,968
 Repurchase agreements, at value and cost ........................                 --         42,834,267                --
 Receivables:
  Investment securities sold .....................................                 --         35,395,552         3,851,097
  Capital shares sold ............................................            306,100          3,357,797         2,008,405
  Dividends and interest .........................................             61,542          3,011,053           359,794
                                                                       ----------------------------------------------------
      Total assets ...............................................        171,485,495      1,822,946,935     1,472,403,264
                                                                       ----------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ................................          9,915,223         39,340,779        10,322,118
  Capital shares redeemed ........................................            253,026          2,898,227         4,545,493
  Affiliates .....................................................            178,455          1,643,281         1,633,349
  Shareholders ...................................................             41,124            449,813            67,367
  Payable upon return of securities loaned (Note 1d) .............                 --         42,834,267                --
 Other liabilities ...............................................             21,761            239,825           386,452
                                                                       ----------------------------------------------------
      Total liabilities ..........................................         10,409,589         87,406,192        16,954,779
                                                                       ----------------------------------------------------
       Net assets, at value ......................................     $  161,075,906   $  1,735,540,743   $ 1,455,448,485
                                                                       ----------------------------------------------------
Net assets consist of:
 Undistributed net investment income .............................     $     (947,448)  $     (2,319,418)  $    (5,604,445)
 Net unrealized appreciation (depreciation) ......................         26,952,900        417,811,502       287,046,376
 Accumulated net realized gain (loss) ............................       (210,681,235)      (530,271,042)     (350,831,817)
 Capital shares ..................................................        345,751,689      1,850,319,701     1,524,838,371
                                                                       ----------------------------------------------------
       Net assets, at value ......................................     $  161,075,906   $  1,735,540,743   $ 1,455,448,485
                                                                       ----------------------------------------------------




aThe Franklin Flex Cap Growth Fund includes $41,526,892 of securities loaned. See Note 1(d).


                                                          Semiannual Report | 65

Franklin Strategic Series

FINANCIAL STATEMENTS (CONTINUED)


STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2003 (unaudited)

                                                                       ----------------------------------------------------
                                                                          FRANKLIN          FRANKLIN          FRANKLIN
                                                                         AGGRESSIVE         FLEX CAP          SMALL CAP
                                                                         GROWTH FUND       GROWTH FUND     GROWTH FUND II
                                                                       ----------------------------------------------------
CLASS A:
 Net assets, at value ............................................     $   87,201,772   $  1,306,140,195   $   929,467,742
                                                                       ----------------------------------------------------
 Shares outstanding ..............................................          7,211,100         41,023,696        91,341,281
                                                                       ----------------------------------------------------
 Net asset value per share a .....................................             $12.09             $31.84            $10.18
                                                                       ----------------------------------------------------
 Maximum offering price per share (net asset value per
 share / 94.25%) .................................................             $12.83             $33.78            $10.80
                                                                       ----------------------------------------------------
CLASS B:
 Net assets, at value ............................................     $   18,139,835   $    121,847,094   $   125,038,043
                                                                       ----------------------------------------------------
 Shares outstanding ..............................................          1,538,523          3,972,878        12,561,770
                                                                       ----------------------------------------------------
 Net asset value and maximum offering price per share a ..........             $11.79             $30.67            $ 9.95
                                                                       ----------------------------------------------------
CLASS C:
 Net assets, at value ............................................     $   32,119,595   $    280,249,826   $   210,708,010
                                                                       ----------------------------------------------------
 Shares outstanding ..............................................          2,729,119          9,118,859        21,155,498
                                                                       ----------------------------------------------------
 Net asset value per share a .....................................             $11.77             $30.73            $ 9.96
                                                                       ----------------------------------------------------
 Maximum offering price per share (net asset value per
 share / 99%) ....................................................             $11.89             $31.04            $10.06
                                                                       ----------------------------------------------------
CLASS R:
 Net assets, at value ............................................     $    1,361,744   $     27,303,628   $     5,609,186
                                                                       ----------------------------------------------------
 Shares outstanding ..............................................            113,107            861,145           553,097
                                                                       ----------------------------------------------------
 Net asset value and maximum offering price per share a ..........             $12.04             $31.71            $10.14
                                                                       ----------------------------------------------------
ADVISOR CLASS:
 Net assets, at value ............................................     $   22,252,960                 --   $   184,625,504
                                                                       ----------------------------------------------------
 Shares outstanding ..............................................          1,814,754                 --        17,903,939
                                                                       ----------------------------------------------------
 Net asset value and maximum offering price per share ............             $12.26                 --            $10.31
                                                                       ----------------------------------------------------


aRedemption price is equal to net asset value less any applicable contingent deferred sales charge.


66 | Semiannual Report

Franklin Strategic Series

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2003 (unaudited)


                                                                                                          -----------------
                                                                                                              FRANKLIN
                                                                                                            SMALL-MID CAP
                                                                                                             GROWTH FUND
                                                                                                          -----------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .....................................................................       $  6,408,609,045
  Cost - Non-controlled affiliated issuers ........................................................            567,954,211
                                                                                                          -----------------
  Value - Unaffiliated issuersa                                                                              7,625,677,221
  Value - Non-controlled affiliated issuersa ......................................................            515,871,756
 Repurchase agreements, at value and cost .........................................................            692,572,227
 Receivables:
  Investment securities sold ......................................................................             35,124,818
  Capital shares sold .............................................................................             23,042,950
  Dividends and interest ..........................................................................              1,008,831
                                                                                                          -----------------
      Total assets ................................................................................          8,893,297,803
                                                                                                          -----------------
Liabilities:
 Payables:
  Investment securities purchased .................................................................             34,627,154
  Capital shares redeemed .........................................................................             18,228,356
  Affiliates ......................................................................................              6,179,544
  Shareholders ....................................................................................                759,837
  Payable upon return of securities loaned (Note 1d) ..............................................            344,278,000
 Other liabilities ................................................................................              1,649,459
                                                                                                          -----------------
      Total liabilities ...........................................................................            405,722,350
                                                                                                          -----------------
       Net assets, at value .......................................................................       $  8,487,575,453
                                                                                                          -----------------
Net assets consist of:
 Undistributed net investment income ..............................................................       $    (23,381,011)
 Net unrealized appreciation (depreciation) .......................................................          1,164,985,721
 Accumulated net realized gain (loss) .............................................................         (1,708,653,617)
 Capital shares ...................................................................................          9,054,624,360
                                                                                                          -----------------
       Net assets, at value .......................................................................       $  8,487,575,453
                                                                                                          -----------------




aThe Franklin Small-Mid Cap Growth Fund includes $332,373,475 of securities loaned. See Note 1(d).


                                                          Semiannual Report | 67

Franklin Strategic Series

FINANCIAL STATEMENTS (CONTINUED)


STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2003 (unaudited)

                                                                                                          -----------------
                                                                                                              FRANKLIN
                                                                                                            SMALL-MID CAP
                                                                                                             GROWTH FUND
                                                                                                          -----------------
CLASS A:
 Net assets, at value .............................................................................       $  7,373,244,712
                                                                                                          -----------------
 Shares outstanding ...............................................................................            256,970,697
                                                                                                          -----------------
 Net asset value per share a ......................................................................                 $28.69
                                                                                                          -----------------
 Maximum offering price per share (net asset value per share / 94.25%) ............................                 $30.44
                                                                                                          -----------------
CLASS B:
 Net assets, at value .............................................................................       $     18,395,757
                                                                                                          -----------------
 Shares outstanding ...............................................................................                647,765
                                                                                                          -----------------
 Net asset value and maximum offering price per share a ...........................................                 $28.40
                                                                                                          -----------------
CLASS C:
 Net assets, at value .............................................................................       $    779,403,180
                                                                                                          -----------------
 Shares outstanding ...............................................................................             28,208,730
                                                                                                          -----------------
 Net asset value per share a ......................................................................                 $27.63
                                                                                                          -----------------
 Maximum offering price per share (net asset value per share / 99%) ...............................                 $27.91
                                                                                                          -----------------
CLASS R:
 Net assets, at value .............................................................................       $     27,536,473
                                                                                                          -----------------
 Shares outstanding ...............................................................................                964,584
                                                                                                          -----------------
 Net asset value and maximum offering price per share a ...........................................                 $28.55
                                                                                                          -----------------
ADVISOR CLASS:
 Net assets, at value .............................................................................       $    288,995,331
                                                                                                          -----------------
 Shares outstanding ...............................................................................              9,982,146
                                                                                                          -----------------
 Net asset value and maximum offering price per share .............................................                 $28.95
                                                                                                          -----------------




aRedemption price is equal to net asset value less any applicable contingent deferred sales charge.


68 | See notes to financial statements. | Semiannual Report

Franklin Strategic Series

STATEMENTS OF OPERATIONS
for the six months ended October 31, 2003 (unaudited)


                                                                             ----------------------------------------------
                                                                               FRANKLIN        FRANKLIN        FRANKLIN
                                                                              AGGRESSIVE       FLEX CAP        SMALL CAP
                                                                              GROWTH FUND     GROWTH FUND   GROWTH FUND II
                                                                             ----------------------------------------------
Investment income:
 Dividends ...............................................................   $    291,523   $    7,104,706  $    3,107,501
 Interest ................................................................             --           39,922         334,724
                                                                             ----------------------------------------------
      Total investment income ............................................        291,523        7,144,628       3,442,225
                                                                             ----------------------------------------------
Expenses:
 Management fees (Note 3) ................................................        336,692        3,497,254       3,015,049
 Administrative fees (Note 3) ............................................        144,701               --       1,278,338
 Distribution fees (Note 3)
  Class A ................................................................        120,877        1,478,321       1,421,440
  Class B ................................................................         78,000          540,278         559,970
  Class C ................................................................        146,307        1,262,491         949,249
  Class R ................................................................          2,491           53,084          10,350
 Transfer agent fees (Note 3) ............................................        319,715        2,375,409       1,585,590
 Custodian fees ..........................................................          2,577            6,418           5,234
 Reports to shareholders .................................................         27,993          154,897         109,567
 Registration and filing fees ............................................         24,435           40,495          47,197
 Professional fees .......................................................         12,767           18,026          22,432
 Trustees' fees and expenses .............................................          3,125           11,146           9,905
 Other ...................................................................         19,291           26,227          29,849
                                                                             ----------------------------------------------
      Total expenses .....................................................      1,238,971        9,464,046       9,044,170
                                                                             ----------------------------------------------
       Net investment income (loss) ......................................       (947,448)      (2,319,418)     (5,601,945)
                                                                             ----------------------------------------------
Realized and unrealized gains (losses): Net realized gain (loss) from:
  Investments ............................................................      8,158,491       37,693,991       7,028,096
  Foreign currency transactions ..........................................             --            6,210              --
                                                                             ----------------------------------------------
       Net realized gain (loss) ..........................................      8,158,491       37,700,201       7,028,096
 Net unrealized appreciation (depreciation) on investments ...............     26,823,714      299,494,041     387,066,710
                                                                             ----------------------------------------------
Net realized and unrealized gain (loss) ..................................     34,982,205      337,194,242     394,094,806
Net increase (decrease) in net assets resulting from operations ..........   $ 34,034,757   $  334,874,824  $  388,492,861
                                                                             ----------------------------------------------


                                                          Semiannual Report | 69

Franklin Strategic Series

FINANCIAL STATEMENTS (CONTINUED)


STATEMENTS OF OPERATIONS (CONTINUED)
for the six months ended October 31, 2003 (unaudited)


                                                                                                           ----------------
                                                                                                              FRANKLIN
                                                                                                            SMALL-MID CAP
                                                                                                             GROWTH FUND
                                                                                                           ----------------
Investment income:
 Dividends:
  Unaffiliated issuers .................................................................................   $    14,446,221
  Non-controlled affiliated issuers (Note 8) ...........................................................           306,669
 Interest ..............................................................................................         2,272,135
                                                                                                           ----------------
      Total investment income ..........................................................................        17,025,025
                                                                                                           ----------------
Expenses:
 Management fees (Note 3) ..............................................................................        17,466,840
 Distribution fees (Note 3)
  Class A ..............................................................................................         8,447,926
  Class B ..............................................................................................            62,445
  Class C ..............................................................................................         3,632,710
  Class R ..............................................................................................            55,010
 Transfer agent fees (Note 3) ..........................................................................         9,861,334
 Custodian fees ........................................................................................            42,188
 Reports to shareholders ...............................................................................           438,675
 Registration and filing fees ..........................................................................            62,320
 Professional fees .....................................................................................            65,329
 Trustees' fees and expenses ...........................................................................            41,102
 Other .................................................................................................           230,157
                                                                                                           ----------------
      Total expenses ...................................................................................        40,406,036
                                                                                                           ----------------
       Net investment income (loss) ....................................................................       (23,381,011)
                                                                                                           ----------------
Realized and unrealized gains (losses): Net realized gain (loss) from:
  Investments:
   Unaffiliated issuers ................................................................................       206,953,706
   Non-controlled affiliated issuers (Note 8) ..........................................................         7,326,150
  Foreign currency transactions ........................................................................           (35,469)
                                                                                                           ----------------
       Net realized gain (loss) ........................................................................       214,244,387
 Net unrealized appreciation (depreciation) on investments .............................................     1,436,921,732
                                                                                                           ----------------
Net realized and unrealized gain (loss) ................................................................     1,651,166,119
                                                                                                           ----------------
Net increase (decrease) in net assets resulting from operations ........................................   $ 1,627,785,108
                                                                                                           ----------------


70 | See notes to financial statements. | Semiannual Report

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS for the six months ended October 31, 2003 (unaudited) and the year ended April 30, 2003

                                                 --------------------------------------------------------------------------
                                                         FRANKLIN AGGRESSIVE                     FRANKLIN FLEX CAP
                                                             GROWTH FUND                            GROWTH FUND
                                                 --------------------------------------------------------------------------
                                                 SIX MONTHS ENDED    YEAR ENDED         SIX MONTHS ENDED     YEAR ENDED
                                                 OCTOBER 31, 2003  APRIL 30, 2003       OCTOBER 31, 2003   APRIL 30, 2003
                                                 --------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ..................  $    (947,448)   $  (1,885,059)      $     (2,319,418)  $    (6,676,551)
  Net realized gain (loss) from investments
 and foreign currency transactions ..............      8,158,491      (57,119,587)            37,700,201      (192,122,639)
  Net unrealized appreciation (depreciation)
 on investments .................................     26,823,714       18,241,276            299,494,041      (114,114,605)
                                                 --------------------------------------------------------------------------
      Net increase (decrease) in net assets
 resulting from operations ......................     34,034,757      (40,763,370)           334,874,824      (312,913,795)
 Capital share transactions: (Note 2)
   Class A ......................................        625,957       (8,539,489)            26,597,408      (133,487,430)
   Class B ......................................      1,436,431       (2,378,058)             6,363,038        (2,943,526)
   Class C ......................................       (350,726)      (5,476,183)             7,890,821       (27,822,359)
   Class R ......................................        534,775          541,901              7,688,763        14,181,938
   Advisor Class ................................        123,736        9,018,120                     --                --
                                                 --------------------------------------------------------------------------
 Total capital share transactions ...............      2,370,173       (6,833,709)            48,540,030      (150,071,377)
      Net increase (decrease) in
 net assets .....................................     36,404,930      (47,597,079)           383,414,854      (462,985,172)
Net assets:
 Beginning of period ............................    124,670,976      172,268,055          1,352,125,889     1,815,111,061
                                                 --------------------------------------------------------------------------
 End of period ..................................  $ 161,075,906    $ 124,670,976       $  1,735,540,743   $ 1,352,125,889
                                                 --------------------------------------------------------------------------
Undistributed net investment income included
 in net assets:
  End of period                                    $    (947,448)   $          --       $     (2,319,418)  $            --
                                                 --------------------------------------------------------------------------

                                                          Semiannual Report | 71

Franklin Strategic Series

FINANCIAL STATEMENTS (CONTINUED)


STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the six months ended October 31, 2003 (unaudited) and the year ended April 30, 2003

                                              -----------------------------------------------------------------------------
                                                      FRANKLIN SMALL CAP                      FRANKLIN SMALL-MID CAP
                                                        GROWTH FUND II                              GROWTH FUND
                                              SIX MONTHS ENDED      YEAR ENDED         SIX MONTHS ENDED      YEAR ENDED
                                              OCTOBER 31, 2003    APRIL 30, 2003       OCTOBER 31, 2003    APRIL 30, 2003
                                              -----------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ............... $    (5,601,945)  $   (10,398,976)       $   (23,381,011)  $    (32,424,036)
  Net realized gain (loss) from investments
 and foreign currency transactions ...........       7,028,096      (258,996,844)           214,244,387       (922,387,688)
  Net unrealized appreciation (depreciation)
 on investments ..............................     387,066,710      (136,877,667)         1,436,921,732       (854,007,849)
                                              -----------------------------------------------------------------------------
      Net increase (decrease) in net assets
 resulting from operations ...................     388,492,861      (406,273,487)         1,627,785,108     (1,808,819,573)
 Capital share transactions: (Note 2)
   Class A ...................................     (13,918,247)     (111,806,312)           175,555,984       (445,462,797)
   Class B ...................................      (4,809,852)      (12,854,469)             8,358,702          7,284,870
   Class C ...................................      (9,983,950)      (23,171,709)            (9,735,710)      (113,259,371)
   Class R ...................................       1,799,348         2,189,292              7,756,587         13,874,312
   Advisor Class .............................        (408,551)       17,302,764            (42,443,883)        10,441,597
                                              -----------------------------------------------------------------------------
 Total capital share transactions ............     (27,321,252)     (128,340,434)           139,491,680       (527,121,389)
      Net increase (decrease) in net
 assets ......................................     361,171,609      (534,613,921)         1,767,276,788     (2,335,940,962)
Net assets:
 Beginning of period .........................   1,094,276,876     1,628,890,797          6,720,298,665      9,056,239,627
                                              -----------------------------------------------------------------------------
 End of period ............................... $ 1,455,448,485   $ 1,094,276,876        $ 8,487,575,453   $  6,720,298,665
                                              -----------------------------------------------------------------------------
Undistributed net investment income
 included in net assets:
  End of period .............................. $    (5,604,445)  $        (2,500)       $   (23,381,011)  $             --
                                              -----------------------------------------------------------------------------


72 | See notes to financial statements. | Semiannual Report

Franklin Strategic Series

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES




Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of thirteen separate series. All funds included in this report (the Funds) are diversified except the Franklin Flex Cap Growth Fund. The Funds' investment objective is capital growth.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS

Certain Funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. Certain Funds may enter into repurchase agreements which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At October 31, 2003, all repurchase agreements held by the Funds had been entered into on that date.


                                                          Semiannual Report | 73

Franklin Strategic Series

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)




D. SECURITIES LENDING

The Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund loan securities to certain brokers for which they received cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The collateral is invested in short-term instruments as noted in the Statement of Investments. The funds received interest income of $39,463 and $222,440, respectively, from the investment of cash collateral, adjusted by lender fees and broker rebates. The funds bear the risk of loss with respect to the investment of the collateral. The securities lending agent has agreed to indemnify the funds in the case of default of any securities borrower.

E. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Distributions received by the Trust from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income (loss), other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H. REDEMPTION FEES

The Franklin Small Cap Growth Fund II and the Franklin Small-Mid Cap Growth Fund may charge a 2% redemption fee to market timers who redeem shares held for less than 90 days. Such fees are retained by the Funds and accounted for as additional paid in capital.


74 | Semiannual Report

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)




I. GUARANTEES AND INDEMNIFICATIONS

Under the Funds' organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Effective July 1, 2002, the Franklin Small-Mid Cap Growth Fund began offering a new class of shares, Class B. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

-----------------------------------------------------------------------------------------------------------
  CLASS A, CLASS B, CLASS C & CLASS R                   CLASS A, CLASS B, CLASS C,  CLASS R & ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------
  Franklin Flex Cap Growth Fund                         Franklin Aggressive Growth Fund
                                                        Franklin Small Cap Growth Fund II
                                                        Franklin Small-Mid Cap Growth Fund

At October 31, 2003, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                       ---------------------------------------------------------------
                                               FRANKLIN                           FRANKLIN
                                        AGGRESSIVE GROWTH FUND              FLEX CAP GROWTH FUND
                                       ---------------------------------------------------------------
                                         SHARES        AMOUNT              SHARES          AMOUNT
                                       ---------------------------------------------------------------
CLASS A SHARES:
Period ended October 31, 2003
 Shares sold ........................   1,283,187   $  13,940,309          4,830,152  $   139,902,277
 Shares redeemed ....................  (1,220,924)    (13,314,352)        (3,915,277)    (113,304,869)
                                       ---------------------------------------------------------------
 Net increase (decrease) ............      62,263   $     625,957            914,875  $    26,597,408
                                       ---------------------------------------------------------------
Year ended April 30, 2003
 Shares sold ........................   3,455,372   $  33,030,706          9,053,907  $   227,727,106
 Shares redeemed ....................  (4,396,422)    (41,570,195)       (14,496,172)    (361,214,536)
                                       ---------------------------------------------------------------
 Net increase (decrease) ............    (941,050)  $  (8,539,489)        (5,442,265) $  (133,487,430)
                                       ---------------------------------------------------------------
CLASS B SHARES:
Period ended October 31, 2003
 Shares sold ........................     272,253   $   2,957,647            406,411  $    11,407,080
 Shares redeemed ....................    (142,845)     (1,521,216)          (180,840)      (5,044,042)
                                       ---------------------------------------------------------------
 Net increase (decrease) ............     129,408   $   1,436,431            225,571  $     6,363,038
                                       ---------------------------------------------------------------
Year ended April 30, 2003
 Shares sold ........................     219,972   $   2,013,478            750,467  $    18,400,012
 Shares redeemed ....................    (470,942)     (4,391,536)          (883,076)     (21,343,538)
                                       ---------------------------------------------------------------
 Net increase (decrease) ............    (250,970)  $  (2,378,058)          (132,609) $    (2,943,526)
                                       ---------------------------------------------------------------


                                                          Semiannual Report | 75

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)



                                       ---------------------------------------------------------------
                                               FRANKLIN                           FRANKLIN
                                        AGGRESSIVE GROWTH FUND              FLEX CAP GROWTH FUND
                                       ---------------------------------------------------------------
                                         SHARES        AMOUNT              SHARES          AMOUNT
                                       ---------------------------------------------------------------
CLASS C SHARES:
Period ended October 31, 2003
 Shares sold ........................     286,130   $   3,066,703          1,072,151  $    30,078,022
 Shares redeemed ....................    (322,040)     (3,417,429)          (795,235)     (22,187,201)
                                       ---------------------------------------------------------------
 Net increase (decrease) ............     (35,910)  $    (350,726)           276,916  $     7,890,821
                                       ---------------------------------------------------------------
Year ended April 30, 2003
 Shares sold ........................     695,151   $   6,239,279          1,435,157  $    35,197,057
 Shares redeemed ....................  (1,285,394)    (11,715,462)        (2,594,409)     (63,019,416)
                                       ---------------------------------------------------------------
 Net increase (decrease) ............    (590,243)  $  (5,476,183)        (1,159,252) $   (27,822,359)
                                       ---------------------------------------------------------------
CLASS R SHARES:
Period ended October 31, 2003
 Shares sold ........................      66,426   $     727,339            359,306  $    10,368,598
 Shares redeemed ....................     (17,501)       (192,564)           (91,449)      (2,679,835)
                                       ---------------------------------------------------------------
 Net increase (decrease) ............      48,925   $     534,775            267,857  $     7,688,763
                                       ---------------------------------------------------------------
Year ended April 30, 2003
 Shares sold ........................      66,367   $     599,407            671,792  $    16,429,703
 Shares redeemed ....................      (6,478)        (57,506)           (92,947)      (2,247,765)
                                       ---------------------------------------------------------------
 Net increase (decrease) ............      59,889   $     541,901            578,845  $    14,181,938
                                       ---------------------------------------------------------------
ADVISOR CLASS SHARES:
Period ended October 31, 2003
 Shares sold ........................     244,103   $   2,695,540
 Shares redeemed ....................    (234,884)     (2,571,804)
                                       ---------------------------
 Net increase (decrease) ............       9,219   $     123,736
                                       ---------------------------
Year ended April 30, 2003
 Shares sold ........................   1,315,569   $  12,554,862
 Shares redeemed ....................    (376,703)     (3,536,742)
                                       ---------------------------
 Net increase (decrease) ............     938,866   $   9,018,120
                                       ---------------------------

                                  --------------------------------------------------------------------
                                            FRANKLIN                             FRANKLIN
                                    SMALL CAP GROWTH FUND II             SMALL-MID CAP GROWTH FUND
                                      SHARES        AMOUNT               SHARES          AMOUNT
                                  --------------------------------------------------------------------
CLASS A SHARES:
Period ended October 31, 2003
 Shares sold ...................   14,488,671   $   129,270,816         44,533,145   $  1,171,005,013
 Shares redeemed ...............  (16,481,894)     (143,189,063)       (37,824,775)      (995,449,029)
                                  --------------------------------------------------------------------
 Net increase (decrease) .......   (1,993,223)  $   (13,918,247)         6,708,370   $    175,555,984
                                  --------------------------------------------------------------------
Year ended April 30, 2003
 Shares sold ...................   44,133,306   $   334,297,626         74,703,433   $  1,695,615,795
 Shares redeemed ...............  (60,785,090)     (446,103,938)       (94,272,674)    (2,141,078,592)
                                  --------------------------------------------------------------------
 Net increase (decrease) .......  (16,651,784)  $  (111,806,312)       (19,569,241)  $   (445,462,797)
                                  --------------------------------------------------------------------

76 | Semiannual Report

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)




                                   -------------------------------------------------------------------
                                            FRANKLIN                             FRANKLIN
                                    SMALL CAP GROWTH FUND II             SMALL-MID CAP GROWTH FUND
                                      SHARES        AMOUNT               SHARES          AMOUNT
                                   -------------------------------------------------------------------
CLASS B SHARES:
Period ended October 31, 2003
 Shares sold ....................     188,472   $     1,626,149            360,517   $      9,477,995
 Shares redeemed ................    (742,577)       (6,436,001)           (43,249)        (1,119,293)
                                   -------------------------------------------------------------------
 Net increase (decrease) ........    (554,105)  $    (4,809,852)           317,268   $      8,358,702
                                   -------------------------------------------------------------------
Year ended April 30, 2003 a
 Shares sold ....................   1,106,022   $     8,854,675            392,809   $      8,640,189
 Shares redeemed ................  (3,017,850)      (21,709,144)           (62,312)        (1,355,319)
                                   -------------------------------------------------------------------
 Net increase (decrease) ........  (1,911,828)  $   (12,854,469)           330,497   $      7,284,870
                                   -------------------------------------------------------------------
CLASS C SHARES:
Period ended October 31, 2003
 Shares sold ....................     738,010   $     6,344,204          2,072,336   $     52,597,526
 Shares redeemed ................  (1,884,060)      (16,328,154)        (2,455,013)       (62,333,236)
                                   -------------------------------------------------------------------
 Net increase (decrease) ........  (1,146,050)  $    (9,983,950)          (382,677)  $     (9,735,710)
                                   -------------------------------------------------------------------
Year ended April 30, 2003
 Shares sold ....................   2,720,470   $    21,478,940          3,311,314   $     73,818,256
 Shares redeemed ................  (6,186,534)      (44,650,649)        (8,497,251)      (187,077,627)
                                   -------------------------------------------------------------------
 Net increase (decrease) ........  (3,466,064)  $   (23,171,709)        (5,185,937)  $   (113,259,371)
                                   -------------------------------------------------------------------
CLASS R SHARES:
Period ended October 31, 2003
 Shares sold ....................     312,565   $     2,756,226            390,337   $     10,114,525
 Shares redeemed ................    (103,654)         (956,878)           (89,630)        (2,357,938)
                                   -------------------------------------------------------------------
 Net increase (decrease) ........     208,911   $     1,799,348            300,707   $      7,756,587
                                   -------------------------------------------------------------------
Year ended April 30, 2003
 Shares sold ....................     377,262   $     2,758,750            748,373   $     16,754,644
 Shares redeemed ................     (83,315)         (569,458)          (128,004)        (2,880,332)
                                   -------------------------------------------------------------------
 Net increase (decrease) ........     293,947   $     2,189,292            620,369   $     13,874,312
                                   -------------------------------------------------------------------
ADVISOR CLASS SHARES:
Period ended October 31, 2003
 Shares sold ....................   1,288,317   $    11,443,134          3,079,949   $     81,387,903
 Shares redeemed ................  (1,333,226)      (11,851,685)        (4,534,953)      (123,831,786)
                                   -------------------------------------------------------------------
 Net increase (decrease) ........     (44,909)  $      (408,551)        (1,455,004)  $    (42,443,883)
                                   -------------------------------------------------------------------
Year ended April 30, 2003
 Shares sold ....................   7,463,918   $    57,978,761          5,626,769   $    130,408,284
 Shares redeemed ................  (5,501,092)      (40,675,997)        (5,291,663)      (119,966,687)
                                   -------------------------------------------------------------------
 Net increase (decrease) ........   1,962,826   $    17,302,764            335,106   $     10,441,597
                                   -------------------------------------------------------------------

aFor the period July 1, 2002 (effective date) to April 30, 2003 for the Franklin Small-Mid Cap Growth Fund.


                                                          Semiannual Report | 77

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES




Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers Inc. (Advisers), Franklin/Templeton Services LLC (FT Services), Franklin Templeton Distributors Inc. (Distributors), and Franklin/Templeton Investor Services LLC (Investor Services), the Funds' investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund pay an investment management fee to Advisers based on the net assets of each fund as follows:

------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   AVERAGE DAILY NET ASSETS

         .625%             First $100 million
         .500%             Over $100 million, up to and including $250 million
         .450%             Over $250 million, up to and including $10 billion
         .440%             Over $10 billion, up to and including $12.5 billion
         .420%             Over $12.5 billion, up to and including $15 billion

Fees are further reduced on net assets over $15 billion.

The Franklin Aggressive Growth Fund pays an investment management fee to Advisers based on the net assets of the fund as follows:

------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   AVERAGE DAILY NET ASSETS

         .500%             First $500 million
         .400%             Over $500 million, up to and including $1 billion
         .350%             Over $1 billion, up to and including $1.5 billion
         .300%             Over $1.5 billion, up to and including $6.5 billion

Fees are further reduced on net assets over $6.5 billion.

The Franklin Small Cap Growth Fund II pays an investment management fee to Advisers based on the net assets of the fund as follows:

---------------------------------------------------------------------------
  ANNUALIZED FEE RATE   AVERAGE DAILY NET ASSETS

         .550%          First $500 million
         .450%          Over $500 million, up to and including $1 billion
         .400%          Over $1 billion, up to and including $1.5 billion
         .350%          Over $1.5 billion, up to and including $6.5 billion

Fees are further reduced on net assets of $6.5 billion


78 | Semiannual Report

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)




The Franklin Aggressive Growth Fund and the Franklin Small Cap Growth Fund II pay an administrative fee to FT Services of .20% per year of the funds' average daily net assets.

Under an agreement with Advisers, FT Services provides administrative services to the Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the funds.

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares up to a certain percentage per year of their average daily net assets of each class as follows:

                                            ---------------------------------------------------------
                                             FRANKLIN      FRANKLIN       FRANKLIN        FRANKLIN
                                            AGGRESSIVE     FLEX CAP       SMALL CAP     SMALL-MID CAP
                                            GROWTH FUND   GROWTH FUND  GROWTH FUND II    GROWTH FUND
                                            ---------------------------------------------------------
Class A                                         .35%          .25%           .35%            .25%
Class B                                        1.00%         1.00%          1.00%           1.00%
Class C                                        1.00%         1.00%          1.00%           1.00%
Class R                                         .50%          .50%           .50%            .50%

Distributors received (paid) net commissions from (on) sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                            ---------------------------------------------------------
                                             FRANKLIN      FRANKLIN       FRANKLIN        FRANKLIN
                                            AGGRESSIVE     FLEX CAP       SMALL CAP     SMALL-MID CAP
                                            GROWTH FUND   GROWTH FUND  GROWTH FUND II    GROWTH FUND
                                            ---------------------------------------------------------
Net commissions received (paid) ............   $(77,351)    $(590,372)      $(216,453)    $(1,489,287)
Contingent deferred sales charges ..........   $ 17,786     $ 112,130       $ 127,158      $   89,794

The Funds paid transfer agent fees as noted in the Statement of Operations of which the following amounts were paid to Investor Services:

                                            ---------------------------------------------------------
                                             FRANKLIN      FRANKLIN       FRANKLIN        FRANKLIN
                                            AGGRESSIVE     FLEX CAP       SMALL CAP     SMALL-MID CAP
                                            GROWTH FUND   GROWTH FUND  GROWTH FUND II    GROWTH FUND
                                            ---------------------------------------------------------
Transfer agent fees ........................   $332,090    $1,667,204        $884,295     $5,287,509


                                                          Semiannual Report | 79

Franklin Strategic Series

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)



4. INCOME TAXES




At April 30, 2003, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                      -----------------------------------------------
                                                         FRANKLIN        FRANKLIN         FRANKLIN
                                                        AGGRESSIVE       FLEX CAP         SMALL CAP
                                                        GROWTH FUND     GROWTH FUND    GROWTH FUND II
                                                      -----------------------------------------------
Capital loss carryovers expiring in:
 2009 ..............................................  $  29,887,516   $   53,002,823   $    3,600,488
 2010 ..............................................    129,882,253      257,531,218       64,794,048
 2011 ..............................................     47,112,100      191,041,838      233,723,896
                                                      -----------------------------------------------
                                                      $ 206,881,869   $  501,575,879   $  302,118,432
                                                      -----------------------------------------------

                                                     ---------------
                                                         FRANKLIN
                                                       SMALL-MID CAP
                                                       GROWTH FUND
                                                     ---------------
Capital loss carryovers expiring in:
 2009 .............................................  $    58,496,257
 2010 .............................................      271,038,739
 2011 .............................................    1,378,712,160
                                                     ---------------
                                                     $ 1,708,247,156
                                                     ---------------

At April 30, 2003, the following funds had deferred capital losses occurring subsequent to October 31, 2002. For tax purposes, such losses will be reflected in the year ending April 30, 2004.

           ------------------------------------------------------------
            FRANKLIN       FRANKLIN        FRANKLIN         FRANKLIN
           AGGRESSIVE      FLEX CAP        SMALL CAP      SMALL-MID CAP
           GROWTH FUND    GROWTH FUND   GROWTH FUND II     GROWTH FUND
           ------------------------------------------------------------
           $10,539,613    $65,491,301     $52,722,184     $206,268,336

At April 30, 2003, the Franklin Small-Mid Cap Growth Fund had deferred currency losses occurring subsequent to October 31, 2002 of $6,385. For tax purposes, such losses will be reflected in the year ending April 30, 2004.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differs for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.


80 | Semiannual Report

Franklin Strategic Series

4. INCOME TAXES (CONTINUED)




At October 31, 2003, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                                   ---------------------------------------------------
                                                     FRANKLIN          FRANKLIN          FRANKLIN
                                                    AGGRESSIVE         FLEX CAP          SMALL CAP
                                                    GROWTH FUND       GROWTH FUND     GROWTH FUND II
                                                   ---------------------------------------------------
Cost of investments .............................  $ 144,651,476   $  1,364,257,275  $  1,181,111,749
                                                   ---------------------------------------------------
Unrealized appreciation .........................     29,088,142        476,423,997       338,373,222
Unrealized depreciation .........................     (2,621,765)       (59,498,739)      (53,301,003)
                                                   ---------------------------------------------------
Net unrealized appreciation (depreciation) ......  $  26,466,377   $    416,925,258  $    285,072,219
                                                   ---------------------------------------------------

                                                   ----------------
                                                      FRANKLIN
                                                    SMALL-MID CAP
                                                     GROWTH FUND
                                                   ----------------
Cost of investments .............................. $ 7,677,511,610
                                                   ----------------
Unrealized appreciation ..........................   1,702,686,911
Unrealized depreciation ..........................    (546,077,317)
                                                   ----------------
Net unrealized appreciation (depreciation) ....... $ 1,156,609,594
                                                   ----------------



5. INVESTMENT TRANSACTIONS

Purchases and sales of investments and securities sold short (excluding short-term securities) for the period ended October 31, 2003 were as follows:

               --------------------------------------------------------------
                FRANKLIN       FRANKLIN         FRANKLIN         FRANKLIN
               AGGRESSIVE      FLEX CAP         SMALL CAP      SMALL-MID CAP
               GROWTH FUND    GROWTH FUND    GROWTH FUND II     GROWTH FUND
               --------------------------------------------------------------
Purchases ...  $70,599,294    $404,476,423     $326,380,944    $2,213,198,365
Sales .......  $61,942,757    $299,514,818     $342,523,319    $1,874,163,214



6. INVESTMENTS IN THE FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.


                                                          Semiannual Report | 81

Franklin Strategic Series

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)



6. INVESTMENTS IN THE FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO (CONTINUED)




The Funds earned dividend income from investment in the Sweep Money Fund for the period ended October 31, 2003, as follows:

                      ---------------------------------------------------------
                       FRANKLIN      FRANKLIN       FRANKLIN        FRANKLIN
                      AGGRESSIVE     FLEX CAP       SMALL CAP     SMALL-MID CAP
                      GROWTH FUND   GROWTH FUND  GROWTH FUND II    GROWTH FUND
                      ---------------------------------------------------------
Dividend income ......    $58,843      $349,021        $108,521       $625,077



7. RESTRICTED SECURITIES

At October 31, 2003, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At October 31, 2003, the Funds held investments in restricted and illiquid securities that were valued under approved methods by the Trustees, as follows:

-----------------------------------------------------------------------------------------------------
  SHARES/
  WARRANTS/                                                  ACQUISITION
  PRINCIPAL     ISSUER                                          DATE          COST           VALUE
-----------------------------------------------------------------------------------------------------
  FRANKLIN FLEX CAP GROWTH FUND
  $  145,772    Anda Networks Inc., cvt. pfd.,D .............. 3/24/00    $ 2,000,000   $          --
      142,857   BioMarin Pharmaceuticals Inc., wts, 5/16/04 .. 5/17/01             14              --
    2,227,171   Fibrogen Inc., cvt. pfd., E .................. 5/19/00      9,999,998       7,706,012
      124,712   Kestrel Solutions Inc., cvt. pfd., D ......... 1/20/00      1,624,997              --
      772,727   Masimo Corp., cvt. pfd., F ................... 5/15/00      8,499,997       4,249,998

                TOTAL RESTRICTED SECURITIES (.07% of net assets)                        $  11,956,010

  FRANKLIN SMALL-MID CAP GROWTH FUND
     107,456    3Ware Inc., cvt. pfd., A-1 ...................12/17/02    $ 1,010,086   $   1,010,086
       8,555    3Ware Inc. ................................... 7/02/03      4,770,822              --
     364,431    Anda Networks, cvt. pfd., D .................. 3/24/00      5,000,000              --
   1,792,573    Foveon Inc., 144A ............................ 4/08/02     13,999,995       6,722,149
     239,831    Kestrel Solutions, cvt. pfd., D .............. 1/20/00      3,124,998              --
     682,128    Mirapoint Inc., 144A ......................... 9/09/99      4,999,998              --

                TOTAL RESTRICTED SECURITIES
               (.09% of net assets)                                                     $   7,732,235


82 | Semiannual Report

Franklin Strategic Series

8. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES




The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Franklin Small Cap Growth Fund II and the Franklin Small-Mid Cap Growth Fund at October 31, 2003 were as shown below.

-------------------------------------------------------------------------------------------------------------------------------
                                               NUMBER OF                        NUMBER OF
                                              SHARES HELD                      SHARES HELD
                                             AT BEGINNING   GROSS       GROSS     AT END      VALUE AT    DIVIDEND   REALIZED
  NAME OF ISSUER                               OF PERIOD  ADDITIONS  REDUCTIONS  OF PERIOD  END OF PERIOD  INCOME   GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN SMALL CAP GROWTH FUND II
  XICOR Inc. ................................   1,292,334         --        --    1,292,334  $         a   $   --  $         --
  FRANKLIN SMALL-MID CAP GROWTH FUND
  Alaska Communications Systems Holdings Inc.   2,411,700         --     22,500   2,389,200  $11,647,350     $ --  $   (143,633)
  Atlantic Coast Airlines Holdings Inc. .....   2,800,000         --  2,800,000          --           --       --    21,227,106
  Atwood Oceanics Inc. ......................   1,116,600         --  1,116,600          --           --       --   (14,255,686)
  Core Laboratories NV (Netherlands) ........   1,900,000         --         --   1,900,000   29,089,000       --            --
  Gibraltar Steel Corp. .....................   1,012,800         --     44,700     968,100   23,253,762   89,141       204,500
  Grey Wolf Inc. ............................  11,345,600         --  1,000,000  10,345,600   33,209,376       --       641,581
  Gymboree Inc. .............................   1,071,400  1,539,900         --   2,611,300   43,086,450       --            --
  Hewitt Associates, Inc. ...................     523,600  1,068,800         --   1,592,400   40,924,680       --            --
  Learning Tree International Inc. ..........   1,064,000         --  1,064,000          --           --       --   (31,555,145)
  Mettler-Toledo International Inc.
   (Switzerland) ............................   2,931,600         --         --   2,931,600  112,397,544       --            --
  Micrel Inc. ...............................   5,010,000         --         --   5,010,000   82,665,000       --            --
  Silicon Valley Bancshares .................   2,840,000         --  2,840,000          --           --       --    31,207,427
  Tektronix Inc. ............................   5,438,200         --         --   5,438,200  139,598,594  217,528            --
                                                                                            -----------------------------------
  TOTAL NON-CONTROLLED AFFILIATED ISSUERS ...                                               $515,871,756 $306,669    $7,326,150
                                                                                            -----------------------------------

aAs of October 31, 2003, no longer an affiliate.
bReflects merger of Hispanic Broadcasting Corp. with Univision Communication
Inc.


                                                          Semiannual Report | 83

Franklin Strategic Series

PROXY VOTING POLICIES AND PROCEDURES


The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group.




84 | Semiannual Report

Literature Request


For a brochure and prospectus, which contains more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN (R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.


FRANKLIN TEMPLETON INVESTMENTS


INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 3
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 4
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 5

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Franklin Technology Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 6
Franklin's AGE High Income Fund
Franklin Federal Money Fund 6, 7
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 4
Franklin Income Fund
Franklin Money Fund 6, 7
Franklin Short-Intermediate U.S. Government Securities Fund 6
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio 6
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 6
Templeton Global Bond Fund

TAX-FREE INCOME 8
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 6, 7

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
  Products Trust 11


1.The fund is closed to new investors. Existing shareholders can continue adding to their accounts.
2.The fund is only open to existing shareholders as well as select retirement plans.
3.Effective June 30, 2003, the fund reopened to all new investors.
4.The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
5.Upon reaching approximately $350 million in assets, the fund intends to close to all investors.
6.An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
7.No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
8.For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable. 9.Portfolio of insured municipal securities.
10.These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and money market portfolios (CA and NY).
11.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

11/03                                          Not part of the semiannual report

                                 [LOGO OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                   INVESTMENTS

One Franklin Parkway
San Mateo, CA 94403-1906


WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.


SEMIANNUAL REPORT AND SHAREHOLDER LETTER
Franklin Strategic Series



INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN (R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Strategic Series prospectus, which contains more complete information including charges, expenses and risks.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


FSS1 S2003 12/03



















                                                           OCTOBER 31, 2003





[GRAPHIC OMITTED]

Franklin Biotechnology Discovery Fund

Franklin Global Communications Fund

Franklin Global Health Care Fund

Franklin Natural Resources Fund

Franklin Technology Fund



                    SEMIANNUAL REPORT AND SHAREHOLDER LETTER

                                     SECTOR



WANT TO RECEIVE
THIS DOCUMENT
FASTER VIA EMAIL?
ELIGIBLE SHAREHOLDERS CAN
SIGN UP FOR EDELIVERY AT
FRANKLINTEMPLETON.COM.
SEE INSIDE FOR DETAILS.

                            FRANKLIN STRATEGIC SERIES

[GRAPHIC OMITTED]

                                      [LOGO
                                    OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                   INVESTMENTS
                      FRANKLIN O TEMPLETON O MUTUAL SERIES

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE


Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE
Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a leader in tax-free investing and a driving force in fixed income investing around the globe. They also bring expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Established in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION
Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST
At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.




MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

[GRAPHIC OMITTED]

Not part of the semiannual report

                     Contents

SHAREHOLDER LETTER .......................  1

SEMIANNUAL REPORT
Franklin Biotechnology Discovery Fund ....  3
Franklin Global Communications Fund ......  8
Franklin Global Health Care Fund ......... 14
Franklin Natural Resources Fund .......... 20
Franklin Technology Fund ................. 27
Financial Highlights and
Statements of Investments ................ 34
Financial Statements ..................... 61
Notes to Financial Statements ............ 70
Proxy Voting Policies and Procedures ..... 81

Semiannual Report

Franklin Biotechnology Discovery Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Biotechnology Discovery Fund seeks capital appreciation by investing at least 80% of its assets in equity securities of biotechnology companies and discovery research firms located in the U.S. and other countries.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN  PRINTED GRAPHIC AS FOLLOWS:

Portfolio Breakdown
Franklin Biotechnology Discovery Fund
Based on Total Net Assets as of 10/31/03

Biotechnology ................................ 86.9%
Other Pharmaceuticals ........................  6.8%
Medical Specialties ..........................  1.7%
Electronic Equipment & Instruments ...........  0.1%
Short-Term Investments and Other Net Assets ..  4.5%


We are pleased to bring you Franklin Biotechnology Discovery Fund's semiannual report for the period ended October 31, 2003.


PERFORMANCE OVERVIEW

Within a generally positive equity market backdrop, Franklin Biotechnology Discovery Fund - Class A delivered a +21.45% cumulative total return for the six months ended October 31, 2003, as shown in the Performance Summary on page 7. In comparison, the Fund's benchmark Nasdaq Biotechnology Index returned 24.58% over the same period, while the broader market, as measured by the Standard & Poor's 500 Composite Index (S&P 500) and Nasdaq Composite Index, returned 15.62% and 32.30%. 1


ECONOMIC AND MARKET OVERVIEW

During the six months ended October 31, 2003, the U.S. economy surged to its strongest pace since first quarter 1984. Gross domestic product (GDP) growth rose from an annualized 3.3% in second quarter 2003 to an annualized 8.2% in third quarter 2003. Robust consumer spending, especially for autos and homes, and strong business spending, particularly for equipment and software, contributed to the accelerated economic activity. Also supporting the economy were federal spending primarily due to the Iraq conflict, and state and local spending mainly due to budget improvements.


1. Source: Standard & Poor's Micropal. The Nasdaq Biotechnology Index is a capitalization-weighted index designed to measure the performance of all Nasdaq stocks in the biotechnology sector. The index was developed with a base value of 200 as of 11/1/93. Prior to 10/1/98, the index's returns are based on price appreciation; after 10/1/98, returns included reinvested dividends. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Nasdaq Composite Index measures all domestic and international common stocks listed on The Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies. The indexes are unmanaged, and the S&P 500 and Nasdaq Composite Index include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 35.


                                                           Semiannual Report | 3

The federal funds target rate fell from 1.25% at the beginning of the period to 1.00% in June 2003, the lowest level in 45 years. On October 28, the Federal Reserve Board reiterated that monetary policy would remain accommodative due to substantial excess capacity in the economy and possibly lower inflation. They observed, however, that the labor market seemed to be stabilizing.

Lower interest rates helped reduce financing costs for businesses and consumers. Consumer spending, which normally accounts for two-thirds of GDP, also benefited from additional tax cuts and lower retail prices. Although consumer confidence rose in October, consumers remained anxious about soft labor markets, high debt levels and steep energy prices. Despite solid gains in corporate profits, businesses also continued to harbor concerns about the economy. Aided by greater productivity, businesses seemed to postpone hiring until a sustained economic rebound looked more assured. Encouragingly, August, September and October employment reports showed improving job growth.

Overall, increasing signs of an economic recovery contributed to a general improvement in U.S. equity market performance. For the six-month reporting period, the S&P 500, a broad measure of the stock market, posted a 15.62% gain. In particular, technology stocks rallied strongly, and returned 32.30% as measured by the Nasdaq Composite Index. 1 The biotechnology sector experienced strong performance, driven largely by positive fundamental developments. The Food and Drug Administration (FDA) approved many new drugs, including FluMist, Fuzeon, Velcade, Amevive, Aldurazyme, Fabrazyme and Emtriva. Some of these newly approved drugs hold the potential to accelerate revenues and earnings growth at several of the profitable, more mature biotechnology companies, while others vault development stage biotechnology companies into a commercial phase and could advance them toward profitability.


INVESTMENT STRATEGY

The Fund is managed using a bottom-up approach to individual stock selection, with a focus on fundamental analysis and primary research. We look for biotechnology, biopharmaceutical and platform technology companies that possess products with favorable competitive profiles, large market opportunities and strong intellectual property, supported by thoughtful clinical and market develop-


4 |  Semiannual Report
ment strategies. Our assessment of these products is based on extensive primary research and due diligence and includes, but is not limited to, a thorough review of medical literature, consultation of community and academic physicians, and attendance at scientific meetings and symposia. Additionally, we favor companies with excellent management, strong financial characteristics and attractive valuations.


MANAGER'S DISCUSSION

Besides the numerous drug approvals during the period, some biotechnology companies also benefited from exciting clinical trial results, particularly the outcome of Genentech's phase III Avastin trial in colorectal cancer. The striking results demonstrated a survival benefit by adding Avastin to colorectal cancer therapy. Because Genentech is the world's second-largest biotechnology company, an improved outlook for Genentech generated excitement for the entire sector. This trial showed that patients treated with a combination of Avastin and chemotherapy increased their survival time by 30%, which may allow Avastin (if FDA approved) to be a frontline treatment for colorectal cancer, and secondarily this situation provides a major market opportunity for Genentech. Genentech was not only one of the Fund's top stock holdings at period-end, it was our most important contributor to total return during the six months under review.

The second largest contributor, in terms of absolute performance, was Millennium Pharmaceuticals. In the prior reporting period, Millennium's stock had declined due to investors' concerns about its financial position, high level of expenses and decelerating sales of Integrilin, its leading product. However, Millennium's top pipeline project, Velcade, emerged as the company's next growth driver, supported by positive data and an earlier-than-expected FDA approval. Additionally, the company tendered a convertible note issue, reduced its expenses through restructuring, and stabilized Integrilin sales.

The largest drag on Fund performance came from MedImmune. Although we had significantly reduced our position in prior periods, the poor performance of MedImmune's stock, particularly relative to the sector's strong overall results, negatively impacted returns. MedImmune's stock price fell primarily because of the disappointing initial launch phase for FluMist, the company's intranasal flu vaccine.





TOP 10 HOLDINGS
Franklin Biotechnology Discovery Fund
10/31/03

COMPANY                       % OF TOTAL
SECTOR/INDUSTRY, COUNTRY      NET ASSETS
----------------------------------------
Amgen Inc.                          7.7%
  BIOTECHNOLOGY, U.S
----------------------------------------
IDEC Pharmaceuticals Corp.          7.1%
  BIOTECHNOLOGY, U.S.
----------------------------------------
Gilead Sciences Inc.                7.0%
  BIOTECHNOLOGY, U.S.
----------------------------------------
Genentech Inc.                      4.6%
  BIOTECHNOLOGY, U.S.
----------------------------------------
Genzyme Corp. - General Division    4.6%
  BIOTECHNOLOGY, U.S.
----------------------------------------
NPS Pharmaceuticals Inc.            4.1%
  BIOTECHNOLOGY, U.S.
----------------------------------------
Biogen Inc.                         3.2%
  BIOTECHNOLOGY, U.S.
----------------------------------------
InterMune Inc.                      2.8%
  BIOTECHNOLOGY, U.S.
----------------------------------------
Alkermes Inc.                       2.7%
  BIOTECHNOLOGY, U.S.
----------------------------------------
Salix Pharmaceuticals Ltd.          2.6%
  OTHER PHARMACEUTICALS, CANADA
----------------------------------------

                                                          Semiannual Report  | 5

We appreciate your participation in Franklin Biotechnology Discovery Fund and look forward to serving your future investment needs.


[PHOTO
OMITTED]

/S/ EVAN MCCULLOCH
Evan McCulloch, CFA
Portfolio Manager
Franklin Biotechnology Discovery Fund



THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2003, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6 |  Semiannual Report

Performance Summary as of 10/31/03
FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

-----------------------------------------------------------------------------------------------------
  CLASS A                                                 CHANGE       10/31/03              4/30/03
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                   +$7.99         $45.24               $37.25



PERFORMANCE 1

-----------------------------------------------------------------------------------------------------
  CLASS A                                 6-MONTH         1-YEAR         5-YEAR   INCEPTION (9/15/97)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2               +21.45%        +33.53%       +101.68%              +85.35%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3           +14.47%        +25.84%        +13.71%               +9.53%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4           $11,447        $12,584        $19,007              $17,466
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 5                     +34.03%        +15.43%               +9.57%
-----------------------------------------------------------------------------------------------------


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



ENDNOTES


INVESTING IN A NON-DIVERSIFIED FUND CONCENTRATING IN THE BIOTECHNOLOGY SECTOR INVOLVES SPECIAL RISKS SUCH AS PATENT CONSIDERATIONS, PRODUCT LIABILITY, GOVERNMENT REGULATORY REQUIREMENTS AND REGULATORY APPROVAL FOR NEW DRUGS AND MEDICAL PRODUCTS. SMALLER COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGES IN ECONOMIC CONDITIONS AND HAVE LESS CERTAIN GROWTH PROSPECTS THAN LARGER, MORE ESTABLISHED COMPANIES AND CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN FOREIGN COMPANIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.


1. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.


     Semiannual Report | Past performance does not guarantee future results. | 7

Franklin Global Communications Fund



YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Global Communications Fund seeks capital appreciation and current income by investing at least 80% of its assets in equity securities of companies that are involved in producing communications services and communications equipment.



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN  PRINTED GRAPHIC AS FOLLOWS:
Geographic Distribution
Franklin Global Communications Fund
Based on Total Net Assets as of 10/31/03

North America                                                         60.6%
Europe                                                                17.2%
Asia                                                                   5.8%
Australia & New Zealand                                                4.6%
Latin America                                                          2.5%
Middle East & Africa                                                   0.9%
Short-Term Investments & Other Net Assets                              8.4%




We are pleased to bring you Franklin Global Communications Fund's semiannual report for the period ended October 31, 2003.


PERFORMANCE OVERVIEW

Within a generally positive equity market backdrop, communication stocks improved, and Franklin Global Communications Fund - Class A posted a +23.82% cumulative total return for the six months ended October 31, 2003, as shown in the Performance Summary beginning on page 12. The Fund outperformed its broad benchmark, the Standard & Poor's 500 Composite Index (S&P 500), which returned 15.62% for the same period. 1 Because the Fund invests in only a few of the index's sectors, performance of the Fund and the S&P 500 are not directly comparable. The Fund underperformed the Lipper Telecommunications Funds Average's 24.55% return for the same six-month period. 2


ECONOMIC AND MARKET OVERVIEW

During the six months ended October 31, 2003, the U.S. economy surged to its strongest pace since first quarter 1984. Gross domestic product (GDP) growth rose from an annualized 3.3% in second quarter 2003 to an annualized 8.2% in third quarter 2003. Robust consumer spending, especially for autos and homes, and strong business spending, particularly for equipment and software, contributed to the accelerated economic activity. Also supporting the economy were federal spending primarily due to the Iraq conflict, and state and local spending mainly due to budget improvements.





1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.
2. Source: Lipper, Inc. The Lipper Telecommunications Funds Average comprised 37 telecommunications mutual funds as of 10/31/03. Lipper calculations do not include sales charges. The Fund's performance relative to the average might have differed if such charges had been considered. Past performance does not guarantee future results.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 41.


8 |  Semiannual Report

The federal funds target rate fell from 1.25% at the beginning of the period to 1.00% in June 2003, the lowest level in 45 years. On October 28, the Federal Reserve Board reiterated that monetary policy would remain accommodative due to substantial excess capacity in the economy and possibly lower inflation. They observed, however, that the labor market seemed to be stabilizing.

Lower interest rates helped reduce financing costs for businesses and consumers. Consumer spending, which normally accounts for two-thirds of GDP, also benefited from additional tax cuts and lower retail prices. Although consumer confidence rose in October, consumers remained anxious about soft labor markets, high debt levels and steep energy prices. Despite solid gains in corporate profits, businesses also continued to harbor concerns about the economy. Aided by greater productivity, businesses seemed to postpone hiring until a sustained economic rebound looked more assured. Encouragingly, August, September and October employment reports showed improving job growth.

Overall, increasing signs of an economic recovery contributed to a general improvement in U.S. equity market performance. For the six-month reporting period, the S&P 500, a broad measure of the stock market, posted a 15.62% gain. 1 In particular, technology stocks rallied strongly, and returned 32.30% as measured by the Nasdaq Composite Index. 3 Telecommunications stocks, as measured by the Nasdaq Telecommunications Index, rose 36.99% for the same period. 4


INVESTMENT STRATEGY

We use a fundamental, research-driven approach, focusing primarily on individual securities to choose companies we believe are positioned to grow earnings and cash flow at a faster pace than is implied by the security's current valuation. We consider a company's market price relative to our evaluation of its long-term earnings, asset value and cash flow potential. The quality of the management team and the company's strategic position within its industry are also major considerations in our investment process. We also consider investment themes that we believe may have possible effects on the communications sector and individual companies.



3. Source: Standard & Poor's Micropal. The Nasdaq Composite Index measures all domestic and international common stocks listed on The Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies.
4. Source: Standard & Poor's Micropal. The Nasdaq Telecommunications Index is a capitalization-weighted index designed to measure the performance of all Nasdaq stocks in the telecommunications sector.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

                                                           Semiannual Report | 9

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN  PRINTED GRAPHIC AS FOLLOWS:
Portfolio Breakdown
Franklin Global Communications Fund
Based on Total Net Assets as of 10/31/03

Major Telecommunications                                              28.1%
Wireless Communications                                               14.0%
Telecommunications Equipment                                           7.2%
Publishing: Newspapers                                                 6.4%
Specialty Telecommunications                                           6.0%
Electronic Equipment & Instruments                                     3.8%
Financial Publishing & Services                                        3.2%
Cable & Satellite TV                                                   3.0%
Broadcasting                                                           2.0%
Commercial Printing & Forms                                            1.9%
Electronics & Appliance Stores                                         1.8%
Media Conglomerates                                                    1.8%
Internet Software & Services                                           1.8%
Wholesale Distributors                                                 1.6%
Publishing: Books & Magazines                                          1.6%
Computer Communications                                                1.6%
Data Processing Services                                               1.5%
Semiconductors                                                         1.4%
Other                                                                  2.9%
Short-Term Investments & Other Net Assets                              8.4%


MANAGER'S DISCUSSION

The Fund benefited from several holdings during the period under review. Among our wireless communication stocks, Western Wireless was a strong contributor to Fund performance. Consistent with our strategy, we bought shares of the company because of its strong management team. Western's stock had an attractive valuation at our time of purchase, especially in light of our view that the company has strong fundamentals, including rural operations that may attract less competition than urban markets and may reduce the impact of wireless number portability.

Another top performer was Ericsson, the global wireless infrastructure equipment leader and cellular phone maker. Following our strategy, we invested in Ericsson as we felt the valuation was attractive and believed its new management team had an opportunity to improve the company's profitability. Ericsson suffered through the recent economic recession as falling revenues and earnings forced the company to restructure its operations. The ultimate goal of the restructuring is to allow Ericsson to become profitable within a lower revenue base given the industry-wide reduction in capital spending. Thus far, the company appears to be delivering on its promises to reduce costs and improve profitability.

Another contributor to Fund performance, NII Holdings is a wireless service provider that operates in Mexico, Brazil, Argentina, Chile and Peru. Consistent with our strategy, we purchased the stock during the period under review due to its attractive stock valuation and capable management team. The company has been able to grow its subscriber base and maintain profitability over the past several quarters.

Although the Fund posted excellent results this reporting period, there were a few disappointments in the portfolio. Our strategy led us to purchase AT&T stock due to its attractive valuation and our assessment that the company's new management team has an opportunity to improve operations. The company faced tough, highly competitive market conditions that resulted in declining revenue and cash flow. Thus, AT&T negatively impacted Fund performance during the period. AT&T's new management team is attempting to reduce costs to maximize cash flow and profitability.


10 |  Semiannual Report

Liberty Media was another relatively weak performer during the period. The company recently increased its ownership in QVC, a home shopping television channel, in an attempt to become more of an operating company as opposed to owning minority stakes in various businesses.

KT, South Korea's leading phone company, also detracted from Fund performance. In line with our strategy, we purchased the stock due to our belief that it was attractively valued with a relatively strong balance sheet. The company also possesses strong cash flow generation and the potential to increase its share value over time.

We appreciate your participation in Franklin Global Communications Fund and look forward to serving your future investment needs.


[photo
omitted]

/S/ ALEX W. PETERS
Alex W. Peters, CFA
Portfolio Manager
Franklin Global Communications Fund



THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2003, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.




TOP 10 EQUITY HOLDINGS
Franklin Global Communications Fund
10/31/03

---------------------------------------------------------------
  COMPANY                                            % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY                           NET ASSETS
---------------------------------------------------------------
  BellSouth Corp.                                          2.8%
           MAJOR TELECOMMUNICATIONS, U.S.
---------------------------------------------------------------
  Nextel Communications Inc., A                            2.7%
           WIRELESS COMMUNICATIONS, U.S.
---------------------------------------------------------------
  Telecom Corp. of New Zealand Ltd.                        2.6%
           MAJOR TELECOMMUNICATIONS, NEW ZEALAND
---------------------------------------------------------------
  Tektronix Inc.                                           2.6%
           ELECTRONIC EQUIPMENT & INSTRUMENTS, U.S.
---------------------------------------------------------------
  Telefonica SA, ADR                                       2.4%
           MAJOR TELECOMMUNICATIONS, SPAIN
---------------------------------------------------------------
  Verizon Communications Inc.                              2.3%
           MAJOR TELECOMMUNICATIONS, U.S.
---------------------------------------------------------------
  Allstream Inc., Class B                                  2.3%
           MAJOR TELECOMMUNICATIONS, CANADA
---------------------------------------------------------------
  Telefonaktiebolaget LM Ericsson AB, B, ADR               2.3%
           TELECOMMUNICATIONS EQUIPMENT, SWEDEN
---------------------------------------------------------------
  Comcast Corp.                                            2.1%
           CABLE & SATELLITE TV, U.S.
---------------------------------------------------------------
  Commonwealth Telephone Enterprises Inc.                  2.1%
           SPECIALTY TELECOMMUNICATIONS, U.S.
---------------------------------------------------------------

                                                         Semiannual Report  | 11

Performance Summary as of 10/31/03
FRANKLIN GLOBAL COMMUNICATIONS FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

--------------------------------------------------------------------------------
CLASS A                                      CHANGE          10/31/03    4/30/03
--------------------------------------------------------------------------------
Net Asset Value (NAV)                        +$1.41             $7.33      $5.92
--------------------------------------------------------------------------------
CLASS B                                      CHANGE          10/31/03    4/30/03
--------------------------------------------------------------------------------
Net Asset Value (NAV)                        +$1.33             $7.06      $5.73
--------------------------------------------------------------------------------
CLASS C                                      CHANGE          10/31/03    4/30/03
--------------------------------------------------------------------------------
Net Asset Value (NAV)                        +$1.33             $7.07      $5.74
--------------------------------------------------------------------------------



PERFORMANCE

-------------------------------------------------------------------------------------------------------------------
  CLASS A                                                6-MONTH         1-YEAR            5-YEAR           10-YEAR
-------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +23.82%         +30.20%           -32.98%           +14.04%
-------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +16.72%         +22.78%            -8.78%            +0.72%
-------------------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $11,672         $12,278            $6,316           $10,745
-------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 4                                    +29.57%            -9.29%            +0.55%
-------------------------------------------------------------------------------------------------------------------
  CLASS B                                              6-MONTH           1-YEAR           3-YEAR  INCEPTION (1/1/99)
-------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +23.21%         +29.30%           -53.96%           -40.48%
-------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +19.21%         +25.30%           -23.47%           -10.46%
-------------------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $11,921         $12,530            $4,482            $5,863
-------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 4                                    +32.70%           -26.24%           -11.81%
-------------------------------------------------------------------------------------------------------------------
  CLASS C                                              6-MONTH           1-YEAR           5-YEAR  INCEPTION (5/1/95)
-------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +23.17%         +29.01%           -35.51%            +7.86%
-------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +20.91%         +26.63%            -8.58%            +0.78%
-------------------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $12,091         $12,663            $6,387           $10,680
-------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 4                                    +34.17%            -9.07%            +0.05%
-------------------------------------------------------------------------------------------------------------------


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


12 |  Past performance does not guarantee future results. | Semiannual Report

ENDNOTES


INVESTING IN A NON-DIVERSIFIED, GLOBAL FUND CONCENTRATING IN A SINGLE INDUSTRY INVOLVES SPECIAL RISKS SUCH AS EXPOSURE TO CURRENCY FLUCTUATION AND INCREASED SUSCEPTIBILITY TO ECONOMIC, POLITICAL AND REGULATORY DEVELOPMENTS. BY INVESTING PRIMARILY IN COMMUNICATIONS COMPANIES, THE FUND CARRIES GREATER RISK OF ADVERSE DEVELOPMENTS AFFECTING THOSE COMPANIES THAN A MORE BROADLY INVESTED FUND. THE FUND'S PORTFOLIO INCLUDES INVESTMENTS IN TECHNOLOGY, WHICH HAS BEEN AMONG THE MARKET'S MOST VOLATILE SECTORS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.



    Semiannual Report | Past performance does not guarantee future results. | 13

Franklin Global Health Care Fund



YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Global Health Care Fund seeks capital appreciation by investing at least 80% of its assets in equity securities of health care companies, including small capitalization companies, located throughout the world.





[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN  PRINTED GRAPHIC AS FOLLOWS:
Geographic Distribution
Franklin Global Health Care Fund
Based on Total Net Assets as of 10/31/03

U.S.                                                                 83.1%
Switzerland                                                           4.3%
Canada                                                                3.0%
France                                                                2.3%
U.K.                                                                  2.1%
Hungary                                                               1.1%
Japan                                                                 1.0%
Israel                                                                0.7%
Short-Term Investments & Other Net Assets                             2.4%

We are pleased to bring you Franklin Global Health Care Fund's semiannual report for the period ended October 31, 2003.


PERFORMANCE OVERVIEW

For the six months under review, Franklin Global Health Care Fund - Class A delivered a +13.84% cumulative total return, as shown in the Performance Summary beginning on page 18. The Fund outperformed its benchmark, the S&P 500 Health Care Index, which rose 2.06% during the same time, although it underperformed the broader Standard & Poor's 500 Composite Index's (S&P 500's) 15.62% return. 1 Generally speaking, our underweighting in large capitalization pharmaceutical stocks relative to the S&P 500 Health Care Index, coupled with good stock selection in biotechnology, specialty pharmaceuticals and services to the health care industry, drove the Fund's performance during the period under review.


ECONOMIC AND MARKET OVERVIEW

During the six months ended October 31, 2003, the U.S. economy surged to its strongest pace since first quarter 1984. Gross domestic product (GDP) growth rose from an annualized 3.3% in second quarter 2003 to an annualized 8.2% in third quarter 2003. Robust consumer spending, especially for autos and homes, and strong business spending, particularly for equipment and software, contributed to the accelerated economic activity. Also supporting the economy were federal spending primarily due to the Iraq conflict, and state and local spending mainly due to budget improvements.



1. Source: Standard & Poor's Micropal. The S&P 500 Health Care Index is a subsector of the Industrial Sector of the S&P 500. It includes all the companies in the health care industry that are in the S&P 500. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 47.


14 |  Semiannual Report

The federal funds target rate fell from 1.25% at the beginning of the period to 1.00% in June 2003, the lowest level in 45 years. On October 28, the Federal Reserve Board reiterated that monetary policy would remain accommodative due to substantial excess capacity in the economy and possibly lower inflation. They observed, however, that the labor market seemed to be stabilizing.

Lower interest rates helped reduce financing costs for businesses and consumers. Consumer spending, which normally accounts for two-thirds of GDP, also benefited from additional tax cuts and lower retail prices. Although consumer confidence rose in October, consumers remained anxious about soft labor markets, high debt levels and steep energy prices. Despite solid gains in corporate profits, businesses also continued to harbor concerns about the economy. Aided by greater productivity, businesses seemed to postpone hiring until a sustained economic rebound looked more assured. Encouragingly, August, September and October employment reports showed improving job growth.

Overall, increasing signs of an economic recovery contributed to a general improvement in U.S. equity market performance. For the six-month reporting period, the S&P 500, a broad measure of the stock market, posted a 15.62% gain. 1 In particular, technology stocks rallied strongly, and returned 32.30% as measured by the Nasdaq Composite Index. 2 Similar to other "defensive growth" sectors, most health care industries underperformed their cyclical (economically sensitive) counterparts. This performance is consistent with previous economic recoveries, as investors turn their attention to sectors that would benefit most from economic recovery. The exceptions within health care this reporting period included the medical technology industry, which benefited from exciting new product stories.


INVESTMENT STRATEGY

We use a fundamental, research-driven approach, focusing primarily on individual securities to choose companies we believe are undervalued and positioned for rapid revenue, earnings or asset growth. We look for companies with distinct and sustainable competitive advantages such as a particular marketing niche, proven technology, strong management and industry leadership.

2. Source: Standard & Poor's Micropal. The Nasdaq Composite Index measures all domestic and international common stocks listed on The Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN  PRINTED GRAPHIC AS FOLLOWS:
Portfolio Breakdown
Franklin Global Health Care Fund
Based on Total Net Assets as of 10/31/03

Major Pharmaceuticals                                                34.8%
Electronic Equipment & Instruments                                   14.0%
Biotechnology                                                        12.8%
Other Pharmaceuticals                                                 9.8%
Medical Distributors                                                  6.9%
Managed Health Care                                                   6.5%
Hospital & Nursing Management                                         6.4%
Medical Specialties                                                   2.7%
Generic Pharmaceuticals                                               1.7%
Services to the Health Industry                                       1.3%
Drug Store Chains                                                     0.7%
Short-Term Investments & Other Net Assets                             2.4%


                                                          Semiannual Report | 15

MANAGER'S DISCUSSION

The global pharmaceutical industry, which includes major pharmaceutical companies worldwide as well as generic drug manufacturers and specialty pharmaceutical companies, represented 46.3% of the Fund's total net assets at period-end. Our stock selections within the major pharmaceuticals group, which were underweighted compared with the S&P 500 Health Care Index, contributed considerably to Fund returns relative to the index. Our three largest positions, in Abbott Laboratories, Pfizer and Wyeth, posted positive returns. Our strategy to underweight Johnson & Johnson, Schering-Plough and Merck -- the three worst performing large-capitalization pharmaceutical stocks of the reporting period -- proved prudent as well. Our investments in large European pharmaceuticals, such as GlaxoSmithKline, Aventis and Sanofi Synthelabo, aided returns through a double boost of share price appreciation combined with currency weakness as the U.S. dollar's value fell against a strengthening euro.

Our selections among specialty pharmaceuticals and biotechnology stocks also performed well for the Fund during the six months under review. Several of our biotechnology holdings posted returns in excess of 50% during the period, largely due to favorable pipeline developments and/or robust earnings growth. Notable performers included Ligand, MGI Pharmaceuticals, Millennium Pharmaceuticals, NPS Pharmaceuticals and Celltech. Within specialty pharmaceuticals, Gedeon Richter posted positive returns based on better-than-expected earnings growth. Our shares of Salix also rose as its product pipeline progressed nicely and the company was subject to a hostile takeover offer by a rival pharmaceutical company.

The health care services industry was another top contributor to the Fund's results, where we owned a number of solidly performing stocks. Two of the more notable performers were Accredo Health and Cerner, as we bought both stocks at depressed levels due to uncertainty over future earnings growth. Accredo came under pressure due to integration issues associated with its purchase of Gentiva. The company worked through the issues and rebounded as it began posting good earnings growth again. Cerner suffered over investor concerns that information technology spending by hospitals would decline. Slower sales did not materialize, and the stock responded favorably to Cerner's finalist status in a number of large requests for proposal, particularly in the U.K.



16 |  Semiannual Report

Even though health care companies performed well as a whole this reporting period, certain stocks and industries nonetheless detracted from the Fund's overall returns. Although we were underweighted in medical technology stocks compared with the S&P 500 Health Care Index, they had a net negative impact on total return. In this case, our results within the industry stemmed as much from related portfolio holdings as it did from those we did NOT own. More specifically, we were underweighted in Boston Scientific, which saw share price appreciation following favorable results with its coated coronary stent devices for cardiology patients. Additionally, our avoidance of Bausch & Lomb and Baxter, both of which rebounded from previously depressed levels, provided further drag on Fund performance relative to the index.

We appreciate your participation in Franklin Global Health Care Fund and look forward to serving your future investment needs.



[PHOTO
OMITTED]

/S/ DEREK M. TANER
Derek M. Taner, CFA
Portfolio Manager
Franklin Global Health Care Fund




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2003, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


TOP 10 EQUITY HOLDINGS
Franklin Global Health Care Fund
10/31/03

-----------------------------------------------------
  COMPANY                                  % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY                 NET ASSETS
-----------------------------------------------------
  Pfizer Inc.                                    9.4%
   MAJOR PHARMACEUTICALS, U.S.
-----------------------------------------------------
  Wyeth                                          6.1%
   MAJOR PHARMACEUTICALS, U.S.
-----------------------------------------------------
  Amgen Inc.                                     5.3%
   BIOTECHNOLOGY, U.S.
-----------------------------------------------------
  Abbott Laboratories                            3.2%
   MAJOR PHARMACEUTICALS, U.S.
-----------------------------------------------------
  Novartis AG                                    2.7%
   MAJOR PHARMACEUTICALS, SWITZERLAND
-----------------------------------------------------
  AmerisourceBergen Corp.                        2.4%
   MEDICAL DISTRIBUTORS, U.S.
-----------------------------------------------------
  Johnson & Johnson                              2.4%
   MAJOR PHARMACEUTICALS, U.S.
-----------------------------------------------------
  Forest Laboratories Inc.                       2.1%
   MAJOR PHARMACEUTICALS, U.S.
-----------------------------------------------------
  Merck & Co. Inc.                               2.0%
   MAJOR PHARMACEUTICALS, U.S.
-----------------------------------------------------
  Accredo Health Inc.                            2.0%
   MEDICAL SPECIALTIES, U.S.
-----------------------------------------------------


                                                          Semiannual Report | 17

Performance Summary as of 10/31/03

FRANKLIN GLOBAL HEALTH CARE FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE INFORMATION

-------------------------------------------------------------------------------------------------------------------
  CLASS A                                                                CHANGE          10/31/03           4/30/03
-------------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                                  +$2.15            $17.68            $15.53
-------------------------------------------------------------------------------------------------------------------
  CLASS B                                                                CHANGE          10/31/03           4/30/03
-------------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                                  +$2.02            $17.07            $15.05
-------------------------------------------------------------------------------------------------------------------
  CLASS C                                                                CHANGE          10/31/03           4/30/03
-------------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                                  +$2.00            $16.90            $14.90
-------------------------------------------------------------------------------------------------------------------



PERFORMANCE

-------------------------------------------------------------------------------------------------------------------
  CLASS A                                               6-MONTH          1-YEAR            5-YEAR           10-YEAR
-------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +13.84%         +17.62%           +29.15%          +152.36%
-------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          +7.28%         +10.86%            +4.01%            +9.06%
-------------------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $10,728         $11,086           $12,175           $23,795
-------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 4                                     +8.69%            +4.49%            +9.59%
-------------------------------------------------------------------------------------------------------------------
  CLASS B                                             6-MONTH           1-YEAR            3-YEAR  INCEPTION (1/1/99)
-------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +13.42%         +16.75%           -32.14%           +10.97%
-------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          +9.42%         +12.75%           -12.93%            +1.79%
-------------------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $10,942         $11,275            $6,602           $10,897
-------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 4                                    +10.47%           -14.25%            +1.58%
-------------------------------------------------------------------------------------------------------------------
  CLASS C                                             6-MONTH           1-YEAR           5-YEAR   INCEPTION (9/3/96)
-------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +13.42%         +16.70%           +24.51%           +17.28%
-------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +11.30%         +14.56%            +4.27%            +2.10%
-------------------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $11,130         $11,456           $12,327           $11,608
-------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 4                                    +12.36%            +4.74%            +1.98%
-------------------------------------------------------------------------------------------------------------------


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


18 |  Past performance does not guarantee future results. | Semiannual Report

ENDNOTES


INVESTING IN A NON-DIVERSIFIED GLOBAL FUND CONCENTRATING IN THE HEALTH CARE SECTOR INVOLVES SPECIAL RISKS SUCH AS EXPOSURE TO CURRENCY FLUCTUATION, AND INCREASED SUSCEPTIBILITY TO ECONOMIC, POLITICAL AND REGULATORY DEVELOPMENTS. THE FUND INVESTS IN BIOTECHNOLOGY COMPANIES, WHICH ARE OFTEN SMALL OR RELATIVELY NEW, AND TECHNOLOGY, WHICH HAS BEEN ONE OF THE MARKET'S MOST VOLATILE SECTORS. SMALLER-COMPANY STOCKS CAN ALSO INVOLVE SPECIAL RISKS ASSOCIATED WITH SMALLER REVENUES AND MARKET SHARE, AND MORE LIMITED PRODUCT LINES, AND CAN BE VOLATILE, PARTICULARLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.


ENDNOTES



    Semiannual Report | Past performance does not guarantee future results. | 19

Franklin Natural Resources Fund



YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Natural Resources Fund seeks high total return by investing at least 80% of its assets in equity securities of companies that own, produce, refine, process, transport or market natural resources, as well as those that provide related services for natural resources companies.





[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN  PRINTED GRAPHIC AS FOLLOWS:

----------------------------------------
Geographic Distribution
Franklin Natural Resources Fund
Based on Total Net Assets as of 10/31/03

North America ............... 80.8%
Europe ...................... 11.1%
Middle East & Africa ........  1.5%
Short-Term Investments &
Other Net Assets ............  6.6%
----------------------------------------



This semiannual report for Franklin Natural Resources Fund covers the period ended October 31, 2003.


PERFORMANCE OVERVIEW

Franklin Natural Resources Fund - Class A posted a +14.26% cumulative total return for the six months ended October 31, 2003, as shown in the Performance Summary beginning on page 25. In comparison, the Standard & Poor's 500 Composite Index (S&P 500), the Fund's benchmark, returned 15.62% for the same period. 1


1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 52.


20 |  Semiannual Report

ECONOMIC AND MARKET OVERVIEW

During the six months ended October 31, 2003, the U.S. economy surged to its strongest pace since first quarter 1984. Gross domestic product (GDP) growth rose from an annualized 3.3% in second quarter 2003 to an annualized 8.2% in third quarter 2003. Robust consumer spending, especially for autos and homes, and strong business spending, particularly for equipment and software, contributed to the accelerated economic activity. Also supporting the economy were federal spending, primarily due to the Iraq conflict, and state and local spending, mainly due to budget improvements.

The federal funds target rate fell from 1.25% at the beginning of the period to 1.00% in June 2003, the lowest level in 45 years. On October 28, the Federal Reserve Board reiterated that monetary policy would remain accommodative due to substantial excess capacity in the economy and possibly lower inflation. They observed, however, that the labor market seemed to be stabilizing.

Lower interest rates helped reduce financing costs for businesses and consumers. Consumer spending, which normally accounts for two-thirds of GDP, also benefited from additional tax cuts and lower retail prices. Although consumer confidence rose in October, consumers remained anxious about soft labor markets, high debt levels and steep energy prices. Despite solid gains in corporate profits, businesses also continued to harbor concerns about the economy. Aided by greater productivity, businesses seemed to postpone hiring until a sustained economic rebound looked more assured. Encouragingly, August, September and October employment reports showed improving job growth.

Overall, increasing signs of an economic recovery contributed to a general improvement in U.S. equity market performance. For the six-month reporting period, the S&P 500, a broad measure of the stock market, posted a 15.62% gain. 1 In particular, technology stocks rallied strongly, and returned 32.30% as measured by the Nasdaq Composite Index. 2 Commodity price appreciation, driven by healthy supply and demand constraints, resulted in improved operating results for many companies in the natural resources sector. The price of crude oil increased from $25.80 per barrel on April 30, 2003, to $29.11 on October 31. Meanwhile, the price of copper rose 28% to $0.98 per pound, and gold appreciated nearly 15% to $386 per ounce. Although the price of natural gas declined from $5.26 per thousand cubic feet (mcf) to $3.99 per mcf, its price remained well above the 10-year average of $2.95 per mcf.



2. Source: Standard & Poor's Micropal. The Nasdaq Composite Index measures all domestic and international common stocks listed on The Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies.

                                                          Semiannual Report | 21

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN  PRINTED GRAPHIC AS FOLLOWS:

----------------------------------------------------------------------
Portfolio Breakdown
Franklin Natural Resources Fund
Based on Total Net Assets as of 10/31/03

Energy Minerals ................................................ 40.5%
Industrial Services ............................................ 27.6%
Process Industries ............................................. 14.6%
Non-Energy Minerals ............................................ 10.7%
Short-Term Investments &
Other Net Assets ...............................................  6.6%
----------------------------------------------------------------------



INVESTMENT STRATEGY

We use a fundamental, research-driven approach to identify industries in the natural resources sector that we believe offer the strongest underlying attributes including, but not limited to, favorable supply and demand characteristics, barriers to entry, and pricing power. Within those industries, we seek to identify individual companies that appear to offer the best total return potential. The Fund's holdings are typically concentrated in the energy sector, but also include investments in the metals and mining, chemicals, paper and forest products, and other related sectors.


MANAGER'S DISCUSSION

Several industries in the natural resources sector performed well during the past six months, benefiting the Fund's performance. Holdings among our exploration and production companies continued to benefit from historically high prices for crude oil and natural gas. High energy prices were due, in part, to OPEC constraints on world oil supplies and declining natural gas production in the U.S. This environment was particularly beneficial to U.S. natural gas producers that were able to grow production at a healthy pace. A direct beneficiary and the largest contributor to Fund performance in this segment was Chesapeake Energy (energy minerals sector), a long-time portfolio holding that focuses on natural gas production in Oklahoma. Two other exploration and production holdings in the energy minerals sector that benefited from the aforementioned trends were Newfield Exploration, an onshore/offshore exploration and production company; and Westport Resources, diversified by region but more focused on lower-risk development



22 |  Semiannual Report
drilling. All three of these companies derive well over 50% of their production from natural gas. We maintained our overall industry weighting, sought to take profits in those companies that reflected the positive operating environment, and redeployed the proceeds into companies we believe had improving fundamental attributes and those that appeared temporarily depressed or out of favor.

In the non-energy minerals sector, metals stocks were another strong contributor to Fund performance, especially our gold and copper holdings that benefited from higher prices. Gold appreciated in U.S. dollar terms as a result of strengthening foreign currencies against the U.S. dollar, and due to many investors' preference for gold during times of increased global political and economic uncertainty. Copper, on the other hand, has been a direct beneficiary of increasing global demand, particularly from China. Fund holding Freeport McMoRan Copper & Gold, operator of one of the world's largest and lowest-cost mines in Indonesia, was a prime beneficiary of rising copper and gold prices over the reporting period. Xstrata, a diversified Swiss mining company with operations in Australia and South Africa, also benefited from higher metals prices in addition to an improving valuation after the company acquired MIM Holdings Ltd. in July 2003.

The biggest detractor from Fund performance was our exposure in the industrial services sector to the oil and natural gas drilling industry, which suffered from overcapacity and disappointing activity levels. Although the number of operating fossil fuel rigs increased over the past year, the group's stock valuations had generally risen in anticipation of a much sharper recovery in activity levels and the daily rates rig owners charge oil and gas companies to drill wells. This situation, in part a function of oil and natural gas companies' greater reluctance to spend cash flow, contributed to lackluster results, earnings estimate reductions and weak share price performance. Although this group negatively influenced Fund performance, we helped reduce the impact by changing the Fund's asset mix in anticipation of these trends, including our shift away from oilfield service-related companies and into the major integrated oil group. Our worst performer in the sector was Grey Wolf, a domestic onshore driller that typically benefits as oil and gas companies increase spending in high commodity price environments. Although business improved markedly compared with 2002, the pace of recovery was slower than expected. Given high commodity prices at period-end, the environment appeared to remain conducive to increased domestic drilling activity and we therefore continued to hold Grey Wolf and other key positions within the sector, including Patterson-UTI and Nabors Industries. In the steel industry of the non-energy minerals sector, AK Steel performed poorly as a result of higher energy and raw material costs combined with management turnover. The negative impact was mitigated, however, by our sales of AK Steel shares during the period.



TOP 10 EQUITY HOLDINGS
Franklin Natural Resources Fund
10/31/03

------------------------------------------------
COMPANY                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY              NET ASSETS
------------------------------------------------
BP PLC, ADR                                 3.5%
         ENERGY MINERALS, U.K.
------------------------------------------------
Exxon Mobil Corp.                           3.4%
         ENERGY MINERALS, U.S.
------------------------------------------------
Newfield Exploration Co.                    3.0%
         ENERGY MINERALS, U.S.
------------------------------------------------
Royal Dutch Petroleum Co., N.Y. Shs.        3.0%
         ENERGY MINERALS, NETHERLANDS
------------------------------------------------
Peabody Energy Corp.                        2.6%
         ENERGY MINERALS, U.S.
------------------------------------------------
ChevronTexaco Corp.                         2.5%
         ENERGY MINERALS, U.S.
------------------------------------------------
Bunge Ltd.                                  2.4%
         PROCESS INDUSTRIES, U.S.
------------------------------------------------
Allied Waste Industries Inc.                2.4%
         INDUSTRIAL SERVICES, U.S.
------------------------------------------------
Premcor Inc.                                2.4%
         ENERGY MINERALS, U.S.
------------------------------------------------
Xstrata AG                                  2.3%
         NON-ENERGY MINERALS, SWITZERLAND
------------------------------------------------


                                                         Semiannual Report  | 23

We appreciate your participation in Franklin Natural Resources Fund and look forward to serving your investment needs in the future.


[PHOTO
OMITTED]
/S/ FREDERICK G. FROMM
Frederick G. Fromm, CFA
Portfolio Manager
Franklin Natural Resources Fund



THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2003, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


24 |  Semiannual Report

Performance Summary as of 10/31/03
FRANKLIN NATURAL RESOURCES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

-------------------------------------------------------------------------------------------------------------------
CLASS A                                                                  CHANGE          10/31/03           4/30/03
-------------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                                    +$1.94            $15.54            $13.60
-------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS                                                            CHANGE          10/31/03           4/30/03
-------------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                                    +$2.04            $16.15            $14.11
-------------------------------------------------------------------------------------------------------------------



PERFORMANCE 1

-------------------------------------------------------------------------------------------------------------------
  CLASS A                                             6-MONTH           1-YEAR           5-YEAR   INCEPTION (6/5/95)
-------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                             +14.26%         +15.88%           +41.99%           +82.33%
-------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                          +7.69%          +9.23%            +6.00%            +6.65%
-------------------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4                         $10,769         $10,923           $13,379           $17,184
-------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 5                                     +9.44%            +6.96%            +6.44%
-------------------------------------------------------------------------------------------------------------------
  ADVISOR CLASS 6                                     6-MONTH           1-YEAR            5-YEAR INCEPTION (6/5/95)
-------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                             +14.46%         +16.52%           +49.10%           +94.64%
-------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                         +14.46%         +16.52%            +8.32%            +8.25%
-------------------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4                         $11,446         $11,652           $14,910           $19,464
-------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 5                                    +16.76%            +9.30%            +8.04%
-------------------------------------------------------------------------------------------------------------------


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


    Semiannual Report | Past performance does not guarantee future results. | 25

ENDNOTES

INVESTING IN A NON-DIVERSIFIED FUND CONCENTRATING IN THE NATURAL RESOURCES SECTOR INVOLVES SPECIAL RISKS, INCLUDING THOSE RELATED TO INCREASED SUSCEPTIBILITY TO ADVERSE ECONOMIC AND REGULATORY DEVELOPMENTS AFFECTING THE INDUSTRIES IN WHICH IT INVESTS. THE FUND MAY ALSO INVEST IN FOREIGN COMPANIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. SMALLER-COMPANY STOCKS CAN ALSO INVOLVE SPECIAL RISKS ASSOCIATED WITH SMALLER REVENUES AND MARKET SHARE, AND MORE LIMITED PRODUCT LINES, AND CAN BE VOLATILE, PARTICULARLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees; are available to a limited class of investors.


1.The Fund's manager has agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses. If the manager had not taken this action, the Fund's total return would have been lower. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.
2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +25.88% and +3.43%.


26 |  Past performance does not guarantee future results.  |  Semiannual Report

Franklin Technology Fund


YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Technology Fund seeks capital appreciation by investing at least 80% of its assets in equity securities of companies expected to benefit from the development, advancement and use of technology.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN  PRINTED GRAPHIC AS FOLLOWS:
Portfolio Breakdown
Franklin Technology Fund
Based on Total Net Assets as of 10/31/03

Technology Services                                                    57.3%
Consumer Durables                                                      27.5%
Retail Trade                                                            1.6%
Commercial Services                                                     1.4%
Consumer Services                                                       1.3%
Short-Term Investments & Other Net Assets                               0.9%
Electronic Technology                                                  10.0%

We are pleased to bring you Franklin Technology Fund's semiannual report for the period ended October 31, 2003.


PERFORMANCE OVERVIEW

Franklin Technology Fund - Class A posted a +39.18% cumulative total return for the six-month period ended October 31, 2003, as shown in the Performance Summary beginning on page 31. In comparison, the Merrill Lynch 100 Technology Index and the Nasdaq Composite Index returned 46.43% and 32.30% during the same time. 1


ECONOMIC AND MARKET OVERVIEW

During the six months ended October 31, 2003, the U.S. economy surged to its strongest pace since first quarter 1984. Gross domestic product (GDP) growth rose from an annualized 3.3% in second quarter 2003 to an annualized 8.2% in third quarter 2003. Robust consumer spending, especially for autos and homes, and strong business spending, particularly for equipment and software, contributed to the accelerated economic activity. Also supporting the economy were federal spending primarily due to the Iraq conflict, and state and local spending mainly due to budget improvements.

The federal funds target rate fell from 1.25% at the beginning of the period to 1.00% in June 2003, the lowest level in 45 years. On October 28, the Federal Reserve Board reiterated that monetary policy would remain accommodative due to substantial excess capacity in the economy and possibly lower inflation. They observed, however, that the labor market seemed to be stabilizing.


1. Source: Standard & Poor's Micropal. The Merrill Lynch 100 Technology Index is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and American Depositary Receipts. The index was developed with a base value of 200 as of 1/30/98. The Nasdaq Composite Index measures all domestic and international common stocks listed on The Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 59.


                                                          Semiannual Report | 27

TOP 10 EQUITY HOLDINGS
Franklin Technology Fund
10/31/03

-----------------------------------------------------
  COMPANY                                  % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY NET ASSETS
-----------------------------------------------------
  Avocent Corp.                                  2.2%
   ELECTRONIC TECHNOLOGY, U.S.
-----------------------------------------------------
  EMC Corp.                                      1.9%
   ELECTRONIC TECHNOLOGY, U.S.
-----------------------------------------------------
  National Semiconductor Corp.                   1.8%
   ELECTRONIC TECHNOLOGY, U.S.
-----------------------------------------------------
  Microchip Technology Inc.                      1.8%
   ELECTRONIC TECHNOLOGY, U.S.
-----------------------------------------------------
  Taiwan Semiconductor
  Manufacturing Co. Ltd., wts.                   1.8%
   ELECTRONIC TECHNOLOGY, TAIWAN
-----------------------------------------------------
  Synopsys Inc.                                  1.8%
   ELECTRONIC TECHNOLOGY, U.S.
-----------------------------------------------------
  Dell Inc.                                      1.7%
   ELECTRONIC TECHNOLOGY, U.S.
-----------------------------------------------------
  Agere Systems Inc., B                          1.7%
   ELECTRONIC TECHNOLOGY, U.S.
-----------------------------------------------------
  Analog Devices Inc.                            1.7%
   ELECTRONIC TECHNOLOGY, U.S.
-----------------------------------------------------
  Xilinx Inc.                                    1.6%
   ELECTRONIC TECHNOLOGY, U.S.
-----------------------------------------------------

Lower interest rates helped reduce financing costs for businesses and consumers. Consumer spending, which normally accounts for two-thirds of GDP, also benefited from additional tax cuts and lower retail prices. Although consumer confidence rose in October, consumers remained anxious about soft labor markets, high debt levels and steep energy prices. Despite solid gains in corporate profits, businesses also continued to harbor concerns about the economy. Aided by greater productivity, businesses seemed to postpone hiring until a sustained economic rebound looked more assured. Encouragingly, August, September and October employment reports showed improving job growth.

Overall, increasing signs of an economic recovery contributed to a general improvement in U.S. equity market performance. For the six-month reporting period, the Standard & Poor's 500 Composite Index (S&P 500), a broad measure of the stock market, posted a 15.62% gain. 2 In particular, technology stocks rallied strongly, and returned 32.30% as measured by the Nasdaq Composite Index. 1


INVESTMENT STRATEGY

We use a fundamental, research-driven approach, focusing primarily on individual securities to choose companies we believe are positioned for rapid revenue, earnings or asset growth. We look for companies with distinct and sustainable competitive advantages such as a particular marketing niche, proven technology, strong management and industry leadership.



2. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.


28 |  Semiannual Report

MANAGER'S DISCUSSION
With the rally in technology stocks, many of the Fund's individual securities had a positive impact on performance. Our top-performing Fund holding was Agere Systems, a leading provider of integrated circuits used primarily in communications equipment, which was up 94% during the six-month period. National Semiconductor provided a similar boost to Fund performance; our shares of this leading semiconductor manufacturer were up more than 116% during the reporting period. Cognizant Technology Solutions proved to be another solid portfolio holding; this provider of applications development and maintenance services utilizing an on-site/offshore delivery model had the third-largest contribution during the period as it appreciated more than 152%.

Despite generally solid performance across most of the technology industry spectrum, certain individual stock selections from disparate industries delivered disappointing results. For example, we sold our investment in LookSmart, the Internet search solutions provider and our worst performing stock during the six months under review; its share price fell more than 48%. InterMune, a health technology product developer for pulmonary, infectious and hepatic diseases, also had a negative impact as it cut into the Fund's total return during the period. Our shares of Lexmark, a leading provider of printing products, also depreciated and reduced the Fund's returns.


                                                         Semiannual Report  | 29

Thank you for your participation in Franklin Technology Fund. We look forward to serving your investment needs in the future.

[PHOTO
OMITTED]

/S/ IAN LINK
Ian Link, CFA



[PHOTO
OMITTED]

/S/ ROBERT R. DEAN
Robert R. Dean, CFA
Portfolio Management Team
Franklin Technology Fund


THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2003, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


30 |  Semiannual Report

Performance Summary as of 10/31/03

FRANKLIN TECHNOLOGY FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE INFORMATION

  CLASS A                             CHANGE          10/31/03          4/30/03
  -----------------------------------------------------------------------------
  Net Asset Value (NAV)               +$1.25             $4.44            $3.19
  -----------------------------------------------------------------------------
  CLASS B                             CHANGE          10/31/03          4/30/03
  -----------------------------------------------------------------------------
  Net Asset Value (NAV)               +$1.21             $4.35            $3.14
  -----------------------------------------------------------------------------
  CLASS C                             CHANGE          10/31/03          4/30/03
  -----------------------------------------------------------------------------
  Net Asset Value (NAV)               +$1.20             $4.33            $3.13
  -----------------------------------------------------------------------------
  CLASS R                             CHANGE          10/31/03          4/30/03
  -----------------------------------------------------------------------------
  Net Asset Value (NAV)               +$1.24             $4.42            $3.18
  -----------------------------------------------------------------------------
  ADVISOR CLASS                       CHANGE          10/31/03          4/30/03
  -----------------------------------------------------------------------------
  Net Asset Value (NAV)               +$1.27             $4.49            $3.22




    Semiannual Report | Past performance does not guarantee future results. | 31

PERFORMANCE 1

-------------------------------------------------------------------------------------------------------------------
  CLASS A                                              6-MONTH           1-YEAR          3-YEAR   INCEPTION (5/1/00)
-------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                             +39.18%         +54.17%           -58.70%           -55.60%
-------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                         +31.36%         +45.10%           -26.99%           -22.03%
-------------------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4                         $13,136         $14,510            $3,891            $4,185
-------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 5                                    +52.49%           -32.34%           -24.95%
-------------------------------------------------------------------------------------------------------------------
  CLASS B                                              6-MONTH           1-YEAR           3-YEAR  INCEPTION (5/1/00)
-------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                             +38.54%         +53.17%           -59.42%           -56.50%
-------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                         +34.54%         +49.17%           -26.71%           -21.84%
-------------------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4                         $13,454         $14,917            $3,936            $4,219
-------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 5                                    +56.74%           -32.15%           -24.82%
-------------------------------------------------------------------------------------------------------------------
  CLASS C                                              6-MONTH           1-YEAR          3-YEAR   INCEPTION (5/1/00)
-------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                             +38.34%         +53.00%           -59.49%           -56.70%
-------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                         +36.03%         +50.41%           -26.26%           -21.49%
-------------------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4                         $13,603         $15,041            $4,009            $4,287
-------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 5                                    +58.02%           -31.69%           -24.42%
-------------------------------------------------------------------------------------------------------------------
  CLASS R                                                               6-MONTH           1-YEAR  INCEPTION (1/1/02)
-------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                                             +38.99%           +54.01%           -17.07%
-------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                                         +37.99%           +53.01%            -9.74%
-------------------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4                                         $13,799           $15,301            $8,293
-------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 5                                                      +60.63%           -15.68%
-------------------------------------------------------------------------------------------------------------------
  ADVISOR CLASS                                        6-MONTH           1-YEAR           3-YEAR  INCEPTION (5/1/00)
-------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                             +39.44%         +54.83%           -58.27%           -55.10%
-------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                         +39.44%         +54.83%           -25.27%           -20.44%
-------------------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4                         $13,944         $15,483            $4,173            $4,490
-------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 5                                    +62.10%           -30.76%           -23.41%
-------------------------------------------------------------------------------------------------------------------


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


32 |  Past performance does not guarantee future results. | Semiannual Report

ENDNOTES


INVESTING IN A NON-DIVERSIFIED FUND CONCENTRATING IN THE TECHNOLOGY SECTOR INVOLVES SPECIAL RISKS, INCLUDING THOSE RELATED TO INCREASED SUSCEPTIBILITY TO ADVERSE ECONOMIC AND REGULATORY DEVELOPMENTS AFFECTING THE SECTOR. HISTORICALLY, TECHNOLOGY STOCKS HAVE BEEN ESPECIALLY VOLATILE OVER THE SHORT TERM, DUE TO THE RAPID PACE OF PRODUCT CHANGE AND DEVELOPMENT. THE FUND'S INVESTMENTS IN SMALLER-COMPANY STOCKS ALSO INVOLVE SPECIAL RISKS, SUCH AS RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND SMALL MARKET SHARE. THE FUND MAY ALSO INVEST IN FOREIGN COMPANIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Subject to the maximum 5.75% initial sales charge.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees; are available to a limited class of investors.


1. The Fund's manager and administrator have agreed in advance to waive a portion of their respective fees and to make certain payments to reduce expenses. If the manager and administrator had not taken this action, the Fund's total return would have been lower. The Fund's manager and administrator may end this arrangement at any time upon notice to the Fund's Board of Trustees.
2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable maximum sales charge(s). Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any applicable maximum sales charge(s).
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.


    Semiannual Report | Past performance does not guarantee future results. | 33

Franklin Strategic Series

FINANCIAL HIGHLIGHTS


FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

                                                  -------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                  OCTOBER 31, 2003               YEAR ENDED APRIL 30,
CLASS A                                             (UNAUDITED)       2003         2002       2001        2000        1999
                                                  -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............      $37.26       $42.72       $57.78     $60.44      $23.41      $26.89
                                                  -------------------------------------------------------------------------
Income from investment operations:
 Net investment loss a ..........................        (.27)        (.44)        (.53)      (.39)       (.23)       (.10)
 Net realized and unrealized gains (losses) .....        8.26        (5.02)      (14.53)     (2.08)      37.32       (2.96)
                                                  -------------------------------------------------------------------------
Total from investment operations ................        7.99        (5.46)      (15.06)     (2.47)      37.09       (3.06)
                                                  -------------------------------------------------------------------------
Less distributions from net realized gains ......          --           --           --       (.19)       (.06)       (.42)
                                                  -------------------------------------------------------------------------
Net asset value, end of period ..................      $45.25       $37.26       $42.72     $57.78      $60.44      $23.41
                                                  -------------------------------------------------------------------------

Total return b ..................................      21.45%     (12.80)%     (26.06)%    (4.14)%     158.78%    (11.46)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............    $602,719     $510,107     $702,189 $1,010,844    $918,473     $69,450
Ratios to average net assets:
 Expenses .......................................       1.34% c      1.57%        1.29%      1.09%       1.13%       1.52%
 Net investment loss ............................     (1.21)% c    (1.28)%       (.99)%     (.54)%      (.40)%      (.40)%
Portfolio turnover rate .........................      33.71%       47.36%       53.85%     46.82%      40.87%      97.62%




aBased on average shares outstanding.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized.


34 |  See notes to financial statements.  |  Semiannual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2003 (UNAUDITED)


  -------------------------------------------------------------------------------------------------------------------------
  FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                                                           SHARES             VALUE
  -------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS 93.6%
  BIOTECHNOLOGY 85.3%
  aAbgenix Inc. ...........................................................................       580,100   $    7,106,225
  aAdolor Corp. ...........................................................................       765,100       13,978,377
  aAffymetrix Inc. ........................................................................       101,900        2,611,697
  aAlexion Pharmaceuticals Inc. ...........................................................        83,000        1,535,500
  aAlkermes Inc. ..........................................................................     1,259,100       16,330,527
  aAmgen Inc. .............................................................................       756,200       46,702,912
  aAmylin Pharmaceuticals Inc. ............................................................       260,000        7,105,800
  aBiogen Inc. ............................................................................       471,150       19,067,441
  aBioMarin Pharmaceutical Inc. ...........................................................       420,221        2,941,547
  aCelgene Corp. ..........................................................................       140,100        5,840,769
  aCellTech Group PLC (United Kingdom) ....................................................     1,147,000        8,934,022
  aChiron Corp. ...........................................................................       163,900        8,953,857
   Discovery Laboratories Inc. ............................................................        67,800          490,872
   Dov Pharmaceutical Inc. ................................................................       133,700        1,637,825
  aExelixis Inc. ..........................................................................     1,232,100        9,154,503
  aGenentech Inc. .........................................................................       341,300       27,976,361
  aGenta Inc. .............................................................................       591,300        6,326,910
  aGenzyme Corp-General Division ..........................................................       599,800       27,530,820
  aGilead Sciences Inc. ...................................................................       774,000       42,244,920
  aHuman Genome Sciences Inc. .............................................................       747,800       10,401,898
  aIDEC Pharmaceuticals Corp. .............................................................     1,210,700       42,531,891
   ILEX Oncology Inc. .....................................................................       524,300       10,936,898
   Immunomedics Inc. ......................................................................       185,800        1,579,300
  aInterMune Inc. .........................................................................       833,200       16,664,000
  aKosan Biosciences Inc. .................................................................     1,091,191       10,006,221
  aLigand Pharmaceuticals Inc., B .........................................................       327,900        4,518,462
  aMedicines Co. ..........................................................................       330,000        8,794,500
  aMedImmune Inc. .........................................................................       469,717       12,522,655
  aMGI Pharma Inc. ........................................................................       408,000       15,324,480
  aMillennium Pharmaceuticals Inc. ........................................................       730,929       11,636,390
   Myogen Inc .............................................................................       104,400        1,670,400
  aNABI Biopharmaceuticals ................................................................        64,300          709,229
   Neose Technologies Inc. ................................................................       250,000        2,047,500
  aNeurocrine Biosciences Inc. ............................................................       112,700        5,277,741
  aNPS Pharmaceuticals Inc. ...............................................................       936,700       24,663,311
   Nuvelo Inc. ............................................................................     1,015,500        3,361,305
   Onyx Pharmaceuticals Inc. ..............................................................       223,200        5,450,544

                                                          Semiannual Report | 35

Franklin Strategic Series

  -------------------------------------------------------------------------------------------------------------------------
  FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                                                           SHARES             VALUE
  -------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS (CONT.)
  BIOTECHNOLOGY (CONT.)
  aOSI Pharmaceuticals Inc. ...............................................................       444,900   $   12,457,200
  aProtein Design Labs Inc. ...............................................................       302,800        4,081,744
   Seattle Genetics Inc. ..................................................................       424,100        2,531,877
   Serono SA, B (Switzerland) .............................................................        18,930       13,070,326
   Tanox Inc. .............................................................................       285,300        5,121,135
  aTelik Inc. .............................................................................       599,000       12,171,680
  aTrimeris Inc. ..........................................................................        71,200        1,822,720
   Tularik Inc. ...........................................................................       583,900        7,339,623
  aVertex Pharmaceuticals Inc. ............................................................       205,800        2,700,096
  aVicuron Pharmaceuticals Inc. ...........................................................       443,200        8,132,720
                                                                                                            --------------
                                                                                                               513,996,731
                                                                                                            --------------
  ELECTRONIC EQUIPMENT/INSTRUMENTS .1%
  aThermo Electron Corp. ..................................................................        15,100          331,898
                                                                                                            --------------
  MEDICAL SPECIALTIES 1.6%
   Cypress Bioscience Inc. ................................................................       291,000        3,847,020
  aNektar Therapeutics ....................................................................       463,700        6,093,018
                                                                                                            --------------
                                                                                                                 9,940,038
                                                                                                            --------------
  OTHER PHARMACEUTICALS 6.6%
  aAtherogenics Inc. ......................................................................       444,300        7,326,507
a,cBiomarin Pharmaceutical Inc., wts., 5/17/04 ............................................        95,238               --
  aInspire Pharmaceuticals Inc. ...........................................................       177,800        3,310,636
  aSalix Pharmaceuticals Ltd. (Canada) ....................................................       796,800       15,776,640
  aUnited Therapeutics Corp. ..............................................................       679,500       13,678,335
                                                                                                            --------------
                                                                                                                40,092,118
                                                                                                            --------------
  TOTAL COMMON STOCKS AND WARRANTS (COST $434,493,587) ....................................                    564,360,785
                                                                                                            --------------
  PREFERRED STOCKS (COST $10,000,002) 1.3%
  BIOTECHNOLOGY
a,cFibrogen Inc., pfd., E .................................................................     2,227,172        7,706,015
                                                                                                            --------------


                                                                                         PRINCIPAL AMOUNT


  CONVERTIBLE BOND (COST $3,000,000) .6%
  HEALTH TECHNOLOGY
   Indevus Pharmaceuticals Inc., 144A, cvt., 6.25, 7/15/08 ................................  $  3,000,000        3,354,354
                                                                                                            --------------
  TOTAL LONG TERM INVESTMENTS (COST $447,493,589) .........................................                    575,421,154
                                                                                                            --------------


36 |  Semiannual Report

Franklin Strategic Series


  -------------------------------------------------------------------------------------------------------------------------
  FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                                                           SHARES             VALUE
  -------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (COST $35,696,515) 5.9%
  bFranklin Institutional Fiduciary Trust Money Market Portfolio ..........................    35,696,515       35,696,515
                                                                                                            --------------
  TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $483,190,104) ......................                    611,117,669
                                                                                                            --------------


                                                                                         PRINCIPAL AMOUNT


  REPURCHASE AGREEMENTS 10.7%
   d,e   Barclays Capital Inc., 1.06%, 11/03/03 (Maturity Value $8,602,002)
          Collateralized by U.S. Treasury Bills, Notes and Bonds, and U.S.
          Government Agency Securities ....................................................  $  8,601,253        8,601,253
   d,e   UBS Securities LLC., 1.06%, 11/03/03 (Maturity Value $10,001,165)
          Collateralized by U.S.  Treasury Bills, Notes and Bonds,
          and U.S. Government Agency Securities ...........................................    10,000,294       10,000,294
   d,e   Deutsche Bank Securities Inc., 1.07%, 11/03/03 (Maturity Value
          $8,965,054) Collateralized by  U.S. Treasury Bills, Notes and
          Bonds, and U.S. Government Agency Securities ....................................     8,964,266        8,964,266
   d,e   Goldman Sachs & Co., 1.07%, 11/03/03 (Maturity Value $10,001,176)
          Collateralized by U.S.  Treasury Bills, Notes and Bonds,
          and U.S. Government Agency Securities ...........................................    10,000,297       10,000,297
   d,e   JP Morgan Securities, 1.07%, 11/03/03 (Maturity Value $6,185,725)
          Collateralized by U.S. Treasury Bills, Notes and Bonds, and U.S.
          Government Agency Securities ....................................................     6,185,184        6,185,184
   d,e   Merrill Lynch GSI, 1.07%, 11/03/03 (Maturity Value $10,609,248)
           Collateralized by U.S. Treasury  Bills, Notes and Bonds, and U.S.
           Government Agency Securities ...................................................    10,608,315       10,608,315
   d,e   Morgan Stanley & Company Inc., 1.07%, 11/03/03 (Maturity Value
          $10,001,176) Collateralized by  U.S. Treasury Bills, Notes and Bonds,
          and U.S. Government Agency Securities ...........................................    10,000,297       10,000,297
                                                                                                            --------------
         TOTAL REPURCHASE AGREEMENTS (COST $64,359,906) ...................................                     64,359,906
         TOTAL INVESTMENTS (COST $547,550,010) 112% .......................................                    675,477,575
         OTHER ASSETS, LESS LIABILITIES (12)% .............................................                    (72,758,382)
                                                                                                            --------------
         NET ASSETS 100.0% ................................................................                 $  602,719,193
                                                                                                            --------------





aNon-income producing.
bSee Note 6 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.
cSee Note 7 regarding restricted securities.
dCollateral for loaned securities. See Note 1(f) eSee note 1(c) regarding repurchase agreements(s)


                     Semiannual Report | See notes to financial statements. | 37

Franklin Strategic Series

FINANCIAL HIGHLIGHTS


FRANKLIN GLOBAL COMMUNICATIONS FUND

                                                  -------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                  OCTOBER 31, 2003               YEAR ENDED APRIL 30,
CLASS A                                             (UNAUDITED)       2003         2002       2001        2000        1999
                                                  -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............       $5.92        $6.85       $10.70     $19.98      $16.97      $17.36
                                                  -------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a .................        (.01)          -- c       (.01)        --         .13         .27
 Net realized and unrealized gains (losses) .....        1.42         (.93)       (3.84)     (7.56)       6.20         .31
                                                  -------------------------------------------------------------------------
Total from investment operations ................        1.41         (.93)       (3.85)     (7.56)       6.33         .58
                                                  -------------------------------------------------------------------------
Less distributions from:
 Net investment income ..........................          --           --           --       (.04)       (.35)       (.19)

 Net realized gains .............................          --           --           --      (1.68)      (2.97)       (.78)
                                                  -------------------------------------------------------------------------
Total distributions .............................          --           --           --      (1.72)      (3.32)       (.97)
                                                  -------------------------------------------------------------------------
Net asset value, end of period ..................       $7.33        $5.92        $6.85     $10.70      $19.98      $16.97
                                                  -------------------------------------------------------------------------

Total return b ..................................      23.82%      13.58)%     (35.98)%   (39.49)%      38.93%       4.02%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............     $63,381      $53,722      $80,581   $159,050    $291,103    $199,824

Ratios to average net assets:

 Expenses .......................................       1.50% d      1.67%        1.27%      1.01%        .99%       1.05%

 Net investment income (loss) ...................      (.19)% d     (.05)%       (.13)%       .02%        .64%       1.55%

Portfolio turnover rate .........................      53.61%       94.95%       81.70%    124.61%     132.25%      68.50%




aBased on average shares outstanding.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cActual net investment loss per share is $(.003).
dAnnualized


38 |  Semiannual Report

Franklin Strategic Series

FRANKLIN GLOBAL COMMUNICATIONS FUND (CONTINUED)

                                                  -------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                  OCTOBER 31, 2003               YEAR ENDED APRIL 30,
CLASS B                                             (UNAUDITED)       2003         2002       2001        2000        1999
                                                  -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............       $5.73        $6.67       $10.50     $19.80      $16.92      $15.84
                                                  -------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)a ..................        (.03)        (.04)        (.07)      (.11)       (.08)        .02
 Net realized and unrealized gains (losses) .....        1.36         (.90)       (3.76)     (7.47)       6.25        1.06
                                                  -------------------------------------------------------------------------
Total from investment operations ................        1.33         (.94)       (3.83)     (7.58)       6.17        1.08
                                                  -------------------------------------------------------------------------
Less distributions from:
 Net investment income ..........................          --           --           --       (.04)       (.32)         --
 Net realized gains (losses) ....................          --           --           --      (1.68)      (2.97)         --
                                                  -------------------------------------------------------------------------
Total distributions .............................          --           --           --      (1.72)      (3.29)         --
                                                  -------------------------------------------------------------------------
Net asset value, end of period ..................       $7.06        $5.73        $6.67     $10.50      $19.80      $16.92
                                                  -------------------------------------------------------------------------

Total returnb ...................................      23.21%     (14.09)%     (36.48)%   (39.94)%      37.98%       6.82%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............      $3,244       $2,690       $3,675     $6,106      $4,338         $79
Ratios to average net assets:
 Expenses .......................................       2.24%d       2.36%        2.01%      1.77%       1.74%       1.80%d
 Net investment income (loss) ...................      (.93)%d      (.74)%       (.87)%     (.73)%      (.38)%       .83%d
Portfolio turnover rate .........................      53.61%       94.95%       81.70%    124.61%     132.25%      68.50%




aBased on average shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the period January 1, 1999 (effective date) to April 30, 1999.
dAnnualized.


                                                          Semiannual Report | 39

Franklin Strategic Series

FRANKLIN GLOBAL COMMUNICATIONS FUND (CONTINUED)

                                                  -------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                  OCTOBER 31, 2003               YEAR ENDED APRIL 30,
CLASS C                                             (UNAUDITED)       2003         2002       2001        2000        1999
                                                  -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............       $5.74        $6.69       $10.53     $19.79      $16.85      $17.25
                                                  -------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)a ..................        (.03)        (.05)        (.07)      (.11)       (.03)        .14
 Net realized and unrealized gains (losses) .....        1.37         (.90)       (3.77)     (7.47)       6.16         .32
                                                  -------------------------------------------------------------------------
Total from investment operations ................        1.34         (.95)       (3.84)     (7.58)       6.13         .46
                                                  -------------------------------------------------------------------------
Less distributions from:
 Net investment income ..........................          --           --           --         --        (.22)       (.08)
 Net realized gains .............................          --           --           --      (1.68)      (2.97)       (.78)
                                                  -------------------------------------------------------------------------
Total distributions .............................          --           --           --      (1.68)      (3.19)       (.86)
                                                  -------------------------------------------------------------------------
Net asset value, end of period ..................       $7.08        $5.74        $6.69     $10.53      $19.79      $16.85
                                                  -------------------------------------------------------------------------

Total returnb ...................................      23.17%     (14.20)%     (36.47)%   (39.93)%      37.93%       3.19%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............      $8,799       $7,377      $10,563    $20,939     $33,216     $16,807
Ratios to average net assets:
 Expenses .......................................       2.24%c       2.47%        2.01%      1.76%       1.74%       1.80%
 Net investment income (loss) ...................      (.93)%c      (.85)%       (.87)%     (.73)%      (.14)%        .81%
Portfolio turnover rate .........................      53.61%       94.95%       81.70%    124.61%     132.25%      68.50%




aBased on average shares outstanding.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized.


40 |  See notes to financial statements.  |  Semiannual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2003 (UNAUDITED)


  ------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GLOBAL COMMUNICATIONS FUND                                            COUNTRY          SHARES        VALUE
  ------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 91.6%
  ADVERTISING/MARKETING SERVICES .8%
a Yell Group .............................................................    United Kingdom       129,800   $     632,161
                                                                                                             -------------
  BROADCASTING 2.0%
  Clear Channel Communications Inc. ......................................     United States        25,700       1,049,074
a Radio One Inc., D ......................................................     United States        28,400         451,560
                                                                                                             -------------
                                                                                                                 1,500,634
                                                                                                             -------------
  CABLE/SATELLITE TV 3.0%
a Comcast Corp. ..........................................................     United States        47,700       1,555,974
a General Motors Corp., H ................................................     United States        44,400         729,492
                                                                                                             -------------
                                                                                                                 2,285,466
                                                                                                             -------------
  COMMERCIAL PRINTING/FORMS 1.9%
  R.R. Donnelley & Sons Co. ..............................................     United States        54,200       1,409,200
                                                                                                             -------------
  COMPUTER COMMUNICATIONS 1.6%
a 3Com Corp. .............................................................     United States       106,600         767,520
a Extreme Networks Inc. ..................................................     United States        47,600         409,360
                                                                                                             -------------
                                                                                                                 1,176,880
                                                                                                             -------------
  COMPUTER PERIPHERALS 1.1%
a Logitech International SA, ADR .........................................      Switzerland         21,300         848,166
                                                                                                             -------------
  DATA PROCESSING SERVICES 1.5%
  First Data Corp. .......................................................     United States        32,200       1,149,540
                                                                                                             -------------
  ELECTRONIC EQUIPMENT/INSTRUMENTS 3.8%
  Matsushita Electric Industrial Co. Ltd. ................................         Japan            31,000         408,596
  NEC Corp. ..............................................................         Japan            56,000         494,619
  Tektronix Inc. .........................................................     United States        76,900       1,974,023
                                                                                                             -------------
                                                                                                                 2,877,238
                                                                                                             -------------
  ELECTRONICS/APPLIANCE STORES 1.8%
  Radioshack Corp. .......................................................     United States        45,100       1,352,549
                                                                                                             -------------
  ELECTRONICS/APPLIANCES 1.0%
  Eastman Kodak Co. ......................................................     United States        31,800         776,874
                                                                                                             -------------
  FINANCIAL PUBLISHING/SERVICES 3.2%
a Dun & Bradstreet Corp. .................................................     United States         5,900         274,645
  Equifax Inc. ...........................................................     United States        44,400       1,085,136
  McGraw-Hill Cos. Inc. ..................................................     United States        16,100       1,077,895
                                                                                                             -------------
                                                                                                                 2,437,676
                                                                                                             -------------
  INTERNET SOFTWARE/SERVICES 1.8%
a Check Point Software Technologies Ltd. .................................        Israel            40,600         689,794
a InfoSpace Inc. .........................................................     United States        24,700         644,176
                                                                                                             -------------
                                                                                                                 1,333,970
                                                                                                             -------------
  MAJOR TELECOMMUNICATIONS 28.1%
a Alaska Communications Systems Holdings Inc. ............................     United States        50,800         247,650
a Allstream Inc., Class B ................................................        Canada            34,900       1,753,725
  Alltel Corp. ...........................................................     United States        32,300       1,526,821
  AT&T Corp. .............................................................     United States        73,700       1,370,083


                                                          Semiannual Report | 41

Franklin Strategic Series

  ------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GLOBAL COMMUNICATIONS FUND                                            COUNTRY          SHARES        VALUE
  ------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  MAJOR TELECOMMUNICATIONS (CONT.)
  BellSouth Corp. ........................................................     United States        79,800   $   2,099,538
  Hellenic Telecommunications Organization SA (OTE) ......................        Greece            86,500         969,357
a Koninklijke KPN NV .....................................................      Netherlands        175,200       1,331,994
  KT Corp. ...............................................................      South Korea         31,900       1,269,531
  Portugal Telecom SGPS SA, ADR ..........................................       Portugal          153,062       1,293,374
  Telecom Corp. of New Zealand Ltd. ......................................      New Zealand        671,800       1,997,894
a Telefonica SA, ADR .....................................................         Spain            48,042       1,796,771
  Telefonos de Mexico SA de CV (TELMEX), L, ADR ..........................        Mexico            46,200       1,485,330
  Telstra Corp. Ltd. .....................................................       Australia         448,221       1,507,491
  Telus Corp. ............................................................        Canada            40,500         767,258
  Verizon Communications Inc. ............................................     United States        52,600       1,767,360
                                                                                                             -------------
                                                                                                                21,184,177
                                                                                                             -------------
  MEDIA CONGLOMERATES 1.8%
  Viacom Inc., A .........................................................     United States         5,600         223,104
  Viacom Inc., B .........................................................     United States        28,100       1,120,347
                                                                                                             -------------
                                                                                                                 1,343,451
                                                                                                             -------------
  PUBLISHING: BOOKS/MAGAZINES 1.6%
  Readers Digest Association Inc., A .....................................     United States        82,500       1,215,225
                                                                                                             -------------
  PUBLISHING: NEWSPAPERS 6.4%
  Gannett Co. Inc. .......................................................     United States        17,700       1,488,747
a Journal Communications Inc., A .........................................     United States        13,600         241,944
  Knight-Ridder Inc. .....................................................     United States        15,800       1,158,456
  The New York Times Co., A ..............................................     United States        24,800       1,178,744
  Tribune Co. ............................................................     United States        15,700         770,085
                                                                                                             -------------
                                                                                                                 4,837,976
                                                                                                             -------------
  SEMICONDUCTORS 1.4%
a Semtech Corp. ..........................................................     United States        45,600       1,012,320
                                                                                                             -------------
  SPECIALTY TELECOMMUNICATIONS 6.0%
  CenturyTel Inc. ........................................................     United States        35,400       1,265,550
a Citizens Communications Co., B .........................................     United States       105,300       1,310,985
a Commonwealth Telephone Enterprises Inc. ................................     United States        38,100       1,552,956
a NTL Inc. ...............................................................     United States         6,400         395,072
                                                                                                             -------------
                                                                                                                 4,524,563
                                                                                                             -------------
  TELECOMMUNICATIONS EQUIPMENT 7.2%
a Arris Group Inc. .......................................................     United States        97,800         586,800
a Comverse Technology Inc. ...............................................     United States        26,600         479,864
a Lucent Technologies Inc. ...............................................     United States       376,800       1,205,760
  Nokia Corp., ADR .......................................................        Finland           57,700         980,323
a Nortel Networks Corp. ..................................................        Canada            92,100         409,845
a Telefonaktiebolaget LM Ericsson AB, B, ADR .............................        Sweden           102,000       1,742,160
                                                                                                             -------------
                                                                                                                 5,404,752
                                                                                                             -------------
  WHOLESALE DISTRIBUTORS 1.6%
a Imagistics International Inc. ..........................................     United States        38,400       1,234,560
                                                                                                             -------------





42 |  Semiannual Report

Franklin Strategic Series

  ------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GLOBAL COMMUNICATIONS FUND                                            COUNTRY          SHARES        VALUE
  ------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  WIRELESS COMMUNICATIONS 14.0%
  America Movil SA de CV, L, ADR .........................................        Mexico            16,300   $     387,940
  China Mobile (Hong Kong) Ltd., ADR .....................................         China            62,400         884,208
a Europolitan Holdings AB ................................................        Sweden           134,100         807,950
a Millicom International Cellular SA .....................................      Luxembourg          16,400       1,009,748
a Nextel Communications Inc., A ..........................................     United States        84,200       2,037,640
a NII Holdings Inc., B ...................................................     United States        15,300       1,179,477
  SK Telecom Co. Ltd., ADR ...............................................      South Korea         65,700       1,287,720
  Vodafone Group PLC, ADR ................................................    United Kingdom        72,600       1,535,490
a Western Wireless Corp., A ..............................................     United States        73,400       1,423,960
                                                                                                             -------------
                                                                                                                10,554,133
                                                                                                             -------------
    TOTAL COMMON STOCKS (COST $61,158,199) ...............................                                      69,091,511
                                                                                                             -------------
    PREFERRED STOCKS (COST $1,249,994)
    ELECTRONIC TECHNOLOGY
a,c Kestrel Solutions Inc., D, pfd. ......................................    United States        95,932              --
                                                                                                             -------------
    TOTAL LONG TERM INVESTMENTS (COST $62,408,193) .......................                                      69,091,511
                                                                                                             -------------
    SHORT TERM INVESTMENTS (COST $7,794,184) 10.3%
  b Franklin Institutional Fiduciary
    Trust Money Market Portfolio .........................................    United States     7,794,184       7,794,184
                                                                                                             -------------
    TOTAL INVESTMENTS (COST $70,202,377) 101.9% ..........................                                      76,885,695
    OTHER ASSETS, LESS LIABILITIES (1.9)% ................................                                      (1,462,293)
                                                                                                             -------------
    NET ASSETS 100.0% ....................................................                                   $  75,423,402
                                                                                                             -------------





aNon-income producing.
bSee Note 6 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.
cSee Note 7 regarding restricted securities.


                     Semiannual Report | See notes to financial statements. | 43

Franklin Strategic Series

FINANCIAL HIGHLIGHTS


FRANKLIN GLOBAL HEALTH FUND

                                                     -------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                     OCTOBER 31, 2003                   YEAR ENDED APRIL 30,
CLASS A                                                (UNAUDITED)       2003         2002       2001        2000        1999
                                                     -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............        $15.53     $20.80       $23.29     $20.29      $13.88      $19.28
                                                     -------------------------------------------------------------------------
Income from investment operations:
 Net investment loss a .............................          (.05)      (.09)        (.15)      (.10)       (.12)       (.16)
 Net realized and unrealized gains (losses) ........          2.20      (4.62)       (2.30)      4.71        6.53       (5.23)
                                                     -------------------------------------------------------------------------
Total from investment operations ...................          2.15      (4.71)       (2.45)      4.61        6.41       (5.39)
                                                     -------------------------------------------------------------------------
Less distributions from:
 Net investment income .............................            --         --           --       (.11)         --          --
 Net realized gains (losses) .......................            --       (.56)        (.04)     (1.50)         --        (.01)
                                                     -------------------------------------------------------------------------
Total distributions ................................            --       (.56)        (.04)     (1.61)         --        (.01)
                                                     -------------------------------------------------------------------------
Net asset value, end of period .....................        $17.68     $15.53       $20.80     $23.29      $20.29      $13.88
                                                     -------------------------------------------------------------------------

Total return b .....................................         13.84%  (22.56)%     (10.53)%     22.00%      46.18%    (27.95)%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................       $80,931    $73,991     $110,062   $131,063     $90,563     $74,252
Ratios to average net assets:
 Expenses ..........................................         1.41% c    1.44%        1.22%      1.17%       1.52%       1.34%
 Net investment loss ...............................        (.57)% c   (.54)%       (.65)%     (.40)%      (.70)%      (.72)%
Portfolio turnover rate ............................        45.63%    137.37%      120.47%    131.79%     123.48%      66.54%




aBased on average shares outstanding.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized


44 |  Semiannual Report

Franklin Strategic Series

FRANKLIN GLOBAL HEALTH FUND (CONTINUED)

                                                     -------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                     OCTOBER 31, 2003                   YEAR ENDED APRIL 30,
CLASS B                                                (UNAUDITED)       2003         2002       2001        2000        1999
                                                     -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............        $15.04     $20.33       $22.93     $20.09      $13.84      $16.97
                                                     -------------------------------------------------------------------------
Income from investment operations:
 Net investment lossa ..............................          (.11)      (.20)        (.31)      (.29)       (.26)       (.03)
 Net realized and unrealized gains (losses) ........          2.14      (4.53)       (2.25)      4.67        6.51       (3.10)
                                                     -------------------------------------------------------------------------
Total from investment operations ...................          2.03      (4.73)       (2.56)      4.38        6.25       (3.13)
                                                     -------------------------------------------------------------------------
Less distributions from:
 Net investment income .............................            --         --           --       (.04)         --          --
 Net realized gains (losses) .......................            --       (.56)        (.04)     (1.50)         --          --
                                                     -------------------------------------------------------------------------
Total distributions ................................            --       (.56)        (.04)     (1.54)         --          --
                                                     -------------------------------------------------------------------------
Net asset value, end of period .....................        $17.07     $15.04       $20.33     $22.93      $20.09      $13.84
                                                     -------------------------------------------------------------------------

Total returnb ......................................        13.50%   (23.10)%     (11.22)%     21.06%      45.16%    (18.44)%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................       $10,320     $8,892      $13,021    $12,873      $3,037        $208
Ratios to average net assets:
 Expenses ..........................................         2.16%c     2.18%        1.97%      1.92%       2.27%       1.84%c
 Net investment loss ...............................       (1.32)%c   (1.28)%      (1.40)%    (1.17)%     (1.44)%     (1.22)%c
Portfolio turnover rate ............................        45.63%    137.37%      120.47%    131.79%     123.48%      66.54%




aBased on average shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized.
dFor the period January 1, 1999 (effective date) to April 30, 1999.


                                                          Semiannual Report | 45

Franklin Strategic Series

FRANKLIN GLOBAL HEALTH FUND (CONTINUED)

                                                     -------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                     OCTOBER 31, 2003                   YEAR ENDED APRIL 30,
CLASS C                                                (UNAUDITED)       2003         2002       2001        2000        1999
                                                     -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............        $14.90     $20.15       $22.72     $19.89      $13.71      $19.17
                                                     -------------------------------------------------------------------------
Income from investment operations:
 Net investment loss a .............................          (.11)      (.20)        (.30)      (.28)       (.23)       (.29)
 Net realized and unrealized gains (losses) ........          2.11      (4.49)       (2.23)      4.61        6.41       (5.16)
                                                     -------------------------------------------------------------------------
Total from investment operations ...................          2.00      (4.69)       (2.53)      4.33        6.18       (5.45)
                                                     -------------------------------------------------------------------------
Less distributions from net realized gains (losses)             --       (.56)        (.04)     (1.50)         --        (.01)
                                                     -------------------------------------------------------------------------
Net asset value, end of period .....................        $16.90     $14.90       $20.15     $22.72      $19.89      $13.71
                                                     -------------------------------------------------------------------------

Total return b .....................................        13.42%   (23.16)%     (11.19)%     21.05%      45.08%    (28.42)%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................       $21,005    $18,700      $28,538    $32,212     $20,398     $13,747
Ratios to average net assets:
 Expenses ..........................................         2.16% c    2.19%        1.96%      1.92%       2.27%       2.07%
 Net investment loss ...............................       (1.32)% c  (1.29)%      (1.39)%    (1.15)%     (1.44)%     (1.45)%
Portfolio turnover rate ............................        45.63%    137.37%      120.47%    131.79%     123.48%      66.54%




aBased on average shares outstanding.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized


46 |  See notes to financial statements.  |  Semiannual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2003 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GLOBAL HEALTH FUND                                                    COUNTRY          SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 96.9%
  BIOTECHNOLOGY 12.8%
a   Amgen Inc. .........................................................      United States        96,600   $    5,966,016
a   Amylin Pharmaceuticals Inc. ........................................      United States        28,000          765,240
a   CellTech Group PLC .................................................     United Kingdom       108,700          846,668
a   Genta Inc. .........................................................      United States        46,000          492,200
a   Gilead Sciences Inc. ...............................................      United States        32,900        1,795,682
a   IDEC Pharmaceuticals Corp. .........................................      United States        24,700          867,711
a   InterMune Inc. .....................................................      United States        44,800          896,000
a   MGI Pharma Inc. ....................................................      United States        19,000          713,640
a   NPS Pharmaceuticals Inc. ...........................................      United States        30,000          789,900
a   OSI Pharmaceuticals Inc. ...........................................      United States        17,500          490,000
a   Regeneration Technologies Inc. .....................................      United States        61,600          739,200
                                                                                                            --------------
                                                                                                                14,362,257
                                                                                                            --------------
  DRUG STORE CHAINS .7%
 a Duane Reade Inc. ....................................................      United States        60,900          837,375
                                                                                                            --------------
  ELECTRONIC EQUIPMENT/INSTRUMENTS 14.0%
a   Aradigm Corp. ......................................................      United States       177,900          378,927
    Becton, Dickinson & Co. ............................................      United States        28,700        1,049,272
a   Bio-Rad Laboratories Inc., A .......................................      United States        27,100        1,415,975
a   Biosite Inc. .......................................................      United States        30,300          781,740
a   Cytyc Corp. ........................................................      United States        84,100        1,087,413
a   Fisher Scientific International Inc. ...............................      United States        44,900        1,807,225
    Hillenbrand Industries Inc. ........................................      United States        18,900        1,125,117
    Medtronic Inc. .....................................................      United States        37,400        1,704,318
a   NABI Biopharmaceuticals ............................................      United States        56,400          622,092
a   Nektar Therapeutics ................................................      United States        38,500          505,890
    Pall Corp. .........................................................      United States        44,800        1,048,320
a   Serologicals Corp. .................................................      United States        63,100        1,009,600
a   Steris Corp. .......................................................      United States        51,400        1,070,148
a   Thermo Electron Corp. ..............................................      United States        60,000        1,318,800
a   Wilson Greatbatch Technologies Inc. ................................      United States        22,300          840,710
                                                                                                            --------------
                                                                                                                15,765,547
                                                                                                            --------------
  GENERIC PHARMACEUTICALS 1.7%
    Mylan Laboratories Inc. ............................................      United States        45,000        1,086,750
    Teva Pharmaceutical Industries Ltd., ADR ...........................         Israel            14,700          836,283
                                                                                                            --------------
                                                                                                                 1,923,033
                                                                                                            --------------
  HOSPITAL/NURSING MANAGEMENT 6.4%
a   Genesis Health Ventures Inc. .......................................      United States        52,900        1,423,010
    HCA Inc. ...........................................................      United States        46,500        1,778,625
a   LifePoint Hospitals Inc. ...........................................      United States        38,000          976,980
a   Select Medical Corp. ...............................................      United States        35,200        1,181,664
a   Triad Hospitals Inc. ...............................................      United States        33,700        1,035,601
a   Universal Health Services Inc., B ..................................      United States        17,200          809,260
                                                                                                            --------------
                                                                                                                 7,205,140
                                                                                                            --------------


                                                          Semiannual Report | 47

Franklin Strategic Series

--------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GLOBAL HEALTH FUND                                                    COUNTRY          SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    MAJOR PHARMACEUTICALS 34.8%
    Abbott Laboratories ................................................      United States        85,100   $    3,626,962
    Aventis SA .........................................................         France            25,000        1,323,789
    Bristol-Myers Squibb Co. ...........................................      United States        42,800        1,085,836
    Eli Lilly & Co. ....................................................      United States        13,000          866,060
    Gedeon Richter Ltd. ................................................         Hungary           12,400        1,275,173
    GlaxoSmithKline PLC, ADR ...........................................     United Kingdom        21,500          930,735
    Johnson & Johnson ..................................................      United States        53,000        2,667,490
a   Ligand Pharmaceuticals Inc., B .....................................      United States        40,900          563,602
    Merck & Co. Inc. ...................................................      United States        51,000        2,256,750
    Novartis AG ........................................................       Switzerland         79,400        3,026,517
    Pfizer Inc. ........................................................      United States       332,960       10,521,536
    Roche Holding AG ...................................................       Switzerland         21,700        1,795,672
    Sanofi Synthelabo SA ...............................................         France            20,400        1,262,816
    Schering-Plough Corp. ..............................................      United States        66,500        1,015,455
    Wyeth ..............................................................      United States       154,900        6,837,286
                                                                                                            --------------
                                                                                                                39,055,679
                                                                                                            --------------
  MANAGED HEALTH CARE 6.5%
a   Anthem Inc. ........................................................      United States        19,700        1,348,071
a   Caremark RX Inc. ...................................................      United States        65,900        1,650,795
    CIGNA Corp. ........................................................      United States        24,700        1,409,135
a   Coventry Health Care Inc. ..........................................      United States        16,600          908,850
a   Health Net Inc., A .................................................      United States        35,600        1,124,604
a   Mid Atlantic Medical Services Inc. .................................      United States        14,600          852,640
                                                                                                            --------------
                                                                                                                 7,294,095
                                                                                                            --------------
  MEDICAL DISTRIBUTORS 6.9%
    AmerisourceBergen Corp. ............................................      United States        48,200        2,736,314
    Cardinal Health Inc. ...............................................      United States        17,000        1,008,780
    Dentsply International Inc. ........................................      United States        24,500        1,082,655
a   Henry Schein Inc. ..................................................      United States        20,000        1,241,000
    McKesson Corp. .....................................................      United States        32,800          992,856
a   VCA Antech Inc. ....................................................      United States        22,600          638,224
                                                                                                            --------------
                                                                                                                 7,699,829
                                                                                                            --------------
  MEDICAL SPECIALTIES 2.0%
a   Accredo Health Inc. ................................................      United States        70,500        2,253,180
                                                                                                            --------------
  OTHER PHARMACEUTICALS 9.8%
a   Adolor Corp. .......................................................      United States        38,800          708,876
a   Angiotech Pharmaceuticals Inc. .....................................         Canada            25,300        1,156,969
a   Biovail Corp. ......................................................         Canada            20,500          493,025
a   Forest Laboratories Inc. ...........................................      United States        48,100        2,405,481
a   Kendle International Inc. ..........................................      United States        41,200          276,040
a   King Pharmaceuticals Inc. ..........................................      United States        56,300          754,420
a   Labopharm Inc. .....................................................         Canada           139,400          803,794
    Medicis Pharmaceutical Corp., A ....................................      United States        14,900          943,915
a   Pozen Inc. .........................................................      United States        32,700          409,731
a   Salix Pharmaceuticals Ltd. .........................................         Canada            44,700          885,060


48 |  Semiannual Report

Franklin Strategic Series

--------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GLOBAL HEALTH FUND                                                    COUNTRY          SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  OTHER PHARMACEUTICALS (CONT.)
    Shionogi & Co. Ltd. ................................................          Japan            64,000   $    1,074,089
a   Shire Pharmaceuticals Group PLC, ADR ...............................     United Kingdom        24,200          554,180
a   United Therapeutics Corp. ..........................................      United States        25,000          503,250
                                                                                                            --------------
                                                                                                                10,968,830
                                                                                                            --------------
  SERVICES TO THE HEALTH INDUSTRY 1.3%
a   Cerner Corp. .......................................................      United States        13,700          580,469
    Omnicare Inc. ......................................................      United States        22,200          851,148
                                                                                                            --------------
                                                                                                                 1,431,617
                                                                                                            --------------
  TOTAL COMMON STOCKS (COST $97,043,637) ...............................                                       108,796,582
                                                                                                            --------------
  PREFERRED STOCKS (COST $1,500,004) .7%
  HEALTH CARE EQUIPMENT & SUPPLIES
a.b Masimo Corp., pfd., F ..............................................      United States       136,364          750,002
                                                                                                            --------------
  TOTAL LONG TERM INVESTMENTS (COST $98,543,641) .......................                                       109,546,584
                                                                                                            --------------
  SHORT TERM INVESTMENTS (COST $3,176,221) 2.8%
    Franklin Institutional Fiduciary Trust Money Market Portfolio ......      United States     3,176,221        3,176,221
                                                                                                            --------------
  TOTAL INVESTMENTS (COST $101,719,862) 100.4% .........................                                       112,722,805
  OTHER ASSETS, LESS LIABILITIES (0.4)% ................................                                          (466,322)
                                                                                                            --------------
  NET ASSETS 100.0% ....................................................                                    $  112,256,483
                                                                                                            --------------





aNon-income producing.
bSee Note 7 regarding restricted securities.

                     Semiannual Report | See notes to financial statements. | 49

Franklin Strategic Series

FINANCIAL HIGHLIGHTS


FRANKLIN NATURAL RESOURCES FUND

                                                     -------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                     OCTOBER 31, 2003               YEAR ENDED APRIL 30,
CLASS A                                                (UNAUDITED)       2003         2002       2001        2000        1999
                                                     -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............        $13.60     $16.96       $19.36     $15.74      $13.25      $15.46
                                                     -------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ....................          (.03)       .01          .04        .12         .05         .12
 Net realized and unrealized gains (losses) ........          1.97      (3.33)       (2.08)      3.58        2.52       (2.21)
                                                     -------------------------------------------------------------------------
Total from investment operations ...................          1.94      (3.32)       (2.04)      3.70        2.57       (2.09)
                                                     -------------------------------------------------------------------------
Less distributions from:
 Net investment income .............................            --       (.04)        (.08)      (.08)       (.08)       (.12)
 Net realized gains (losses) .......................            --         --         (.28)        --          --          --
                                                     -------------------------------------------------------------------------
Total distributions ................................            --       (.04)        (.36)      (.08)       (.08)       (.12)
                                                     -------------------------------------------------------------------------
Net asset value, end of period .....................        $15.54     $13.60       $16.96     $19.36      $15.74      $13.25
                                                     -------------------------------------------------------------------------

Total return b .....................................        14.26%   (19.62)%     (10.12)%     23.55%      19.47%    (13.42)%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................       $43,977    $39,515      $58,085    $58,721     $41,106     $44,014
Ratios to average net assets:
 Expenses ..........................................         1.38% c    1.34%        1.21%      1.01%        .98%        .97%
 Expenses excluding waiver
   and payments    by affiliate ....................         1.38% c    1.34%        1.31%      1.26%       1.43%       1.47%
 Net investment income (loss) ......................        (.32)% c     .04%         .30%       .69%        .39%        .97%
Portfolio turnover rate ............................        22.23%     44.97%      100.37%     54.42%      81.52%      74.03%




aBased on average shares outstanding.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized.


50 |  Semiannual Report

Franklin Strategic Series

FRANKLIN NATURAL RESOURCES FUND (CONTINUED)

                                                     -------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                     OCTOBER 31, 2003               YEAR ENDED APRIL 30,
ADVISOR CLASS                                          (UNAUDITED)       2003         2002       2001        2000        1999
                                                     -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............        $14.11     $17.57       $19.99     $16.24      $13.63      $15.48
                                                     -------------------------------------------------------------------------
Income from investment operations:
 Net investment income a ...........................            --        .05          .10        .19         .07         .19
Net realized and
unrealized gains (losses) ..........................          2.04      (3.41)       (2.14)      3.70        2.63       (1.85)
                                                     -------------------------------------------------------------------------
Total from investment operations ...................          2.04      (3.36)       (2.04)      3.89        2.70       (1.66)
                                                     -------------------------------------------------------------------------
Less distributions from:
 Net investment income .............................            --       (.10)        (.10)      (.14)       (.09)       (.19)
 Net realized gains (losses) .......................            --         --         (.28)        --          --          --
                                                     -------------------------------------------------------------------------
Total distributions ................................            --       (.10)        (.38)      (.14)       (.09)       (.19)
                                                     -------------------------------------------------------------------------
Net asset value, end of period .....................        $16.15     $14.11       $17.57     $19.99      $16.24      $13.63
                                                     -------------------------------------------------------------------------

Total return b .....................................        14.46%   (19.18)%      (9.87)%     24.06%      19.91%    (10.48)%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................          $437       $460      $13,683    $13,992      $8,791        $319
Ratios to average net assets:
 Expenses ..........................................         1.03% c    1.03%         .86%       .66%        .65%        .65%
 Expenses excluding waiver
and payments    by affiliate .......................         1.03% c    1.03%         .96%       .91%       1.10%       1.15%
 Net investment income .............................          .03% c     .35%         .63%      1.03%        .49%       1.29%
Portfolio turnover rate ............................        22.23%     44.97%      100.37%     54.42%      81.52%      74.03%




aBased on average shares outstanding.
bTotal return is not annualized for periods less than one year.
cAnnualized.


                     Semiannual Report | See notes to financial statements. | 51

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2003 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NATURAL RESOURCES FUND                                                COUNTRY           SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------

  COMMON STOCKS 93.4%
  ENERGY MINERALS 40.5%
  Apache Corp. ...........................................................     United States        10,900   $     759,948
  Arch Coal Inc. .........................................................     United States        34,000         833,000
  BP PLC, ADR ............................................................    United Kingdom        36,900       1,563,822
  Chesapeake Energy Corp. ................................................     United States        61,300         731,309
  ChevronTexaco Corp. ....................................................     United States        15,200       1,129,360
  Conocophillips .........................................................     United States        16,000         914,400
  Devon Energy Corp. .....................................................     United States        18,567         900,500
  Exxon Mobil Corp. ......................................................     United States        41,500       1,518,070
a Forest Oil Corp. .......................................................     United States        20,000         469,000
  Massey Energy Co. ......................................................     United States        19,000         264,100
a Newfield Exploration Co. ...............................................     United States        33,600       1,334,928
  Noble Energy Inc. ......................................................     United States        11,700         464,724
  Peabody Energy Corp. ...................................................     United States        34,000       1,133,220
a Petroquest Energy Inc. .................................................     United States       114,300         253,746
a Pioneer Natural Resources Co. ..........................................     United States        34,200         904,590
a Premcor Inc. ...........................................................     United States        44,500       1,050,200
  Royal Dutch Petroleum Co., N.Y. shs. ...................................      Netherlands         29,700       1,318,086
a Spinnaker Exploration Co. ..............................................     United States        26,000         665,340
  Talisman Energy Inc. ...................................................        Canada            14,600         712,480
a Tom Brown Inc. .........................................................     United States         8,100         218,862
a Westport Resources Corp. ...............................................     United States        36,300         869,022
                                                                                                             -------------
                                                                                                                18,008,707
                                                                                                             -------------
  INDUSTRIAL SERVICES 27.7%
  Akita Drilling Ltd., A .................................................        Canada            21,000         376,807
a Allied Waste Industries Inc. ...........................................     United States        96,000       1,082,880
a Atwood Oceanics Inc. ...................................................     United States         9,100         235,599
  Baker Hughes Inc. ......................................................     United States        15,900         449,334
a Cal Dive International Inc. ............................................     United States        29,600         613,608
a Core Laboratories NV ...................................................      Netherlands         16,000         244,960
  ENSCO International Inc. ...............................................     United States        22,300         587,605
a Global Industries Ltd. .................................................     United States        88,800         410,256
  GlobalSantaFe Corp. ....................................................     United States        31,846         716,853
a Grey Wolf Inc. .........................................................     United States       275,600         884,676
a Gulf Island Fabrication Inc. ...........................................     United States        12,600         189,630
  Halliburton Co. ........................................................     United States        15,000         358,200
a Hydril .................................................................     United States        20,900         490,105
a Lone Star Technologies Inc. ............................................     United States        24,000         334,080
a McDermott International Inc. ...........................................     United States        20,000         148,000
a Nabors Industries Ltd. .................................................     United States        23,600         892,080
a Oil States International Inc. ..........................................     United States        54,000         661,500
a Parker Drilling Co. ....................................................     United States       161,000         362,250
a Patterson UTI Energy Inc. ..............................................     United States        24,200         691,878
a Precision Drilling Corp. ...............................................        Canada            11,900         468,622
a Rowan Cos. Inc. ........................................................     United States        13,900         332,905
a Smith International Inc. ...............................................     United States         5,900         219,657


52 |  Semiannual Report

Franklin Strategic Series

--------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NATURAL RESOURCES FUND                                                COUNTRY           SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  INDUSTRIAL SERVICES (CONT.)
a Superior Energy Services Inc. ..........................................     United States        73,600   $     657,984
a Trico Marine Services Inc. .............................................     United States       269,000         433,090
a Weatherford International Ltd. .........................................     United States        12,600         437,850
                                                                                                             -------------
                                                                                                                12,280,409
                                                                                                             -------------
  NON-ENERGY MINERALS 10.7%
a AK Steel Holding Corp. .................................................     United States        60,000         144,000
  Alcoa Inc. .............................................................     United States        15,700         495,649
  AngloGold Ltd., ADR ....................................................     South Africa         11,600         448,224
a Ashanti Goldfields Co. Ltd., GDR, Reg S ................................         Ghana            20,300         219,240
  Barrick Gold Corp. .....................................................        Canada            45,500         885,885
  Freeport-McMoRan Copper & Gold Inc., B .................................     United States        22,000         852,500
a NS Group Inc. ..........................................................     United States        52,700         399,993
  Olin Corp. .............................................................     United States        16,100         280,301
  Xstrata AG .............................................................      Switzerland        101,100       1,037,952
                                                                                                             -------------
                                                                                                                 4,763,744
                                                                                                             -------------
  PROCESS INDUSTRIES 14.5%
  Bowater Inc. ...........................................................     United States        12,000         489,960
  Bunge Ltd. .............................................................     United States        40,000       1,084,000
  Cabot Corp. ............................................................     United States        36,100       1,007,190
  Celanese AG ............................................................        Germany           21,300         734,850
  E.I. du Pont de Nemours & Co. ..........................................     United States        13,300         537,320
a Headwaters Inc. ........................................................     United States        38,800         727,112
  Minerals Technologies Inc. .............................................     United States        14,500         794,600
a Solutia Inc. ...........................................................     United States       137,000         365,790
  Valspar Corp. ..........................................................     United States        14,200         677,340
                                                                                                             -------------
                                                                                                                 6,418,162
                                                                                                             -------------
  TOTAL COMMON STOCKS (COST $37,295,297) .................................                                      41,471,022
                                                                                                             -------------
  SHORT TERM INVESTMENTS (COST $3,440,973) 7.7%
b Franklin Institutional Fiduciary Trust Money Market Portfolio ..........     United States     3,438,844       3,440,973
                                                                                                             -------------
  TOTAL INVESTMENTS (COST $40,736,270) 101.1% ............................                                      44,911,995
  OTHER ASSETS, LESS LIABILITIES (1.1)% ..................................                                        (497,627)
                                                                                                             -------------
  NET ASSETS 100.0% ......................................................                                   $  44,414,368
                                                                                                             -------------




aNon-income producing.
bSee Note 6 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.


                     Semiannual Report | See notes to financial statements. | 53

Franklin Strategic Series

FINANCIAL HIGHLIGHTS


FRANKLIN TECHNOLOGY FUND

                                                                          -----------------------------------------------
                                                                          SIX MONTHS ENDED
                                                                          OCTOBER 31, 2003        YEAR ENDED APRIL 30,
CLASS A                                                                     (UNAUDITED)       2003        2002      2001C
                                                                          -----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................................       $3.19        $4.37       $6.41    $10.00
                                                                          -----------------------------------------------
Income from investment operations:
 Net investment income (loss) a .........................................        (.03)        (.05)       (.05)     (.08)
 Net realized and unrealized gains (losses) .............................        1.28        (1.13)      (1.99)    (3.51)
                                                                          -----------------------------------------------
Total from investment operations ........................................        1.25        (1.18)      (2.04)    (3.59)
                                                                          -----------------------------------------------
Net asset value, end of period ..........................................       $4.44        $3.19       $4.37    $ 6.41
                                                                          -----------------------------------------------

Total return b ..........................................................      39.18%     (27.00)%    (31.72)%  (36.00)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................................     $30,482      $20,018     $26,246   $33,598
Ratios to average net assets:
 Expenses ...............................................................       1.79% d      2.01%       1.66%     1.40%
 Expenses excluding waiver and payments by affiliate ....................       1.79% d      2.01%       1.69%     1.68%
 Net investment loss ....................................................     (1.49)% d    (1.81)%     (1.01)%    (.88)%
Portfolio turnover rate .................................................      77.03%      182.71%     141.03%   198.78%




aBased on average shares outstanding.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the year May 1, 2000 (inception date) to April 30, 2001.
dAnnualized.




54 |  Semiannual Report

Franklin Strategic Series
FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN TECHNOLOGY FUND  (CONTINUED)

                                                                          -----------------------------------------------
                                                                          SIX MONTHS ENDED
                                                                          OCTOBER 31, 2003        YEAR ENDED APRIL 30,
CLASS B                                                                     (UNAUDITED)       2003        2002      2001C
                                                                          -----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................................       $3.14        $4.32       $6.37    $10.00
                                                                          -----------------------------------------------
Income from investment operations:
 Net investment income (loss)a ..........................................        (.04)        (.15)       (.08)     (.13)
 Net realized and unrealized gain (losses) ..............................        1.24        (1.03)      (1.97)    (3.50)
                                                                          -----------------------------------------------
Total from investment operations ........................................        1.20        (1.18)      (2.05)    (3.63)
                                                                          -----------------------------------------------
Net asset value, end of period ..........................................       $4.34        $3.14       $4.32    $ 6.37
                                                                          -----------------------------------------------

Total returnb ...........................................................      38.54%     (27.31)%    (32.18)%  (36.30)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................................      $5,092       $2,922      $4,189    $5,877
Ratios to average net assets:
 Expenses ...............................................................       2.45%d       2.66%       2.30%     2.03%
 Expenses excluding waiver and payments by affiliate ....................       2.45%d       2.66%       2.33%     2.31%
 Net investment loss ....................................................     (2.15)%d     (2.46)%     (1.62)%   (1.51)%
Portfolio turnover rate .................................................      77.03%      182.71%     141.03%   198.78%




aBased on average shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the year May 1, 2000 (inceptiondate) to April 30, 2001.
dAnnualized.




                                                          Semiannual Report | 55

Franklin Strategic Series

FRANKLIN TECHNOLOGY FUND  (CONTINUED)

                                                                          -----------------------------------------------
                                                                          SIX MONTHS ENDED
                                                                          OCTOBER 31, 2003        YEAR ENDED APRIL 30,
CLASS C                                                                     (UNAUDITED)       2003        2002      2001C
                                                                          -----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................................       $3.13        $4.30       $6.36    $10.00
                                                                          -----------------------------------------------
Income from investment operations:
 Net investment income (loss) a .........................................        (.04)        (.12)       (.08)     (.13)
 Net realized and unrealized gains (losses) .............................        1.24        (1.05)      (1.98)    (3.51)
                                                                          -----------------------------------------------
Total from investment operations ........................................        1.20        (1.17)      (2.06)    (3.64)
                                                                          -----------------------------------------------
Net asset value, end of period ..........................................       $4.33        $3.13       $4.30    $ 6.36
                                                                          -----------------------------------------------

Total return b ..........................................................      38.34%     (27.21)%    (32.39)%  (36.40)%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................................     $11,365       $8,545     $10,169   $13,471
Ratios to average net assets:
 Expenses ...............................................................       2.45% d      2.66%       2.29%     2.04%
 Expenses excluding waiver and payments by affiliate ....................       2.45% d      2.66%       2.32%     2.32%
 Net investment loss ....................................................     (2.15)% d    (2.46)%     (1.64)%   (1.53)%
Portfolio turnover rate .................................................      77.03%      182.71%     141.03%   198.78%




aBased on average shares outstanding.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the year May 1, 2000 (inception date) to April 30, 2001.
dAnnualized.




56 |  Semiannual Report

Franklin Strategic Series

FRANKLIN TECHNOLOGY FUND  (CONTINUED)

                                                                                     ---------------------------------------
                                                                                     SIX MONTHS ENDED
                                                                                     OCTOBER 31, 2003  YEAR ENDED APRIL 30,
CLASS R                                                                                (UNAUDITED)        2003        2002C
                                                                                     ---------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........................................             $3.19       $4.36       $5.33
                                                                                     ---------------------------------------
Income from investment operations:
 Net investment income (loss) a ................................................              (.03)       (.06)       (.03)
 Net realized and unrealized gains (losses) ....................................              1.26       (1.11)       (.94)
                                                                                     ---------------------------------------
Total from investment operations ...............................................              1.23       (1.17)       (.97)
                                                                                     ---------------------------------------
Net asset value, end of period .................................................             $4.42       $3.19       $4.36
                                                                                     ---------------------------------------

Total return b .................................................................            38.99%    (27.06)%    (18.20)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............................................            $1,152        $380         $18
Ratios to average net assets:
 Expenses ......................................................................             1.96% d     2.17%       1.70% d
 Expenses excluding waiver and payments by affiliate ...........................             1.96% d     2.17%       1.73% d
 Net investment loss ...........................................................           (1.66)% d   (1.97)%     (1.83)% d
Portfolio turnover rate ........................................................            77.03%     182.71%     141.03%




aBased on average shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the period January 2, 2002 (effective date) to April 30, 2002.
dAnnualized.


                                                          Semiannual Report | 57

Franklin Strategic Series

FRANKLIN TECHNOLOGY FUND  (CONTINUED)

                                                                          -------------------------------------------------
                                                                          SIX MONTHS ENDED
                                                                          OCTOBER 31, 2003        YEAR ENDED APRIL 30,
ADVISOR CLASS                                                               (UNAUDITED)       2003        2002      2001C
                                                                          -------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................................       $3.22        $4.39       $6.43      $10.00
                                                                          -------------------------------------------------
Income from investment operations:
 Net investment income (loss)a ..........................................        (.02)        (.01)       (.04)       (.05)
 Net realized and unrealized gains (losses) .............................        1.29        (1.16)      (2.00)      (3.52)
                                                                          -------------------------------------------------
Total from investment operations ........................................        1.27        (1.17)      (2.04)      (3.57)
                                                                          -------------------------------------------------
Net asset value, end of period ..........................................       $4.49        $3.22       $4.39      $ 6.43
                                                                          -------------------------------------------------

Total returnb ...........................................................      39.44%     (26.65)%    (31.62)%    (35.80)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................................     $14,649      $10,438     $10,668     $11,911
Ratios to average net assets:
 Expenses ...............................................................       1.46%d       1.67%       1.31%       1.05%
 Expenses excluding waiver and payments by affiliate ....................       1.46%d       1.67%       1.34%       1.33%
 Net investment loss ....................................................     (1.16)%d     (1.47)%      (.67)%      (.55)%
Portfolio turnover rate .................................................      77.03%      182.71%     141.03%     198.78%




aBased on average shares outstanding.
bTotal return is not annualized for periods less than one year.
cFor the year May 1, 2000 (inception date) to April 30, 2001.
dAnnualized.




58 |  See notes to financial statements.  |  Semiannual Report

Franklin Strategic Series

--------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TECHNOLOGY FUND                                                       COUNTRY      SHARES/WARRANTS     VALUE
--------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS 90.0%
  COMMERCIAL SERVICES 1.3%
a Aquantive Inc. ........................................................      United States        79,100   $     830,550
                                                                                                             -------------
  CONSUMER DURABLES 1.6%
a Electronic Arts Inc. ..................................................      United States         5,900         584,336
  Sony Corp., ADR .......................................................          Japan            11,400         401,280
                                                                                                             -------------
                                                                                                                   985,616
                                                                                                             -------------
  CONSUMER SERVICES .9%
a eBay Inc. .............................................................      United States        10,700         598,558
                                                                                                             -------------
  ELECTRONIC TECHNOLOGY 57.3%
a Advanced Fibre Communications Inc. ....................................      United States        22,600         543,982
a Agere Systems Inc., B .................................................      United States       317,700       1,077,003
a Alcatel SA, ADR .......................................................         France            63,300         834,294
a Altera Corp. ..........................................................      United States        39,400         797,062
a Analog Devices Inc. ...................................................      United States        23,500       1,041,755
a Applied Materials Inc. ................................................      United States        37,900         885,723
a Arris Group Inc. ......................................................      United States        71,900         431,400
a ASML Holding NV .......................................................       Netherlands         47,200         819,205
a Avocent Corp. .........................................................      United States        36,200       1,368,360
a Cisco Systems Inc. ....................................................      United States        34,800         730,104
a Dell Inc. .............................................................      United States        30,100       1,087,212
a EMC Corp. .............................................................      United States        86,400       1,195,776
a Extreme Networks Inc. .................................................      United States        65,000         559,000
  Hewlett-Packard Co. ...................................................      United States        22,600         504,206
a Integrated Circuit Systems Inc. .......................................      United States        24,800         832,536
  Intel Corp. ...........................................................      United States        23,000         760,150
  Intersil Corp. ........................................................      United States        25,200         649,908
a Jabil Circuit Inc. ....................................................      United States        29,900         832,715
a Juniper Networks Inc. .................................................      United States        37,700         678,223
a Komag Inc. ............................................................      United States        15,300         288,558
  Linear Technology Corp. ...............................................      United States        22,700         967,247
a Logitech International SA, ADR ........................................       Switzerland         16,500         657,030
a Lucent Technologies Inc. ..............................................      United States       213,300         682,560
a Marvell Technology Group Ltd. .........................................         Bermuda           21,300         934,431
  Maxim Integrated Products Inc. ........................................      United States        13,200         656,172
a McDATA Corp., A .......................................................      United States        62,800         648,724
  Microchip Technology Inc. .............................................      United States        34,000       1,112,140
  Motorola Inc. .........................................................      United States        53,900         729,267
a National Semiconductor Corp. ..........................................      United States        28,200       1,145,766
a NetScreen Technologies Inc. ...........................................      United States        31,500         838,530
a Network Appliance Inc. ................................................      United States        37,600         927,968
  Nokia Corp., ADR ......................................................         Finland           47,400         805,326
A OmniVision Technologies Inc. ..........................................      United States        10,300         585,040
a QLogic Corp. ..........................................................      United States        12,200         683,810
  Qualcomm Inc. .........................................................      United States        16,500         783,750
  STMicroelectronics NV, N.Y. shs. ......................................       Netherlands         22,300         594,072
a Storage Technology Corp. ..............................................      United States        24,200         583,220
a Synopsys Inc. .........................................................      United States        34,800       1,103,856


                                                         Semiannual Report  | 59

Franklin Strategic Series
STATEMENT OF INVESTMENTS, OCTOBER 31, 2003 (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TECHNOLOGY FUND                                                       COUNTRY      SHARES/WARRANTS     VALUE
--------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS (CONT.)
  ELECTRONIC TECHNOLOGY (CONT.)
a Taiwan Semiconductor Manufacturing Co, Ltd., wts., 8/16/05 ............         Taiwan           561,790   $   1,107,871
  Tektronix Inc. ........................................................      United States        23,000         590,410
a Telefonaktiebolaget LM Ericsson AB, B, ADR ............................         Sweden            34,300         585,844
a Trimble Navigation Ltd. ...............................................      United States        27,100         749,315
a Varian Semiconductor Equipment Associates Inc. ........................      United States        18,800         908,980
a Vitesse Semiconductor Corp. ...........................................      United States        90,700         638,528
a Xilinx Inc. ...........................................................      United States        31,200         989,040
                                                                                                             -------------
                                                                                                                35,926,069
                                                                                                             -------------
  RETAIL TRADE 1.4%
a Interactive Corp. .....................................................      United States        23,900         877,369
                                                                                                             -------------
  TECHNOLOGY SERVICES 27.5%
a Accenture Ltd., A .....................................................         Bermuda           32,800         767,520
  Adobe Systems Inc. ....................................................      United States        19,400         850,496
a Affiliated Computer Services Inc., A ..................................      United States        14,100         689,913
a Anteon International Corp. ............................................      United States        18,300         624,762
  Autodesk Inc. .........................................................      United States        41,100         791,175
a BEA Systems Inc. ......................................................      United States        66,600         925,740
a Cognizant Technology Solutions Corp., A ...............................      United States        11,200         508,368
a Cognos Inc. ...........................................................         Canada            27,200         937,584
  First Data Corp. ......................................................      United States        14,300         510,510
a Hewitt Associates Inc. ................................................      United States        29,800         765,860
a InfoSpace Inc. ........................................................      United States        19,100         498,128
  International Business Machines Corp. .................................      United States         6,700         599,516
a Intuit Inc. ...........................................................      United States        15,200         759,696
a Macromedia Inc. .......................................................      United States        32,700         624,897
a Mercury Interactive Corp. .............................................      United States        11,600         538,704
  Microsoft Corp. .......................................................      United States        37,500         980,625
a Oracle Corp. ..........................................................      United States        48,800         583,648
  SAP AG, ADR ...........................................................         Germany           25,700         939,078
a Symantec Corp. ........................................................      United States        13,100         873,115
a Verint Systems Inc. ...................................................      United States        37,500         843,000
a VeriSign Inc. .........................................................      United States        39,000         618,930
a Veritas Software Corp. ................................................      United States        15,600         563,940
a Verity Inc. ...........................................................      United States        35,600         500,180
a Yahoo! Inc. ...........................................................      United States        21,740         950,038
                                                                                                             -------------
                                                                                                                17,245,423
                                                                                                             -------------
  TOTAL COMMON STOCKS AND WARRANTS (COST $41,433,136) ...................                                       56,463,585
                                                                                                             -------------
  SHORT TERM INVESTMENTS (COST $5,958,517) 9.5%
b Franklin Institutional Fiduciary Trust Money
   Market Portfolio .....................................................     United States      5,958,517   $   5,958,517
                                                                                                             -------------
  TOTAL INVESTMENTS (COST $47,391,653) 99.5% ............................                                       62,422,102
  OTHER ASSETS, LESS LIABILITIES .5% ....................................                                          317,124
                                                                                                             -------------
  NET ASSETS 100.0% .....................................................                                    $  62,739,226
                                                                                                             -------------




aNon-income producing.
bSee Note 6 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

60 |  See notes to financial statements.  |  Semiannual Report

Franklin Strategic Series

FINANCIAL STATEMENTS


STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2003 (unaudited)

                                                                      -------------------------------------------------------
                                                                         FRANKLIN          FRANKLIN GLOBAL        FRANKLIN
                                                                      BIOTECHNOLOGY        COMMUNICATIONS       GLOBAL HEALTH
                                                                      DISCOVERY FUND             FUND             CARE FUND
                                                                      -------------------------------------------------------
Assets:
 Investments in securities:
  Cost ..............................................................  $ 483,190,104        $  70,202,377        $101,719,862
                                                                       ------------------------------------------------------
Value (including $64,358,330 of
securities loaned for Franklin Biotechnology
Discovery Fund (Note 1f) ............................................    611,117,669           76,885,695         112,722,805
 Foreign currency, at value and cost ................................             --               38,164                  --
 Repurchase agreements, at value and cost ...........................     64,359,906                   --                  --
 Receivables:
  Investment securities sold ........................................             --              926,394           2,708,679
  Capital shares sold ...............................................        596,063               17,075              62,401
  Dividends and interest ............................................        124,216               54,789              63,698
 Deposits with broker for securities sold short .....................        387,594                   --                  --
                                                                       ------------------------------------------------------
      Total assets ..................................................    676,585,448           77,922,117         115,557,583
                                                                       ------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...................................      6,645,845            2,108,470           2,829,248
  Capital shares redeemed ...........................................      1,631,591              196,908             220,197
  Affiliates ........................................................      1,046,013              116,844             167,050
  Shareholders ......................................................         90,865               62,237              58,563
  Collateral on securities loaned ...................................     64,359,906                   --                  --
 Other liabilities ..................................................         92,035               14,256              26,042
                                                                       ------------------------------------------------------
      Total liabilities .............................................     73,866,255            2,498,715           3,301,100
                                                                       ------------------------------------------------------
        Net assets, at value ........................................  $ 602,719,193        $  75,423,402        $112,256,483
                                                                       ------------------------------------------------------
Net assets consist of:
 Undistributed net investment income ................................  $  (3,623,148)       $    (110,284)       $   (436,121)
 Net unrealized appreciation (depreciation) .........................    127,931,130            6,683,904          11,003,155
 Accumulated net realized gain (loss) ...............................   (510,502,865)        (131,831,450)        (35,944,289)
 Capital shares .....................................................    988,914,076          200,681,232         137,633,738
                                                                       ------------------------------------------------------
        Net assets, at value ........................................  $ 602,719,193        $  75,423,402        $112,256,483
                                                                       ------------------------------------------------------


                                                          Semiannual Report | 61

Franklin Strategic Series

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2003 (unaudited)

                                                                      -------------------------------------------------------
                                                                         FRANKLIN          FRANKLIN GLOBAL        FRANKLIN
                                                                      BIOTECHNOLOGY        COMMUNICATIONS       GLOBAL HEALTH
                                                                      DISCOVERY FUND             FUND             CARE FUND
                                                                      -------------------------------------------------------
CLASS A:
 Net assets, at value ...............................................   $602,719,193          $63,380,574         $80,931,117
                                                                       ------------------------------------------------------
 Shares outstanding .................................................     13,320,267            8,648,245           4,577,297
                                                                       ------------------------------------------------------
 Net asset value per share a ........................................         $45.25                $7.33              $17.68
                                                                       ------------------------------------------------------
 Maximum offering price per share
(net asset value per share (DIVIDE) 94.25%) .........................         $48.01                $7.78              $18.76
                                                                       ------------------------------------------------------
CLASS B:
 Net assets, at value ...............................................             --          $ 3,243,612         $10,320,347
                                                                       ------------------------------------------------------
 Shares outstanding .................................................             --              459,198             604,744
                                                                       ------------------------------------------------------
 Net asset value and maximum offering price per share a .............             --                $7.06              $17.07
                                                                       ------------------------------------------------------
CLASS C:
 Net assets, at value ...............................................             --          $ 8,799,216         $21,005,019
                                                                       ------------------------------------------------------
 Shares outstanding .................................................             --            1,243,648           1,242,634
                                                                       ------------------------------------------------------
 Net asset value per share a ........................................             --                $7.08              $16.90
                                                                       ------------------------------------------------------
 Maximum offering price per share
(net asset value per share (DIVIDE) 99%) ............................             --                $7.15              $17.07
                                                                       ------------------------------------------------------


aRedemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the Fund for Franklin Biotechnology Discovery Fund.


62 |  Semiannual Report

Franklin Strategic Series

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2003 (unaudited)

                                                                                           -------------------------------
                                                                                              FRANKLIN          FRANKLIN
                                                                                               NATURAL         TECHNOLOGY
                                                                                           RESOURCES FUND         FUND
                                                                                           -------------------------------
Assets:
 Investments in securities:
Cost ....................................................................................     $40,736,270     $ 47,391,653
                                                                                           -------------------------------
Value ...................................................................................      44,911,995       62,422,102
 Cash ...................................................................................              --          142,041
 Receivables:
Investment securities sold ..............................................................              --        1,449,484
Capital shares sold .....................................................................         244,083           42,564
Dividends and interest ..................................................................          25,287           11,293
                                                                                           -------------------------------
Total assets ............................................................................      45,181,365       64,067,484
                                                                                           -------------------------------
Liabilities:
 Payables:
Investment securities purchased .........................................................         540,346        1,172,216
Capital shares redeemed .................................................................          85,495           10,919
Affiliates ..............................................................................          57,625          104,153
Shareholders ............................................................................          60,370           16,105
 Other liabilities ......................................................................          23,161           24,865
                                                                                           -------------------------------
Total liabilities .......................................................................         766,997        1,328,258
                                                                                           -------------------------------
        Net assets, at value ............................................................     $44,414,368     $ 62,739,226
                                                                                           -------------------------------
Net assets consist of:
 Undistributed net investment income ....................................................     $   (11,648)    $   (412,639)
 Net unrealized appreciation (depreciation) .............................................       4,176,075       15,030,449
 Accumulated net realized gain (loss) ...................................................      (7,552,972)     (67,118,142)
 Capital shares .........................................................................      47,802,913      115,239,558
                                                                                           -------------------------------
        Net assets, at value ............................................................     $44,414,368     $ 62,739,226
                                                                                           -------------------------------


                                                          Semiannual Report | 63

Franklin Strategic Series

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2003 (unaudited)

                                                                                           -------------------------------
                                                                                              FRANKLIN          FRANKLIN
                                                                                               NATURAL         TECHNOLOGY
                                                                                           RESOURCES FUND         FUND
                                                                                           -------------------------------
CLASS A:
 Net assets, at value ...................................................................     $43,977,170      $30,481,985
                                                                                           -------------------------------
 Shares outstanding .....................................................................       2,829,117        6,870,345
                                                                                           -------------------------------
 Net asset value per share a ............................................................          $15.54            $4.44
                                                                                           -------------------------------
 Maximum offering price per share (net asset value per share (DIVIDE) 94.25%) ...........          $16.49            $4.71
                                                                                           -------------------------------
CLASS B:

 Net assets, at value ...................................................................              --      $ 5,091,945
                                                                                           -------------------------------
 Shares outstanding .....................................................................              --        1,172,021
                                                                                           -------------------------------
 Net asset value and maximum offering price per share a .................................              --            $4.34
                                                                                           -------------------------------
CLASS C:

 Net assets, at value ...................................................................              --      $11,365,030
                                                                                           -------------------------------
 Shares outstanding .....................................................................              --        2,623,763
                                                                                           -------------------------------
 Net asset value per share a ............................................................              --            $4.33
                                                                                           -------------------------------
 Maximum offering price per share (net asset value per share (DIVIDE) 99%) ..............              --            $4.37
                                                                                           -------------------------------
CLASS R:

 Net assets, at value ...................................................................              --      $ 1,151,708
                                                                                           -------------------------------
 Shares outstanding .....................................................................              --          260,334
                                                                                           -------------------------------
 Net asset value and maximum offering price per share a .................................              --            $4.42
                                                                                           -------------------------------
ADVISOR CLASS:

 Net assets, at value ...................................................................     $   437,197      $14,648,558
                                                                                           -------------------------------
 Shares outstanding .....................................................................          27,073        3,264,821
                                                                                           -------------------------------
 Net asset value and maximum offering price per share ...................................          $16.15            $4.49
                                                                                           -------------------------------



aRedemption price is equal to net asset value less any applicable contingent deferred sales charge.




64 |  See notes to financial statements.  |  Semiannual Report

Franklin Strategic Series

STATEMENTS OF OPERATIONS
for the six months ended October 31, 2003 (unaudited)

                                                                         ---------------------------------------------------
                                                                            FRANKLIN        FRANKLIN GLOBAL      FRANKLIN
                                                                         BIOTECHNOLOGY      COMMUNICATIONS     GLOBAL HEALTH
                                                                         DISCOVERY FUND           FUND           CARE FUND
                                                                         ---------------------------------------------------
Investment income:
 (Net of foreign taxes $21,971, $14,450, $12,484)
 Dividends ............................................................... $    271,119       $   465,817      $   469,715
 Interest ................................................................      146,518                --               --
                                                                           -----------------------------------------------
      Total investment income ............................................      417,637           465,817          469,715
                                                                           -----------------------------------------------
Expenses:
 Management fees (Note 3) ................................................    1,427,462           215,099          336,882
 Administrative fees (Note 3) ............................................      420,975                --               --
 Distribution fees (Note 3)
  Class A ................................................................      702,888            76,599          101,190
  Class B ................................................................           --            15,526           50,597
  Class C ................................................................           --            41,883          104,660
 Transfer agent fees (Note 3) ............................................    1,329,453           188,845          255,285
 Custodian fees ..........................................................        7,881             5,156            4,350
 Reports to shareholders .................................................      106,414             9,271           20,514
 Registration and filing fees ............................................       14,042            13,736           18,256
 Professional fees .......................................................       19,702             8,093            9,495
 Trustees' fees and expenses .............................................        4,631               460              644
 Other ...................................................................        7,337             1,433            3,963
                                                                           -----------------------------------------------
      Total expenses .....................................................    4,040,785           576,101          905,836
                                                                           -----------------------------------------------
        Net investment income (loss) .....................................   (3,623,148)         (110,284)        (436,121)
                                                                           -----------------------------------------------
Realized and unrealized gains (losses): Net realized gain (loss) from:
 Investments .............................................................   (6,936,860)        2,297,573        5,778,114
 Foreign currency transactions ...........................................      (34,608)            3,294          (34,690)
                                                                           -----------------------------------------------
      Net realized gain (loss) ...........................................   (6,971,468)        2,300,867        5,743,424
Net unrealized appreciation (depreciation) on:
 Investments .............................................................  119,582,070        12,599,447        8,448,041
 Translation of assets and liabilities denominated in foreign currencies           (332)           (1,148)           1,373
                                                                           -----------------------------------------------
     Net unrealized appreciation (depreciation) ..........................  119,581,738        12,598,299        8,449,414
                                                                           -----------------------------------------------
Net realized and unrealized gain (loss) ..................................  112,610,270        14,899,166       14,192,838
                                                                           -----------------------------------------------
Net increase (decrease) in net assets resulting from operations .......... $108,987,122       $14,788,882      $13,756,717
                                                                           -----------------------------------------------


                                                          Semiannual Report | 65

Franklin Strategic Series

STATEMENTS OF OPERATIONS (CONTINUED)
for the six months ended October 31, 2003 (unaudited)

                                                                                          ---------------------------------
                                                                                                                FRANKLIN
                                                                                          FRANKLIN NATURAL     TECHNOLOGY
                                                                                           RESOURCES FUND         FUND
                                                                                          ---------------------------------
Investment income:
 Dividends ............................................................................        $  236,656      $    76,723
                                                                                          ---------------------------------
Expenses:
 Management fees (Note 3) .............................................................           135,457          137,042
 Administrative fees (Note 3) .........................................................                --           51,869
 Distribution fees (Note 3)
  Class A .............................................................................            77,728           40,722
  Class B .............................................................................                --           19,395
  Class C .............................................................................                --           48,142
  Class R .............................................................................                --            1,659
 Transfer agent fees (Note 3) .........................................................            64,087          144,544
 Custodian fees .......................................................................               571              447
 Reports to shareholders ..............................................................             9,988           11,408
 Registration and filing fees .........................................................            11,815           24,007
 Professional fees ....................................................................             7,637            8,937
 Trustees' fees and expenses ..........................................................               304              382
 Other ................................................................................               561              808
                                                                                          ---------------------------------
      Total expenses ..................................................................           308,148          489,362
                                                                                          ---------------------------------
        Net investment income (loss) ..................................................           (71,492)        (412,639)
                                                                                          ---------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .........................................................................          (914,923)       5,237,445
  Foreign currency transactions .......................................................             2,511           (6,007)
                                                                                          ---------------------------------
      Net realized gain (loss) ........................................................          (912,412)       5,231,438
Net unrealized appreciation (depreciation) on:
 Investments ..........................................................................         6,868,891       11,863,083
 Translation of assets and liabilities denominated in foreign currencies ..............               137               --
                                                                                          ---------------------------------
      Net unrealized appreciation (depreciation) ......................................         6,869,028       11,863,083
                                                                                          ---------------------------------
Net realized and unrealized gain (loss) ...............................................         5,956,616       17,094,521
                                                                                          ---------------------------------
Net increase (decrease) in net assets resulting from operations .......................        $5,885,124      $16,681,882
                                                                                          ---------------------------------

66 |  See notes to financial statements.  |  Semiannual Report

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended October 31, 2003 (unaudited) and the year ended April 30, 2003

                                                 -------------------------------------------------------------------------
                                                       FRANKLIN BIOTECHNOLOGY                     FRANKLIN GLOBAL
                                                            DISCOVERY FUND                      COMMUNICATIONS FUND
                                                 -------------------------------------------------------------------------
                                                 SIX MONTHS ENDED      YEAR ENDED        SIX MONTHS ENDED     YEAR ENDED
                                                 OCTOBER 31, 2003    APRIL 30, 2003      OCTOBER 31, 2003   APRIL 30, 2003
                                                 -------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ..................   $ (3,623,148)   $  (6,466,534)          $  (110,284)    $   (120,629)
  Net realized gain (loss) from investments and
   foreign currency transactions ................     (6,971,468)    (211,873,932)            2,300,867      (29,382,009)
  Net unrealized appreciation (depreciation)
   on investments and translation of assets and
   liabilities denominated in foreign currencies     119,581,738      118,578,715            12,598,299       15,991,733
                                                 -------------------------------------------------------------------------
        Net increase (decrease) in net assets
         resulting from operations ..............    108,987,122      (99,761,751)           14,788,882      (13,510,905)
 Capital share transactions: (Note 2)
  Class A .......................................    (16,374,818)     (92,320,693)           (2,787,049)     (15,475,346)
  Class B .......................................             --               --               (76,678)        (443,907)
  Class C .......................................             --               --              (291,220)      (1,599,187)
                                                 -------------------------------------------------------------------------
 Total capital share transactions ...............    (16,374,818)     (92,320,693)           (3,154,947)     (17,518,440)
Net increase (decrease) in net assets ...........     92,612,304     (192,082,444)           11,633,935      (31,029,345)
Net assets:
 Beginning of period ............................    510,106,889      702,189,333            63,789,467       94,818,812
                                                 -------------------------------------------------------------------------
  End of period .................................   $602,719,193    $ 510,106,889           $75,423,402     $ 63,789,467
                                                 -------------------------------------------------------------------------
Undistributed net investment income included in
 net assets:
  End of period .................................   $ (3,623,148)   $          --           $  (110,284)    $         --
                                                 -------------------------------------------------------------------------


                                                          Semiannual Report | 67

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the six months ended October 31, 2003 (unaudited) and the year ended April 30, 2003

                                                 -------------------------------------------------------------------------
                                                           FRANKLIN GLOBAL                        FRANKLIN NATURAL
                                                           HEALTH CARE FUND                        RESOURCES FUND
                                                 -------------------------------------------------------------------------
                                                 SIX MONTHS ENDED      YEAR ENDED        SIX MONTHS ENDED     YEAR ENDED
                                                 OCTOBER 31, 2003     APRIL 30, 2003     OCTOBER 31, 2003   APRIL 30, 2003
                                                 -------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
 Net investment income (loss) ...................  $   (436,121)     $   (823,892)          $   (71,492)    $     58,702
 Net realized gain (loss)
from investments and
foreign currency transactions ...................      5,743,424      (40,853,224)             (912,412)      (1,016,332)
 Net unrealized appreciation
(depreciation) on   investments
and translation of assets and
  liabilities denominated in
  foreign currencies ............................      8,449,414        7,279,007             6,869,028      (12,295,254)
                                                 -------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations .......................     13,756,717      (34,398,109)            5,885,124      (13,252,884)
 Distributions to shareholders from:
Net investment income:
 Class A ........................................             --               --                    --         (145,667)
 Advisor Class ..................................             --               --                    --          (80,937)
Net realized gains:
 Class A ........................................             --       (2,674,746)                   --               --
 Class B ........................................             --         (339,302)                   --               --
 Class C ........................................             --         (727,804)                   --               --
 Advisor Class ..................................             --               --                    --               --
                                                 -------------------------------------------------------------------------
 Total distributions to shareholders ............             --       (3,741,852)                   --         (226,604)
 Capital share transactions: (Note 2)
 Class A ........................................     (3,114,503)      (8,772,226)           (1,359,993)      (7,768,563)
 Class B ........................................        222,709         (703,514)                   --               --
 Class C ........................................       (191,247)      (2,422,777)                   --               --
 Advisor Class ..................................             --               --               (85,951)     (10,544,938)
                                                 -------------------------------------------------------------------------
 Total capital share transactions ...............     (3,083,041)     (11,898,517)           (1,445,944)     (18,313,501)
Net increase (decrease) in net assets ...........     10,673,676      (50,038,478)            4,439,180      (31,792,989)
Net assets:
 Beginning of period ............................    101,582,807      151,621,285            39,975,188       71,768,177
                                                 -------------------------------------------------------------------------
          End of period .........................   $112,256,483     $101,582,807           $44,414,368     $ 39,975,188
                                                 -------------------------------------------------------------------------
Undistributed net
investment income
included   in net assets:
End of period ...................................   $   (436,121)    $         --           $   (11,648)    $     59,844
                                                 -------------------------------------------------------------------------




68 |  Semiannual Report

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the six months ended October 31, 2003 (unaudited) and the year ended April 30, 2003

                                                                                        ---------------------------------
                                                                                             FRANKLIN TECHNOLOGY FUND
                                                                                        ---------------------------------
                                                                                        SIX MONTHS ENDED     YEAR ENDED
                                                                                        OCTOBER 31, 2003   APRIL 30, 2003
                                                                                        ---------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income (loss) .........................................................     $ (412,639)     $   (756,048)
Net realized gain (loss) from investments and foreign currency transactions ..........      5,231,438       (21,725,672)
Net unrealized appreciation (depreciation) on investments ............................     11,863,083         8,402,626
                                                                                        ---------------------------------
     Net increase (decrease) in net assets resulting from operations .................     16,681,882       (14,079,094)
 Capital share transactions: (Note 2)
Class A ..............................................................................      2,423,018           968,409
Class B ..............................................................................        929,437          (179,826)
Class C ..............................................................................       (248,724)        1,066,660
Class R ..............................................................................        567,151           339,557
Advisor Class ........................................................................         84,655         2,896,244
                                                                                        ---------------------------------
 Total capital share transactions ....................................................      3,755,537         5,091,044
     Net increase (decrease) in net assets ...........................................     20,437,419        (8,988,050)
Net assets:
 Beginning of period .................................................................     42,301,807        51,289,857
                                                                                        ---------------------------------
 End of period .......................................................................    $62,739,226      $ 42,301,807
                                                                                        ---------------------------------
Undistributed net investment income included in net assets:
 End of period .......................................................................    $  (412,639)     $         --
                                                                                        ---------------------------------


                     Semiannual Report | See notes to financial statements. | 69

Franklin Strategic Series
NOTES TO FINANCIAL STATEMENTS

Franklin Strategic Series
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of thirteen separate series. All funds included in this report (the Funds) are non-diversified. The investment objectives of the Funds are:

  ------------------------------------------------------------------------------
  CAPITAL GROWTH                             TOTAL RETURN
  ------------------------------------------------------------------------------
  Franklin Biotechnology Discovery Fund      Franklin Global Communications Fund
  Franklin Global Health Care Fund           Franklin Natural Resources Fund
  Franklin Technology Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements, which are accounted for as a loan by the Funds to the seller, collateralized by securities which are delivered to the Funds' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At October 31, 2003, all repurchase agreements held by the Fund had been entered into on the last business day of the month.


70 |  Semiannual Report

Franklin Strategic Series
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FOREIGN CURRENCY CONTRACTS
When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

E. SECURITIES SOLD SHORT

The Franklin Biotechnology Discovery Fund can engage in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. A gain limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

F. SECURITIES LENDING

The Franklin Biotechnology Discovery Fund loans securities to certain brokers for which it received cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The Fund received interest income of $90,128 from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

G. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.


                                                         Semiannual Report  | 71

Franklin Strategic Series
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income, dividends declared on securities sold short, and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income (loss), other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

J. REDEMPTION FEES

The Franklin Biotechnology Discovery Fund may charge a 2% redemption fee to market timers who redeem shares held for less than 90 days. Such fees are retained by the Fund and accounted for as additional paid in capital. For the period ended October 31, 2003, the Fund charged no redemption fees.

K. GUARANTEES AND INDEMNIFICATIONS

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

72 |  Semiannual Report

Franklin Strategic Series
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST
The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

----------------------------------------------------------------------------------------------------------------
                                                                                      CLASS A, CLASS B, CLASS C,
 CLASS A                  CLASS A & ADVISOR CLASS   CLASS A, CLASS B & CLASS C         CLASS R & ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------
 Franklin Biotechnology   Franklin Natural          Franklin Global                   Franklin Technology Fund
  Discovery Fund           Resources Fund            Communications Fund
                                                    Franklin Global Health Care Fund


At October 31, 2003, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                          -------------------------------------------------------
                                          FRANKLIN BIOTECHNOLOGY               FRANKLIN GLOBAL
                                              DISCOVERY FUND                 COMMUNICATIONS FUND
                                          SHARES         AMOUNT             SHARES         AMOUNT
                                          -------------------------------------------------------
CLASS A SHARES:
Six months ended October 31, 2003
 Shares sold .........................  1,350,599    $  58,554,064          667,039   $  4,554,545
 Shares redeemed ..................... (1,720,602)     (74,928,882)      (1,086,409)    (7,341,594)
                                       ------------------------------------------------------------
 Net increase (decrease) .............   (370,003)   $ (16,374,818)        (419,370)  $ (2,787,049)
                                       ------------------------------------------------------------
Year ended April 30, 2003
 Shares sold .........................  1,954,822    $  67,774,336        4,411,790   $ 25,589,594
 Shares redeemed ..................... (4,702,064)    (160,095,029)      (7,105,917)   (41,064,940)
                                       ------------------------------------------------------------
 Net increase (decrease) ............. (2,747,242)   $ (92,320,693)      (2,694,127)  $(15,475,346)
                                       ------------------------------------------------------------
CLASS B SHARES:
Six months ended October 31, 2003
 Shares sold .........................                                       49,354   $    315,447
 Shares redeemed .....................                                      (59,505)      (392,125)
                                                                         --------------------------
 Net increase (decrease) .............                                      (10,151)  $    (76,678)
                                                                         --------------------------
Year ended April 30, 2003
 Shares sold .........................                                       80,700   $    448,273
                                                                         --------------------------
 Shares redeemed .....................                                     (162,127)      (892,180)
                                                                         --------------------------
 Net increase (decrease) .............                                      (81,427)  $   (443,907)
                                                                         --------------------------


                                                         Semiannual Report  | 73

Franklin Strategic Series
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                         --------------------------
                                                                              FRANKLIN GLOBAL
                                                                             COMMUNICATIONS FUND
                                                                         --------------------------
                                                                            SHARES         AMOUNT
                                                                         --------------------------
CLASS C SHARES:
Six months ended October 31, 2003
 Shares sold ...........................................................  118,933     $    753,890
 Shares redeemed ....................................................... (160,162)      (1,045,110)
                                                                         --------------------------
 Net increase (decrease) ...............................................  (41,229)    $   (291,220)
                                                                         --------------------------
Year ended April 30, 2003
 Shares sold ...........................................................  277,000     $  1,555,584
 Shares redeemed ....................................................... (570,667)      (3,154,771)
                                                                         --------------------------
 Net increase (decrease) ............................................... (293,667)    $ (1,599,187)
                                                                         --------------------------


                                          ---------------------------------------------------------------------
                                              FRANKLIN GLOBAL                          FRANKLIN NATURAL
                                             HEALTH CARE FUND                           RESOURCES FUND
                                          ---------------------------------------------------------------------
                                            SHARES               AMOUNT             SHARES           AMOUNT
                                          ---------------------------------------------------------------------
CLASS A SHARES:
Six months ended October 31, 2003
 Shares sold ...........................    477,696          $  8,137,252          645,906        $  9,660,455
 Shares issued in reinvestment
  of distributions .....................         18                   268               --                  --
 Shares redeemed .......................   (665,941)          (11,252,023)        (721,396)        (11,020,448)
                                         ----------------------------------------------------------------------
 Net increase (decrease) ...............   (188,227)         $ (3,114,503)         (75,490)       $ (1,359,993)
                                         ----------------------------------------------------------------------
Year ended April 30, 2003
 Shares sold ...........................  1,495,475          $ 24,113,588        1,167,278        $ 16,885,661
 Shares issued in reinvestment
  of distributions .....................    162,896             2,454,852            9,002             130,078
 Shares redeemed ....................... (2,183,406)          (35,340,666)      (1,696,090)        (24,784,302)
                                         ----------------------------------------------------------------------
 Net increase (decrease) ...............   (525,035)         $ (8,772,226)        (519,810)       $ (7,768,563)
                                         ----------------------------------------------------------------------
CLASS B SHARES:
Six months ended October 31, 2003
 Shares sold ...........................     56,569          $    947,691
 Shares issued in reinvestment
  of distributions .....................        (19)                 (278)
 Shares redeemed .......................    (43,001)             (724,704)
                                         ---------------------------------
 Net increase (decrease) ...............     13,549          $    222,709
                                         ---------------------------------
Year ended April 30, 2003
 Shares sold ...........................    122,114          $  1,963,082
 Shares issued in reinvestment
  of distributions .....................     20,619               301,865
 Shares redeemed .......................   (192,162)           (2,968,461)
                                         ---------------------------------
 Net increase (decrease) ...............    (49,429)         $   (703,514)
                                         ---------------------------------


74 |  Semiannual Report

Franklin Strategic Series
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                          -------------------------------------------------------
                                              FRANKLIN GLOBAL                  FRANKLIN NATURAL
                                             HEALTH CARE FUND                   RESOURCES FUND
                                          -------------------------------------------------------
                                          SHARES         AMOUNT             SHARES         AMOUNT
                                          -------------------------------------------------------
CLASS C SHARES:
Six months ended October 31, 2003
 Shares sold ...........................  139,517    $ 2,319,014
 Shares issued in reinvestment of
  distributions ........................       --             --
 Shares redeemed ....................... (151,960)    (2,510,261)
                                         -------------------------
 Net increase (decrease) ...............  (12,443)   $  (191,247)
                                         -------------------------
Year ended April 30, 2003
 Shares sold ...........................  266,472    $ 4,169,051
 Shares issued in reinvestment
of distributions .......................   46,724        677,971
 Shares redeemed ....................... (474,727)    (7,269,799)
                                         -------------------------
 Net increase (decrease) ............... (161,531)   $(2,422,777)
                                         -------------------------
ADVISOR CLASS SHARES:
Six months ended October 31, 2003
 Shares sold ...........................                                      2,974   $     46,972
 Shares redeemed .......................                                     (8,500)      (132,923)
                                                                         --------------------------
 Net increase (decrease) ...............                                     (5,526)  $    (85,951)
                                                                         --------------------------
Year ended April 30, 2003
 Shares sold ...........................                                    119,797   $  1,857,344
 Shares issued in reinvestment
of distributions .......................                                      5,374         80,346
 Shares redeemed .......................                                   (871,509)   (12,482,628)
                                                                         --------------------------
 Net increase (decrease) ...............                                   (746,338)  $(10,544,938)
                                                                         --------------------------


                                                                         --------------------------
                                                                                  FRANKLIN
                                                                               TECHNOLOGY FUND
                                                                         --------------------------
                                                                            SHARES         AMOUNT
                                                                         --------------------------
CLASS A SHARES:
Six months ended October 31, 2003
 Shares sold ...........................                                  2,304,167   $  8,925,777
 Shares redeemed .......................                                 (1,704,105)    (6,502,759)
                                                                         --------------------------
 Net increase (decrease) ...............                                    600,062   $  2,423,018
                                                                         --------------------------
Year ended April 30, 2003
 Shares sold ...........................                                  4,872,811   $ 15,318,382
 Shares redeemed .......................                                 (4,612,845)   (14,349,973)
                                                                         --------------------------
 Net increase (decrease) ...............                                    259,966   $    968,409
                                                                         --------------------------


                                                         Semiannual Report  | 75

Franklin Strategic Series
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)
                                             ---------------------------
                                                     FRANKLIN
                                                  TECHNOLOGY FUND
                                             ---------------------------
                                               SHARES         AMOUNT
                                             ---------------------------
CLASS B SHARES:
Six months ended October 31, 2003
 Shares sold ..............................    323,393     $  1,233,073
 Shares redeemed ..........................    (82,998)        (303,636)
                                             ---------------------------
 Net increase (decrease) ..................    240,395     $    929,437
                                             ---------------------------
Year ended April 30, 2003
 Shares sold ..............................    246,349     $    725,942
 Shares redeemed ..........................   (285,381)        (905,768)
                                             ---------------------------
 Net increase (decrease) ..................    (39,032)    $   (179,826)
                                             ---------------------------
CLASS C SHARES:
Six months ended October 31, 2003
 Shares sold ..............................    512,784     $  1,947,915
 Shares redeemed ..........................   (621,008)      (2,196,639)
                                             ---------------------------
 Net increase (decrease) ..................   (108,224)    $   (248,724)
                                             ---------------------------
Year ended April 30, 2003
 Shares sold ..............................  1,154,101     $  3,455,520
 Shares redeemed ..........................   (784,415)      (2,388,860)
                                             ---------------------------
 Net increase (decrease) ..................    369,686     $  1,066,660
                                             ---------------------------
CLASS R SHARES:
Six months ended October 31, 2003
 Shares sold ..............................    166,778     $    658,969
 Shares redeemed ..........................    (25,589)         (91,818)
                                             ---------------------------
 Net increase (decrease) ..................    141,189     $    567,151
                                             ---------------------------
Year ended April 30, 2003
 Shares sold ..............................    137,719     $    408,699
 Shares redeemed ..........................    (22,778)         (69,142)
                                             ---------------------------
 Net increase (decrease) ..................    114,941     $    339,557
                                             ---------------------------
ADVISOR CLASS SHARES:
Six months ended October 31, 2003
 Shares sold ..............................    150,291     $    568,401
 Shares redeemed ..........................   (123,380)        (483,746)
                                             ---------------------------
 Net increase (decrease) ..................     26,911     $     84,655
                                             ---------------------------
Year ended April 30, 2003
 Shares sold ..............................  1,270,368     $  4,284,926
 Shares redeemed ..........................   (459,991)      (1,388,682)
                                             ---------------------------
 Net increase (decrease) ..................    810,377     $  2,896,244
                                             ---------------------------

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, LLC (FT Services), and Franklin/Templeton Investor Services, LLC (Investor Services), the Funds' investment manager, principal underwriter, administrative manager and transfer agent, respectively.


76 |  Semiannual Report

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

All Funds, except the Franklin Technology Fund, pay an investment management fee to Advisers based on the average net assets of each Fund as follows:

  ANNUALIZED FEE RATE   DAILY NET ASSETS
  --------------------------------------
          .625%         First $100 million
          .500%         Over $100 million, up to and including $250 million
          .450%         Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

The Franklin Technology Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

  ANNUALIZED FEE RATE   DAILY NET ASSETS
  --------------------------------------
          .550%         First $500 million
          .450%         Over $500 million, up to and including $1 billion
          .400%         Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

The Franklin Biotechnology Discovery Fund pays an administrative fee to FT Services based on the average net assets of the Fund as follows:

  ANNUALIZED FEE RATE   DAILY NET ASSETS
  --------------------------------------
          .150%         First $200 million
          .135%         Over $200 million, up to and including $700 million
          .100%         Over $700 million, up to and including $1.2 billion
          .075%         Over $1.2 billion

Under an agreement with Advisers, FT Services provides administrative services to the Franklin Global Communications Fund, the Franklin Global Health Care Fund, and the Franklin Natural Resources Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Funds.

The Franklin Technology Fund pays an administrative fee to FT Services based on an annual rate of .20% of the Fund's average daily net assets.


                                                         Semiannual Report  | 77

Franklin Strategic Series
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)
The Funds reimburse Distributors for costs incurred in marketing the Funds' shares up to a certain percentage per year of their average daily net assets of each class as follows:

                         ------------------------------------------------------------------------------------------------------
                           FRANKLIN           FRANKLIN GLOBAL            FRANKLIN                FRANKLIN             FRANKLIN
                         BIOTECHNOLOGY        COMMUNICATIONS           GLOBAL HEALTH             NATURAL             TECHNOLOGY
                         DISCOVERY FUND             FUND                 CARE FUND            RESOURCES FUND            FUND
                         ------------------------------------------------------------------------------------------------------
Class A ................    .35%                    .25%                   .25%                    .35%                 .35%
Class B ................      --                   1.00%                  1.00%                      --                1.00%
Class C ................      --                   1.00%                  1.00%                      --                1.00%
Class R ................      --                      --                     --                      --                 .50%

The Franklin Biotechnology Discovery Fund reimburses up to .25% to Distributors when the Fund is closed and up to .35% when it is open to new investors.

Distributors received (paid) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                       --------------------------------------------------------------------------------------------------
                         FRANKLIN              FRANKLIN GLOBAL          FRANKLIN            FRANKLIN            FRANKLIN
                       BIOTECHNOLOGY           COMMUNICATIONS         GLOBAL HEALTH         NATURAL            TECHNOLOGY
                       DISCOVERY FUND                FUND               CARE FUND        RESOURCES FUND           FUND
                       --------------------------------------------------------------------------------------------------
Net commissions
 received (paid) .......   $111,165                $(9,064)              $(23,194)          $11,752            $(24,791)
Contingent deferred
 sales charges .........   $    616                $ 3,240               $ 12,499           $   321            $  5,613

The Funds paid transfer agent fees of $1,982,214 of which $1,267,953 was paid to Investor Services.

At October 31, 2003, Advisers and/or investment companies managed by Advisers owned 19.48% of the Franklin Technology Fund.

4. INCOME TAXES
At October 31, 2003, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                           ------------------------------------------------------------------------------------
                              FRANKLIN          FRANKLIN GLOBAL    FRANKLIN         FRANKLIN        FRANKLIN
                           BIOTECHNOLOGY         COMMUNICATIONS   GLOBAL HEALTH      NATURAL        TECHNOLOGY
                           DISCOVERY FUND             FUND         CARE FUND      RESOURCES FUND       FUND
                           ------------------------------------------------------------------------------------
Investments at cost ....... $495,980,185          $70,517,292     $104,316,570      $41,330,116    $48,165,506
                           ------------------------------------------------------------------------------------
Unrealized  appreciation ..  138,201,529           10,778,013       13,058,163        6,767,637     14,426,008
Unrealized  depreciation ..  (23,064,045)          (4,409,610)      (4,651,928)      (3,185,758)      (169,412)
                           ------------------------------------------------------------------------------------
Net unrealized
 appreciation
 (depreciation) ........... $115,137,484           $6,368,403       $8,406,235      $ 3,581,879    $ 4,256,596
                           ------------------------------------------------------------------------------------




78 |  Semiannual Report

Franklin Strategic Series

4. INCOME TAXES (CONTINUED)
At April 30, 2003, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                         -----------------------------------------------------------------------------
                            FRANKLIN       FRANKLIN GLOBAL     FRANKLIN      FRANKLIN        FRANKLIN
                         BIOTECHNOLOGY     COMMUNICATIONS   GLOBAL HEALTH     NATURAL       TECHNOLOGY
                         DISCOVERY FUND          FUND        CARE FUND     RESOURCES FUND      FUND
                         -----------------------------------------------------------------------------
Capital loss carryovers expiring in:
 2009 ..................  $         --      $  2,272,567    $        --       $       --  $   385,516
 2010 ..................   181,047,227        76,418,353             --        1,677,909   37,833,897
 2011 ..................   238,490,545        52,123,016     19,803,407        2,051,414   28,445,452
                          ---------------------------------------------------------------------------
                          $419,537,772      $130,813,936    $19,803,407       $3,729,323  $66,664,865
                          ---------------------------------------------------------------------------

At April 30, 2003, the Funds had the following deferred capital losses occurring subsequent to October 31, 2002. For tax purposes, such losses will be reflected in the year ending April 30, 2004:

                        -----------------------------------------------------------------------------
                          FRANKLIN       FRANKLIN GLOBAL    FRANKLIN       FRANKLIN        FRANKLIN
                        BIOTECHNOLOGY    COMMUNICATIONS   GLOBAL HEALTH     NATURAL        TECHNOLOGY
                        DISCOVERY FUND       FUND          CARE FUND     RESOURCES FUND      FUND
                        -----------------------------------------------------------------------------
Deferred capital losses   $74,734,460     $2,986,169      $19,077,142      $2,728,793      $4,311,151

At April 30, 2003 the Franklin Global Communications Fund and the Franklin Technology Fund had deferred currency losses occurring subsequent to October 31, 2002 of $17,297, and $3,366, respectively. For tax purposes, such losses will be reflected in the year ending April 30, 2004.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and losses realized subsequent to October 31, on the sale of securities.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended October 31, 2003 were as follows:

                         -------------------------------------------------------------------------------
                           FRANKLIN       FRANKLIN GLOBAL    FRANKLIN        FRANKLIN         FRANKLIN
                         BIOTECHNOLOGY    COMMUNICATIONS   GLOBAL HEALTH     NATURAL         TECHNOLOGY
                         DISCOVERY FUND          FUND        CARE FUND     RESOURCES FUND        FUND
                         -------------------------------------------------------------------------------
Purchases                 $188,300,690       $34,853,295    $48,513,620      $ 9,110,882     $38,575,297
Sales                     $197,022,304       $37,828,159    $51,598,266      $11,900,893     $36,959,465


                                                          Semiannual Report | 79

Franklin Strategic Series
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

6. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

The Funds earned dividend income from investment in the Sweep Money Fund for the period ended October 31, 2003, as follows:

                         ----------------------------------------------------------------------------
                           FRANKLIN       FRANKLIN GLOBAL    FRANKLIN        FRANKLIN       FRANKLIN
                         BIOTECHNOLOGY    COMMUNICATIONS   GLOBAL HEALTH     NATURAL       TECHNOLOGY
                         DISCOVERY FUND         FUND         CARE FUND    RESOURCES FUND      FUND
                         ----------------------------------------------------------------------------
Dividend Income            $125,616           $19,305         $13,461        $11,622         $42,614

7. RESTRICTED SECURITIES

At October 31, 2003, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At October 31, 2003, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Trustees, as follows:

----------------------------------------------------------------------------------------------------
SHARES/                                      ACQUISITION
WARRANTS       ISSUER                            DATE                     COST                 VALUE
----------------------------------------------------------------------------------------------------
FRANKLIN BIOTECHNOLOGY DISCOVERY FUND
     95,238    BioMarin Pharmaceutical Inc. wts.,
                5/17/04 ........................ 5/17/01                    10                    --
 2,227,172     Fibrogen Inc., E, pfd. .......... 5/19/00            10,000,002             7,706,015
 TOTAL RESTRICTED SECURITIES (1.3% OF NET ASSETS)                  $10,000,012            $7,706,015
                                                                   ---------------------------------
FRANKLIN GLOBAL COMMUNICATIONS FUND
    95,932     Kestrel Solutions Inc., D, pfd. . 1/21/00           $ 1,249,994            $       --
                                                                   ---------------------------------
FRANKLIN GLOBAL HEALTH CARE FUND
   136,364     Masimo Corp., F, pfd.,
                (0.7% of Net Assets) ........... 5/15/03           $ 1,500,004            $  750,002
                                                                   ---------------------------------



80 |  Semiannual Report

Franklin Strategic Series

PROXY VOTING POLICIES AND PROCEDURES


The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group.


                                                          Semiannual Report | 81

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
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
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
Literature Request


For a brochure and prospectus, which contains more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN[R] (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.


FRANKLIN TEMPLETON INVESTMENTS


INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 3
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 4
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 5

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Franklin Technology Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds
Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 6
Franklin's AGE High Income Fund
Franklin Federal Money Fund 6, 7
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 4
Franklin Income Fund Franklin Money Fund 6, 7
Franklin Short-Intermediate U.S. Government Securities Fund 6
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio 6
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 6
Templeton Global Bond Fund

TAX-FREE INCOME8
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 6, 7

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 11

1.The fund is closed to new investors. Existing shareholders can continue adding to their accounts.
2.The fund is only open to existing shareholders as well as select retirement plans.
3.Effective June 30, 2003, the fund reopened to all new investors.
4.The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
5.Upon reaching approximately $350 million in assets, the fund intends to close to all investors.
6.An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
7.No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
8.For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable. 9.Portfolio of insured municipal securities.
10.These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and money market portfolios (CA and NY).
11.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

11/03                                          Not part of the semiannual report

[LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
INVESTMENTS

One Franklin Parkway
San Mateo, CA 94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.


SEMIANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN STRATEGIC SERIES

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN[R]
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Strategic Series prospectus, which contains more complete information including charges, expenses and risks.


To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


FSS2 S2003 12/03












                                                                OCTOBER 31, 2003
--------------------------------------------------------------------------------
                                           A series of Franklin Strategic Series



--------------------------------------------------------------------------------
              SEMIANNUAL REPORT AND SHAREHOLDER LETTER  |  BLEND
--------------------------------------------------------------------------------
                                    FRANKLIN
                                 BLUE CHIP FUND



WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.



                                     [LOGO]
                            FRANKLIN[R] TEMPLETON[R]
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE


Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a leader in tax-free investing and a driving force in fixed income investing around the globe. They also bring expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Established in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.








--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------



Not part of the semiannual report

Contents

SHAREHOLDER LETTER .......................   1


SEMIANNUAL REPORT

Franklin Blue Chip Fund ..................   3

Performance Summary ......................   6

Financial Highlights and
Statement of Investments .................   8

Financial Statements .....................  16

Notes to Financial Statements ............  20

Proxy Voting Policies and Procedures .....  25



--------------------------------------------------------------------------------

Semiannual Report

Franklin Blue Chip Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Blue Chip Fund seeks long-term capital appreciation by investing primarily in blue chip companies with market capitalizations of $1 billion or more, which the managers believe have quality management and superior products or services.



We are pleased to bring you Franklin Blue Chip Fund's semiannual report for the period ended October 31, 2003.


PERFORMANCE OVERVIEW

Franklin Blue Chip Fund - Class A posted a +14.95% cumulative total return for the six months under review, as shown in the Performance Summary beginning on page 6. Although the Fund performed well during the period under review, it underperformed its benchmark, the Standard & Poor's 500 Composite Index (S&P
500), which returned 15.62%. 1


ECONOMIC AND MARKET OVERVIEW

During the six months ended October 31, 2003, the U.S. economy surged to its strongest pace since first quarter 1984. Gross domestic product (GDP) growth rose from an annualized 3.3% in second quarter 2003 to an annualized 8.2% in third quarter 2003. Robust consumer spending, especially for autos and homes, and strong business spending, particularly for equipment and software, contributed to the accelerated economic activity. Also supporting the economy were federal spending primarily due to the Iraq conflict, and state and local spending mainly due to budget improvements.

The federal funds target rate fell from 1.25% at the beginning of the period to 1.00% in June 2003, the lowest level in 45 years. On October 28, the Federal Reserve Board reiterated that monetary policy would remain accommodative due to substantial excess capacity in the economy and possibly lower inflation. They observed, however, that the labor market seemed to be stabilizing.





1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 12.



                                                           Semiannual Report | 3

[SIDEBAR]
PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 10/31/03

[BAR CHART]
Finance                                      19.7%
Electronic Technology*                       13.0%
Health Technology*                           10.8%
Consumer Non-Durables                         7.5%
Technology Services*                          7.2%
Retail Trade                                  6.9%
Producer Manufacturing                        4.7%
Energy Minerals                               4.3%
Consumer Services                             4.2%
Consumer Durables                             3.8%
Health Services                               2.8%
Distribution Services                         2.4%
Communications                                2.3%
Commercial Services                           1.8%
Process Industries                            1.5%
Utilities                                     1.5%
Transportation                                1.4%
Non-Energy Materials                          0.6%
Industrial Services                           0.6%
Short-Term Investments & Other Net Assets     3.0%


*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.




Lower interest rates helped reduce financing costs for businesses and consumers. Consumer spending, which normally accounts for two-thirds of GDP, also benefited from additional tax cuts and lower retail prices. Although consumer confidence rose in October, consumers remained anxious about soft labor markets, high debt levels and steep energy prices. Despite solid gains in corporate profits, businesses also continued to harbor concerns about the economy. Aided by greater productivity, businesses seemed to postpone hiring until a sustained economic rebound looked more assured. Encouragingly, August, September and October employment reports showed improving job growth.

Overall, increasing signs of an economic recovery contributed to a general improvement in U.S. equity market performance. For the six-month reporting period, the S&P 500, a broad measure of the stock market, returned 15.62%.1 In particular, technology stocks rallied strongly, and returned 32.30% as measured by the Nasdaq Composite Index. 2


INVESTMENT STRATEGY

Our investment process begins with company-specific research to identify the best investment opportunities for long-term growth. We examine high-quality companies and focus on those we perceive as leaders or emerging leaders in their industries -- blue chip investments. Our team of equity analysts looks for businesses with strong brands, experienced management teams, substantial research and development budgets, large and growing market shares, solid balance sheets, consistent earnings growth and sustainable competitive advantages. Finally, we assess industries and sectors that we believe offer attractive secular trends or favorable risk-reward profiles before determining final investment weightings and decisions.


MANAGER'S DISCUSSION

During the six months under review, Franklin Blue Chip Fund's strategic allocation of assets among industries and sectors strengthened performance. In particular, our overweighted position in electronic technology and our underweighted position in health technology compared with the S&P 500 favorably positioned the Fund for positive performance. In stock selection, our best-performing areas relative to the S&P 500 included finance, consumer non-durables and health technology.



2. Source: Standard & Poor's Micropal. The Nasdaq Composite Index measures all domestic and international common stocks listed on The Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies.



4 |Semiannual Report

Specific investments contributing to positive Fund performance included semiconductor chip manufacturer Intel, mortgage originator and servicer Countrywide Financial, and financial services conglomerate Citigroup. Although Intel had an overall positive impact on Fund performance, it made up a smaller percentage of the Fund than it did of the S&P 500. Thus, we did not benefit as much from Intel's appreciation as the index did. Conversely, the Fund was helped by its relatively overweighted positions in Citigroup and Countrywide Financial.

The sectors with the weakest relative stock selection were electronic technology, technology services and producer manufacturing. Our consistent approach of investing in larger capitalization companies resulted in underperformance in technology during the period under review as high-quality smaller companies and less established players rebounded strongly. For example, information technology companies that began the period under $2 billion in market capitalization in the S&P 500 had a greater six-month return than information technology companies that began the period with over $8.5 billion; this created a challenging environment for larger capitalization investors.3

Our positions in Merck, Johnson & Johnson and Abbott Laboratories pulled performance down for the period under review. While our pharmaceutical exposure generally detracted from Fund performance, our underweighted position in health technology, which includes pharmaceuticals, limited our negative exposure.

Finally, although we generally try to keep a low cash position in the Fund, what we did have in cash reduced relative and absolute performance during the period given the market's strong returns.

Thank you for your participation in Franklin Blue Chip Fund. We look forward to serving your future investment needs.


/S/Alyssa C. Rieder,

Alyssa C. Rieder, CFA
Portfolio Manager
Franklin Blue Chip Fund


[SIDEBAR]
TOP 10 HOLDINGS
10/31/03
------------------------------------------
  COMPANY                      % OF TOTAL
  SECTOR/INDUSTRY              NET ASSETS
------------------------------------------
  Microsoft Corp.                    2.9%
   TECHNOLOGY SERVICES
------------------------------------------
  Citigroup Inc.                     2.8%
   FINANCE
------------------------------------------
  Pfizer Inc.                        2.5%
   HEALTH TECHNOLOGY
------------------------------------------
  General Electric Co.               2.4%
   PRODUCER MANUFACTURING
------------------------------------------
  Countrywide Financial Corp.        1.9%
   FINANCE
------------------------------------------
  Exxon Mobil Corp.                  1.8%
   ENERGY MINERALS
------------------------------------------
  Dell Inc.                          1.7%
   ELECTRONIC TECHNOLOGY
------------------------------------------
  Wells Fargo & Co.                  1.7%
   FINANCE
------------------------------------------
  Bank of America Corp.              1.7%
   FINANCE
------------------------------------------
  American International Group Inc.  1.5%
   FINANCE
------------------------------------------


THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2003, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

3. Returns are calculated based on month-end holdings for the S&P 500 using beginning of period holdings analysis for the period 4/30/03-10/31/03.



                                                           Semiannual Report | 5

Performance Summary as of 10/31/03

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE INFORMATION
--------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE          10/31/03          4/30/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.67            $12.84           $11.17
--------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE          10/31/03          4/30/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.60            $12.54           $10.94
--------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE          10/31/03          4/30/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.60            $12.58           $10.98
--------------------------------------------------------------------------------------------------
  CLASS R                                               CHANGE          10/31/03          4/30/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.66            $12.81           $11.15
--------------------------------------------------------------------------------------------------



6 |Past performance does not guarantee future results.|Semiannual Report

PERFORMANCE 1
------------------------------------------------------------------------------------------------------
  CLASS A                               6-MONTH         1-YEAR            5-YEAR   INCEPTION (6/3/96)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2             +14.95%        +20.45%           +13.73%          +40.55%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3          +8.35%        +13.53%            +1.40%           +3.86%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4         $10,835        $11,353           $10,719          $13,247
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 5                   +15.57%            +2.24%           +3.24%
------------------------------------------------------------------------------------------------------
  CLASS B                               6-MONTH         1-YEAR            3-YEAR   INCEPTION (2/1/00)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2             +14.63%        +19.66%           -26.86%          -21.03%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3         +10.63%        +15.66%           -10.78%           -6.83%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4         $11,063        $11,566            $7,103           $7,668
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 5                   +17.89%           -12.78%           -8.16%
------------------------------------------------------------------------------------------------------
  CLASS C                               6-MONTH         1-YEAR            3-YEAR   INCEPTION (2/1/00)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2             +14.57%        +19.70%           -26.87%          -20.78%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3         +12.45%        +17.47%           -10.21%           -6.28%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4         $11,245        $11,747            $7,240           $7,841
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 5                   +19.71%           -12.21%           -7.60%
------------------------------------------------------------------------------------------------------
  CLASS R                                              6-MONTH            1-YEAR   INCEPTION (1/2/02)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                            +14.89%           +20.28%           -6.84%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                        +13.89%           +19.28%           -3.80%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4                        $11,389           $11,928           $9,316
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 5                                     +21.44%           -6.55%
------------------------------------------------------------------------------------------------------


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



ENDNOTES


WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM AS A RESULT OF FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. THE FUND'S PORTFOLIO INCLUDES INVESTMENTS IN TECHNOLOGY, WHICH HAS BEEN ONE OF THE MARKET'S MOST VOLATILE SECTORS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.


1. The Fund's manager has agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses. If the manager had not taken this action, the Fund's total return would have been lower. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.

2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.




     Semiannual Report | Past performance does not guarantee future results. | 7

Franklin Strategic Series

FINANCIAL HIGHLIGHTS


FRANKLIN BLUE CHIP FUND
                                                   -----------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                     OCTOBER 31, 2003                   YEAR ENDED APRIL 30,
CLASS A                                                 (UNAUDITED)      2003        2002        2001        2000        1999
                                                   -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............          $11.17      $13.05      $14.80      $17.90      $14.41      $12.46
                                                   -----------------------------------------------------------------------------

Income from investment operations:

 Net investment income (loss) a .................             .03        (.02)         --         .02          --         .04

 Net realized and unrealized gains (losses) .....            1.64       (1.86)      (1.75)      (2.53)       3.97        1.97
                                                   -----------------------------------------------------------------------------
Total from investment operations ................            1.67       (1.88)      (1.75)      (2.51)       3.97        2.01
                                                   -----------------------------------------------------------------------------

Less distributions from:

 Net investment income ..........................              --          --          --        (.03)       (.01)       (.06)

 Net realized gains .............................              --          --          --        (.56)       (.47)         --
                                                   -----------------------------------------------------------------------------
Total distributions .............................              --          --          --        (.59)       (.48)       (.06)
                                                   -----------------------------------------------------------------------------
Net asset value, end of period ..................          $12.84      $11.17      $13.05      $14.80      $17.90      $14.41
                                                   -----------------------------------------------------------------------------

Total return b ..................................          14.95%    (14.41)%    (11.82)%    (14.22)%      27.96%      16.18%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............        $167,724    $137,174    $146,365    $151,431    $140,685     $54,880

Ratios to average net assets:

 Expenses .......................................           1.43%c      1.51%       1.38%       1.24%       1.23%       1.25%

 Expenses excluding waiver and payments
 by affiliate ...................................           1.43%c      1.51%       1.44%       1.36%       1.39%       1.51%

 Net investment income (loss) ...................          (.17)%c     (.20)%        .02%        .11%          --        .55%

Portfolio turnover rate .........................          23.89%      48.47%      54.85%      73.75%      63.04%      35.74%



a Based on average shares outstanding beginning with year ended April 30, 2000. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.




8 | Semiannual Report

Franklin Strategic Series

FRANKLIN BLUE CHIP FUND (CONTINUED)
                                                               ----------------------------------------------------------------
                                                                SIX MONTHS ENDED
                                                                OCTOBER 31, 2003              YEAR ENDED APRIL 30,
CLASS B                                                            (UNAUDITED)      2003        2002        2001        2000 C
                                                               ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................           $10.94      $12.87      $14.69      $17.87      $16.45
                                                               ----------------------------------------------------------------

Income from investment operations:

 Net investment income (loss) a ............................             (.15)       (.09)       (.09)       (.09)       (.03)

 Net realized and unrealized gains (losses) ................             1.75       (1.84)      (1.73)      (2.53)       1.45
                                                               ----------------------------------------------------------------
Total from investment operations ...........................             1.60       (1.93)      (1.82)      (2.62)       1.42
                                                               ----------------------------------------------------------------
Less distributions from net realized gains .................               --          --          --        (.56)         --
                                                               ----------------------------------------------------------------
Net asset value, end of period .............................           $12.54      $10.94      $12.87      $14.69      $17.87
                                                               ----------------------------------------------------------------

Total return b .............................................           14.63%    (15.00)%    (12.39)%    (14.84)%       8.63%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..........................          $21,605     $15,182     $13,979     $10,491      $2,026

Ratios to average net assets:

 Expenses ..................................................            2.11%d      2.15%       2.03%       1.90%       1.82%d

 Expenses excluding waiver and payments by affiliate .......            2.11%d      2.15%       2.09%       2.02%       2.06%d

 Net investment income (loss) ..............................           (.85)%d     (.84)%      (.67)%      (.59)%     (7.15)%d

Portfolio turnover rate ....................................           23.89%      48.47%      54.85%      73.75%      63.04%



a Based on average shares outstanding.
b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
c For the period February 1, 2000 (effective date) to April 30, 2000.
d Annualized.



                                                           Semiannual Report | 9

Franklin Strategic Series

FRANKLIN BLUE CHIP FUND (CONTINUED)
                                                               ----------------------------------------------------------------
                                                                SIX MONTHS ENDED
                                                                OCTOBER 31, 2003              YEAR ENDED APRIL 30,
CLASS C                                                            (UNAUDITED)      2003        2002        2001        2000 C
                                                               ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........................          $10.98      $12.91      $14.74      $17.91      $16.45
                                                               ----------------------------------------------------------------

Income from investment operations:

 Net investment income (loss) a .............................            (.15)       (.09)       (.09)       (.09)       (.03)

 Net realized and unrealized gains (losses) .................            1.75       (1.84)      (1.74)      (2.52)       1.49
                                                               ----------------------------------------------------------------
Total from investment operations ............................            1.60       (1.93)      (1.83)      (2.61)       1.46
                                                               ----------------------------------------------------------------
Less distributions from net realized gains ..................              --          --          --        (.56)         --
                                                               ----------------------------------------------------------------
Net asset value, end of period ..............................          $12.58      $10.98      $12.91      $14.74      $17.91
                                                               ----------------------------------------------------------------

Total return b ..............................................          14.57%    (14.95)%    (12.42)%    (14.74)%       8.88%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...........................         $44,153     $27,270     $27,685     $19,862      $3,608

Ratios to average net assets:

 Expenses ...................................................           2.11%d      2.16%       2.03%       1.90%       1.82%d

 Expenses excluding waiver and payments by affiliate ........           2.11%d      2.16%       2.09%       2.02%       2.06%d

 Net investment income (loss) ...............................          (.85)%d     (.85)%      (.68)%      (.59)%     (6.88)%d

Portfolio turnover rate .....................................          23.89%      48.47%      54.85%      73.75%      63.04%



a Based on average shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the period February 1, 2000 (effective date) to April 30, 2000.
d Annualized.



10 | Semiannual Report

Franklin Strategic Series

FRANKLIN BLUE CHIP FUND (CONTINUED)
                                                                       ----------------------------------------
                                                                        SIX MONTHS ENDED       YEAR ENDED
                                                                        OCTOBER 31, 2003        APRIL 30,
CLASS R                                                                    (UNAUDITED)      2003        2002 C
                                                                       ----------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................................         $11.15      $13.04      $13.75
                                                                       ----------------------------------------

Income from investment operations:

 Net investment income (loss) a .....................................             --        (.04)       (.04)

 Net realized and unrealized gains (losses) .........................           1.66       (1.85)       (.67)
                                                                       ----------------------------------------
Total from investment operations ....................................           1.66       (1.89)       (.71)
                                                                       ----------------------------------------
Net asset value, end of period ......................................         $12.81      $11.15      $13.04
                                                                       ----------------------------------------

Total return b ......................................................         14.89%    (14.49)%     (5.16)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...................................         $4,762      $2,749        $209

Ratios to average net assets:

 Expenses ...........................................................          1.61%d      1.66%       1.56%d

 Net investment income (loss) .......................................         (.35)%d     (.35)%      (.84)%d

Portfolio turnover rate .............................................         23.89%      48.47%      54.85%



a Based on average shares outstanding.
b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
c For the period January 1, 2002 (effective date) to April 30, 2002.
d Annualized.




                     Semiannual Report | See notes to financial statements. | 11

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2003 (UNAUDITED)



---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN BLUE CHIP FUND                                                                  SHARES/WARRANTS       VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS 97.0%
  COMMERCIAL SERVICES 1.8%
  Moody's Corp. .........................................................................        40,000       $  2,313,200
a Robert Half International Inc. ........................................................        85,000          2,006,850
                                                                                                              -------------
                                                                                                                 4,320,050
                                                                                                              -------------
  COMMUNICATIONS 2.3%
  SBC Communications Inc. ...............................................................        70,000          1,678,600
  Verizon Communications Inc. ...........................................................        65,000          2,184,000
  Vodafone Group PLC, ADR (United Kingdom) ..............................................        80,000          1,692,000
                                                                                                              -------------
                                                                                                                 5,554,600
                                                                                                              -------------
  CONSUMER DURABLES 3.8%
  D.R. Horton Inc. ......................................................................        75,000          2,985,000
  Harley-Davidson Inc. ..................................................................        35,000          1,659,350
a Leapfrog Enterprises Inc. .............................................................        55,000          1,901,350
  Mattel Inc. ...........................................................................       130,000          2,516,800
                                                                                                              -------------
                                                                                                                 9,062,500
                                                                                                              -------------
  CONSUMER NON-DURABLES 7.5%
  Alberto-Culver Co., B .................................................................        40,000          2,536,000
  Altria Group Inc. .....................................................................        70,000          3,255,000
  Coca-Cola Co. .........................................................................        55,000          2,552,000
  Colgate-Palmolive Co. .................................................................        25,000          1,329,750
  Kraft Foods Inc., A ...................................................................       102,000          2,968,200
  Nike Inc., B ..........................................................................        40,000          2,556,000
  Procter & Gamble Co. ..................................................................        28,000          2,752,120
                                                                                                              -------------
                                                                                                                17,949,070
                                                                                                              -------------
  CONSUMER SERVICES 4.2%
  Clear Channel Communications Inc. .....................................................        30,000          1,224,600
a Comcast Corp. .........................................................................        90,000          2,935,800
a eBay Inc. .............................................................................        22,000          1,230,680
a Univision Communications Inc., A ......................................................        65,000          2,206,750
  Viacom Inc., B ........................................................................        60,000          2,392,200
                                                                                                              -------------
                                                                                                                 9,990,030
                                                                                                              -------------

  DISTRIBUTION SERVICES 2.4%
  Cardinal Health Inc. ..................................................................        45,000          2,670,300
  Sysco Corp. ...........................................................................        90,000          3,029,400
                                                                                                              -------------
                                                                                                                 5,699,700
                                                                                                              -------------



12 | Semiannual Report

Franklin Strategic Series

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN BLUE CHIP FUND                                                                  SHARES/WARRANTS       VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS (CONT.)
  ELECTRONIC TECHNOLOGY 13.0%
a Applied Materials Inc. ................................................................        75,000       $  1,752,750
a Cisco Systems Inc. ....................................................................       170,000          3,566,600
a Dell Inc. .............................................................................       110,000          3,973,200
  Hewlett-Packard Co. ...................................................................        76,000          1,695,560
  Intel Corp. ...........................................................................       107,000          3,536,350
a KLA-Tencor Corp. ......................................................................        35,000          2,006,550
  Linear Technology Corp. ...............................................................        40,000          1,704,400
  Lockheed Martin Corp. .................................................................        45,000          2,086,200
a Logitech International SA, ADR (Switzerland) ..........................................        65,000          2,588,300
  QUALCOMM Inc. .........................................................................        30,000          1,425,000
a Tektronix Inc. ........................................................................        90,000          2,310,300
a Taiwan Semiconductor Manufacturing Co., Ltd., wts., 8/16/05 (Taiwan) ..................       559,476          1,103,308
a Waters Corp. ..........................................................................        60,000          1,885,800
a Xilinx Inc. ...........................................................................        40,000          1,268,000
                                                                                                              -------------
                                                                                                                30,902,318
                                                                                                              -------------
  ENERGY MINERALS 4.3%
  BP PLC, ADR (United Kingdom) ..........................................................        80,000          3,390,400
  Devon Energy Corp. ....................................................................        53,000          2,570,500
  Exxon Mobil Corp. .....................................................................       120,000          4,389,600
                                                                                                              -------------
                                                                                                                10,350,500
                                                                                                              -------------
  FINANCE 19.7%
  AFLAC Inc. ............................................................................        60,000          2,188,800
  American International Group Inc. .....................................................        60,000          3,649,800
  Bank of America Corp. .................................................................        52,000          3,937,960
a Berkshire Hathaway Inc., A ............................................................            35          2,723,350
  Capital One Financial Corp. ...........................................................        45,000          2,736,000
  Citigroup Inc. ........................................................................       140,000          6,636,000
  Countrywide Financial Corp. ...........................................................        44,000          4,625,280
  Fannie Mae ............................................................................        45,000          3,226,050
  Fifth Third Bancorp ...................................................................        60,000          3,477,600
  Freddie Mac ...........................................................................        55,000          3,087,150
  Goldman Sachs Group Inc. ..............................................................        20,000          1,878,000
  Investors Financial Services Corp. ....................................................        75,000          2,649,750
  Marsh & McLennan Cos. Inc. ............................................................        50,000          2,137,500
  Wells Fargo & Co. .....................................................................        70,000          3,942,400
                                                                                                              -------------
                                                                                                                46,895,640
                                                                                                              -------------
  HEALTH SERVICES 2.8%
  HCA Inc. ..............................................................................        35,000          1,338,750
a Quest Diagnostics Inc. ................................................................        33,000          2,232,450
a Wellpoint Health Networks Inc. ........................................................        35,000          3,111,500
                                                                                                              -------------
                                                                                                                 6,682,700
                                                                                                              -------------



                                                          Semiannual Report | 13

Franklin Strategic Series

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN BLUE CHIP FUND                                                                  SHARES/WARRANTS       VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS (CONT.)
  HEALTH TECHNOLOGY 10.8%
a Amgen Inc. ............................................................................        30,000       $  1,852,800
a Forest Laboratories Inc. ..............................................................        55,000          2,750,550
  Hillenbrand Industries Inc. ...........................................................        21,000          1,250,130
a IDEC Pharmaceuticals Corp. ............................................................        45,000          1,580,850
  Johnson & Johnson .....................................................................        65,000          3,271,450
  Merck & Co. Inc. ......................................................................        35,000          1,548,750
  Pall Corp. ............................................................................       100,000          2,340,000
  Pfizer Inc. ...........................................................................       185,000          5,846,000
  Teva Pharmaceutical Industries Ltd., ADR (Israel) .....................................        29,000          1,649,810
  Wyeth .................................................................................        80,000          3,531,200
                                                                                                              -------------
                                                                                                                25,621,540
                                                                                                              -------------
  INDUSTRIAL SERVICES .6%
  GlobalSantaFe Corp. ...................................................................        63,000          1,418,130
                                                                                                              -------------
  NON-ENERGY MINERALS .6%
  Barrick Gold Corp. (Canada) ...........................................................        75,000          1,460,250
                                                                                                              -------------
  PROCESS INDUSTRIES 1.5%
  Cabot Corp. ...........................................................................        75,000          2,092,500
a The Scotts Co., A .....................................................................        27,000          1,559,250
                                                                                                              -------------
                                                                                                                 3,651,750
                                                                                                              -------------
  PRODUCER MANUFACTURING 4.7%
  General Electric Co. ..................................................................       200,000          5,802,000
a Mettler-Toledo International Inc. (Switzerland) .......................................        80,000          3,067,200
  United Technologies Corp. .............................................................        27,000          2,286,630
                                                                                                              -------------
                                                                                                                11,155,830
                                                                                                              -------------
  RETAIL TRADE 6.9%
a AutoZone Inc. .........................................................................        30,000          2,883,000
  Home Depot Inc. .......................................................................        50,000          1,853,500
a Kohl's Corp. ..........................................................................        45,000          2,523,150
  Target Corp. ..........................................................................        60,000          2,384,400
  Wal-Mart Stores Inc. ..................................................................        60,000          3,537,000
  Walgreen Co. ..........................................................................        95,000          3,307,900
                                                                                                              -------------
                                                                                                                16,488,950
                                                                                                              -------------

  TECHNOLOGY SERVICES 7.2%
a Affiliated Computer Services Inc., A ..................................................        45,000          2,201,850
  First Data Corp. ......................................................................        70,000          2,499,000
  International Business Machines Corp. .................................................        35,000          3,131,800
  Microsoft Corp. .......................................................................       265,000          6,929,750
  Paychex Inc. ..........................................................................        60,000          2,335,200
                                                                                                              -------------
                                                                                                                17,097,600
                                                                                                              -------------



14 | Semiannual Report

Franklin Strategic Series

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN BLUE CHIP FUND                                                                  SHARES/WARRANTS       VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS (CONT.)
  TRANSPORTATION 1.4%
  Expeditors International of Washington Inc. ...........................................        47,000       $  1,764,380
  Southwest Airlines Co. ................................................................        80,000          1,552,000
                                                                                                              -------------
                                                                                                                 3,316,380
                                                                                                              -------------
  UTILITIES 1.5%
  Entergy Corp. .........................................................................        30,000          1,617,000
  Exelon Corp. ..........................................................................        30,000          1,903,500
                                                                                                              -------------
                                                                                                                 3,520,500
                                                                                                              -------------
  TOTAL COMMON STOCKS AND WARRANTS (COST $216,386,829) ..................................                      231,138,038
                                                                                                              -------------
  SHORT TERM INVESTMENT (COST $7,242,351) 3.1%
b Franklin Institutional Fiduciary Trust Money Market Portfolio .........................     7,242,351          7,242,351
                                                                                                              -------------
  TOTAL INVESTMENTS (COST $223,629,180) 100.1% ..........................................                      238,380,389
  OTHER ASSETS, LESS LIABILITIES (.1)% ..................................................                         (137,348)
                                                                                                              -------------
  NET ASSETS 100.0% .....................................................................                     $238,243,041
                                                                                                              -------------




a Non-income producing.
b See Note 6 regarding investments in the Franklin Institutional Fiduciary Trust
  Money Market Portfolio.


                     Semiannual Report | See notes to financial statements. | 15

Franklin Strategic Series

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
October 31, 2003 (unaudited)



                                                                        -------------
                                                                          FRANKLIN
                                                                          BLUE CHIP
                                                                            FUND
                                                                        -------------
Assets:
 Investments in securities:
  Cost ..............................................................   $223,629,180
                                                                        -------------
  Value .............................................................    238,380,389
 Receivables:
  Capital shares sold ...............................................        861,589
  Dividends .........................................................        225,165
                                                                        -------------
      Total assets ..................................................    239,467,143
                                                                        -------------
Liabilities:
 Payables:
  Capital shares redeemed ...........................................        764,757
  Affiliates ........................................................        351,567
  Shareholders ......................................................         74,019
 Other liabilities ..................................................         33,759
                                                                        -------------
      Total liabilities .............................................      1,224,102
                                                                        -------------
       Net assets, at value .........................................   $238,243,041
                                                                        -------------
Net assets consist of:
 Undistributed net investment income ................................   $   (376,784)
 Net unrealized appreciation (depreciation) .........................     14,751,209
 Accumulated net realized gain (loss) ...............................    (41,077,006)
 Capital shares .....................................................    264,945,622
                                                                        -------------
       Net assets, at value .........................................   $238,243,041
                                                                        -------------






16 | Semiannual Report

Franklin Strategic Series

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2003 (unaudited)



                                                                                                                    -----------
                                                                                                                     FRANKLIN
                                                                                                                     BLUE CHIP
                                                                                                                        FUND
                                                                                                                    -----------
CLASS A:
 Net assets per share ($167,723,522 / 13,058,705 shares outstanding)a ............................................     $12.84
                                                                                                                    -----------
 Maximum offering price per share ($12.84 / 94.25%) ..............................................................     $13.62
                                                                                                                    -----------
CLASS B:
 Net asset value and maximum offering price per share ($21,605,168 / 1,723,206 shares outstanding)a ..............     $12.54
                                                                                                                    -----------
CLASS C:
 Net assets per share ($44,152,795 / 3,510,603 shares outstanding)a ..............................................     $12.58
                                                                                                                    -----------
 Maximum offering price per share ($12.58 / 99%) .................................................................     $12.71
                                                                                                                    -----------
CLASS R:
 Net asset value and maximum offering price per share ($4,761,556 / 371,756 shares outstanding)a .................     $12.81
                                                                                                                    -----------


a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.




                     Semiannual Report | See notes to financial statements. | 17

Franklin Strategic Series

STATEMENT OF OPERATIONS
for the six months ended October 31, 2003 (unaudited)



                                                                                  ------------
                                                                                    FRANKLIN
                                                                                    BLUE CHIP
                                                                                      FUND
                                                                                  ------------
Investment income:
 Dividends ....................................................................   $ 1,345,990
                                                                                  ------------
Expenses:
 Management fees (Note 3) .....................................................       780,922
 Distribution fees (Note 3)
  Class A .....................................................................       248,216
  Class B .....................................................................        92,574
  Class C .....................................................................       183,527
  Class R .....................................................................         9,488
 Transfer agent fees (Note 3) .................................................       322,333
 Custodian fees ...............................................................         1,211
 Reports to shareholders ......................................................        27,248
 Registration and filing fees .................................................        38,763
 Professional fees ............................................................        13,273
 Trustees' fees and expenses ..................................................         1,426
 Other ........................................................................         3,793
                                                                                  ------------
      Total expenses ..........................................................     1,722,774
                                                                                  ------------
       Net investment income (loss) ...........................................      (376,784)
                                                                                  ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ....................................       876,976
 Net unrealized appreciation (depreciation) on investments ....................    28,220,441
                                                                                  ------------
Net realized and unrealized gain (loss) .......................................    29,097,417
                                                                                  ------------
Net increase (decrease) in net assets resulting from operations ...............   $28,720,633
                                                                                  ------------




18 | See notes to financial statements.|Semiannual Report

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended October 31, 2003
(unaudited) and the year ended April 30, 2003
                                                                                          ----------------------------------
                                                                                               FRANKLIN BLUE CHIP FUND
                                                                                          ----------------------------------
                                                                                          SIX MONTHS ENDED    YEAR ENDED
                                                                                          OCTOBER 31, 2003  APRIL 30, 2003
                                                                                          ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ..........................................................     $   (376,784)   $   (580,112)
  Net realized gain (loss) from investments .............................................          876,976     (21,658,016)
  Net unrealized appreciation (depreciation) on investments .............................       28,220,441      (4,084,084)
                                                                                          ----------------------------------
      Net increase (decrease) in net assets resulting from operations ...................       28,720,633     (26,322,212)
 Capital share transactions: (Note 2)
   Class A ..............................................................................        9,455,739      11,102,237
   Class B ..............................................................................        4,000,365       3,302,949
   Class C ..............................................................................       12,167,818       3,589,636
   Class R ..............................................................................        1,524,114       2,462,555
                                                                                          ----------------------------------
 Total capital share transactions .......................................................       27,148,036      20,457,377
      Net increase (decrease) in net assets .............................................       55,868,669      (5,864,835)
Net assets:
 Beginning of period ....................................................................      182,374,372     188,239,207
                                                                                          ----------------------------------
 End of period ..........................................................................     $238,243,041    $182,374,372
                                                                                          ----------------------------------
Undistributed net investment income included in net assets:
 End of period ..........................................................................     $   (376,784)   $         --
                                                                                          ----------------------------------



                     Semiannual Report | See notes to financial statements. | 19

Franklin Strategic Series

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



FRANKLIN BLUE CHIP FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES




Franklin Blue Chip Fund (the Fund) is a separate, diversified series of the Franklin Strategic Series (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks capital growth.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.





20 | Semiannual Report

Franklin Strategic Series

FRANKLIN BLUE CHIP FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES  (CONTINUED)


C. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.







                                                          Semiannual Report | 21

Franklin Strategic Series

FRANKLIN BLUE CHIP FUND

2. SHARES OF BENEFICIAL INTEREST




The Fund offers four classes of shares: Class A, Class B, Class C, and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At October 31, 2003, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                         -------------------------------------------------------------
                                             SIX MONTHS ENDED                     YEAR ENDED
                                             OCTOBER 30, 2003                   APRIL 30, 2003
                                         -------------------------------------------------------------
                                           SHARES        AMOUNT              SHARES        AMOUNT
                                         -------------------------------------------------------------
CLASS A SHARES:
 Shares sold ..........................   2,107,427   $  25,612,939         6,482,916   $  69,757,046
 Shares redeemed ......................  (1,325,647)    (16,157,200)       (5,420,831)    (58,654,809)
                                         -------------------------------------------------------------
 Net increase (decrease) ..............     781,780   $   9,455,739         1,062,085   $  11,102,237
                                         -------------------------------------------------------------
CLASS B SHARES:
 Shares sold ..........................     438,257   $   5,212,953           732,255   $   7,837,686
 Shares redeemed ......................    (102,295)     (1,212,588)         (431,614)     (4,534,737)
                                         -------------------------------------------------------------
 Net increase (decrease) ..............     335,962   $   4,000,365           300,641   $   3,302,949
                                         -------------------------------------------------------------
CLASS C SHARES:
 Shares sold ..........................   1,339,161   $  15,906,099         1,721,969   $  18,417,019
 Shares redeemed ......................    (312,558)     (3,738,281)       (1,382,609)    (14,827,383)
                                         -------------------------------------------------------------
 Net increase (decrease) ..............   1,026,603   $  12,167,818           339,360   $   3,589,636
                                         -------------------------------------------------------------
CLASS R SHARES:
 Shares sold ..........................     187,514   $   2,300,684           273,374   $   2,922,642
 Shares redeemed ......................     (62,193)       (776,570)          (42,993)       (460,087)
                                         -------------------------------------------------------------
 Net increase (decrease) ..............     125,321   $   1,524,114           230,381   $   2,462,555
                                         -------------------------------------------------------------


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

--------------------------------------------------------------------------------------
  ENTITY                                                        AFFILIATION
--------------------------------------------------------------------------------------
  Franklin Advisers, Inc. (Advisers)                            Investment manager
  Franklin Templeton Services, LLC (FT Services)                Administration manager
  Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
  Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent




22 | Semiannual Report

Franklin Strategic Series

FRANKLIN BLUE CHIP FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)


The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

--------------------------------------------------------------------------
  ANNUALIZED FEE RATE   DAILY NET ASSETS
--------------------------------------------------------------------------
         .750%          First $500 million
         .625%          Over $500 million, up to and including $1 billion
         .500%          Over $1 billion

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .35%, 1.00%, 1.00%, and .50% per year of the average daily net assets of Class A, Class B, Class C, and Class R, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Fund shares, and received contingent deferred sales charges for the period of $176,479 and $18,998, respectively.

The Fund paid transfer agent fees of $322,333, of which $248,641 was paid to Investor Services.


4. INCOME TAXES

At April 30, 2003, the Fund had deferred capital losses occurring subsequent to October 31, 2002 of $4,497,164. For tax purposes, such losses will be reflected in the year ending April 30, 2004.

At April 30, 2003, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
 2010 ....................................................   $18,316,426
 2011 ....................................................    16,476,135
                                                             -----------
                                                             $34,792,561
                                                             -----------

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.






                                                          Semiannual Report | 23

Franklin Strategic Series

FRANKLIN BLUE CHIP FUND

4. INCOME TAXES (CONTINUED)


At October 31, 2003, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes of $226,293,437 was as follows:

Unrealized appreciation ................................  $ 23,630,022
Unrealized depreciation ................................   (11,543,070)
                                                          -------------
Net unrealized appreciation (depreciation) .............  $ 12,086,952
                                                          -------------



5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended October 31, 2003 aggregated $83,883,881 and $47,381,853, respectively.


6. INVESTMENTS IN THE FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $51,753 of dividend income from investment in the Sweep Money Fund for the period ended October 31, 2003.







24 |Semiannual Report

Franklin Strategic Series

PROXY VOTING POLICIES AND PROCEDURES

FRANKLIN BLUE CHIP FUND


The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention:
Proxy Group.



                                                          Semiannual Report | 25

                       This page intentionally left blank.

                       This page intentionally left blank.

                       This page intentionally left blank.

Literature Request

For a brochure and prospectus, which contains more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.


FRANKLIN TEMPLETON INVESTMENTS



INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 3
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 4
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 5

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Franklin Technology Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 6
Franklin's AGE High Income Fund
Franklin Federal Money Fund 6,7
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 4
Franklin Income Fund
Franklin Money Fund 6,7
Franklin Short-Intermediate U.S. Government Securities Fund 6
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio 6
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 6
Templeton Global Bond Fund

TAX-FREE INCOME 8
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 6,7

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia



INSURANCE FUNDS
Franklin Templeton Variable Insurance
  Products Trust 11


1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders as well as select retirement plans.

3. Effective June 30, 2003, the fund reopened to all new investors.

4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

5. Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

6. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

9. Portfolio of insured municipal securities.

10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and money market portfolios (CA and NY).

11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.



11/03                                       Not part of the semiannual report

        [LOGO]
FRANKLIN[R] TEMPLETON[R]      One Franklin Parkway
     INVESTMENTS              San Mateo, CA 94403-1906



WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.


SEMIANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN BLUE CHIP FUND


INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Blue Chip Fund prospectus, which contains more complete information including charges, expenses and risks.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.



483 S2003 12/03

















                                OCTOBER 31, 2003
                      A series of Franklin Strategic Series



[GRAPHIC OMITTED]

                    SEMIANNUAL REPORT AND SHAREHOLDER LETTER

                                                                          INCOME



                                    Franklin
                              Strategic Income Fund

                                [GRAPHIC OMITTED]

                                 [LOGO OMITTED]
                            FRANKLIN[R] TEMPLETON[R]
                                   INVESTMENTS

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.


FRANKLIN o Templeton o Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE


Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.



SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a leader in tax-free investing and a driving force in fixed income investing around the globe. They also bring expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Established in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.



TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.



RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.



 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

Not part of the semiannual report

                 Contents

SHAREHOLDER LETTER ............................   1

SPECIAL FEATURE:
Interest Rates and
Your Fixed Income Investment ..................   3


SEMIANNUAL REPORT

Franklin Strategic Income Fund ................   8

Performance Summary ...........................  13

Financial Highlights and
Statement of Investments ......................  16

Financial Statements ..........................  31

Notes to Financial Statements .................  34

Proxy Voting Policies and Procedures ..........  40

Semiannual Report

Franklin Strategic Income Fund

YOUR FUND'S GOALS AND PRIMARY INVESTMENTS: Franklin Strategic Income Fund seeks a high level of current income, with capital appreciation over the long term as a secondary objective. The Fund uses an active asset allocation process and invests in securities of U.S. and foreign governments, U.S. and foreign high yield and investment-grade fixed income securities, mortgage- and other asset-backed securities, preferred stock, and income-producing securities convertible into common stock.



We are pleased to bring you Franklin Strategic Income Fund's semiannual report covering the period ended October 31, 2003.


PERFORMANCE OVERVIEW

Franklin Strategic Income Fund - Class A posted a +6.91% cumulative total return for the six months ended October 31, 2003, as shown in the Performance Summary beginning on page 13. The Fund outperformed the benchmark Lehman Brothers U.S. Aggregate Index's 0.57% cumulative total return and that of our peers as measured by the Lipper Multi-Sector Income Funds Average, which returned 4.83% during the same period. 1


ECONOMIC AND MARKET OVERVIEW

During the six months ended October 31, 2003, many factors strongly impacted the U.S. economy and markets. Uncertainty about the economy's strength and geopolitical events pushed interest rates down early in the reporting period. By mid-June, the 10-year U.S. Treasury yield fell to 3.11%, the lowest level in more than 45 years. For consumers, historically low mortgage rates enabled many homeowners to refinance their mortgages, and refinancing applications reached their highest levels on record. Additionally, the refinancing activity, stabilized equity markets and rising home values improved consumers' net worths and



1. Source: Standard & Poor's Micropal; Lipper Inc. The Lehman Brothers U.S. Aggregate Index is a broad measure of U.S. bond performance representing the U.S. investment-grade fixed income bond market, including government, corporate, mortgage pass-through and asset-backed securities. The Lipper Multi-Sector Income Funds Average, comprising 113 funds on 10/31/03, does not include sales charges; past expense reductions by the Fund's manager increased the Fund's total returns. Fund performance relative to the average may have differed if such factors had been considered. The indexes are unmanaged and include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 21.


8 | Semiannual Report
allowed them to continue spending, which kept the economy moving forward. In fact, retail sales in October 2003 grew 6.1% from one year earlier, helping the economy expand.

During the period, business spending began to display signs of recovery after two years of weakness. Nonresidential investment increased 14.0% annualized in the third quarter of 2003, the highest increase since first quarter 2000. Contributing to these gains, lower interest rates during the period allowed many businesses the opportunity to refinance their old debt at more attractive levels, which helped to further buoy corporate operating earnings and provide additional liquidity for investment. Additionally, businesses continued to achieve productivity gains by reducing their labor forces and taking advantage of recent technology investments. As higher productivity levels helped dampen inflation, core inflation (excluding food and energy), as measured by the Consumer Price Index, rose a modest annualized 1.7% over the past six months.

As some of the immediate perceived risks related to the Iraq war subsided in late spring, and economic activity and domestic equity markets rebounded, interest rates did rise in the latter half of the period following their dip earlier in the period. Looking over the past six months overall, a general rise in domestic interest rates constrained returns in the more interest rate sensitive sectors of the fixed income markets, while the acceleration in economic growth combined with a rise in broad equity markets and improvement in corporate earnings led to stronger relative performance from the more growth-oriented sectors of the fixed income market.

Looking outside the U.S., the global economy also began to show signs of recovery and benign inflationary pressures following a low growth and disinflationary environment that facilitated monetary easing in many major economies. While growth accelerated in the U.S., it remained strong in Asia, and was weak, yet positive, in Europe. Despite these signs of economic recovery, benign inflationary trends continued, supported by cyclical productivity growth and excess capacity in labor and capital.


INVESTMENT STRATEGY

The Fund uses an active asset allocation strategy, investing across the fixed income market in sectors including high yield and investment grade corporate bonds, international developed and emerging market bonds, U.S. government and agency securities, mortgage- and other asset-backed securities, convertible securities and preferred stocks. In addition to our "bottom-up" fundamental analysis of market sectors, industries and issuers, we evaluate country risk, business cycles, yield curves, and values between and within markets as part of our portfolio construction process.



                                                           Semiannual Report | 9

DIVIDEND DISTRIBUTIONS
5/1/03-10/31/03

---------------------------------------------------------------------------------------------------------------------------
                                                           DIVIDEND PER SHARE
                -----------------------------------------------------------------------------------------------------------
   MONTH          CLASS A           CLASS B             CLASS C            CLASS R        ADVISOR CLASS
---------------------------------------------------------------------------------------------------------------------------
   May          5.40 cents         5.09 cents         5.10 cents          5.21 cents        5.59 cents
---------------------------------------------------------------------------------------------------------------------------
   June         5.40 cents         5.08 cents         5.05 cents          5.19 cents        5.60 cents
---------------------------------------------------------------------------------------------------------------------------
   July         5.40 cents         5.08 cents         5.05 cents          5.19 cents        5.60 cents
---------------------------------------------------------------------------------------------------------------------------
   August       5.40 cents         5.08 cents         5.05 cents          5.19 cents        5.62 cents
---------------------------------------------------------------------------------------------------------------------------
   September    5.40 cents         5.07 cents         5.05 cents          5.21 cents        5.60 cents
---------------------------------------------------------------------------------------------------------------------------
   October      5.40 cents         5.07 cents         5.05 cents          5.21 cents        5.60 cents
---------------------------------------------------------------------------------------------------------------------------
   TOTAL       32.40 CENTS        30.47 CENTS        30.35 CENTS         31.20 CENTS       33.61 CENTS
---------------------------------------------------------------------------------------------------------------------------


MANAGER'S DISCUSSION

The Fund's performance benefited during the period from its allocation to high yield corporate bonds and preferred stocks, which at period-end represented the largest asset class weighting at 40.2% of total net assets. The high yield corporate bond market was driven by a combination of improving fundamentals, such as declining corporate default rates and improving credit profiles, along with increasing retail and institutional demand for the asset class. In the high yield market, yield spreads over Treasury securities compressed from 7.3% at the beginning of the period to 5.4% at the end, driving this sector's outperformance relative to other fixed income sectors.

Our second largest exposure at period-end was in international developed country bonds. This asset class benefited from the U.S. dollar's general weakness versus other major currencies, albeit while experiencing significant volatility during the reporting period. Despite a rise in interest rates across many developed markets, the U.S. dollar's weakness helped generate stronger performance in this sector relative to U.S. government bonds.

Emerging market bonds also delivered positive returns during the six-month period, as yield spreads for this asset class narrowed at least partially due to stable to improving economic and political conditions in many developing countries. During the period, Moody's Investors Service, an independent credit rating agency, upgraded Russia's sovereign debt to investment grade status. At period-end, Russian government bonds represented one of our largest holdings within the emerging market bond asset class.

Within the more interest rate-sensitive sectors, such as the U.S. government securities market, rising interest rates dampened returns. However, the Fund held a relatively low weighting in U.S. government and agency bonds, representing 4.4% of total net assets on October 31, 2003. The Fund had a somewhat heavier



10 | Semiannual Report

PORTFOLIO BREAKDOWN

--------------------------------------------------------------------------------
                                                     BASED ON TOTAL NET ASSETS
                                                     -------------------------
--------------------------------------------------------------------------------
                                                       10/31/03      4/30/03
--------------------------------------------------------------------------------
   High Yield Corporate Bonds & Preferred Stocks         40.2%       36.2%
--------------------------------------------------------------------------------
   International Developed Country Bonds                 14.8%       16.9%
--------------------------------------------------------------------------------
   Mortgages & Other Asset-Backed Bonds                  12.3%       13.3%
--------------------------------------------------------------------------------
   Emerging Market Bonds                                 12.0%        9.7%
--------------------------------------------------------------------------------
   Investment Grade Corporate Bonds                       6.9%        8.6%
--------------------------------------------------------------------------------
   U.S. Government Bonds                                  4.4%        7.8%
--------------------------------------------------------------------------------
   Convertible Securities                                 3.7%        4.7%
--------------------------------------------------------------------------------
   Other International Bonds                              2.4%        0.0%
--------------------------------------------------------------------------------
   Municipal Bonds                                        0.6%        0.0%
--------------------------------------------------------------------------------
   Common Stocks & Warrants                               0.1%        0.0%
--------------------------------------------------------------------------------
   Short-Term Investments & Other Net Assets              2.6%        2.8%
--------------------------------------------------------------------------------

exposure to mortgage-backed securities, which generally outperformed the Treasury market as prepayment risk for these securities fell with the rise in interest rates. Finally, although somewhat constrained by the rise in interest rates, the investment grade corporate bond market benefited from the improvement in corporate credit fundamentals, and they outperformed U.S. government bonds during the period. At period-end, investment grade corporate bonds represented 6.9% of total net assets.


                                                          Semiannual Report | 11

We thank you for your continued participation in Franklin Strategic Income Fund and look forward to continuing to serve your investment needs in the future.





[PHOTO OMITTED]

/S/Christopher J. Molumphy, CFA





[PHOTO OMITTED]

/S/Eric G. Takaha, CFA

Portfolio Management Team
Franklin Strategic Income Fund




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2003, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


12 | Semiannual Report

Performance Summary as of 10/31/03

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE          10/31/03          4/30/03
--------------------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                    +$0.33             $9.98            $9.65
--------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (5/1/03-10/31/03)
--------------------------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.3240
--------------------------------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE          10/31/03          4/30/03
--------------------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                    +$0.34            $10.01            $9.67
--------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (5/1/03-10/31/03)
--------------------------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.3047
--------------------------------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE          10/31/03          4/30/03
--------------------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                    +$0.34             $9.98            $9.64
--------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (5/1/03-10/31/03)
--------------------------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.3035
--------------------------------------------------------------------------------------------------------------------------
  CLASS R                                               CHANGE          10/31/03          4/30/03
--------------------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                    +$0.34             $9.97            $9.63
--------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (5/1/03-10/31/03)
--------------------------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.3120
--------------------------------------------------------------------------------------------------------------------------
  ADVISOR CLASS                                         CHANGE          10/31/03          4/30/03
--------------------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                    +$0.33             $9.98            $9.65
--------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (5/1/03-10/31/03)
--------------------------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.3361
--------------------------------------------------------------------------------------------------------------------------




    Semiannual Report | Past performance does not guarantee future results. | 13


PERFORMANCE 1

---------------------------------------------------------------------------------------------------------------------------
  CLASS A                              6-MONTH          1-YEAR            5-YEAR  INCEPTION  (5/24/94)
---------------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2             +6.91%         +24.25%           +41.11%         +119.35%
---------------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3         +2.35%         +19.01%            +6.21%           +8.18%
---------------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 4                   +18.94%            +6.49%           +8.19%
---------------------------------------------------------------------------------------------------------------------------
     Distribution Rate 5                         6.22%
---------------------------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 5.01%
---------------------------------------------------------------------------------------------------------------------------
  CLASS B                              6-MONTH          1-YEAR            3-YEAR  INCEPTION  (1/1/99)
---------------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2             +6.79%         +23.83%           +30.40%          +33.29%
---------------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3         +2.79%         +19.83%            +8.41%           +5.82%
---------------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 4                   +19.61%            +7.43%           +5.79%
---------------------------------------------------------------------------------------------------------------------------
     Distribution Rate 5                         6.08%
---------------------------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 4.85%
---------------------------------------------------------------------------------------------------------------------------
  CLASS C                              6-MONTH          1-YEAR            5-YEAR  INCEPTION  (5/1/98)
---------------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2             +6.80%         +23.76%           +38.32%          +33.47%
---------------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3         +4.71%         +21.49%            +6.48%           +5.20%
---------------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 4                   +21.43%            +6.79%           +5.16%
---------------------------------------------------------------------------------------------------------------------------
     Distribution Rate 5                         6.01%
---------------------------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 4.81%
---------------------------------------------------------------------------------------------------------------------------
  CLASS R                                              6-MONTH            1-YEAR  INCEPTION  (1/1/02)
---------------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                             +6.90%           +24.13%          +21.50%
---------------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                         +5.90%           +23.13%          +11.24%
---------------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 4                                     +22.78%          +11.36%
---------------------------------------------------------------------------------------------------------------------------
     Distribution Rate 5                         6.27%
---------------------------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 5.00%
---------------------------------------------------------------------------------------------------------------------------
  ADVISOR CLASS 7                      6-MONTH          1-YEAR            5-YEAR  INCEPTION (5/24/94)
---------------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2             +7.04%         +24.55%           +42.58%         +121.63%
---------------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3         +7.04%         +24.55%            +7.35%           +8.80%
---------------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 4                   +24.33%            +7.64%           +8.80%
---------------------------------------------------------------------------------------------------------------------------
     Distribution Rate 5                         6.73%
---------------------------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6                 5.47%


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.
--------------------------------------------------------------------------------


14 | Past performance does not guarantee future results. | Semiannual Report

ENDNOTES


THE RISKS ASSOCIATED WITH HIGHER YIELDING, LOWER-RATED SECURITIES INCLUDE A HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. THE RISKS OF FOREIGN SECURITIES, ESPECIALLY IN EMERGING MARKETS, INCLUDE CURRENCY FLUCTUATIONS AND POLITICAL UNCERTAINTY. THE RISKS OF INVESTING IN A NON-DIVERSIFIED FUND INCLUDE INCREASED SUSCEPTIBILITY TO ADVERSE ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENTS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A:              Subject to the maximum 4.25% initial sales charge.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:        No initial sales charge or Rule 12b-1 fees; are available
                      to a limited class of investors.


1. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable maximum sales charge(s). Six-month return has not been annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Distribution rate is based on an annualization of the respective class's October dividend and the maximum offering price (NAV for Classes B, R and Advisor) per share on 10/31/03.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/03.
7. Effective 9/1/99, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 8/12/99, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 8/11/99, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/1/99 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +38.47% and +8.02%.


    Semiannual Report | Past performance does not guarantee future results. | 15

Franklin Strategic Series

FINANCIAL HIGHLIGHTS


FRANKLIN STRATEGIC INCOME FUND

                                                  -----------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                  OCTOBER 31, 2003               YEAR ENDED APRIL 30,
CLASS A                                             (UNAUDITED)          2003         2002       2001        2000        1999
                                                  -----------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............            $9.65      $9.36        $9.58      $9.84      $10.84      $11.24
                                                  -----------------------------------------------------------------------------

Income from investment operations:

 Net investment income a ........................              .28        .65          .75 e      .80         .82         .86

 Net realized and unrealized gains (losses) .....              .37        .35         (.20) e    (.28)      (1.02)       (.43)
                                                  -----------------------------------------------------------------------------

Total from investment operations ................              .65       1.00          .55        .52        (.20)        .43
                                                  -----------------------------------------------------------------------------

Less distributions from net investment income ...             (.32)      (.71)        (.77)      (.78)       (.80)       (.83)
                                                  -----------------------------------------------------------------------------

Net asset value, end of period ..................            $9.98      $9.65        $9.36      $9.58      $ 9.84      $10.84
                                                  -----------------------------------------------------------------------------



Total return b ..................................            6.91%     11.60%        6.00%      5.63%     (1.81)%       4.23%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............         $366,665   $336,607     $261,446   $245,974    $254,419    $247,574

Ratios to average net assets:

 Expenses .......................................              .88% d     .88%         .84%       .75%        .75%        .58%

 Expenses excluding waiver by affiliate .........              .88% d     .96%         .95%       .99%        .99%        .99%

 Net investment income ..........................             5.62% d    7.30%        8.03% e    8.18%       8.10%       7.99%

Portfolio turnover rate .........................            40.93%     67.65%       50.64%     38.70%      43.71%      48.68%

Portfolio turnover rate excluding mortgage
 dollar rolls c .................................            31.53%     53.25%       49.88%     36.37%      43.71%      48.68%




aBased on average shares outstanding effective year ended April 30, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cSee Note 1(d) regarding mortgage dollar rolls.
dAnnualized.
eEffective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:
Net Investment income per share ..................................  $(.01)
Net realized and unrealized losses per share .....................   (.01)
Ratio of net investment income to average net assets .............   (.13)%
Per share data and ratios for prior years have not been restated to reflect this change in accounting policy.




16 | Semiannual Report

Franklin Strategic Series



FRANKLIN STRATEGIC INCOME FUND (CONTINUED)

                                                  -------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                  OCTOBER 31, 2003                       YEAR ENDED APRIL 30,
CLASS B                                             (UNAUDITED)          2003         2002       2001        2000        1999 F
                                                  -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............            $9.67      $9.38        $9.61      $9.86      $10.86      $10.76
                                                  -------------------------------------------------------------------------------

Income from investment operations:

 Net investment income a ........................              .26        .61          .72 e      .76         .79         .29

 Net realized and unrealized gains (losses) .....              .38        .35         (.21) e    (.27)      (1.03)        .07
                                                  -------------------------------------------------------------------------------

Total from investment operations ................              .64        .96          .51        .49        (.24)        .36
                                                  -------------------------------------------------------------------------------

Less distributions from net investment income ...             (.30)      (.67)        (.74)      (.74)       (.76)       (.26)
                                                  -------------------------------------------------------------------------------

Net asset value, end of period ..................           $10.01      $9.67        $9.38      $9.61      $ 9.86      $10.86
                                                  -------------------------------------------------------------------------------


Total return b ..................................            6.79%     11.14%        5.57%      5.18%     (2.18)%       3.40%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............          $77,855    $61,254      $40,821    $24,631     $13,641      $4,281

Ratios to average net assets:

 Expenses .......................................            1.28% d    1.28%        1.24%      1.15%       1.15%        .98% d

 Expenses excluding waiver by affiliate .........            1.28% d    1.36%        1.35%      1.39%       1.39%       1.39% d

 Net investment income ..........................            5.22% d    6.90%        7.65% e    7.80%       7.78%       7.59% d

Portfolio turnover rate .........................           40.93%     67.65%       50.64%     38.70%      43.71%      48.68%

Portfolio turnover rate excluding mortgage
 dollar rolls c .................................           31.53%     53.25%       49.88%     36.37%      43.71%      48.68%




aBased on average shares outstanding effective year ended April 30, 2000. bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cSee Note 1(d) regarding mortgage dollar rolls.
dAnnualized.
eEffective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:
Net Investment income per share ................................... $(.01)
Net realized and unrealized losses per share ......................  (.01)
Ratio of net investment income to average net assets ..............  (.12)%
Per share data and ratios for prior years have not been restated to reflect this change in accounting policy.
fFor the period January 1, 1999 (effective date) to April 30, 1999.


                                                          Semiannual Report | 17

Franklin Strategic Series



FRANKLIN STRATEGIC INCOME FUND (CONTINUED)

                                                  -----------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                  OCTOBER 31, 2003                        YEAR ENDED APRIL 30,
CLASS C                                             (UNAUDITED)          2003         2002       2001        2000        1999
                                                  -----------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............            $9.64      $9.36        $9.58      $9.84      $10.84      $11.19
                                                  -----------------------------------------------------------------------------

Income from investment operations:

 Net investment income a ........................              .26        .61          .72 e      .76         .78         .76

 Net realized and unrealized gains (losses) .....              .38        .34         (.20) e    (.28)      (1.02)       (.40)
                                                  -----------------------------------------------------------------------------

Total from investment operations ................              .64        .95          .52        .48        (.24)        .36
                                                  -----------------------------------------------------------------------------

Less distributions from net investment income ...             (.30)      (.67)        (.74)      (.74)       (.76)       (.71)
                                                  -----------------------------------------------------------------------------

Net asset value, end of period ..................            $9.98      $9.64        $9.36      $9.58      $ 9.84      $10.84
                                                  -----------------------------------------------------------------------------


Total return b ..................................            6.80%     11.18%        5.47%      5.21%     (2.20)%       3.59%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............         $117,709    $86,153      $58,851    $46,732     $39,713     $36,245

Ratios to average net assets:

 Expenses .......................................            1.28% d    1.28%        1.24%      1.15%       1.15%        .98%

 Expenses excluding waiver by affiliate .........            1.28% d    1.36%        1.35%      1.39%       1.39%       1.39%

 Net investment income ..........................            5.22% d    6.90%        7.64% e    7.79%       7.72%       7.59%

Portfolio turnover rate .........................           40.93%     67.65%       50.64%     38.70%      43.71%      48.68%

Portfolio turnover rate excluding mortgage
 dollar rolls c .................................           31.53%     53.25%       49.88%     36.37%      43.71%      48.68%




aBased on average shares outstanding effective year ended April 30, 2000.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cSee Note 1(d) regarding mortgage dollar rolls.
dAnnualized.
eEffective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:
Net Investment income per share ........................................$(.01)
Net realized and unrealized losses per share ........................... (.01)
Ratio of net investment income to average net assets ................... (.13)%
Per share data and ratios for prior years have not been restated to reflect this change in accounting policy.




18 | Semiannual Report

Franklin Strategic Series


FRANKLIN STRATEGIC INCOME FUND (CONTINUED)

                                                                     ---------------------------------------------
                                                                      SIX MONTHS ENDED    YEAR ENDED  PERIOD ENDED
                                                                      OCTOBERR 31, 2003    APRIL 30,    APRIL 30,
CLASS R                                                                  (UNAUDITED)         2003         2002 E
                                                                     ---------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...............................          $9.63          $9.34         $9.39
                                                                     ---------------------------------------------

Income from investment operations:

 Net investment income a ...........................................            .27            .63           .28
                                                                     ---------------------------------------------

 Net realized and unrealized gains (losses) ........................            .38            .35          (.09)
                                                                     ---------------------------------------------

Total from investment operations ...................................            .65            .98           .19
                                                                     ---------------------------------------------

Less distributions from net investment income ......................           (.31)          (.69)         (.24)
                                                                     ---------------------------------------------

Net asset value, end of period .....................................          $9.97          $9.63         $9.34
                                                                     ---------------------------------------------



Total return b .....................................................          6.90%         11.35%         2.07%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..................................         $4,626         $1,558        $1,239

Ratios to average net assets:

 Expenses ..........................................................          1.13% d        1.13%         1.09% d

 Expenses excluding waiver by affiliate ............................          1.13% d        1.21%         1.20% d

 Net investment income .............................................          5.37% d        7.05%         9.18% d

Portfolio turnover rate ............................................         40.93%         67.65%        50.64%

Portfolio turnover rate excluding mortgage dollar rolls c ..........         31.53%         53.25%        49.88%




aBased on average shares outstanding.
bTotal return is not annualized for periods less than one year.
cSee Note 1(d) regarding mortgage dollar rolls.
dAnnualized.
eFor the period January 1, 2002 (effective date) to April 30, 2002.




                                                          Semiannual Report | 19

Franklin Strategic Series



FRANKLIN STRATEGIC INCOME FUND (CONTINUED)

                                                              ------------------------------------------------------------------
                                                              SIX MONTHS ENDED
                                                              OCTOBER 31, 2003              YEAR ENDED APRIL 30,
ADVISOR CLASS                                                  (UNAUDITED)         2003       2002        2001        2000 F
                                                              ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ........................           $9.65        $9.36      $9.59       $9.84      $10.11
                                                              ------------------------------------------------------------------

Income from investment operations:

 Net investment income a ....................................             .29          .69        .78 e       .82         .61

 Net realized and unrealized gains (losses) .................             .39          .33       (.21) e     (.26)       (.33)
                                                              ------------------------------------------------------------------

Total from investment operations ............................             .68         1.02        .57         .56         .28
                                                              ------------------------------------------------------------------

Less distributions from net investment income ...............            (.34)        (.73)      (.80)       (.81)       (.55)
                                                              ------------------------------------------------------------------

Net asset value, end of period ..............................           $9.99        $9.65      $9.36       $9.59      $ 9.84
                                                              ------------------------------------------------------------------



Total return b ..............................................           7.04%       11.87%      6.27%       5.89%     (1.64)%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...........................         $40,488      $34,224    $31,493     $25,390     $21,809

Ratios to average net assets:

 Expenses ...................................................            .63% d       .63%       .59%        .50%        .50% d

 Expenses excluding waiver by affiliate .....................            .63% d       .71%       .70%        .74%        .74% d

 Net investment income ......................................           5.87% d      7.55%      8.29% e     8.45%       8.53% d

Portfolio turnover rate .....................................          40.93%       67.65%     50.64%      38.70%      43.71%

Portfolio turnover rate excluding
 mortgage dollar rolls c ....................................          31.53%       53.25%     49.88%      36.37%      43.71%




aBased on average shares outstanding.
bTotal return is not annualized for periods less than one year.
cSee Note 1(d) regarding mortgage dollar rolls.
dAnnualized.
eEffective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:
Net Investment income per share .....................................  $(.01)
Net realized and unrealized losses per share ........................   (.01)
Ratio of net investment income to average net assets ................   (.13)%
Per share data and ratios for prior years have not been restated to reflect this change in accounting policy.
fFor the period August 12, 1999 (effective date) to April 30, 2000.




20 | See notes to financial statements. | Semiannual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2003 (UNAUDITED)


---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN STRATEGIC INCOME FUND                                        COUNTRY         SHARES/WARRANTS           VALUE
  COMMON STOCKS AND WARRANTS .1%
a Cambridge Industries Liquidating Trust Interest .................  United States            516,372       $        5,164
a ICG Communications Inc. .........................................  United States              7,404               54,049
a ICG Communications Inc., wts., 6/05/07 ..........................  United States              1,227                  460
a Metrocall Holdings Inc. .........................................  United States              9,005              292,662
a Republic of Venezeula, Oil Value Recovery, wts.,
     4/15/20 ......................................................    Venezuela                3,035                   --
a VS Holdings .....................................................  United States             64,666               48,500
                                                                                                            ---------------
  TOTAL COMMON STOCKS AND WARRANTS (COST $109,507)                                                                 400,835
                                                                                                            ---------------

  PREFERRED STOCKS .8%
  Fresenius Medical Care Capital Trust II,
    7.875%, 2/01/08 ...............................................     Germany             4,500,000            4,736,250
a Metrocall Holdings Inc., 15.00%, pfd., A,
    12/31/06 ......................................................  United States              1,086               12,217
                                                                                                            ---------------

  TOTAL PREFERRED STOCKS (COST $4,372,575)                                                                       4,748,467
                                                                                                            ---------------

  CONVERTIBLE PREFERRED STOCKS 1.8%
  CONSUMER DURABLES .5%
  Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd. ...............  United States             60,000            2,787,000
                                                                                                            ---------------

  ELECTRONIC TECHNOLOGY .4%
  Northrop Grumman, 7.00%, cvt. pfd., B ...........................  United States             20,000            2,370,000
                                                                                                            ---------------

  INDUSTRIAL SERVICES .3%
  Allied Waste Industries Inc., 6.25%, cvt. pfd. ..................  United States             28,000            1,792,000
                                                                                                            ---------------

  TECHNOLOGY SERVICES .2%
  Electronic Data Systems Corp., 7.625%, cvt. pfd. ................  United States             60,000            1,239,000
                                                                                                            ---------------

  UTILITIES .4%
  FPL Group Inc., 8.50%, cvt. pfd. ................................  United States             45,000            2,574,000
                                                                                                            ---------------

  TOTAL CONVERTIBLE PREFERRED STOCKS (COST $12,186,056) ...........                                             10,762,000
                                                                                                            ---------------


                                                                                      PRINCIPAL AMOUNT D

  BONDS 46.3%
  COMMERCIAL SERVICES 1.1%
b AmeriServe Food Distribution Inc., senior note,
    8.875%, 10/15/06 ..............................................  United States   $        700,000                  350
b Ameriserve Food Distribution Inc.,
    senior sub. note, 10.125%, 7/15/07 ............................  United States            700,000                   --
  Johnsondiversey Inc., senior disc. note, 144A,
    zero cpn. to 5/15/07, 10.67% thereafter, 5/15/13 ..............  United States          1,800,000            1,350,000
  Johnsondiversey Inc., senior sub. note,
    9.625%, 5/15/12 ...............................................  United States          2,500,000            2,775,000
  Lamar Media Corp., senior sub. note, 7.25%,
    1/01/13 .......................................................  United States          2,500,000            2,643,750
                                                                                                            ---------------

                                                                                                                 6,769,100
                                                                                                            ---------------

  COMMUNICATIONS 5.0%
  AT&T Wireless Services Inc., senior note,
    8.125%, 5/01/12 ...............................................  United States          2,500,000            2,905,162
  Dobson Communications, senior note, 144A,
    8.875%, 10/01/13 ..............................................  United States          2,500,000            2,550,000
  Intl Telecom Satellite, 144A, 6.50%, 11/01/13 ...................     Bermuda             4,500,000            4,585,927
  Nextel Communications Inc., senior note,
    7.375%, 8/01/15 ...............................................  United States          4,500,000            4,702,500
  Nextel Partners Inc., senior note, 11.00%,
    3/15/10 .......................................................  United States          1,500,000            1,668,750
b Nextlink Communications Inc., senior disc.
    note, 9.45%, 4/15/08 ..........................................  United States            650,000                4,063
b Nextlink Communications Inc., senior disc.
    note, zero cpn. to 6/01/04,
    12.50% thereafter, 6/01/09 ....................................  United States          2,000,000               12,500
b Nextlink Communications Inc., senior note,
    9.625%, 10/01/07 ..............................................  United States            250,000                1,563


                                                          Semiannual Report | 21

Franklin Strategic Series



---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN STRATEGIC INCOME FUND                                        COUNTRY       PRINCIPAL AMOUNT D          VALUE
  BONDS (CONT.)

  COMMUNICATIONS (CONT.)
b Nextlink Communications Inc., senior note,
    9.00%, 3/15/08 ................................................  United States   $        750,000       $        4,687
  Rural Cellular Corp., senior note, 144A,
    9.875%, 2/01/10 ...............................................  United States          1,900,000            1,904,750
  Rural Cellular Corp., senior sub. note,
    9.75%, 1/15/10 ................................................  United States            900,000              810,000
  Triton PCS Inc., senior note, 8.50%, 6/01/13 ....................  United States          1,800,000            1,903,500
  Triton PCS Inc., senior sub. note, 9.375%, 2/01/11 ..............  United States          1,000,000              992,500
  US West Communications Inc., 6.875%, 9/15/33 ....................  United States          4,500,000            4,038,750
b WorldCom Inc.-WorldCom Group, senior note,
    6.95%, 8/15/06 ................................................  United States          5,000,000            4,137,500
                                                                                                            ---------------
                                                                                                                30,222,152
                                                                                                            ---------------

  CONSUMER DURABLES 1.5%
  D.R. Horton Inc., senior note, 8.50%, 4/15/12 ...................  United States          4,000,000            4,520,000
  General Motors, 8.25%, 7/15/23 ..................................  United States          2,700,000            2,847,285
  General Motors, 8.375%, 7/15/33 .................................  United States          1,800,000            1,904,488
                                                                                                            ---------------
                                                                                                                 9,271,773
                                                                                                            ---------------

  CONSUMER NON-DURABLES 2.0%
  Philip Morris Cos. Inc., 7.75%, 1/15/27 .........................  United States          4,000,000            4,121,328
  Revlon Consumer Products Corp., senior note,
    9.00%, 11/01/06 ...............................................  United States          3,000,000            1,987,500
  Smithfield Foods Inc., senior note, 144A,
    7.75%, 5/15/13 ................................................  United States          2,500,000            2,712,500
  Tyson Foods Inc., senior note, 8.25%, 10/01/11 ..................  United States          3,000,000            3,558,791
                                                                                                            ---------------
                                                                                                                12,380,119
                                                                                                            ---------------

  CONSUMER SERVICES 10.9%
  Advanstar Communications, senior secured note, 144A,
    10.75%, 8/15/10 ...............................................  United States          3,500,000            3,736,250
  AOL Time Warner Inc., 6.75%, 4/15/11 ............................  United States          4,000,000            4,427,648
  CanWest Media Inc., senior note, 7.625%, 4/15/13 ................     Canada                200,000              219,500
  CanWest Media Inc., senior sub. note, 10.625%,
    5/15/11 .......................................................     Canada              2,500,000            2,862,500
  Cendant Corp., senior note, 7.375%, 4/15/13 .....................  United States          3,000,000            3,443,157
b Century Communications Corp., senior disc.
    note, B, zero cpn., 1/15/08 ...................................  United States          5,500,000            2,695,000
  Charter Communications Holdings II, senior note,
    144A, 10.25%, 9/15/10 .........................................  United States          3,300,000            3,374,250
  Charter Communications Holdings LLC, senior
    disc. note, zero cpn. to 4/01/04,
    9.92% thereafter, 4/01/11 .....................................  United States          1,000,000              760,000
  CSC Holdings Inc., senior deb., 7.625%, 7/15/18 .................  United States          3,500,000            3,465,000
  Dex Media East LLC, senior note, B,
    12.125%, 11/15/12 .............................................  United States          2,000,000            2,422,500
  Dex Media West, senior sub. note, 144A,
    9.875% 8/15/13 ................................................  United States          1,500,000            1,713,750
  DirecTV Holdings/finance, senior note,
    8.375%, 3/15/13 ...............................................  United States          3,000,000            3,390,000
  EchoStar DBS Corp., senior note, 10.375%,
    10/01/07 ......................................................  United States          3,000,000            3,326,250
  EchoStar DBS Corp., senior note, 144A,
    6.375%, 10/01/11 ..............................................  United States          2,600,000            2,600,000
  Gaylord Entertainment Co., senior note,
    144A, 8.00%, 11/15/03 .........................................  United States          1,000,000            1,033,750
  Hollywood Park, senior sub. note, B,
    9.25%, 2/15/07 ................................................  United States          3,500,000            3,591,875
  Lin Television Corp., senior note, 8.00%, 1/15/08 ...............  United States          2,000,000            2,155,000
  Lin Television Corp., senior sub. note,
    144A, 6.50%, 5/15/13 ..........................................  United States          1,000,000              975,000
  Meristar Hospitality Corp., senior note,
    10.50%, 6/15/09 ...............................................  United States          2,000,000            2,180,000



22 | Semiannual Report


Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2003 (UNAUDITED) (CONTINUED)


---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN STRATEGIC INCOME FUND                                        COUNTRY       PRINCIPAL AMOUNT D          VALUE
  BONDS (CONT.)

  CONSUMER SERVICES (CONT.)
  Park Place Entertainment Corp., senior
    sub. note, 9.375%, 2/15/07 ....................................  United States   $      4,500,000       $    5,028,750
  Quebecor Media Inc., senior disc. note,
    zero cpn. to 7/15/06, 13.75% thereafter, 7/15/11 ..............     Canada              3,000,000            2,610,000
  Royal Caribbean Cruises Ltd., senior deb.,
    7.25%, 3/15/18 ................................................  United States          4,500,000            4,342,500
  Six Flags Inc., senior note, 8.875%, 2/01/10 ....................  United States          2,500,000            2,387,500
  Station Casinos Inc., senior sub. note,
    9.875%, 7/01/10 ...............................................  United States          3,000,000            3,348,750
                                                                                                            ---------------
                                                                                                                66,088,930
                                                                                                            ---------------

  ELECTRONIC TECHNOLOGY .7%
  Flextronics International Ltd., senior sub.
    note, 144A, 6.50%, 5/15/13 ....................................    Singapore            4,500,000            4,466,250
                                                                                                            ---------------

  ENERGY MINERALS 1.2%
  Peabody Energy Corp., senior note, B,
    6.875%, 3/15/13 ...............................................  United States          4,000,000            4,230,000
  Westport Resources Corp., senior sub. note,
    8.25%, 11/01/11 ...............................................  United States          1,300,000            1,439,750
  Westport Resources Corp., senior sub. note,
    144A, 8.25%, 11/01/11 .........................................  United States          1,200,000            1,329,000
                                                                                                            ---------------
                                                                                                                 6,998,750
                                                                                                            ---------------

  FINANCE 3.4%
  Boston Properties Inc., senior note,
    5.00%, 6/01/15 ................................................  United States          4,000,000            3,771,646
  Citigroup Inc., sub. note, 5.625%, 8/27/12 ......................  United States          1,500,000            1,585,313
  Forest City Enterprises., senior note,
    7.625%, 6/01/15 ...............................................  United States          2,500,000            2,612,500
  General Electric Capital Corp., 6.75%, 3/15/32 ..................  United States          3,000,000            3,337,680
  Host Marriott LP, senior note, 9.25%, 10/01/07 ..................  United States          3,500,000            3,880,625
  JP Morgan Chase & Co., sub. note, 5.75%, 1/02/13 ................  United States          3,500,000            3,680,173
  Willis Corroon Corp., senior sub. note,
    9.00%, 2/01/09 ................................................ United Kingdom          1,700,000            1,810,500
                                                                                                            ---------------
                                                                                                                20,678,437
                                                                                                            ---------------

  HEALTH SERVICES 1.9%
  Healthsouth Corp., senior note, 8.50%, 2/01/08 ..................  United States          3,250,000            2,892,500
b Magellan Health Services Inc., senior sub. note,
    9.00%, 2/15/08 ................................................  United States          3,000,000            1,725,000
  Tenet Healthcare Corp., senior note, 6.375%,
    12/01/11 ......................................................  United States          4,500,000            4,196,250
  United Surgical Partners, senior sub. note,
    10.00%, 12/15/11 ..............................................  United States          2,500,000            2,775,000
                                                                                                            ---------------
                                                                                                                11,588,750
                                                                                                            ---------------

  INDUSTRIAL SERVICES 2.1%
  Allied Waste North America Inc., senior sub. note, B,
    10.00%, 8/01/09 ...............................................  United States          3,500,000            3,823,750
  Grant Prideco Escrow, senior note, 9.00%, 12/15/09 ..............  United States          2,000,000            2,170,000
  Hanover Equipment Trust 01, senior secured
    note, B, 8.75%, 9/01/11 .......................................  United States          2,000,000            2,060,000
  Universal Compression Inc., senior sub. note,
    7.25%, 5/15/10 ................................................  United States            900,000              940,500
  URS Corp., senior note, 11.50%, 9/15/09 .........................  United States          3,000,000            3,420,000
                                                                                                            ---------------
                                                                                                                12,414,250
                                                                                                            ---------------

  NON-ENERGY MINERALS .9%
  Century Aluminum Co., first mortgage,
    11.75%, 4/15/08 ...............................................  United States          3,500,000            3,867,500
  Oregon Steel Mills Inc., first mortgage,
    10.00%, 7/15/09 ...............................................  United States          2,200,000            1,815,000
                                                                                                            ---------------
                                                                                                                 5,682,500
                                                                                                            ---------------



                                                          Semiannual Report | 23

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2003 (UNAUDITED) (CONTINUED)


---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN STRATEGIC INCOME FUND                                        COUNTRY       PRINCIPAL AMOUNT D          VALUE
  BONDS (CONT.)

  PROCESS INDUSTRIES 5.5%
  Buckeye Technologies Inc., senior note, 144A,
    8.50%, 10/01/13 ...............................................  United States   $      1,700,000       $    1,785,000
  Consolidated Container Co. LLC, senior
    disc. note, 10.125%, 7/15/09 ..................................  United States          2,000,000            1,190,000
  Georgia-Pacific Corp., senior note,
    9.375%, 2/01/13 ...............................................  United States          4,000,000            4,620,000
  Graham Packaging Co., senior disc. note,
    B, 10.75%, 1/15/09 ............................................  United States          1,000,000            1,038,750
  Graham Packaging Co., senior sub. note,
    144A, 8.75%, 1/15/08 ..........................................  United States            600,000              622,500
  Graham Packaging Co., senior sub. note,
    B, 8.75%, 1/15/08 .............................................  United States          1,900,000            1,971,250
  Huntsman Advanced Materials LLC, senior
    secured note, 144A, 11.00%, 7/15/10 ...........................  United States          1,300,000            1,399,125
  Huntsman ICI Chemicals, senior disc. note,
    zero cpn., 12/31/09 ...........................................  United States          6,500,000            2,632,500
  IMC Global Inc., senior note, 144A, 10.875%,
    8/01/13 .......................................................  United States          4,000,000            4,150,000
  Lyondell Chemicals Co., senior note, 10.50%,
    6/01/13 .......................................................  United States          2,000,000            2,070,000
  Lyondell Chemical Co., senior secured note,
    B, 9.875%, 5/01/07 ............................................  United States          2,500,000            2,550,000
  MDP Acquisitions PLC, senior note, 9.625%,
    10/01/12 ...................................................... Irish Republic          1,000,000            1,115,000
  Nalco Co., senior sub. note, 144A, 8.875%,
    11/15/13 ......................................................  United States            700,000              731,500
  Owens-Illinois Inc., senior note, 7.80%, 5/15/18 ................  United States          4,500,000            4,342,500
b Pindo Deli Finance Mauritius Ltd., senior note,
    10.25%, 10/01/02 ..............................................    Indonesia            2,500,000              587,500
  Stone Container Corp., senior note, 8.375%,
    7/01/12 .......................................................  United States          2,100,000            2,226,000
                                                                                                            ---------------

                                                                                                                33,031,625
                                                                                                            ---------------

  PRODUCER MANUFACTURING 3.2%
  Case New Holland Inc., senior note, 144A,
    9.25%, 8/01/11 ................................................   Netherlands           4,500,000            5,017,500
  Cummins Inc., senior note, 144A, 9.50%, 12/01/10 ................  United States          3,000,000            3,465,000
  Le Grand SA, senior note, 10.50%, 2/15/13 .......................     France              3,000,000            3,435,000
  Motors & Gears, senior note, 10.75%, 11/15/06 ...................  United States          2,500,000            2,062,500
  Norcraft Cos./Finance, senior sub note, 144A,
    9.00%, 11/01/11 ...............................................  United States          1,500,000            1,582,500
  TRW Automotive Inc., senior note, 144A, 9.375%,
    2/15/13 .......................................................  United States          1,700,000            1,938,000
  TRW Automotive Inc., senior note, 144A, 11.00%,
    2/15/13 .......................................................  United States          1,800,000            2,133,000
                                                                                                            ---------------
                                                                                                                19,633,500
                                                                                                            ---------------
  RETAIL TRADE 1.3%
  Delhaize America Inc., 9.00%, 4/15/31 ...........................  United States          3,000,000            3,397,500
  Kroger Co., senior note, 6.80%, 4/01/11 .........................  United States          1,500,000            1,674,143
  Rite Aid Corp., 7.70%, 2/15/27 ..................................  United States          3,000,000            2,655,000
                                                                                                            ---------------

                                                                                                                 7,726,643
                                                                                                            ---------------

  TRANSPORTATION 1.6%
  CP Ships Ltd., senior note, 10.375%, 7/15/12 .................... United Kingdom          3,000,000            3,465,000
  Laidlaw International Inc., senior note, 144A,
    10.75%, 6/15/11 ...............................................  United States          2,500,000            2,700,000
  Ultrapetrol Ltd., first mortgage, 10.50%, 4/01/08 ...............     Bahamas             1,000,000              700,000
  United Air Lines, 7.73%, 7/01/10 ................................  United States          3,500,000            2,821,101
                                                                                                            ---------------
                                                                                                                 9,686,101
                                                                                                            ---------------

  UTILITIES 4.0%
  AES Corp., senior secured note, 144A, 9.00%,
    5/15/15 .......................................................  United States          3,500,000            3,762,500
  Calpine Corp., secured note, 144A, 8.75%, 7/15/13 ...............  United States          4,000,000            3,680,000
  CMS Energy Corp., senior note, 7.50%, 1/15/09 ...................  United States          3,500,000            3,578,750
  Dynegy Holdings Inc., senior note, 8.75%, 2/15/12 ...............  United States          4,000,000            3,820,000
  PG&E Corp., senior secured note, 144A, 6.875%,
    7/15/08 .......................................................  United States          2,500,000            2,662,500


24 | Semiannual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2003 (UNAUDITED) (CONTINUED)


---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN STRATEGIC INCOME FUND                                        COUNTRY       PRINCIPAL AMOUNT D          VALUE
  BONDS (CONT.)

  UTILITIES (CONT.)
  Utilicorp United Inc., senior note, 9.95% 2/01/11 ...............  United States   $      3,500,000       $    3,675,000
  Williams Cos., senior note, 8.625%, 6/01/10 .....................  United States          3,000,000            3,300,000
                                                                                                            ---------------
                                                                                                                24,478,750
                                                                                                            ---------------

  TOTAL BONDS (COST $268,972,938)                                                                              281,117,630
                                                                                                            ---------------

  CONVERTIBLE BONDS 1.9%
  CONSUMER SERVICES .6%
b Adelphia Communications Corp., sub. note, cvt.,
    6.00%, 2/15/06 ................................................  United States          3,500,000            1,487,500
  Liberty Media Corp. into Motorola, cvt.,
    senior deb., 3.50%, 1/15/31 ...................................  United States          3,000,000            2,426,250
                                                                                                            ---------------
                                                                                                                 3,913,750
                                                                                                            ---------------

  ELECTRONIC TECHNOLOGY 1.3%
  Fairchild Semiconductor Corp., cvt., 5.00%,
    11/01/08 ......................................................  United States          2,000,000            2,102,500
  Nortel Networks Corp., senior note, cvt.,
    4.25%, 9/01/08 ................................................     Canada              4,000,000            3,790,000
  SCI Systems Inc., cvt., sub. note, 3.00%, 3/15/07 ...............  United States          2,000,000            1,860,000
                                                                                                            ---------------
                                                                                                                 7,752,500
                                                                                                            ---------------

  TOTAL CONVERTIBLE BONDS (COST $12,730,810)                                                                    11,666,250
                                                                                                            ---------------

  OTHER MORTGAGES/ASSET BACKED SECURITIES 1.1% Citifinancial Mortgage Securities
  Inc., 2003-1,
    AF3, 4.001%, 2/21/30 ..........................................  United States          1,000,000            1,022,996
  Delta Home Equity, 1998-2, A6F, 6.37%, 7/15/28 ..................  United States            889,550              933,918
  Green Tree Financial Corp., 1996-2, A4, 7.20%,
    4/15/27 .......................................................  United States            532,102              559,954
  Keystone Owner Trust, 1997-P3, M2, 7.98%, 12/25/24 ..............  United States            882,852              905,621
  Merrill Lynch Mortgage Investors Inc., 1995-C3, A3,
    7.121%, 12/26/25 ..............................................  United States             83,123               85,217
  Morgan Stanley, 2003-HB1, D, 5.50%, 4/15/11 .....................  United States          1,584,000            1,488,960
  Residential Asset Securities Corp., 1999-KS1,
    AI8, 6.32%, 4/25/30 ...........................................  United States            553,130              580,861
  Vanderbilt Mortgage Finance, 6.525%, 1/01/32 ....................  United States          1,375,000            1,269,220
                                                                                                            ---------------
  TOTAL OTHER MORTGAGE/ASSET BACKED SECURITIES (COST $6,824,585) ..                                              6,846,747
                                                                                                            ---------------

  U.S. GOVERNMENT AND AGENCY SECURITIES 15.6% U.S. GOVERNMENT AGENCIES/MORTGAGES 11.2%
  FHLMC, 7.00%, 1/01/09 ...........................................  United States              2,612                2,771
  FHLMC, 6.50%, 4/01/11 ...........................................  United States              4,384                4,612
  FHLMC, 7.00%, 9/01/11 ...........................................  United States              4,985                5,285
  FHLMC, 5.50%, 7/01/17 ...........................................  United States            616,558              635,340
  FHLMC, 5.50%, 10/01/17 ..........................................  United States            792,298              816,434
  FHLMC, 5.00%, 12/01/17 ..........................................  United States          1,163,290            1,182,138
  FHLMC, 4.50%, 11/01/18 ..........................................  United States          1,000,000              997,500
  FHLMC, 7.00%, 9/01/21 ...........................................  United States            337,227              355,285
  FHLMC, 6.50%, 10/01/21 ..........................................  United States            474,194              494,577
  FHLMC, 7.50%, 4/01/24 ...........................................  United States              3,251                3,489
  FHLMC, 9.00%, 12/01/24 ..........................................  United States              1,450                1,620
  FHLMC, 7.00%, 11/01/25 ..........................................  United States              2,244                2,367
  FHLMC, 8.00%, 11/01/25 ..........................................  United States              3,789                4,115
  FHLMC, 6.50%, 12/01/25 ..........................................  United States              5,188                5,418
  FHLMC, 7.50%, 1/01/26 ...........................................  United States              2,991                3,206


                                                          Semiannual Report | 25

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2003 (UNAUDITED) (CONTINUED)


---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN STRATEGIC INCOME FUND                                        COUNTRY       PRINCIPAL AMOUNT D          VALUE
  U.S. GOVERNMENT AND AGENCY SECURITIES (CONT.)
  U.S. GOVERNMENT AGENCIES/MORTGAGES (CONT.)
  FHLMC, 8.00%, 1/01/26 ...........................................  United States   $          1,070       $        1,162
  FHLMC, 6.50%, 3/01/26 ...........................................  United States             10,989               11,467
  FHLMC, 7.00%, 9/01/26 ...........................................  United States              4,953                5,225
  FHLMC, 7.50%, 1/01/27 ...........................................  United States              3,791                4,059
  FHLMC, 6.50%, 11/01/27 ..........................................  United States            658,505              688,012
  FHLMC, 7.00%, 4/01/28 ...........................................  United States             81,915               86,362
  FHLMC, 7.00%, 5/01/28 ...........................................  United States             68,071               71,742
  FHLMC, 6.50%, 6/01/29 ...........................................  United States            101,052              105,230
  FHLMC, 7.50%, 1/01/31 ...........................................  United States            235,989              252,081
  FHLMC, 6.50%, 5/01/31 ...........................................  United States            432,028              449,525
  FHLMC, 6.00%, 11/01/31 ..........................................  United States          6,379,920            6,549,383
  FHLMC, 7.00%, 1/01/32 ...........................................  United States            185,671              195,409
  FHLMC, 7.00%, 8/01/32 ...........................................  United States            634,799              668,109
  FHLMC, 5.00%, 5/01/33 ...........................................  United States          1,439,159            1,417,695
  FHLMC, 5.50%, 6/01/33 ...........................................  United States            990,562              999,624
  FHLMC, 5.00%, 10/01/33 ..........................................  United States            999,901              984,989
  FNMA, 7.50%, 10/01/07 ...........................................  United States              6,051                6,425
  FNMA, 6.50%, 2/01/09 ............................................  United States              6,499                6,862
  FNMA, 6.50%, 4/01/11 ............................................  United States              3,123                3,296
  FNMA, 6.00%, 4/01/13 ............................................  United States            207,972              216,892
  FNMA, 6.50%, 6/01/13 ............................................  United States            113,420              119,495
  FNMA, 5.50%, 3/01/14 ............................................  United States            421,231              435,250
  FNMA, 5.50%, 6/01/14 ............................................  United States            605,086              625,224
  FNMA, 7.50%, 10/01/14 ...........................................  United States             93,986              100,447
  FNMA, 6.00%, 7/01/16 ............................................  United States            263,805              274,503
  FNMA, 6.00%, 10/01/16 ...........................................  United States            646,894              673,128
  FNMA, 5.00%, 1/01/18 ............................................  United States          1,587,271            1,613,190
  FNMA, 5.00%, 4/01/18 ............................................  United States            927,410              942,554
  FNMA, 5.00%, 6/01/18 ............................................  United States          1,847,687            1,878,728
  FNMA, 6.50%, 1/01/24 ............................................  United States              9,962               10,397
  FNMA, 7.00%, 5/01/24 ............................................  United States              1,765                1,866
  FNMA, 8.00%, 1/01/25 ............................................  United States              2,178                2,370
  FNMA, 9.00%, 5/01/25 ............................................  United States              2,353                2,611
  FNMA, 8.50%, 7/01/25 ............................................  United States              3,203                3,490
  FNMA, 8.00%, 12/01/25 ...........................................  United States             79,019               85,868
  FNMA, 7.00%, 1/01/26 ............................................  United States              4,741                5,008
  FNMA, 7.00%, 3/01/26 ............................................  United States              6,272                6,623
  FNMA, 8.00%, 5/01/26 ............................................  United States              1,927                2,092



26 | Semiannual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2003 (UNAUDITED) (CONTINUED)


---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN STRATEGIC INCOME FUND                                        COUNTRY      PRINCIPAL AMOUNT D          VALUE
  U.S. GOVERNMENT AND AGENCY SECURITIES (CONT.)
  U.S. GOVERNMENT AGENCIES/MORTGAGES (CONT.)
  FNMA, 8.00%, 6/01/26 ............................................  United States   $          1,709       $        1,855
  FNMA, 7.50%, 10/01/26 ...........................................  United States                203                  217
  FNMA, 8.00%, 1/01/27 ............................................  United States              3,616                3,916
  FNMA, 7.00%, 4/01/27 ............................................  United States             85,007               89,707
  FNMA, 6.50%, 3/01/28 ............................................  United States            413,265              430,015
  FNMA, 7.00%, 5/01/28 ............................................  United States            110,618              116,672
  FNMA, 6.50%, 6/01/28 ............................................  United States            948,658              987,109
  FNMA, 7.00%, 6/01/28 ............................................  United States            305,929              322,674
  FNMA, 6.50%, 11/01/28 ...........................................  United States            185,539              193,059
  FNMA, 7.50%, 12/01/28 ...........................................  United States             14,933               15,936
  FNMA, 7.00%, 2/01/29 ............................................  United States            604,232              637,644
  FNMA, 7.50%, 9/01/29 ............................................  United States            190,070              202,653
  FNMA, 7.50%, 10/01/29 ...........................................  United States             48,396               51,599
  FNMA, 6.50%, 4/01/31 ............................................  United States            102,064              106,081
  FNMA, 6.50%, 8/01/31 ............................................  United States            817,717              849,901
  FNMA, 7.00%, 7/01/32 ............................................  United States            384,306              404,765
  FNMA, 6.50%, 8/01/32 ............................................  United States          3,976,047            4,132,006
  FNMA, 6.00%, 9/01/32 ............................................  United States            467,419              480,111
  FNMA, 6.00%, 11/01/32 ...........................................  United States          2,887,797            2,966,219
  FNMA, 6.00%, 1/01/33 ............................................  United States             35,936               36,911
  FNMA, 5.00%, 6/01/33 ............................................  United States          1,904,255            1,880,021
  FNMA, 5.50%, 11/15/33 ...........................................  United States          8,016,357            8,091,510
  GNMA, 7.00%, 7/15/08 ............................................  United States            215,391              229,973
  GNMA, 7.50%, 8/20/16 ............................................  United States            190,628              203,332
  GNMA, 7.50%, 8/20/17 ............................................  United States            140,188              149,936
  GNMA, 7.50%, 5/15/27 ............................................  United States            132,480              141,804
  GNMA, 7.00%, 11/15/27 ...........................................  United States            152,260              161,631
  GNMA, 8.00%, 4/15/28 ............................................  United States            111,156              120,138
  GNMA, 6.50%, 12/20/30 ...........................................  United States            589,450              615,946
  GNMA, 7.00%, 7/15/31 ............................................  United States            219,272              232,485
  GNMA, 6.50%, 7/20/31 ............................................  United States            277,180              289,620
  GNMA, 6.50%, 10/20/31 ...........................................  United States          1,117,039            1,167,171
  GNMA, 6.50%, 11/15/31 ...........................................  United States          1,248,006            1,307,910
  GNMA, 6.50%, 12/20/31 ...........................................  United States            592,923              619,533
  GNMA, 6.50%, 3/15/32 ............................................  United States            194,857              204,092
  GNMA, 7.50%, 4/20/32 ............................................  United States          1,425,928            1,511,828
  GNMA, 6.00%, 11/15/32 ...........................................  United States            648,448              670,363
  GNMA, 6.00%, 1/15/33 ............................................  United States            953,024              985,019
  GNMA, 7.00%, 1/20/33 ............................................  United States          3,688,797            3,892,399
  GNMA, 5.50%, 2/15/33 ............................................  United States            639,191              648,187
  GNMA, 5.50%, 6/15/33 ............................................  United States          3,788,745            3,842,066
  GNMA, 5.00%, 11/01/33 ...........................................  United States          3,925,000            3,872,258
  GNMA, SF, 7.50%, 9/15/23 ........................................  United States              2,196                2,364
  GNMA, SF, 6.50%, 3/15/24 ........................................  United States              7,049                7,416
  GNMA, SF, 8.00%, 6/15/24 ........................................  United States              2,996                3,255
  GNMA, SF, 8.50%, 8/15/24 ........................................  United States                999                1,097


                                                          Semiannual Report | 27

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2003 (UNAUDITED) (CONTINUED)


---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN STRATEGIC INCOME FUND                                        COUNTRY      PRINCIPAL AMOUNT D          VALUE
  U.S. GOVERNMENT AND AGENCY SECURITIES (CONT.)
  U.S. GOVERNMENT AGENCIES/MORTGAGES (CONT.)
  GNMA, SF, 9.00%, 1/15/25 ........................................  United States   $          1,717       $        1,896
  GNMA, SF, 8.00%, 2/15/25 ........................................  United States              2,168                2,358
  GNMA, SF, 9.50%, 6/15/25 ........................................  United States              2,735                3,039
  GNMA, SF, 7.50%, 1/15/26 ........................................  United States              6,122                6,568
  GNMA, SF, 7.50%, 2/15/26 ........................................  United States              5,134                5,508
  GNMA, SF, 9.00%, 3/15/26 ........................................  United States              3,474                3,825
  GNMA, SF, 8.00%, 6/15/26 ........................................  United States              6,951                7,534
  GNMA, SF, 8.00%, 7/15/26 ........................................  United States              6,419                6,957
  GNMA, SF, 8.50%, 7/15/26 ........................................  United States                476                  519
  GNMA, SF, 8.00%, 9/15/26 ........................................  United States             43,139               46,758
  GNMA, SF, 8.00%, 12/15/26 .......................................  United States            204,327              221,470
  GNMA, SF, 8.00%, 9/15/27 ........................................  United States             68,113               73,721
  GNMA, SF, 7.00%, 5/15/28 ........................................  United States             12,151               12,894
  GNMA, SF, 6.50%, 12/15/28 .......................................  United States            102,206              107,162
  GNMA, SF, 6.50%, 2/15/29 ........................................  United States            218,753              229,301
  GNMA II, 6.50%, 7/20/28 .........................................  United States            199,314              208,422
                                                                                                            ---------------
                                                                                                                67,838,886
                                                                                                            ---------------

  OTHER U.S. GOVERNMENT AND AGENCY SECURITIES 1.3%
  FHLMC, 6.00%, 6/15/11 ...........................................  United States          1,500,000            1,657,072
  FNMA, 6.625%, 11/15/10 ..........................................  United States          1,850,000            2,116,585
  FNMA, 6.625%, 11/15/30 ..........................................  United States          4,000,000            4,521,976
                                                                                                            ---------------

                                                                                                                 8,295,633
  U.S. GOVERNMENT SECURITIES 3.1%
  U.S. Treasury Bond, 6.125%, 11/15/27 ............................  United States            850,000              950,440
  U.S. Treasury Bond, 5.375%, 2/15/31 .............................  United States            500,000              516,855
  U.S. Treasury Note, 2.375%, 8/15/06 .............................  United States          2,000,000            2,006,876
  U.S. Treasury Note, 3.00%, 11/15/07 .............................  United States          5,500,000            5,528,364
  U.S. Treasury Note, 5.625%, 5/15/08 .............................  United States          3,000,000            3,321,681
  U.S. Treasury Note, 4.00%, 11/15/12 .............................  United States          1,850,000            1,822,613
  U.S. Treasury Note, 4.25%, 8/15/13 ..............................  United States          4,500,000            4,483,130
                                                                                                            ---------------
                                                                                                                18,629,959
                                                                                                            ---------------

  TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $94,056,670) ..                                             94,764,478
                                                                                                            ---------------

  FOREIGN GOVERNMENT AND AGENCY SECURITIES 29.2%
  New South Wales Treasury Corp., 6.50%, 5/01/06 ..................    Australia              700,000AUD           506,471
  New South Wales Treasury Corp., 8.00%, 3/01/08 ..................    Australia            4,190,000AUD         3,219,136
  New South Wales Treasury Corp., 6.00%, 5/01/12 ..................    Australia              640,000AUD           456,506
  New South Wales Treasury Corp., 144A, 7.00%,
    4/01/04 .......................................................    Australia            3,000,000AUD         2,145,472
  Queensland Treasury Corp., 6.50%, 6/14/05 .......................    Australia            1,180,000AUD           850,668
  Queensland Treasury Corp., 6.00%, 7/14/09 .......................    Australia            3,120,000AUD         2,225,491
  Queensland Treasury Corp., 6.00%, 8/14/13 .......................    Australia            3,530,000AUD         2,527,511
  Republic of Austria, 4.00%, 7/15/09 .............................     Austria               520,000EUR           611,280
  Republic of Austria, 5.00%, 7/15/12 .............................     Austria               190,000EUR           233,020
  Republic of Austria, 4.65%, 1/15/18 .............................     Austria             3,000,000EUR         3,487,306
  Kingdom of Belgium, 7.75%, 10/15/04 .............................     Belgium             2,023,000EUR         2,470,721
  Kingdom of Belgium, 5.00%, 9/28/12 ..............................     Belgium               970,000EUR         1,188,059


28 | Semiannual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2003 (UNAUDITED) (CONTINUED)


---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN STRATEGIC INCOME FUND                                        COUNTRY      PRINCIPAL AMOUNT D          VALUE
  FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONT.)

  Republic of Bulgaria, 144A, 8.25%, 1/15/15 ......................    Bulgaria      $      4,212,000       $    4,832,849
  Government of Canada, 6.00%, 6/01/11 ............................     Canada                593,000CAD           488,669
  Government of Canada, 5.25%, 6/01/12 ............................     Canada                250,000CAD           196,459
  Republic of Colombia, 10.00%, 1/23/12 ...........................    Colombia             2,260,000            2,389,950
  Republic of Columbia, 10.75%, 1/15/13 ...........................    Colombia               270,000              297,675
  Republic of Colombia, 11.75%, 2/25/20 ...........................    Colombia             1,120,000            1,287,868
  Kingdom of Denmark, 5.00%, 8/15/05 ..............................     Denmark             4,070,000DKK           660,538
  Kingdom of Denmark, 6.00%, 11/15/09 .............................     Denmark             4,020,000DKK           697,404
  Kingdom of Denmark, 5.00%, 11/15/13 .............................     Denmark            10,970,000DKK         1,784,573
  Government of Finland, 5.00%, 7/04/07 ...........................     Finland               830,000EUR         1,018,166
  Government of Finland, 5.75%, 2/23/11 ...........................     Finland               150,000EUR           192,854
  Government of Finland, 5.375%, 7/04/13 ..........................     Finland             1,820,000EUR         2,290,815
  Government of France, 4.00%, 4/25/13 ............................     France              9,740,000EUR        11,065,943
  Bundesrepublik Deutschland Board, 3.75%, 1/04/09 ................     Germany             1,380,000EUR         1,612,904
  Federal Republic of Germany, 4.50%, 7/04/09 .....................     Germany             4,674,000EUR         5,638,880
  Hellenic Republic, 6.50%, 10/22/19 ..............................     Greece                420,000EUR           575,253
  Buoni Poliennali Del Tesoro, 6.75%, 2/01/07 .....................      Italy              1,513,216EUR         1,948,559
  Buoni Poliennali Del Tesoro, 4.50%, 5/01/09 .....................      Italy                230,000EUR           277,012
  Government of Italy, 5.00%, 5/01/08 .............................      Italy                337,000EUR           415,266
  United Mexican States, 9.875%, 2/01/10 ..........................     Mexico                600,000              753,750
  United Mexican States, 11.375%, 9/15/16 .........................     Mexico              6,999,000            9,877,339
  United Mexican States, 8.125%, 12/30/19 .........................     Mexico              3,520,000            3,898,400
  Government of Netherlands, 8.50%, 6/01/06 .......................   Netherlands           1,619,707EUR         2,137,655
  Government of Netherlands, 3.75%, 7/15/09 .......................   Netherlands             170,000EUR           197,397
  Government of Netherlands, 5.00%, 7/15/12 .......................   Netherlands             220,000EUR           269,712
  Government of Netherlands, 4.25% 7/15/13 ........................   Netherlands             150,000EUR           173,214
  Government of New Zealand, 7.00%, 7/15/09 .......................   New Zealand          13,410,000NZD         8,611,397
  Government of New Zealand, 6.00%, 11/15/11 ......................   New Zealand           2,691,000NZD         1,640,489
  Government of New Zealand, 6.50%, 4/15/13 .......................   New Zealand           7,590,000NZD         4,772,393
  Kingdom of Norway, 6.75%, 1/15/07 ...............................     Norway             10,200,000NOK         1,561,397
  Kingdom of Norway, 5.50%, 5/15/09 ...............................     Norway              4,130,000NOK           611,663
  Republic of Panama, 8.875%, 9/30/27 .............................     Panama                 20,000               20,950
  Republic of Panama, 9.375%, 4/01/29 .............................     Panama                313,000              356,429
  Republic of Peru, 9.125%, 1/15/08 ...............................      Peru                  10,000               11,786
  Republic of Peru, 9.875%, 2/06/15 ...............................      Peru                 290,000              340,206
  Republic of Peru, 5.00%, 3/07/17 ................................      Peru                 809,340              761,907
  Republic of Philippines, 9.875%, 3/16/10 ........................   Philippines           1,500,000            1,674,375
  Republic of Philippines, 10.625%, 3/16/25 .......................   Philippines           6,900,000            7,499,437
  Federation of Russia, 5.00%, 3/31/30 ............................     Russia              1,410,000            1,321,875
  Federation of Russia, Reg S, 11.00%, 7/24/18 ....................     Russia              4,000,000            5,366,112
  Federation of Russia, Reg S, 5.00%, 3/31/30 .....................     Russia             17,198,000           15,972,642
  Republic of South Africa, 7.375%, 4/25/12 .......................  South Africa              10,000               11,256
  Republic of South Africa, 8.50%, 6/23/17 ........................  South Africa             740,000              867,650
  Korea Treasury Bond, 4.75%, 3/12/08 .............................   South Korea      10,930,000,000KRW         9,320,482
  Bonos Y Oblig Del Estado, 5.15%, 7/30/09 ........................      Spain                590,000EUR           733,755
  Government of Spain, 5.00%, 7/30/12 .............................      Spain              1,670,000EUR         2,047,071
  Kingdom of Sweden, 3.50%, 4/20/06 ...............................     Sweden              9,800,000SEK         1,249,402


                                                          Semiannual Report | 29

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2003 (UNAUDITED) (CONTINUED)


---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN STRATEGIC INCOME FUND                                        COUNTRY       PRINCIPAL AMOUNT D          VALUE
  FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONT.)
  Kingdom of Sweden, 5.00%, 1/28/09 ................................    Sweden             45,000,000SEK    $    5,917,813
  Kingdom of Sweden, 5.50%, 10/08/12 ...............................    Sweden             36,960,000SEK         4,957,933
  Kingdom of Sweden, 6.75%, 5/05/14 ................................    Sweden              4,020,000SEK           589,680
  Kingdom of Thailand, 8.50%, 10/14/05 .............................   Thailand            95,000,000THB         2,695,397
  Kingdom of Thailand, 4.125%, 2/12/08 .............................   Thailand            51,000,000THB         1,367,137
  Kingdom of Thailand, 8.50%, 12/08/08 .............................   Thailand            41,000,000THB         1,309,117
  Republic of Ukraine, 144A, 7.65%, 6/11/13 ........................    Ukraine             9,290,000            9,283,778
  United Kingdom, 6.50%, 12/07/03 ..................................United Kingdom            995,000GBP         1,692,694
  United Kingdom, 7.50%, 12/07/06 ..................................United Kingdom          2,081,000GBP         3,804,873
  Republic of Venezuela, 9.25%, 9/15/27 ............................   Venezuela            6,326,000            5,108,245
  Republic of Venezuela, 144A, 10.75%, 9/19/13 .....................   Venezuela              500,000              474,380
  Republic of Vietnam, 4.00%, 3/12/16 ..............................    Vietnam               760,000              703,000
                                                                                                            ---------------

  TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $158,860,372)                                           177,557,466
                                                                                                            ---------------

  MUNICIPAL BONDS (COST $3,331,416) .6%
  California St GO, 5.50%, 11/01/33 ................................ United States          3,300,000            3,344,517
                                                                                                            ---------------

  TOTAL LONG TERM INVESTMENTS (COST $561,444,929) ..................                                           591,208,390
                                                                                                            ---------------


                                                                                             SHARES

  SHORT TERM INVESTMENT (COST $32,877,573) 5.4%
c Franklin Institutional Fiduciary Trust Money
    Market Portfolio ............................................... United States         32,877,573           32,877,573
                                                                                                            ---------------

  TOTAL INVESTMENTS (COST $594,322,502) 102.8% .....................                                           624,085,963
  OTHER ASSETS, LESS LIABILITIES (2.8)% ............................                                           (16,742,524)
                                                                                                            ---------------
  NET ASSETS 100.0% ................................................                                        $  607,343,439
                                                                                                            ---------------


CURRENCY ABBREVIATIONS: | AUD - Australian Dollar | CAD - Canadian Dollar | DKK
- Danish Krone | EUR - Euro | GBP - British Pound | KRW - South Korean Won | NOK
- Norwegian Krone | NZD - New Zealand Dollar | SEK - Swedish Krona | THB - Thai Bhat



aNon-income producing.
bThe Fund discontinues accruing income on defaulted securities. See Note 7. cSee Note 6 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.
dThe principal amount is stated in U.S. dollars unless otherwise indicated.

30 | See notes to financial statements. | Semiannual Report

Franklin Strategic Series

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
October 31, 2003 (unaudited)


                                                                                                            ---------------
                                                                                                               FRANKLIN
                                                                                                               STRATEGIC
                                                                                                              INCOME FUND
                                                                                                            ---------------
Assets:
 Investments in securities:
Cost ...................................................................................................      $594,322,502
                                                                                                            ---------------
Value ..................................................................................................       624,085,963
 Cash ..................................................................................................             1,789
 Receivables:
  Investment securities purchased ......................................................................         1,183,791
Capital shares sold ....................................................................................         4,217,074
Dividends and interest .................................................................................         9,707,435
                                                                                                            ---------------
      Total assets .....................................................................................       639,196,052
                                                                                                            ---------------
Liabilities:
 Payables:
Investment securities purchased ........................................................................        29,996,358
Capital shares redeemed ................................................................................         1,203,730
Affiliates .............................................................................................           482,278
Shareholders ...........................................................................................           141,535
 Other liabilities .....................................................................................            28,712
                                                                                                            ---------------
      Total liabilities ................................................................................        31,852,613
                                                                                                            ---------------
        Net assets, at value ...........................................................................      $607,343,439
                                                                                                            ---------------
Net assets consist of:
 Undistributed net investment income (loss) ............................................................      $ (3,952,715)
 Net unrealized appreciation (depreciation) ............................................................        29,818,179
 Accumulated net realized gain (loss) ..................................................................       (39,453,360)
 Capital shares ........................................................................................       620,931,335
                                                                                                            ---------------
        Net assets, at value ...........................................................................      $607,343,439
                                                                                                            ---------------
CLASS A:
 Net asset value per share ($366,665,129 / 36,734,419 shares outstanding) a ............................             $9.98
                                                                                                            ---------------
 Maximum offering price per share ($9.98 / 95.75%) .....................................................            $10.42
                                                                                                            ---------------
CLASS B:
 Net asset value and maximum offering price per share ($77,855,175 / 7,777,828
shares outstanding) a ..................................................................................            $10.01
                                                                                                            ---------------
CLASS C:
 Net asset value per share ($117,709,256 / 11,793,192 shares outstanding) a ............................             $9.98
                                                                                                            ---------------
 Maximum offering price per share ($9.98 / 99%) ........................................................            $10.08
                                                                                                            ---------------
CLASS R:
 Net asset value and maximum offering price per share ($4,626,110 / 464,102
 shares outstanding) a .................................................................................             $9.97
                                                                                                            ---------------
ADVISOR CLASS:
 Net asset value and maximum offering price per share ($40,487,769 / 4,054,629
 shares outstanding) ...................................................................................             $9.99
                                                                                                            ---------------




aRedemption price is equal to net asset value less any applicable contingent deferred sales charge.

                     Semiannual Report | See notes to financial statements. | 31

Franklin Strategic Series



STATEMENT OF OPERATIONS
for the six months ended October 31, 2003 (unaudited)


                                                                                                            ---------------
                                                                                                               FRANKLIN
                                                                                                               STRATEGIC
                                                                                                              INCOME FUND
                                                                                                            ---------------
Investment income:
 Dividends ................................................................................................     $  548,598
 Interest .................................................................................................     18,206,983
                                                                                                            ---------------
        Total investment income ...........................................................................     18,755,581
                                                                                                            ---------------
Expenses:
 Management fees (Note 3) .................................................................................      1,379,363
 Distribution fees (Note 3)
  Class A .................................................................................................        447,851
  Class B .................................................................................................        230,821
  Class C .................................................................................................        348,627
  Class R .................................................................................................          7,302
 Transfer agent fees (Note 3) .............................................................................        283,809
 Custodian fees ...........................................................................................         34,004
 Reports to shareholders ..................................................................................         19,651
 Registration and filing fees .............................................................................         69,866
 Professional fees ........................................................................................         17,160
 Trustees' fees and expenses ..............................................................................          2,364
 Other ....................................................................................................         21,575
                                                                                                            ---------------
      Total expenses ......................................................................................      2,862,393
                                                                                                            ---------------
        Net investment income .............................................................................     15,893,188
                                                                                                            ---------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .............................................................................................      8,941,536
  Foreign currency transactions ...........................................................................        165,731
                                                                                                            ---------------
        Net realized gain (loss) ..........................................................................      9,107,267
                                                                                                            ---------------
 Net unrealized appreciation (depreciation):
  Investments .............................................................................................     12,090,350
  Translation of assets and liabilities denominated in foreign currencies .................................        (35,840)
                                                                                                            ---------------
        Net unrealized appreciation (depreciation) ........................................................     12,054,510
                                                                                                            ---------------
Net realized and unrealized gain (loss) ...................................................................     21,161,777
                                                                                                            ---------------
Net increase (decrease) in net assets resulting from operations ...........................................    $37,054,965
                                                                                                            ---------------




32 | See notes to financial statements. | Semiannual Report

Franklin Strategic Series



STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended October 31, 2003 (unaudited)
and the year ended April 30, 2003
                                                                                        -----------------------------------
                                                                                        FRANKLIN STRATEGIC INCOME FUND
                                                                                        SIX MONTHS ENDED       YEAR ENDED
                                                                                        OCTOBER 31, 2003     APRIL 30, 2003
                                                                                        -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..............................................................    $ 15,893,188        $ 29,335,288
  Net realized gain (loss) from investments and foreign currency transactions ........       9,107,267         (19,802,481)
  Net unrealized appreciation (depreciation) on investments and
   translation of assets and liabilities denominated in foreign currencies ...........      12,054,510          39,587,932
                                                                                        -----------------------------------
      Net increase (decrease) in net assets resulting from operations ................      37,054,965          49,120,739
Distributions to shareholders from:
 Net investment income:
  Class A ............................................................................     (11,644,966)        (21,079,643)
  Class B ............................................................................      (2,145,902)         (3,345,345)
  Class C ............................................................................      (3,193,836)         (4,813,285)
  Class R ............................................................................         (83,011)            (83,536)
  Advisor Class ......................................................................      (1,255,035)         (2,089,011)
                                                                                        -----------------------------------
 Total distributions to shareholders .................................................     (18,322,750)        (31,410,820)
 Capital share transactions: (Note 2)
  Class A ............................................................................      18,582,983          63,209,089
  Class B ............................................................................      14,265,217          18,132,765
  Class C ............................................................................      28,080,200          23,997,602
  Class R ............................................................................       2,980,530             281,402
  Advisor Class ......................................................................       4,907,042           2,614,562
                                                                                        -----------------------------------
 Total capital share transactions ....................................................      68,815,972         108,235,420
      Net increase (decrease) in net assets ..........................................      87,548,187         125,945,339
Net assets:
 Beginning of period .................................................................     519,795,252         393,849,913
                                                                                        -----------------------------------
 End of period .......................................................................    $607,343,439        $519,795,252
                                                                                        -----------------------------------
Undistributed net investment income included in net assets:
 End of period .......................................................................   $  (3,952,715)      $  (1,523,153)
                                                                                        -----------------------------------




                     Semiannual Report | See notes to financial statements. | 33

Franklin Strategic Series

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


FRANKLIN STRATEGIC INCOME FUND


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of thirteen separate series (the Funds). Franklin Strategic Income Fund (the Fund) included in this report is non-diversified. The Fund's investment objective is to obtain a high level of current income while seeking capital appreciation.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A WHEN-ISSUED, DELAYED DELIVERY OR TBA BASIS

The Fund may purchase securities on a when-issued, delayed delivery, or to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.





34 | Semiannual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. MORTGAGE DOLLAR ROLLS

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase a mortgage-backed security at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the Fund. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill their obligations.

E. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.







                                                          Semiannual Report | 35

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At October 31, 2003, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                ---------------------------------------------------------------------------
                                                       SIX MONTHS ENDED                        YEAR ENDED
                                                       OCTOBER 31, 2003                      APRIL 30, 2003
                                                     SHARES        AMOUNT                 SHARES         AMOUNT
                                                ---------------------------------------------------------------------------

CLASS A SHARES:
 Shares sold .................................     11,609,739   $114,073,988           15,073,550     $135,741,486
 Shares issued in reinvestment of
  distributions ..............................        785,485      7,650,024            1,514,771       13,500,687
 Share redeemed ..............................    (10,557,635)  (103,141,029)          (9,637,919)     (86,033,084)
                                                ---------------------------------------------------------------------------
 Net increase (decrease) .....................      1,837,589   $ 18,582,983            6,950,402     $ 63,209,089
                                                ---------------------------------------------------------------------------
CLASS B SHARES:
 Shares sold .................................      2,101,611   $ 20,705,742            2,877,063     $ 26,076,295
 Shares issued in reinvestment of
  distributions ..............................        123,479      1,206,093              213,752        1,910,654
 Share redeemed ..............................       (780,154)    (7,646,618)          (1,109,282)      (9,854,184)
                                                ---------------------------------------------------------------------------
 Net increase (decrease) .....................      1,444,936   $ 14,265,217            1,981,533     $ 18,132,765
                                                ---------------------------------------------------------------------------
CLASS C SHARES:
 Shares sold .................................      5,597,718   $ 55,042,241            5,251,995     $ 47,435,976
 Shares issued in reinvestment of
  distributions ..............................        211,022      2,055,877              333,823        2,977,604
 Share redeemed ..............................     (2,948,965)   (29,017,918)          (2,943,162)     (26,415,978)
                                                ---------------------------------------------------------------------------
 Net increase (decrease) .....................      2,859,775   $ 28,080,200            2,642,656     $ 23,997,602
                                                ---------------------------------------------------------------------------
CLASS R SHARES:
 Shares sold .................................        336,527   $  3,316,808               71,982     $    657,208
 Shares issued in reinvestment of
  distributions ..............................          8,150         79,322                8,640           77,073
 Share redeemed ..............................        (42,308)      (415,600)             (51,511)        (452,879)
                                                ---------------------------------------------------------------------------
 Net increase (decrease) .....................        302,369   $  2,980,530               29,111     $    281,402
                                                ---------------------------------------------------------------------------




36 | Semiannual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                    ----------------------------------------------------------------
                                                         SIX MONTHS ENDED                       YEAR ENDED
                                                         OCTOBER 31, 2003                     APRIL 30, 2003
                                                       SHARES       AMOUNT                SHARES          AMOUNT
                                                    ----------------------------------------------------------------

ADVISOR CLASS SHARES:
 Shares sold ......................................   629,647    $ 6,118,132            2,687,877     $ 24,670,187
 Shares issued in reinvestment of
  distributions ...................................   127,888      1,245,367              233,352        2,083,990
 Share redeemed ...................................  (249,864)    (2,456,457)          (2,739,601)     (24,139,615)
                                                    ----------------------------------------------------------------
 Net increase (decrease) ..........................   507,671    $ 4,907,042              181,628     $  2,614,562
                                                    ----------------------------------------------------------------



3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

--------------------------------------------------------------------------------
  ENTITY                                                             AFFILIATION

Franklin Advisers Inc. (Advisers)                             Investment manager
Templeton Investment Counsel LLC (TIC)                        Investment manager
Franklin Templeton Services LLC (FT Services)             Administrative manager
Franklin/Templeton Distributors Inc. (Distributors)        Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)      Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   AVERAGE DAILY NET ASSETS

         .625%          First $100 million
         .500%          Over $100 million, up to and including $250 million
         .450%          In excess of $250 million

Under a subadvisory agreement, TIC provides subadvisory services to the Fund and receives from Advisers fees based on the average daily net assets of the Fund.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25%, .65%, .65%, and .50% per year of the average daily net assets of Class A, Class B, Class C, and Class R, respectively, for costs incurred in marketing the Fund's shares.







                                                          Semiannual Report | 37

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND (CONTINUED)




3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

Distributors paid net commissions on sales of the Fund's shares, and received contingent deferred sales charges for the period of $690,058 and $132,637, respectively.

The Fund paid transfer agent fees of $283,809, of which $275,599 was paid to Investors Services.


4. INCOME TAXES

At April 30, 2003, the Fund had deferred capital losses occurring subsequent to October 31, 2002 of $3,927,829. For tax purposes, such losses will be reflected in the year ending April 30, 2004.

At April 30, 2003, the Fund had tax basis capital losses of $43,542,523, which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
 2004 .....................................................  $   368,716
 2007 .....................................................      780,115
 2008 .....................................................    4,559,001
 2009 .....................................................    2,892,140
 2010 .....................................................    5,124,478
 2011 .....................................................   29,818,073
                                                             ------------
                                                             $43,542,523
                                                             ------------

On April 30, 2003, the Fund had expired capital loss carryovers of $254,062, which were reclassified to paid-in capital.

At October 31, 2003, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes of $597,300,162 was as follows:

Unrealized appreciation ................................... $ 43,633,850
Unrealized depreciation ...................................  (16,848,049)
                                                            -------------
Net unrealized appreciation (depreciation) ................ $ 26,785,801
                                                            -------------

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar rolls, paydown losses, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of defaulted securities, wash sales, foreign currency transactions, mortgage dollar rolls, paydown losses, and bond discounts and premiums.





38 | Semiannual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND (CONTINUED)


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended October 31, 2003 aggregated $239,777,274 and $174,417,739, respectively.


6. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-ended investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $91,962 of dividend income from investment in the Sweep Money Fund for the period ended October 31, 2003.


7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 51.3% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. The Fund held defaulted securities for which the income has been deemed uncollectible. The Fund discontinues accruing income on these securities and provides an estimate for losses on interest receivable. At October 31, 2003, the value of these securities was $10,655,663 representing 1.8% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.


8. OTHER CONSIDERATIONS

Advisers, as the Fund's Manager, may serve as a member of various bondholders steering committees, on credit committees, or may represent the Fund in certain corporate restructuring negotiations. Currently, the Manager serves in one or more of these capacities for Adelphia Communications Corp., Century Communications Corp., Magellan Health Services Inc., United Air Lines, and VS Holdings. As a result of this involvement, Advisers may be in the possession of certain material non-public information. If the Fund's Manager, while in possession of such information, seeks to sell any of its holdings in these securities it will comply with all applicable federal securities laws.



                                                          Semiannual Report | 39

Franklin Strategic Series

PROXY VOTING POLICIES AND PROCEDURES


FRANKLIN STRATEGIC INCOME FUND

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group.









40 | Semiannual Report

Literature Request


For a brochure and prospectus, which contains more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN[R] (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.


FRANKLIN TEMPLETON INVESTMENTS


INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 3
Franklin Small Cap Value Fund
Mutual Beacon Fund Mutual Qualified Fund
Mutual Recovery Fund 4
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 5

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Franklin Technology Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 6
Franklin's AGE High Income Fund
Franklin Federal Money Fund 6,7
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 4
Franklin Income Fund
Franklin Money Fund 6,7
Franklin Short-Intermediate U.S. Government Securities Fund 6
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio 6
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 6
Templeton Global Bond Fund

TAX-FREE INCOME8
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 6,7

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
  Products Trust 11



1.The fund is closed to new investors. Existing shareholders can continue adding to their accounts.
2.The fund is only open to existing shareholders as well as select retirement plans.
3.Effective June 30, 2003, the fund reopened to all new investors.
4.The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
5.Upon reaching approximately $350 million in assets, the fund intends to close to all investors.
6.An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
7.No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
8.For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable. 9.Portfolio of insured municipal securities.
10.These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and money market portfolios (CA and NY).
11.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

11/03                                          Not part of the semiannual report

[LOGO OMITTED]
FRANKLIN[R] TEMPLETON[R]
INVESTMENTS
One Franklin Parkway
San Mateo, CA 94403-1906




WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.


SEMIANNUAL REPORT AND SHAREHOLDER LETTER
Franklin Strategic Income Fund



INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN[R]
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Strategic Income Fund prospectus, which contains more complete information including charges, expenses and risks.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


194 S2003 12/03











OCTOBER 31, 2003


A series of Franklin
Strategic Series



[GRAPHIC OMITTED]

                    SEMIANNUAL REPORT AND SHAREHOLDER LETTER

                                                                           BLEND



                                    Franklin
                              U.S. Long-Short Fund

                                [GRAPHIC OMITTED]

        [LOGO OMITTED]
   FRANKLIN[R] TEMPLETON[R]
          INVESTMENTS
FRANKLIN o Templeton o Mutual Series

Franklin Templeton Investments

Gain From Our Perspective


Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a leader in tax-free investing and a driving force in fixed income investing around the globe. They also bring expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Established in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.



 Mutual Funds | Retirement Plans | 529 College Savings Plans | Separate Accounts

Not part of the semiannual report

                               Contents

SHAREHOLDER LETTER ..............................   1


SEMIANNUAL REPORT

Franklin U.S. Long-Short Fund ...................   3

Performance Summary .............................   8

Financial Highlights and
Statement of Investments ........................   9

Financial Statements ............................  17

Notes to Financial Statements ...................  20

Proxy Voting Policies and Procedures ............  26

Semiannual Report

Franklin U.S. Long-Short Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin U.S. Long-Short Fund seeks long-term capital appreciation in both up and down (bull and bear) markets, with less volatility than the overall stock market. Under normal market conditions, the Fund will have both long and short positions in equity securities, primarily common stocks of U.S. companies.



This semiannual report for Franklin U.S. Long-Short Fund covers the period ended October 31, 2003.


PERFORMANCE OVERVIEW

Franklin U.S. Long-Short Fund - Class A posted a -0.83% cumulative total return for the six months ended October 31, 2003, as shown in the Performance Summary on page 8. We are disappointed the Fund underperformed its benchmark, the Standard & Poor's 500 Composite Index (S&P 500), which posted a 15.62% cumulative total return for the same period. 1 During the six months under review, the Fund had 24% of the volatility of the S&P 500, as measured by standard deviation of daily returns, and a relative correlation of -53%. Since the Fund's inception, the relative volatility and correlation are 45% and 13%. Consistent with our long-term strategy, these volatility and correlation figures are positive, in our view, and we believe they are indicative of the type of results expected for a fund of this nature.


ECONOMIC AND MARKET OVERVIEW

During the six months ended October 31, 2003, the U.S. economy surged to its strongest pace since first quarter 1984. Gross domestic product (GDP) growth rose from an annualized 3.3% in second quarter 2003 to an annualized 8.2% in third quarter 2003. Robust consumer spending, especially for autos and homes, and strong business spending, particularly for equipment and software, contributed to the accelerated economic activity. Also supporting the economy were federal spending primarily due to the Iraq conflict, and state and local spending mainly due to budget improvements.





1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES AND PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 10.


                                                           Semiannual Report | 3

The federal funds target rate fell from 1.25% at the beginning of the period to 1.00% in June 2003, the lowest level in 45 years. On October 28, the Federal Reserve Board reiterated that monetary policy would remain accommodative due to substantial excess capacity in the economy and possibly lower inflation. They observed, however, that the labor market seemed to be stabilizing.

Lower interest rates helped reduce financing costs for businesses and consumers. Consumer spending, which normally accounts for two-thirds of GDP, also benefited from additional tax cuts and lower retail prices. Although consumer confidence rose in October, consumers remained anxious about soft labor markets, high debt levels and steep energy prices. Despite solid gains in corporate profits, businesses also continued to harbor concerns about the economy. Aided by greater productivity, businesses seemed to postpone hiring until a sustained economic rebound looked more assured. Encouragingly, August, September and October employment reports showed improving job growth.

Overall, increasing signs of an economic recovery contributed to a general improvement in U.S. equity market performance. For the six-month reporting period, the S&P 500, a broad measure of the stock market, posted a 15.62% total return. 1 In particular, technology stocks rallied strongly, and returned 32.30% as measured by the Nasdaq Composite Index. 2


INVESTMENT STRATEGY

We select the Fund's long and short positions on a stock-by-stock basis, searching for securities with favorable risk and return profiles. For long positions, we look for growth- and value-oriented stocks of companies with strong fundamentals or valuable assets that we believe are underappreciated by the market. For short positions, we use primarily fundamental, accounting and event-driven strategies. Additionally, we use technical analysis as a risk control measure. The Fund pursues additional goals of reduced volatility and correlation relative to the overall market.








2. Source: Standard &Poor's Micropal. The Nasdaq Composite Index measures all domestic and international common stocks listed on The Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies.

4 |  Semiannual Report

PORTFOLIO BREAKDOWN
10/31/03

--------------------------------------------------------------------------------
                                         % OF TOTAL NET ASSETS    # OF POSITIONS
--------------------------------------------------------------------------------
   Long Equity Securities Net                   58.5%                   62
--------------------------------------------------------------------------------
   Short Equity Securities Net                 -49.7%                   44
--------------------------------------------------------------------------------
   TOTAL NET                                     8.8% (LONG)
--------------------------------------------------------------------------------


MANAGER'S DISCUSSION

On October 31, 2003, the Fund's exposure was 58.5% long and 49.7% short, resulting in an 8.8% net long exposure, up from 2.5% net short exposure on April 30, 2003.

The Fund's underperformance relative to the S&P 500 during the reporting period came primarily from the Fund's short exposure. Although we had net long exposure on an absolute basis, we had net short exposure when position sizes were adjusted by their respective beta compared to the S&P 500. The energy and materials sectors generally contributed positively to performance during the period. Within energy, several of the Fund's long positions in integrated oil, exploration and production, and oil services companies helped performance; however, short positions in refiners hindered performance. The energy sector performed well overall largely due to a favorable commodity price environment, with oil and natural gas prices remaining above historical averages during the period. Notable gainers in the sector included British Petroleum, Royal Dutch Petroleum, EOG Resources, XTO Resources and Halliburton. The Fund suffered losses from its short position in refiner Tesoro Petroleum due to improvement in refining margins. Within materials, several long positions in non-energy minerals and process industries companies contributed positively to Fund performance, while the Fund's short position in PPG Industries hurt performance. Because gold prices rallied during the period, increasing from about $320 per ounce at the beginning of the period to approximately $380 per ounce at the end, gold-related stocks generally responded favorably, and Fund holdings Barrick Gold, Kinross Gold and Harmony Gold each appreciated during the period. Chemical and diversified materials companies generally performed well largely based on improving economic conditions, and Fund holdings Celanese and Xstrata benefited performance.





                                                           Semiannual Report | 5

TOP 10 LONG HOLDINGS
10/31/03

------------------------------------------------
  COMPANY                         % OF TOTAL
  SECTOR/INDUSTRY                 NET ASSETS
------------------------------------------------
  Microsoft Corp.                       2.4%
   TECHNOLOGY SERVICES
------------------------------------------------
  BP PLC, ADR                           2.1%
   ENERGY MINERALS
------------------------------------------------
  Pharmaceutical Holders Trust          2.0%
   INVESTMENT TRUSTS & MUTUAL FUNDS
------------------------------------------------
  Barrick Gold Corp.                    1.7%
   NON-ENERGY MINERALS
------------------------------------------------
  Motorola Inc.                         1.6%
   ELECTRONIC TECHNOLOGY
------------------------------------------------
  Procter & Gamble Co.                  1.5%
   CONSUMER NON-DURABLES
------------------------------------------------
  DTE Energy Co.                        1.5%
   UTILITIES
------------------------------------------------
  Bunge Ltd.                            1.5%
   PROCESS INDUSTRIES
------------------------------------------------
  Countrywide Financial Corp.           1.4%
   FINANCE
------------------------------------------------
  GlobalSanteFe Corp.                   1.4%
   INDUSTRIAL SERVICES
------------------------------------------------

SECTOR/INDUSTRY BREAKDOWN
Based on Total Net Assets as of 10/31/03

--------------------------------------------------------------------------------
                                            LONG %       SHORT %        NET %
--------------------------------------------------------------------------------
   Industrial Services                       6.3%         -0.5%         5.8%
--------------------------------------------------------------------------------
   Non-Energy Minerals                       4.9%          0.0%         4.9%
--------------------------------------------------------------------------------
   Electronic Technology                     7.7%         -4.0%         3.7%
--------------------------------------------------------------------------------
   Consumer Non-Durables                     4.7%         -1.8%         2.9%
--------------------------------------------------------------------------------
   Process Industries                        3.9%         -2.0%         1.9%
--------------------------------------------------------------------------------
   Technology Services                       4.4%         -2.5%         1.9%
--------------------------------------------------------------------------------
   Energy Minerals                           6.0%         -4.9%         1.1%
--------------------------------------------------------------------------------
   Utilities                                 1.5%         -0.5%         1.0%
--------------------------------------------------------------------------------
   Consumer Services                         3.2%         -2.3%         0.9%
--------------------------------------------------------------------------------
   Communications                            0.7%          0.0%         0.7%
--------------------------------------------------------------------------------
   Hotels, Resorts & Cruiselines             0.7%          0.0%         0.7%
--------------------------------------------------------------------------------
   Health Technology                         3.3%         -3.0%         0.3%
--------------------------------------------------------------------------------
   Commercial Services                       1.0%         -1.1%        -0.1%
--------------------------------------------------------------------------------
   Investment Trusts & Mutual Funds          2.0%         -2.8%        -0.8%
--------------------------------------------------------------------------------
   Distribution Services                     0.0%         -1.0%        -1.0%
--------------------------------------------------------------------------------
   Finance                                   4.7%         -7.0%        -2.3%
--------------------------------------------------------------------------------
   Transportation                            0.2%         -3.0%        -2.8%
--------------------------------------------------------------------------------
   Consumer Durables                         0.0%         -3.1%        -3.1%
--------------------------------------------------------------------------------
   Retail Trade                              1.3%         -4.5%        -3.2%
--------------------------------------------------------------------------------
   Producer Manufacturing                    2.0%         -5.7%        -3.7%
--------------------------------------------------------------------------------

Hindering Fund performance during the period were certain consumer discretionary sector holdings, including some in retail trade and consumer non-durables. Specifically, short positions in Applebees, CarMax, Pulte Homes and Williams-Sonoma hurt performance as they benefited from strong consumer spending, which was supported by tax cuts and an accommodative Federal Reserve Board. We retained certain positions if our original fundamental reasons for the short remained; however, we trimmed or sold off other positions in accordance with our risk management practices. The information technology (IT) sector also hindered performance, mainly our short positions in electronic technology. However, such losses were partially offset by gains in net long positions in some technology services companies. During the reporting period, many IT companies with poor fundamentals had some of the best performance, and because we generate many of our short positions using fundamental screens, we suffered more losses from our short positions than the gains we made from our long positions. Several short positions that hurt Fund performance during the period included Citrix Systems, Juniper Networks, Silicon Laboratories and Ericsson; however, these losses were partially offset by long positions in Informatica, Integrated Device Technology, Motorola and Taiwan Semiconductor.


6 |  Semiannual Report

Thank you for your interest in Franklin U.S. Long-Short Fund. We welcome your comments and look forward to serving your investment needs in the years to come.

[PHOTO OMITTED]

/S/Michael R. Ward
Portfolio Manager




[PHOTO OMITTED]

/S/Gary K. Ko, CFA
Assistant Portfolio Manager

Franklin U.S. Long-Short Fund




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2003, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                           Semiannual Report | 7

Performance Summary as of 10/31/03

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE INFORMATION

--------------------------------------------------------------------------------
  CLASS A                              CHANGE          10/31/03          4/30/03
--------------------------------------------------------------------------------
  Net Asset Value (NAV)                -$0.13            $15.60           $15.73
--------------------------------------------------------------------------------

PERFORMANCE

-----------------------------------------------------------------------------------------------------------------------
  CLASS A                                      6-MONTH            1-YEAR          3-YEAR          INCEPTION (5/28/99) 1
-----------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                     -0.83%            -0.69%          -5.14%               +92.22%
-----------------------------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                 -6.53%            -6.41%          -3.66%               +14.36%
-----------------------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4                 $9,347            $9,359          $8,943               $18,114
-----------------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/03) 5                              -4.84%          -2.13%               +14.95%
-----------------------------------------------------------------------------------------------------------------------


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



ENDNOTES

ALTHOUGH THE FUND INTENDS TO REDUCE RISK BY HAVING BOTH LONG AND SHORT POSITIONS, IT IS POSSIBLE THE FUND'S LONG POSITIONS WILL DECLINE IN VALUE AT THE SAME TIME THE VALUE OF STOCKS SOLD SHORT INCREASES, THEREBY INCREASING THE POTENTIAL FOR LOSS. ALSO, THE FUND MAY NOT ALWAYS BE ABLE TO CLOSE OUT A SHORT POSITION AT A PARTICULAR TIME OR AT AN ACCEPTABLE PRICE. HISTORICALLY, INVESTMENTS IN SMALL-CAP STOCKS HAVE BEEN MORE VOLATILE IN PRICE THAN LARGER-CAP STOCKS, ESPECIALLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN FOREIGN COMPANIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Subject to the maximum 5.75% initial sales charge.

1. The Fund's inception date was 5/28/99. Fund shares were first offered to the public on 5/1/00.
2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum sales charge. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the maximum sales charge.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

8 |  Past performance does not guarantee future results.  |  Semiannual Report

Franklin Strategic Series

FINANCIAL HIGHLIGHTS


FRANKLIN U.S. LONG-SHORT FUND

                                                     ---------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                     OCTOBER 31, 2003               YEAR ENDED APRIL 30,
                                                       (UNAUDITED)       2003        2002        2001        2000        1999 f
                                                     ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............        $15.73      $16.29      $21.09      $17.12      $10.28      $10.00
                                                     ---------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ...................          (.09)       (.07)        .25         .63         .42         .05
 Net realized and unrealized gains (losses) .......          (.04)         -- d     (2.52)       4.52        6.80         .23
                                                     ---------------------------------------------------------------------------
Total from investment operations ..................          (.13)       (.07)      (2.27)       5.15        7.22         .28
                                                     ---------------------------------------------------------------------------
Less distributions from:
 Net investment income ............................            --        (.49)       (.27)       (.25)       (.25)         --
 Net realized gains ...............................            --          --       (2.26)       (.93)       (.13)         --
                                                     ---------------------------------------------------------------------------
Total distributions ...............................            --        (.49)      (2.53)      (1.18)       (.38)         --
                                                     ---------------------------------------------------------------------------
Net asset value, end of period ....................        $15.60      $15.73      $16.29      $21.09      $17.12      $10.28
                                                     ===========================================================================

Total return b ....................................        (.83)%      (.48)%    (11.53)%      30.61%      71.60%       2.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................      $134,752    $144,582    $146,044    $384,144      $1,712      $1,028
Ratios to average net assets:
 Expenses* ........................................         2.69% c     2.45%       2.01%       1.73%          --          --
 Expenses excluding waiver and payments
 by affiliate* ....................................         2.69% c     2.45%       2.01%       1.73%       4.63% c,e      --
 Net investment income (loss) .....................       (1.19)% c    (.42)%       1.32%       3.06%       3.33%       4.22% c
Portfolio turnover rate ...........................       130.54%     184.90%     146.05%     125.12%     234.43%      13.47%
Portfolio turnover rate including short sales .....       218.91%     258.22%     327.27%     400.19%     431.04%      61.49%

*Excluding dividend expense on securities
sold short, the ratios of expenses and
expenses, excluding waiver and payments by
affiliate to average net assets would
have been:
 Expenses .........................................         2.18% c     1.84%       1.60%       1.56%      --          --
 Expenses, excluding waiver and payments
 by affiliates ....................................         2.18% c     1.84%       1.60%       1.56%       4.50% c,e  --


aBased on average shares outstanding beginning with year ended April 30, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized.
dThe amount shown for a share outstanding throughout the period does not correlate with the aggregate net gains on investments for that period, because of the timing of sales and repurchase of the Fund shares in relation to fluctuating market value of the investments of the Fund.
eFor the period May 28, 1999 (effective date) to April 30, 2000.
fFor the period March 15, 1999, (inception date) to April 30, 1999.

                      Semiannual Report | See notes to financial statements. | 9

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2003 (UNAUDITED)



----------------------------------------------------------------------------------------------------------------------------
     FRANKLIN U.S. LONG-SHORT FUND                                           COUNTRY      SHARES/CONTRACTS       VALUE
----------------------------------------------------------------------------------------------------------------------------
     INVESTMENT TRUSTS/MUTUAL FUNDS (COST $2,864,130) 2.0%
     Pharmaceutical Holders Trust ...............................         United States          36,695     $    2,712,494
                                                                                                            ----------------
     COMMON STOCKS AND OPTIONS 55.4%
     COMMERCIAL SERVICES  1.0%
     Thomson Corp. ..............................................            Canada              42,877          1,401,649
                                                                                                            ----------------
     COMMUNICATIONS .7%
   a Nextel Communications Inc., A ..............................         United States          38,320            927,344
                                                                                                            ----------------
     CONSUMER NON-DURABLES 4.7%
     Altria Group Inc. ..........................................         United States          20,088            934,092
   b PepsiCo Inc. ...............................................         United States          32,311          1,545,112
   b Procter & Gamble Co. .......................................         United States          20,821          2,046,496
     Sara Lee Corp. .............................................         United States          87,688          1,747,622
                                                                                                            ----------------
                                                                                                                 6,273,322
                                                                                                            ----------------
     CONSUMER SERVICES 3.2%
   a eBay Inc. ..................................................         United States          23,731          1,327,512
     eBay Inc., Jan 55 Puts 1/17/04 .............................         United States             178             55,180
 a,b General Motors Corp., H ....................................         United States          85,255          1,400,740
 a,b Liberty Media Corp., A .....................................         United States         155,228          1,566,250
                                                                                                            ----------------
                                                                                                                 4,349,682
                                                                                                            ----------------
     ELECTRONIC TECHNOLOGY 7.7%
   a Agere Systems Inc., A ......................................         United States         350,300          1,219,044
   a Altera Corp. ...............................................         United States          71,606          1,448,589
   a Arris Group Inc. ...........................................         United States          64,050            384,300
   b Hewlett-Packard Co. ........................................         United States          70,978          1,583,519
   a Integrated Device Technology Inc. ..........................         United States          44,984            706,249
 a,b Kemet Corp. ................................................         United States          94,812          1,256,259
   b Motorola Inc. ..............................................         United States         155,405          2,102,630
   a Teradyne Inc. ..............................................         United States          71,595          1,630,934
                                                                                                            ----------------
                                                                                                                10,331,524
                                                                                                            ----------------
     ENERGY MINERALS 6.0%
   b BP PLC, ADR ................................................        United Kingdom          67,402          2,856,497
     EOG Resources Inc. .........................................         United States          38,250          1,611,855
     Frontier Oil Corp. .........................................         United States          49,300            788,800
     Unocal Corp. ...............................................         United States          33,871          1,073,033
   b XTO Energy Inc. ............................................         United States          72,659          1,719,839
                                                                                                            ----------------
                                                                                                                 8,050,024
                                                                                                            ----------------




10 |Semiannual Report

Franklin Strategic Series

----------------------------------------------------------------------------------------------------------------------------
     FRANKLIN U.S. LONG-SHORT FUND                                           COUNTRY      SHARES/CONTRACTS       VALUE
----------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OPTIONS (CONT.)
     FINANCE 4.7%
   b Countrywide Financial Corp. ................................         United States          18,254     $    1,918,861
     iStar Financial Inc. .......................................         United States          34,142          1,299,445
     PICC Property & Casualty Co. ...............................           Hong Kong           712,000            165,033
   b The PMI Group Inc. .........................................         United States          37,806          1,445,323
   b Wells Fargo & Co. ..........................................         United States          27,249          1,534,664
                                                                                                            ----------------
                                                                                                                 6,363,326
                                                                                                            ----------------
     HEALTH TECHNOLOGY 2.2%
 a,b Forest Laboratories Inc. ...................................         United States          28,949          1,447,740
   a IDEC Pharmaceuticals Corp. .................................         United States          23,626            829,981
   a Shire Pharmaceuticals Group PLC, ADR .......................        United Kingdom          30,481            698,015
                                                                                                            ----------------
                                                                                                                 2,975,736
                                                                                                            ----------------
     HOTELS/RESORTS/CRUISELINES .7%
   a Australia Leisure & Hospitality Group Ltd ..................           Australia           500,000            886,940
                                                                                                            ----------------
     INDUSTRIAL SERVICES 6.3%
   a BJ Services Co. ............................................         United States          30,214            991,321
   b GlobalSantaFe Corp. ........................................         United States          84,907          1,911,257
 a,b Lone Star Technologies Inc. ................................         United States          73,035          1,016,647
   a Noble Corp. ................................................         United States          41,373          1,420,335
     Noble Corp., Jan 35 Calls, 1/17/04 .........................         United States             196             25,480
 a,b Pride International Inc. ...................................         United States          78,222          1,281,276
   a Shaw Group Inc. ............................................         United States          42,300            577,395
 a,b Superior Energy Services Inc. ..............................         United States         140,155          1,252,986
     Weatherford International Ltd., Jan 40 Calls, 1/17/04 ......         United States             296             10,360
                                                                                                            ----------------
                                                                                                                 8,487,057
                                                                                                            ----------------
     NON-ENERGY MINERALS 4.9%
   b Barrick Gold Corp. .........................................            Canada             115,696          2,252,601
     Harmony Gold Mining Ltd., ADR ..............................         South Africa           75,211          1,137,190
   a Kinross Gold Corp. .........................................            Canada             191,792          1,572,984
     Xstrata AG .................................................          Switzerland          164,997          1,693,957
                                                                                                            ----------------
                                                                                                                 6,656,732
                                                                                                            ----------------
     PROCESS INDUSTRIES 3.9%
   b Bunge Ltd. .................................................         United States          74,013          2,005,752
   b Cabot Corp. ................................................         United States          51,318          1,431,772
     Celanese AG ................................................            Germany             19,343            667,334
     Corn Products International Inc. ...........................         United States          32,426          1,098,917
                                                                                                            ----------------
                                                                                                                 5,203,775
                                                                                                            ----------------




                                                           Semiannual Report| 11

Franklin Strategic Series

----------------------------------------------------------------------------------------------------------------------------
     FRANKLIN U.S. LONG-SHORT FUND                                           COUNTRY      SHARES/CONTRACTS       VALUE
----------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OPTIONS (CONT.)
     PRODUCER MANUFACTURING 2.0%
     Parker Hannifin Corp. ......................................         United States          37,000     $    1,885,890
   a Terex Corp. ................................................         United States          33,765            761,739
                                                                                                            ----------------
                                                                                                                 2,647,629
                                                                                                            ----------------
     RETAIL TRADE 1.3%
     Carmax Inc., Jan 30 Puts, 1/17/04 ..........................         United States             198             46,530
   b Dillards Inc., A ...........................................         United States         109,147          1,764,907
                                                                                                            ----------------
                                                                                                                 1,811,437
                                                                                                            ----------------
     TECHNOLOGY SERVICES 4.4%
     Citrix Systems Inc., Dec 20 Puts, 12/20/03 .................         United States             296              8,880
     Citrix Systems Inc., Dec 22.5 Puts, 12/20/03 ...............         United States             148              9,620
   a Informatica Corp. ..........................................         United States         101,289          1,104,050
   b Microsoft Corp. ............................................         United States         125,114          3,271,731
   a Network Associates Inc. ....................................         United States         114,360          1,593,035
                                                                                                            ----------------
                                                                                                                 5,987,316
                                                                                                            ----------------
     TRANSPORTATION .2%
   a Overnite Corp ..............................................         United States          15,900            286,200
                                                                                                            ----------------
     UTILITIES 1.5%
   b DTE Energy Co. .............................................         United States          55,073          2,031,092
                                                                                                            ----------------
  TOTAL COMMON STOCKS AND OPTIONS (COST $65,483,195) ............                                               74,670,785
                                                                                                            ----------------

                                                                                         -------------------
                                                                                          PRINCIPAL AMOUNT
                                                                                         -------------------

     CONVERTIBLE BONDS (COST $1,535,686) 1.1%
     HEALTH TECHNOLOGY
     InterMune Inc., cvt., 5.75%, 7/15/06 .......................         United States    $  1,520,000          1,472,500
                                                                                                            ----------------
  TOTAL LONG TERM INVESTMENTS (COST $69,883,011) ................                                               78,855,779
                                                                                                            ----------------

                                                                                         -------------------
                                                                                               SHARES
                                                                                         -------------------

     SHORT TERM INVESTMENT (COST $33,767,251) 25.1%
   c Franklin Institutional Fiduciary Trust Money
       Market Portfolio .........................................         United States      33,767,251         33,767,251
                                                                                                            ----------------
  TOTAL INVESTMENTS BEFORE REPURCHASE
       AGREEMENT (COST $103,650,262) ............................                                              112,623,030
                                                                                                            ----------------




12 |Semiannual Report

Franklin Strategic Series

----------------------------------------------------------------------------------------------------------------------------
     FRANKLIN U.S. LONG-SHORT FUND                                           COUNTRY      PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
     REPURCHASE AGREEMENT (Cost $18,596,211) 13.8%
   d Joint Repurchase Agreement, 1.004%, 11/03/03,
       (Maturity Value $18,597,767) .............................         United States    $ 18,596,211     $   18,596,211
        ABN AMRO Bank, N.V., New York Branch (Maturity Value $1,786,316)
       Banc of America Securities LLC (Maturity Value $1,732,754)
       Barclays Capital Inc. (Maturity Value $1,786,130)
       Bear, Stearns & Co. Inc. (Maturity Value $1,066,396)
       BNP Paribas Securities Corp. (Maturity Value $1,732,754)
       Deutsche Bank Securities Inc. (Maturity Value $1,786,315)
       Dresdner Kleinwort Wasserstein Securities LLC
        (Maturity Value $1,732,754)
       Goldman, Sachs & Co. (Maturity Value $1,732,754)
       Lehman Brothers Inc. (Maturity Value $1,778,690)
       Morgan Stanley & Co. Inc. (Maturity Value $1,732,754)
       UBS Warburg LLC (Maturity Value $1,730,150)
        Collateralized by U.S. Treasury Bills, Notes, and Bonds, and
         U.S. Government Agency Securities
                                                                                                            ----------------
  TOTAL INVESTMENTS (COST $122,246,473) 97.4% ...................                                              131,219,241
  OPTIONS WRITTEN (.5)% .........................................                                                 (623,140)
  SECURITIES SOLD SHORT (49.7)% .................................                                              (66,924,348)
  OTHER ASSETS, LESS LIABILITIES 52.8% ..........................                                               71,080,536
                                                                                                            ----------------
  NET ASSETS 100.0% .............................................                                           $  134,752,289
                                                                                                            ================



                                                           Semiannual Report| 13

Franklin Strategic Series

----------------------------------------------------------------------------------------------------------------------------
     FRANKLIN U.S. LONG-SHORT FUND                                                   COUNTRY       CONTRACTS     VALUE
----------------------------------------------------------------------------------------------------------------------------
     OPTIONS WRITTEN
     ISSUER
     COMMUNICATIONS .4%
     Nextel Communications Inc., Nov 17.5 Calls, 11/22/03 .......                 United States        762  $      495,300
                                                                                                            ----------------
     CONSUMER SERVICES
     eBay Inc., Jan 47.5 Puts, 1/17/04 ..........................                 United States        356          32,040
                                                                                                            ----------------
     INDUSTRIAL SERVICES
     Noble Corp., Jan 32.5 Puts 1/17/04 .........................                 United States        196          22,540
     Weatherford International Ltd., Nov 35 Calls, 11/22/03 .....                 United States        296          25,160
                                                                                                            ----------------
                                                                                                                    47,700
                                                                                                            ----------------
     PRODUCER MANUFACTURING .1%
     Parker Hannifin Corp, Nov 50 Calls, 11/22/03 ...............                 United States        370          48,100
                                                                                                            ----------------
  TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $328,153) ............                                                  623,140
                                                                                                            ----------------

                                                                                             -------------------
                                                                                                    SHARES
                                                                                             -------------------
   e SECURITIES SOLD SHORT
     ISSUER
     Commercial Services  1.1%
     Reuters Group PLC, ADR .....................................                United Kingdom     55,011       1,457,791
                                                                                                            ----------------
     CONSUMER DURABLES 3.1%
     The Black & Decker Corp. ...................................                 United States     48,063       2,297,892
     Pulte Homes Inc. ...........................................                 United States      7,124         616,297
     Take-Two Interactive Software Inc. .........................                 United States     30,431       1,203,546
                                                                                                            ----------------
                                                                                                                 4,117,735
                                                                                                            ----------------
     CONSUMER NON-DURABLES 1.8%
     Nike Inc., B ...............................................                 United States     37,872       2,420,021
                                                                                                            ----------------
     CONSUMER SERVICES 2.3%
     Applebee's International Inc. ..............................                 United States     51,160       1,919,012
     Panera Bread Co. ...........................................                 United States     29,388       1,182,279
                                                                                                            ----------------
                                                                                                                 3,101,291
                                                                                                            ----------------
     DISTRIBUTION SERVICES 1.0%
     Sysco Corp. ................................................                 United States     41,503       1,396,991
                                                                                                            ----------------
     ELECTRONIC TECHNOLOGY 4.0%
     ADTRAN Inc. ................................................                 United States      7,629         519,001
     Avid Technology Inc. .......................................                 United States     17,966         929,561
     Juniper Networks Inc. ......................................                 United States    108,863       1,958,445
     Qualcomm Inc. ..............................................                 United States     15,933         756,817
     Texas Instruments Inc. .....................................                 United States     40,114       1,160,097
                                                                                                            ----------------
                                                                                                                 5,323,921
                                                                                                            ----------------




14 |Semiannual Report

Franklin Strategic Series

----------------------------------------------------------------------------------------------------------------------------
     FRANKLIN U.S. LONG-SHORT FUND                                                  COUNTRY         SHARES       VALUE
----------------------------------------------------------------------------------------------------------------------------
   e SECURITIES SOLD SHORT (CONT.)
     ISSUER
     ENERGY MINERALS 4.9%
     Marathon Oil Corp. .........................................                 United States     50,141  $    1,482,670
     Repsol YPF SA, ADR .........................................                     Spain         78,006       1,354,964
     Tesoro Petroleum Corp. .....................................                 United States    327,953       3,738,664
                                                                                                            ----------------
                                                                                                                 6,576,298
                                                                                                            ----------------
     FINANCE 7.0%
     Allstate Corp. .............................................                 United States     33,902       1,339,129
     Fannie Mae .................................................                 United States     21,654       1,552,375
     Greenpoint Financial Corp. .................................                 United States     46,716       1,455,204
     JP Morgan Chase & Co. ......................................                 United States     57,590       2,067,481
     Marsh & McLennan Cos. Inc. .................................                 United States     15,615         667,541
     MBNA Corp. .................................................                 United States     63,868       1,580,733
     Merrill Lynch & Co. Inc. ...................................                 United States     13,905         823,176
                                                                                                            ----------------
                                                                                                                 9,485,639
                                                                                                            ----------------
     HEALTH TECHNOLOGY 3.0%
     Eli Lilly & Co. ............................................                 United States     28,515       1,899,669
     Neurocrine Biosciences Inc. ................................                 United States     15,566         728,956
     Sepracor Inc. ..............................................                 United States     54,122       1,441,269
                                                                                                            ----------------
                                                                                                                 4,069,894
                                                                                                            ----------------
     INDUSTRIAL SERVICES .5%
     Veritas DGC Inc. ...........................................                 United States     79,451         703,936
                                                                                                            ----------------
     INVESTMENT TRUSTS/MUTUAL FUNDS 2.8%
     Oil Service Holders Trust ..................................                 United States     41,250       2,317,425
     Semiconductor Holders Trust ................................                 United States     35,344       1,471,371
                                                                                                            ----------------
                                                                                                                 3,788,796
                                                                                                            ----------------
     PROCESS INDUSTRIES 2.0%
     PPG Industries Inc. ........................................                 United States     45,851       2,643,310
                                                                                                            ----------------
     PRODUCER MANUFACTURING 5.7%
     Caterpillar Inc. ...........................................                 United States     40,275       2,951,352
     Danaher Corp. ..............................................                 United States     21,698       1,797,679
     General Electric Co. .......................................                 United States     47,039       1,364,602
     Navistar International Corp. ...............................                 United States     37,958       1,534,642
                                                                                                            ----------------
                                                                                                                 7,648,275
                                                                                                            ----------------
     RETAIL TRADE 4.5%
     Carmax Inc. ................................................                 United States     78,440       2,471,644
     Circuit City Stores-Circuit City Group .....................                 United States     74,496         710,692
     Target Corp. ...............................................                 United States     34,433       1,368,367
     Williams-Sonoma Inc. .......................................                 United States     41,835       1,478,031
                                                                                                            ----------------
                                                                                                                 6,028,734
                                                                                                            ----------------



                                                           Semiannual Report| 15

Franklin Strategic Series

----------------------------------------------------------------------------------------------------------------------------
     FRANKLIN U.S. LONG-SHORT FUND                                                  COUNTRY         SHARES       VALUE
----------------------------------------------------------------------------------------------------------------------------
   e SECURITIES SOLD SHORT (CONT.)
     ISSUER
     Technology Services 2.5%
     Citrix Systems Inc. ........................................                 United States     99,765  $    2,522,059
     Symantec Corp. .............................................                 United States     13,487         898,909
                                                                                                            ----------------
                                                                                                                 3,420,968
                                                                                                            ----------------
     TRANSPORTATION 3.0%
     AMR Corp. ..................................................                 United States     58,885         781,993
     Expeditors International of Washington Inc. ................                 United States     30,147       1,131,718
     J.B. Hunt Transport Services Inc. ..........................                 United States     84,424       2,142,681
                                                                                                            ----------------
                                                                                                                 4,056,392
                                                                                                            ----------------
     UTILITIES .5%
     P G & E Corp. ..............................................                 United States     27,990         684,356
                                                                                                            ----------------
     TOTAL SECURITIES SOLD SHORT (PROCEEDS $52,014,173) .........                                           $   66,924,348
                                                                                                            ================




aNon-income producing.
bSee Note 1(e) regarding securities segregated with broker for securities sold short.
cSee Note 6 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.
dSee Note 1(c) regarding repurchase agreement(s).
eSee Note 1(e) regarding securities sold short.


16 |  See notes to financial statements.  |  Semiannual Report

Franklin Strategic Series

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
October 31, 2003 (unaudited)


                                                                                -----------------
                                                                                   FRANKLIN
                                                                                U.S. LONG-SHORT
                                                                                     FUND
                                                                                -----------------
Assets:
 Investments in securities:
  Cost ......................................................................    $ 103,650,262
                                                                                =================
  Value (includes securities segregated with broker for securities sold
short in the amount of $37,074,010) .........................................      112,623,030
 Repurchase agreements, at value and cost ...................................       18,596,211
 Receivables:
  Investment securities sold ................................................        5,111,826
  Capital shares sold .......................................................          144,213
  Dividends and interest ....................................................           31,357
 Deposits with broker for securities sold short .............................       72,055,614
                                                                                -----------------
      Total assets ..........................................................      208,562,251
                                                                                -----------------
Liabilities:
 Payables:
  Investment securities purchased ...........................................        5,328,574
  Capital shares redeemed ...................................................          693,653
  Affiliates ................................................................          141,361
 Options written, at value (premium received $328,153) ......................          623,140
 Securities sold short, at value (proceeds $52,014,173) .....................       66,924,348
 Other liabilities ..........................................................           98,886
                                                                                -----------------
      Total liabilities .....................................................       73,809,962
                                                                                -----------------
       Net assets, at value .................................................    $ 134,752,289
                                                                                -----------------
Net assets consist of:
 Undistributed net investment income ........................................    $    (857,468)
 Net unrealized appreciation (depreciation) .................................       (6,235,553)
 Accumulated net realized gain (loss) .......................................      (57,470,144)
 Capital shares .............................................................      199,315,454
                                                                                -----------------
       Net assets, at value .................................................    $ 134,752,289
                                                                                =================
CLASS A:
 Net asset value per share ($134,752,289 / 8,638,479) a .....................           $15.60
                                                                                =================
 Maximum offering price per share ($15.60 / 94.25%) .........................           $16.55
                                                                                =================




aRedemption price is equal to net asset value less any applicable contingent deferred sales charge.








                     Semiannual Report | See notes to financial statements. | 17

Franklin Strategic Series

STATEMENT OF OPERATIONS
for the six months ended October 31, 2003 (unaudited)


                                                                                -----------------
                                                                                   FRANKLIN
                                                                                U.S. LONG-SHORT
                                                                                     FUND
                                                                                -----------------
Investment income:
 Dividends ..................................................................     $    629,812
 Interest ...................................................................          445,392
                                                                                -----------------
      Total investment income ...............................................        1,075,204
                                                                                -----------------
Expenses:
 Management fees (Note 3) ...................................................          918,645
 Administrative fees (Note 3) ...............................................          143,625
 Distribution fees (Note 3) .................................................          240,852
 Transfer agent fees (Note 3) ...............................................          194,767
 Custodian fees .............................................................            1,374
 Reports to shareholders ....................................................           17,739
 Registration and filing fees ...............................................           13,683
 Professional fees ..........................................................           28,272
 Trustees' fees and expenses ................................................            1,289
 Dividends for securities sold short ........................................          368,733
 Other ......................................................................            3,693
                                                                                -----------------
      Total expenses ........................................................        1,932,672
                                                                                -----------------
       Net investment income (loss) .........................................         (857,468)
                                                                                -----------------
Realized and unrealized gains (losses): Net realized gain (loss) from:
  Investments ...............................................................        6,740,529
  Written options (Note 5) ..................................................          263,218
  Foreign currency transactions .............................................            5,455
  Securities sold short .....................................................      (11,273,167)
                                                                                -----------------
       Net realized gain (loss) .............................................       (4,263,965)
 Net unrealized appreciation (depreciation) on:
  Investments ...............................................................        3,896,713
  Translation of assets and liabilities denominated in foreign currencies ...           (3,264)
                                                                                -----------------
       Net unrealized appreciation (depreciation) ...........................        3,893,449
                                                                                -----------------
Net realized and unrealized gain (loss) .....................................         (370,516)
                                                                                -----------------
Net increase (decrease) in net assets resulting from operations .............     $ (1,227,984)
                                                                                =================




18 |See notes to financial statements.|Semiannual Report

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended October 31, 2003 (unaudited) and the year ended April 30, 2003

                                                                                         ------------------------------------
                                                                                            FRANKLIN U.S.  LONG-SHORT FUND
                                                                                         SIX MONTHS ENDED     YEAR ENDED
                                                                                         OCTOBER 31, 2003   APRIL 30, 2003
                                                                                         ------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income (loss) ..........................................................      $   (857,468)    $   (530,245)
Net realized gain (loss) from investments, options, foreign
 currency transactions and  securities sold short .....................................        (4,263,965)     (11,497,110)
Net unrealized appreciation (depreciation) on investments and
 translation of assets and liabilities denominated in foreign currencies ..............         3,893,449       10,166,308
                                                                                         ------------------------------------
Net increase (decrease) in net assets resulting from operations .......................        (1,227,984)      (1,861,047)
 Distributions to shareholders from net investment income                                              --       (3,586,353)
 Capital share transactions (Note 2) ..................................................        (8,602,218)       3,985,599
                                                                                         ------------------------------------
Net increase (decrease) in net assets .................................................        (9,830,202)      (1,461,801)
Net assets:
 Beginning of period ..................................................................       144,582,491      146,044,292
                                                                                         ------------------------------------
 End of period ........................................................................      $134,752,289     $144,582,491
                                                                                         ====================================
Undistributed net investment income included in net assets:
 End of period ........................................................................      $   (857,468)    $         --
                                                                                         ====================================

                        Semiannual Report|See notes to financial statements.| 19

Franklin Strategic Series

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



FRANKLIN U.S. LONG-SHORT FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin U.S. Long-Short Fund (The Fund) is a separate, diversified series of Franklin Strategic Series (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. JOINT REPURCHASE AGREEMENT

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At October 31, 2003, all repurchase agreements had been entered into on that date.







20 |Semiannual Report

Franklin Strategic Series

FRANKLIN U.S. LONG-SHORT FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security or index at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

E. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

F. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its tax-able income.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income, dividends declared on securities sold short, and distributions to shareholders are recorded on the ex-dividend date.







                                                           Semiannual Report| 21

Franklin Strategic Series

FRANKLIN U.S. LONG-SHORT FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


2. SHARES OF BENEFICIAL INTEREST

At October 31, 2003, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                         ---------------------------------------------------------------
                                              SIX MONTHS ENDED                    YEAR ENDED
                                              OCTOBER 31, 2003                  APRIL 30, 2003
                                         ---------------------------------------------------------------
                                           SHARES        AMOUNT              SHARES        AMOUNT
                                         ---------------------------------------------------------------
 Shares sold ..........................   1,605,443    $ 25,381,646         4,176,519    $ 67,082,051
 Shares issued in reinvestment
 of distributions .....................          --              --           198,812       3,170,954
 Shares redeemed ......................  (2,156,915)    (33,983,864)       (4,149,105)    (66,267,406)
                                         ---------------------------------------------------------------
 Net increase (decrease) ..............    (551,472)   $ (8,602,218)          226,226    $  3,985,599
                                         ===============================================================






22 |Semiannual Report

Franklin Strategic Series

FRANKLIN U.S. LONG-SHORT FUND

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, LLC (FT Services), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, principal underwriter, administrative manager and transfer agent, respectively.

The Fund pays an investment management fee based on the annual rate of 1.50% (the "Based Fee") of average daily net assets. The base fee will be adjusted, on a monthly basis either (i) upward at the rate of 0.01% for each 0.05% that the investment performance of the Fund exceeds the sum of 2.00% plus the investment record of the Standard & Poor's 500 Composite Stock Price Index (the "Index"), or (ii) downward at the rate of 0.01% for each 0.05% that the record of the Index less 2.00% exceeds the investment performance of the Fund. Therefore, the maximum annual fee payable to Advisers will be 2.5% of average daily net assets and the minimum annual fee will be 0.50%. For the period, the total annualized management fee rate, including the performance adjustment was 1.29% of average daily net assets.

The Fund pays an administrative fee to FT Services of .20% per year of the Fund's average daily net assets.

The Fund reimburses Distributors up to .35% per year of average daily net assets for costs incurred in marketing the Fund's shares.

Distributors received net commissions on sales of the Fund's shares, and received contingent deferred sales charges for the period of $51,845 and $51, respectively.

The Fund paid transfer agent fees of $194,767 of which $101,040 was paid to Investor Services.


4. INCOME TAXES

At April 30, 2003, the Fund had tax basis capital losses of $49,445,935 which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
 2010 .....................................................  $ 8,737,560
 2011 .....................................................   40,708,375
                                                             -----------
                                                             $49,445,935
                                                             ===========








                                                           Semiannual Report| 23

Franklin Strategic Series

FRANKLIN U.S. LONG-SHORT FUND

4. INCOME TAXES (CONTINUED)

At April 30, 2003, the Fund had deferred capital losses and deferred currency losses occurring subsequent to October 31, 2002, of $1,596,824 and $1,476, respectively. For tax purposes, such losses will be reflected in the year ending April 30, 2004.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and certain dividend payments on short sales.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions and certain dividend payments on short sales.

At October 31, 2003, the cost of investments and securities sold short and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ....................................   $ 70,717,273
                                                           =============
Unrealized appreciation ................................   $ 10,503,491
Unrealized depreciation ................................    (17,549,011)
                                                           -------------
Net unrealized appreciation (depreciation) .............   $ (7,045,520)
                                                           =============










24 |Semiannual Report

Franklin Strategic Series

FRANKLIN U.S. LONG-SHORT FUND

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments and securities sold short (excluding short-term) for the period ended October 31, 2003, aggregated $176,230,656 and $160,931,085, respectively.

Transactions in call and put options written during the period ended October 31, 2003, were as follows:

                                                 -----------------------
                                                 NUMBER OF     PREMIUMS
                                                 CONTRACTS     RECEIVED
                                                 -----------------------
Options outstanding at April 30, 2003                   --    $      --
Options written                                      5,788      993,009
Options expired                                       (701)     (32,140)
Options exercised                                     (919)    (119,296)
Options closed                                      (2,188)    (513,420)
                                                 -----------------------
Options outstanding at October 31, 2003              1,980    $ 328,153
                                                 =======================



6. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-ended investment company managed by Franklin Advisers Inc. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $141,139 of dividend income from investment in the Sweep Money Fund for the period ended October 31, 2003.







                                                           Semiannual Report| 25

Franklin Strategic Series

PROXY VOTING POLICIES AND PROCEDURES



FRANKLIN U.S. LONG-SHORT FUND

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group.



26 |Semiannual Report

                      This page intentionally left blank.

                      This page intentionally left blank.

Literature Request


For a brochure and prospectus, which contains more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN[R] (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.


Franklin Templeton Investments

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Franklin Global Aggressive Growth Fund Franklin Global Growth Fund Mutual Discovery Fund Templeton Capital Accumulator Fund Templeton Global Long-Short Fund Templeton Global Opportunities Trust Templeton Global Smaller Companies Fund Templeton Growth Fund Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2 Franklin Equity Income Fund Franklin Large Cap Value Fund Franklin MicroCap Value Fund 3 Franklin Small Cap Value Fund Mutual Beacon Fund Mutual Qualified Fund Mutual Recovery Fund 4 Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 5

SECTOR
Franklin Biotechnology Discovery Fund Franklin DynaTech Fund Franklin Global Communications Fund Franklin Global Health Care Fund Franklin Gold and Precious Metals Fund Franklin Natural Resources Fund Franklin Real Estate Securities Fund Franklin Utilities Fund Franklin Technology Fund Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 6
Franklin's AGE High Income Fund
Franklin Federal Money Fund 6,7
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 4
Franklin Income Fund
Franklin Money Fund 6,7
Franklin Short-Intermediate U.S. Government Securities Fund 6
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio 6
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 6
Templeton Global Bond Fund

TAX-FREE INCOME8
NATIONAL FUNDS
Double Tax-Free Income Fund Federal Tax-Free Income Fund High Yield Tax-Free Income Fund Insured Tax-Free Income Fund 9 Tax-Exempt Money Fund 6,7

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
  Products Trust 11



1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders as well as select retirement plans.

3. Effective June 30, 2003, the fund reopened to all new investors.

4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

5. Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

6. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

9. Portfolio of insured municipal securities.

10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and money market portfolios (CA and NY).

11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

11/03                                          Not part of the semiannual report

     [LOGO OMITTED]
FRANKLIN[R] TEMPLETON[R]
       INVESTMENTS
One Franklin Parkway
San Mateo, CA 94403-1906




WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com.




SEMIANNUAL REPORT AND SHAREHOLDER LETTER
Franklin U.S. Long-Short Fund



INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN[R]
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin U.S. Long-Short Fund prospectus, which contains more complete information including charges, expenses and risks.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


404 S2003 12/03






ITEM 2. CODE OF ETHICS.

(A) THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO ITS PRINCIPAL EXECUTIVE OFFICERS AND PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER.

(C) N/A

(D) N/A

(F) PURSUANT TO ITEM 10(A), THE REGISTRANT IS ATTACHING AS AN EXHIBIT A COPY OF ITS CODE OF ETHICS THAT APPLIES TO ITS PRINCIPAL EXECUTIVE OFFICERS FINANCIAL AND ACCOUNTING OFFICER.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(A)(1) THE REGISTRANT HAS AN AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

(2) THE AUDIT COMMITTEE FINANCIAL EXPERT IS FRANK W.T. LAHAYE, AND HE IS "INDEPENDENT" AS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.  N/A
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

ITEM 9. CONTROLS AND PROCEDURES.
(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 10. EXHIBITS.

(A) CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS.

(B)(1) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002 OF JIMMY D. GAMBILL, CHIEF EXECUTIVE OFFICER - FINANCE AND ADMINISTRATION, AND KIMBERLEY H. MONASTERIO, CHIEF FINANCIAL OFFICER

(B)(2) CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 OF JIMMY D. GAMBILL, CHIEF EXECUTIVE OFFICER - FINANCE AND ADMINISTRATION, AND KIMBERLEY H. MONASTERIO, CHIEF FINANCIAL OFFICER

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN STRATEGIC SERIES

By /s/Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date    December 29, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date    December 29, 2003


By /s/Kimberley H. Monasterio
Chief Financial Officer
Date    December 29, 2003